Multi-Fund (Reg. TM) 5
Lincoln National Variable Annuity Account C Individual Variable Annuity
Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-4LINCOLN (454-6265)
www.LincolnFinancial.com
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth
IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. These benefits may be a variable or fixed amount or a combination of both. If you die before the Annuity Commencement Date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $25,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. Purchase payments allocated to any subaccount or to the fixed side of the contract must be at least $300.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime. If any portion of your contract value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account.

All purchase payments, any applicable bonus credits and persistency credits, for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

When you purchase your contract, you must choose one of the following contract options, each of which has different mortality and expense risk charges and surrender charges:

1. Contract Value Death Benefit; or

2. Enhanced Guaranteed Minimum Death Benefit (EGMDB).

As of June 30, 2009, the EGMDB with Bonus Credit option and the EEB Rider with Bonus Credit option previously offered under this contract are no longer available for purchase.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I):
     Invesco V.I. Core Equity Fund*
     Invesco V.I. International Growth Fund*
AllianceBernstein Variable Products Series Fund:
   AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) AllianceBernstein VPS International Value Portfolio (Class B)** AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A)

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class III)
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust:
   Delaware VIP (Reg. TM) Limited-Term Diversified Income (Service Class)
     Delaware VIP (Reg. TM) Diversified Income Series (Service Class) Delaware VIP (Reg. TM) Emerging Markets Series (Service Class)
     Delaware VIP (Reg. TM) REIT Series (Standard Class)
     Delaware VIP (Reg. TM) Small Cap Value Series (Service Class)
     Delaware VIP (Reg. TM) Smid Cap Growth Series (Standard Class)
     Delaware VIP (Reg. TM) U.S. Growth Series (Service Class)
     Delaware VIP (Reg. TM) Value Series (Standard Class)
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP Portfolio**
     DWS Small Cap Index VIP Portfolio**
DWS Variable Series II (Class B)
     DWS Alternative Asset Allocation VIP Portfolio
   (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)
Fidelity (Reg. TM) Variable Insurance Products:
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio (Service Class) Fidelity (Reg. TM) Growth Portfolio (Service Class)
     Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
   FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund*
Janus Aspen Series (Institutional Class):
     Janus Aspen Worldwide Portfolio*
Lincoln Variable Insurance Products Trust:
     LVIP Baron Growth Opportunities Fund (Service Class)
     LVIP Capital Growth Fund (Service Class)
     LVIP Cohen & Steers Global Real Estate Fund (Service Class)
     LVIP Columbia Value Opportunities Fund (Service Class)
     LVIP Delaware Bond Fund (Standard Class)
   LVIP Delaware Diversified Floating Rate Fund (Service Class)*
   LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard
   Class)
   LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund (Standard Class)
   LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund (Standard
   Class)
     LVIP Delaware Growth and Income Fund (Standard Class)
     LVIP Delaware Social Awareness Fund (Standard Class)
     LVIP Delaware Special Opportunities Fund (Standard Class)
     LVIP Global Income Fund (Service Class)
     LVIP Janus Capital Appreciation Fund (Standard Class)
     LVIP MFS International Growth Fund (Service Class)
     LVIP MFS Value Fund (Service Class)
     LVIP Mid-Cap Value Fund (Service Class)
     LVIP Mondrian International Value Fund (Standard Class)
     LVIP Money Market Fund (Standard Class)
     LVIP SSgA Bond Index Fund (Service Class)

     LVIP SSgA Developed International 150 Fund (Service Class)
     LVIP SSgA Emerging Markets 100 Fund (Service Class)
     LVIP SSgA Global Tactical Allocation Fund (Service Class)
     LVIP SSgA International Index Fund (Service Class)
     LVIP SSgA Large Cap 100 Fund (Service Class)
     LVIP SSgA Small/Mid Cap 200 Fund (Service Class)
     LVIP SSgA S&P 500 Index Fund (Standard Class)***
     LVIP SSgA Small-Cap Index Fund (Service Class)
     LVIP T. Rowe Price Growth Stock Fund (Service Class)
   LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class)
     LVIP Templeton Growth Fund (Service Class)
     LVIP Turner Mid-Cap Growth Fund (Service Class)
     LVIP Wells Fargo Intrinsic Value Fund (Standard Class)*
     LVIP Protected Profile 2010 Fund (Service Class)*
     LVIP Protected Profile 2020 Fund (Service Class)*
     LVIP Protected Profile 2030 Fund (Service Class)*
     LVIP Protected Profile 2040 Fund (Service Class)*
     LVIP Protected Profile Conservative Fund (Service Class)
     (formerly LVIP Conservative Profile Fund)
     LVIP Protected Profile Growth Fund (Service Class)
   (formerly LVIP Moderately Aggressive Profile Fund)
     LVIP Protected Profile Moderate Fund (Service Class)
     (formerly LVIP Moderate Profile Fund)
MFS (Reg. TM) Variable Insurance TrustSM (Initial Class):
     MFS (Reg. TM) Core Equity Series*
     MFS (Reg. TM) Total Return Series
     MFS (Reg. TM) Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio* *
     Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio**
     (formerly Neuberger Berman AMT Regency Portfolio)
PIMCO Variable Insurance Trust (Advisor Class)
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*
Wells Fargo Variable Trust Funds (Class 2):
     Advantage Intrinsic Value Fund
     Advantage Omega Growth Fund
     Advantage Small Cap Growth Fund
* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

** It is currently anticipated that during the fourth quarter of 2012, we will close and replace these investment options. See Investments of the VAA - Description of the Funds for further information.

*** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's 500
      (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-4LINCOLN (454-6265). The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2012

Table of Contents



Item                                                          Page
Special Terms                                                   4
Expense Tables                                                  7
Summary of Common Questions                                    11
The Lincoln National Life Insurance Company                    14
Variable Annuity Account (VAA)                                 15
Investments of the Variable Annuity Account                    15
Charges and Other Deductions                                   21
The Contracts                                                  30
 Purchase Payments                                             31
 Bonus Credits                                                 31
 Persistency Credits                                           31
 Transfers On or Before the Annuity Commencement Date          32
 Surrenders and Withdrawals                                    35
 Death Benefit                                                 36
 Investment Requirements                                       41
 Living Benefit Riders                                         46
 Lincoln Lifetime IncomeSM Advantage 2.0                       46
 Lincoln Lifetime IncomeSM Advantage                           56
 Lincoln SmartSecurity (Reg. TM) Advantage                     65
 i4LIFE (Reg. TM) Advantage                                    70
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     75
 4LATER (Reg. TM) Advantage                                    81
 Annuity Payouts                                               85
 Fixed Side of the Contract                                    92
Distribution of the Contracts                                  94
Federal Tax Matters                                            95
Additional Information                                        100
 Voting Rights                                                100
 Return Privilege                                             100
 Other Information                                            101
 Legal Proceedings                                            101
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C               102
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Guaranteed Amount or Income Base, as applicable, minus purchase payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a death benefit.

Account or variable annuity account (VAA)-The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective (or initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit-A measure used to calculate contract value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Adjustment Date-Under Lincoln SmartIncomeSM Inflation, the first day of January each year. The Scheduled Payment and the Reserve Value will be adjusted on each Adjustment Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity Commencement Date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select(other than i4LIFE (Reg. TM) Advantage).

Annuity payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity unit-A measure used to calculate the amount of annuity payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the contract value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any death benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Bonus credit - The additional amount credited to the contract for each purchase payment, if you elect a contract option that offers bonus credits.

Contract option - The type of contract you choose at the time of purchase. Four types of contract options are offered under the contract: (1) Contract Value Death Benefit; (2) EGMDB; (3) EGMDB with Bonus Credit; and (4) EEB rider with Bonus Credit.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referred to as account value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

CPI-The Consumer Price Index used to measure inflation.

CPI Adjustment-Under Lincoln SmartIncomeSM Inflation, adjustments made to the Scheduled Payments and the Reserve Value as a result of fluctuations in the CPI.

CPI Value-The number published monthly by the Bureau of Labor Statistics that represents the Consumer Price Index. Under Lincoln SmartIncomeSM Inflation, the CPI Value is used to determine if the Scheduled Payments and Reserve Value will go up or down each year.

Death benefit-Before the Annuity Commencement Date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.

Fee-based financial plan - A wrap account, managed account or other investment program whereby the contractowner pays the investment firm/professional directly for services. Different charges and expenses apply to contracts purchased as part of a fee-based financial plan.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed annuity payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under the Lincoln Lifetime IncomeSM Advantage 2.0 under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under the Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

Guaranteed Minimum Scheduled Payment-The minimum payment you will receive under Lincoln SmartIncomeSM Inflation (as adjusted for Unscheduled Payments, charges and taxes).

Guaranteed Period-The length of the period during which contract value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An annuity payout option which combines periodic variable Regular Income Payments for life and a death benefit with the ability to make withdrawals during a defined period, the Access Period.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment-An upward or downward adjustment on the amount of contract value in the fixed account upon a transfer, withdrawal or surrender of contract value from the fixed account due to fluctuations in the guaranteed interest rate.

Investment Requirements-Restrictions in how you may allocate your subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a death benefit.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met.

Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.

Lincoln SmartIncomeSM Inflation-A fixed annuity payout option that provides periodic annuity payouts that may increase or decrease annually based on fluctuations in the Consumer Price Index.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed annuity payout option available under Lincoln Lifetime IncomeSM Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.


Periodic Income Commencement Date-The valuation date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Persistency credit - The additional amount credited to the contract after the seventh contract anniversary, if you elect a contract option that offers bonus credits.

Purchase payments-Amounts paid into the contract other than any applicable bonus credits and persistency credits.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Reserve Value-Under Lincoln SmartIncomeSM Inflation, the value that is established to determine the amount available for Unscheduled Payments and the death benefit, if any. The Reserve Value will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Rider Date-The effective date of the Lincoln SmartIncomeSM Inflation rider.

Rider Year-Under Lincoln SmartIncomeSM Inflation, each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payments-Under Lincoln SmartIncomeSM Inflation, annuity payouts for the life of the annuitant (and Secondary Life, if applicable). The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Secondary Life-Under i4LIFE (Reg. TM) Advantage, the person designated by the contractowner upon whose life the annuity payouts will also be contingent.

Subaccount-The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Unscheduled Payments-Under Lincoln SmartIncomeSM Inflation, withdrawals that are in addition to your Scheduled Payments up to the amount of the Reserve Value less any related charges and deductions for premium tax. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion that they reduce the Reserve Value.

Valuation date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation period-The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.



                      Contractowner Transaction Expenses:



Surrender charge (as a percentage of purchase payments surrendered/withdrawn):1   8.0%

1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.





The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.



                    Periodic Charges for the Base Contract:



                                                                                               Fee-based contracts
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):
Contract Value Death Benefit
  Mortality and Expense Risk Charge                                                    0.85%          0.50%
  Administrative Charge                                                                0.15%          0.15%
  Total Separate Account Expenses                                                      1.00%          0.65%
EGMDB
  Mortality and Expense Risk Charge                                                    1.15%          0.80%
  Administrative Charge                                                                0.15%          0.15%
  Total Separate Account Expenses                                                      1.30%          0.95%
EGMDB with Bonus Credit1
  Mortality and Expense Risk Charge                                                    1.60%           N/A
  Administrative Charge                                                                0.15%           N/A
  Total Separate Account Expenses                                                      1.75%           N/A
EEB with Bonus Credit1
  Mortality and Expense Risk Charge                                                    1.80%           N/A
  Administrative Charge                                                                0.15%           N/A
  Total Separate Account Expenses                                                      1.95%           N/A

1 As of June 30, 2009, this contract option is no longer available for purchase.

                    Optional Living Benefit Riders are available as set forth below.




Optional Living Benefit Rider Charges - Other Than i4LIFE (Reg. TM) Advantage:
Only one Living Benefit rider may be elected from this grouping. These charges are added to the charges
for the base contract.                                                                     Single Life   Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0:1
  Guaranteed Maximum Charge                                                                  2.00%         2.00%
  Current Charge                                                                             1.05%         1.25%
Lincoln Lifetime IncomeSM Advantage:2
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.90%         0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus                             0.15%         0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:3
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.65%         0.80%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:3
  Guaranteed Maximum Charge                                                                  0.95%          N/A
  Current Charge                                                                             0.65%          N/A
4LATER (Reg. TM) Advantage:4
  Guaranteed Maximum Charge                                                                  1.50%          N/A
  Current Charge                                                                             0.65%          N/A

1 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these charges to the Income Base. This charge is deducted from the contract value on a quarterly basis. This rider is not available for contractowners who have purchased a bonus credit contract option. This rider is not available for sale after April 2, 2012.

2 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. After December 31, 2010 (or later in some states), these riders are no longer available for sale. As of June 30, 2009, this rider is not available for contractowners who have purchased a bonus credit contract option.

3 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments and step-ups and decreased for withdrawals. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase for all contractowners. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information. As of June 30, 2009, this rider is not available for contractowners who have purchased a bonus credit contract option.

4 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage charge for further information. As of June 30, 2009, this rider is not available for contractowners who have purchased a bonus credit contract option. This rider is not available for sale after July 2, 2012.





Optional Living Benefit Rider Charges - i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage can be elected with or without one of the following Guaranteed Income Benefits. It cannot be elected with any other Living Benefit rider except as set forth below.



i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):*            Fee-Based Contracts   Bonus Credit Options
Account Value Death Benefit                                                  1.30%          0.95%                  1.75%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)                            1.65%          1.30%                  2.10%


* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information.

   i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):*        Fee-Based Contracts
                                                     Single Life   Joint Life   Single Life   Joint Life
Account Value Death Benefit
  Guaranteed Maximum Charge                            3.30%         3.30%        2.95%         2.95%
  Current Charge                                       1.95%         2.15%        1.60%         1.80%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                            3.65%         3.65%        3.30%         3.30%
  Current Charge                                       2.30%         2.50%        1.95%         2.15%


* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option, with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information. This option is not available for contractowners with a bonus credit contract option.


 i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit
                  (versions 1, 2 and 3)*:
                                                             Fee-Based Contracts   Bonus Credit Options
Account Value Death Benefit
  Guaranteed Maximum Charge                         2.80%          2.45%                  3.25%
  Current Charge                                    1.80%          1.45%                  2.25%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                         3.15%          2.80%                  3.60%
  Current Charge                                    2.15%          1.80%                  2.60%


* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charge to comprise the total charges reflected. See Charges and Other Deductions - i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit Charge for further information.



i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
  purchasers who previ-
ously purchased 4LATER (Reg. TM) Advantage:*
Account Value Death Benefit
  Guaranteed Maximum Charge                                                               2.80%
  Current Charge                                                                          1.95%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                               3.15%
  Current Charge                                                                          2.30%



i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
  purchasers who previ-                                                                    Fee-Based Contracts
ously purchased 4LATER (Reg. TM) Advantage:*
Account Value Death Benefit
  Guaranteed Maximum Charge                                                                      2.45%
  Current Charge                                                                                 1.60%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                                      2.80%
  Current Charge                                                                                 1.95%



i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
  purchasers who previ-                                                                    Bonus Credit Options
ously purchased 4LATER (Reg. TM) Advantage:*
Account Value Death Benefit
  Guaranteed Maximum Charge                                                                       3.25%
  Current Charge                                                                                  2.40%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                                       3.60%
  Current Charge                                                                                  2.75%


* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charge to comprise the total charges reflected. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information. After June 30, 2009, this rider is not available for contractowners who have purchased a bonus credit option.



i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4) for purchasers who previously
purchased Lincoln Lifetime IncomeSM Advantage 2.0:1
                                                                                          Single Life
Account Value Death Benefit plus                                                             1.00%*
  Guaranteed Maximum Charge**                                                                2.00%
  Current Charge**                                                                           1.05%
Enhanced Guaranteed Minimum Death Benefit (EGMDB) plus                                       1.30%*
  Guaranteed Maximum Charge**                                                                2.00%
  Current Charge**                                                                           1.05%



i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4) for purchasers who previously
purchased Lincoln Lifetime IncomeSM Advantage 2.0:1                                                       Fee-Based Contracts
                                                                                          Joint Life   Single Life   Joint Life
Account Value Death Benefit plus                                                            1.00%*        0.65%         0.65%
  Guaranteed Maximum Charge**                                                                2.00%        2.00%         2.00%
  Current Charge**                                                                           1.25%        1.05%         1.25%
Enhanced Guaranteed Minimum Death Benefit (EGMDB) plus                                      1.30%*        0.95%         0.95%
  Guaranteed Maximum Charge**                                                                2.00%        2.00%         2.00%
  Current Charge**                                                                           1.25%        1.05%         1.25%


* As a percentage of average daily net assets in the subaccounts. This charge is assessed on and after the periodic income commencement date. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0.

** As an annualized percentage of the greater of the Income Base (the Lincoln
   Lifetime IncomeSM Advantage 2.0 Income Base less the Guaranteed Annual Income amounts paid since the last step-up) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0.

1 This option is not available for contractowners who have purchased a bonus credit contract option.





The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the annuity commencement date:



          Periodic Charges on and after the Annuity Commencement Date



                                                               The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement
Mortality and expense risk charge and administrative charge                                 Date.

The next table describes the maximum Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the annuity commencement date:



Maximum Lincoln SmartIncomeSM Inflation Unscheduled Payment charge (as a percentage of
  the Unscheduled Payment)                                                               7.0%

 The Unscheduled Payment charge percentage is reduced over time. The later the Unscheduled Payment occurs, the lower the charge with respect to that Unscheduled Payment. A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation. See The Contracts - Annuity Payouts for a detailed description of Lincoln SmartIncomeSM Inflation.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2011. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.28%        2.16%
Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.28%        1.92%

* 33 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2013.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.


EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB death benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,533    $2,785    $4,018    $7,114

2) If you annuitize or do not surrender your contract at the end of the applicable time period:

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $733   $2,185    $3,618    $7,114

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Bonus credits and persistency credits are not included. Different fees and expenses not reflected in the examples may be imposed during a period in which annuity payouts are made. See The Contracts - Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or fixed annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. All material state variations are discussed in the prospectus. Please check with your investment representative regarding their availability.

At the time you purchase the contract, including contracts purchased as part of a Fee-based financial plan, you must choose between the two following contract options:

1. Contract Value Death Benefit; or

2. EGMDB.

Contracts purchased as part of a Fee-based financial plan can not purchase the EGMDB with Bonus Credit or the EEB Rider with Bonus Credit. As of June 30, 2009, the EGMDB with Bonus Credit option and the EEB Rider with Bonus Credit option previously offered under this contract are no longer available.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your subaccount investments, which means you may be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for sale. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your purchase payments to the VAA or to the fixed account, if available. Based upon your instruction for purchase payments, the VAA applies your purchase payments, any applicable bonus credits and persistency credits, to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you may receive applicable bonus credits and you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value. See Charges and Other Deductions.

If you withdraw purchase payments, you pay a surrender charge from 0% to 8.0% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a bonus credit and a persistency credit? If your contract option offers bonus credits, when purchase payments are made, we will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is 3% of the purchase payment, as defined in this prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The Contracts - Bonus Credits.

An annual persistency credit of 0.45% of contract value less purchase payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

Certain contract options have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. After the seventh contract anniversary, the persistency credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which contract option is most appropriate for you.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per contract year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the subaccounts is less than $2,000). If transferring funds from the fixed account to the subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage) or, a minimum annuity payout (4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. As of June 30, 2009, the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit are unavailable for contractowners who have elected one of the bonus credit contract options. See The Contracts - Living Benefit Riders.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less purchase payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, 5% Enhancements to the Income Base (less purchase payments received in that year), automatic annual step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. This rider is not available to contractowners who have elected one of the bonus contract options and, as of April 2, 2012, is unavailable for purchase under any contract option. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. As of June 30, 2009, this rider is unavailable to contractowners who have elected one of the bonus credit contract options. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale (except in a limited number of states).

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your contract value of an amount equal to the excess of the initial Guaranteed Amount over the current contract value on the seventh benefit year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for sale (except in a limited number of states).

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment and any corresponding bonus credit (or contract value at the time of election) as adjusted. As of June 30, 2009, this rider is unavailable to contractowners who have elected one of the bonus credit contract options. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the contract value at the time you elect i4LIFE (Reg.
TM) Advantange with the Guaranteed Income Benefit. Certain Living Benefit riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

As of June 30, 2009, i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is unavailable for contractowners who have elected one of the bonus credit contract options.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. As of June 30, 2009, this rider is unavailable to contractowners who have elected one of the bonus credit contract options. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. After July 2, 2012, this rider is no longer available for sale. Please check with your registered representative for availability.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed annuity payout option that provides periodic annuity payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln

SmartIncomeSM Inflation also provides a guaranteed minimum payout, a death benefit and access to a reserve value from which unscheduled payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any applicable bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340 , or call 1-800-4LINCOLN (454-6265). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-4LINCOLN (454-6265).



Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. Applicable bonus credits are allocated to the subaccounts at the same time and at the same percentages as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.

Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Lincoln, PIMCO, Putnam and Wells Fargo funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The death benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the death benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and death benefit and/or rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

We currently anticipate closing and replacing the following funds during the fourth quarter of 2012:
 o Alliance Bernstein VPS International Portfolio with LVIP Mondrian International Value Fund
 o DWS Equity 500 Index VIP Portfolio with LVIP SSgA S&P 500 Index Fund
 o DWS Small Cap Index VIP Portfolio with LVIP SSgA Small-Cap Index Fund
 o Neuberger Berman AMT Mid-Cap Growth Portfolio with LVIP SSgA S&P 500 Index
Fund
 o Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio with LVIP SSgA S&P 500 Index Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by
    Invesco Advisers, Inc.

  o Core Equity Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 21, 2012.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.


American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund: Long-term growth of capital.

  o Growth Fund: Growth of capital.

  o Growth-Income Fund: Long-term growth of capital and income.

  o International Fund: Long-term growth of capital.


BlackRock Variable Series Fund, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series: Long-term total return.

  o Emerging Markets Series: Long-term capital appreciation.

  o Limited-Term Diversified Income: Long-term total return.

  o REIT Series: Total return.

  o Small Cap Value Series: Total return.

  o Smid Cap Growth Series: Total return.

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.
     This fund will not be offered in contracts issued on or after June 4, 2007.


DWS Variable Series II, advised by Deutsche Asset Investment Management
    Americas, Inc. and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.
     (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)

Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Growth Portfolio: Capital appreciation.

  o Mid Cap Portfolio: Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund: Maximize income.

  o Mutual Shares Securities Fund: Capital appreciation.

  o Templeton Global Bond Securities Fund: High current income.
     This fund is not offered in contracts issued on or after June 30, 2009.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Worldwide Portfolio: Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)

  o LVIP Capital Growth Fund: Capital growth.
     (Subadvised by Wellington Management Company, LLP)

  o LVIP Cohen & Steers Global Real Estate Fund: Total Return.
     (Sub-advised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund: Long-term capital appreciation. (Sub-advised by Columbia Management Advisors, LLC)

  o LVIP Delaware Bond Fund: Maximum current income.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund: Current income and preservation of capital with capital appreciation. (Subadvised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund: Capital appreciation with current income.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Sub-advised by Delaware Management Company)*

  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP Janus Capital Appreciation Fund: Long-term growth of capital. (Sub-advised by Janus Capital Management LLC)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Sub-advised by Massachusetts Financial Services Company)

  o LVIP MFS Value Fund: Capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Sub-advised by Wellington Management Company, LLP)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: Current income/Preservation of capital. (Sub-advised by Delaware Management Company)*

  o LVIP SSgA Bond Index Fund: Replicate Barclays Capital U.S. Aggregate Bond Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Developed International 150 Fund: Long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund: Replicate broad market index of non-U.S. foreign securities.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 (Reg. TM) Index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Mid Cap 200 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund: Long-term growth of capital. (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund: Long-term growth of capital.
     (Sub-advised by Templeton investment Counsel, LLC)

  o LVIP Turner Mid-Cap Growth Fund: Capital appreciation.
     (Sub-advised by Turner Investment Partners)

  o LVIP Wells Fargo Intrinsic Value Fund: Reasonable income by investing income-producing equity securities.
     (Sub-advised by Metropolitan West Capital Management)

  o LVIP Protected Profile 2010 Fund: Total return with emphasis on high current income; a fund of funds.
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2020 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2030 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2040 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile Conservative Fund: High current income and growth of capital; a fund of funds.
     (formerly LVIP Conservative Profile Fund)

  o LVIP Protected Profile Moderate Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderate Profile Fund)

  o LVIP Protected Profile Growth Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderately Aggressive Profile Fund)

MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series: Capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Total Return Series: Total return.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio: Capital appreciation.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o Mid-Cap Intrinsic Value Portfolio: Long-term growth.
     (formerly Regency Portfolio)
     This fund will not be offered in contracts issued on or after June 4, 2007.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund: Capital appreciation.
     (Subadvised by Putnam Advisory Company, LLC and Putnam Investments
Limited)
     This fund is not offered in contracts issued on or after May 24, 2004.


Wells Fargo Variable Trust Funds, advised by Wells Fargo Funds management, LLC.

  o Advantage Intrinsic Value Fund: Long-term capital appreciation. (Sub-advised by Wells Capital Management, Inc.)

  o Advantage Omega Growth Fund: Long-term capital appreciation.
     (Sub-advised by Wells Capital Management, Inc.)

  o Advantage Small Cap Growth Fund: Long-term capital appreciation. (Sub-advised by Wells Capital Management, Inc.)

Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.

Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts, including Lincoln SmartIncomeSM Inflation payouts, live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup bonus credits paid into the contract by Lincoln Life when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA


For the base contract, we apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:



o   Mortality and expense risk charge*
o   Administrative charge
o   Total annual charge for each
    subaccount



    Contract Value Death Benefit   EGMDB   EGMDB with Bonus Credit**   EEB with Bonus Credit**
    ------------------------------ ------- --------------------------- ------------------------
o               0.85%              1.15%             1.60%                      1.80%
o               0.15%              0.15%             0.15%                      0.15%
                ----               ----               ----                       ----
o
                1.00%              1.30%             1.75%                      1.95%

*For contractowners whose contracts are purchased as part of a Fee-based financial plan, the mortality and expense risk charges will be: Contract Value ..50% (Total Charge .65%); EGMDB .80% (Total Charge .95%); EGMDB with Bonus N/A and EEB with Bonus N/A.

**As of June 30, 2009, this contract option is no longer available.


Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each purchase payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1, 2011, your first contract anniversary would be on January 1, 2012, your second contract anniversary would be on January 1, 2013, and so forth.


For the Contract Value Death Benefit and EGMDB contract options:



                                                               Number of contract anniversaries since
                                                                    purchase payment was invested
                                                               ---------------------------------------
                                                                0    1    2    3    4    5    6    7+
      Surrender charge as a percentage of the surrendered or   7%   6%   5%   4%   3%   2%   1%   0%
      withdrawn purchase payments

For the EGMDB with Bonus Credit and EEB Rider with Bonus Credit contract options:




                                                               Number of contract anniversaries since
                                                                    purchase payment was invested
                                                               ---------------------------------------
                                                                0    1    2    3    4    5    6    7+
      Surrender charge as a percentage of the surrendered or   8%   7%   6%   5%   4%   3%   2%   0%
      withdrawn purchase payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the seventh anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is 15% of total purchase payments (this does not apply upon surrender of the contract);
 o Contract value applied to calculate the initial benefit payment to be made under an annuity payout option, other than the i4LIFE (Reg. TM) Advantage option. If a contract option with a bonus credit is selected, purchase payments must be invested for at least twelve months before this provision will apply;
 o A surrender or withdrawal of any purchase payments as a result of the "permanent and total disability" of the contractowner as defined in section 22(e) of the Code. Permanent and total disability must occur subsequent to the contract date and prior to the 65th birthday of the disabled owner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies. If a contract option with a bonus credit is selected, purchase payments must be invested for at least twelve months before this provision will apply;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, surrender charges continue to apply to the spouse's contract);
 o A surrender or withdrawal of any purchase payments as a result of the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance in such a facility must be subsequent to the contract date and continue for

  90 consecutive days prior to the surrender or withdrawal. If a contract option with a bonus credit is selected, purchase payments must be invested for at least twelve months before this provision will apply;
 o A surrender or withdrawal of any purchase payments as a result of the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be subsequent to the contract date and result in a life expectancy of less than 12 months, as determined by a qualified professional medical practitioner. If a contract option with a bonus credit is selected, purchase payments must be invested for at least twelve months before this provision will apply;
 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o A surrender or annuitization of bonus credits and persistency credits;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage including any payments to provide the 4LATER or i4LIFE Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;
 o Contract value applied when used in the calculation of the initial regular income payment and Account Value under the i4LIFE (Reg. TM) Advantage option;
 o Contracts purchased as part of a Fee-based financial plan;
 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted; then
  o from any applicable bonus credits.

3. On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and any applicable persistency credits until exhausted; then
  o from any applicable bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
  o from any applicable bonus credits attributable to purchase payments to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option. As of April 2, 2012, this rider is no longer available for purchase.

The charge is applied to the Income Base (initial purchase payment if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each subaccount and any fixed account of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the contract value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less purchase payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative purchase payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the contract value is reduced to zero while the contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on or after October 5, 2009. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

As of December 31, 2010 (or later in certain states), this rider is no longer available for purchase.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up Option is no longer available for purchase.

The charge is applied to the Guaranteed Amount (initial purchase payment, if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount and any fixed account of the contract on the valuation date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the valuation date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For contracts purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment and any bonus credit or contract value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM). After July 2, 2012, this rider is no longer available for sale.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

i4LIFE (Reg. TM) Advantage Charge. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value. The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.30% (1.75% for bonus options) for the i4LIFE (Reg. TM) Advantage Account Value death benefit for IRA and non-qualified annuity contracts; and 1.65% (2.10% for bonus options) for the i4LIFE (Reg. TM) Advantage EGMDB. The annual rate of the i4LIFE (Reg. TM) Advantage charge for contracts sold as part of a Fee-based financial plan is: 0.95% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit and 1.30% for the i4LIFE (Reg. TM) Advantage EGMDB. Bonus options are not available for contracts sold as part of a Fee-based financial plan. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the Periodic Income Commencement Date which is the valuation date on which the Regular Income Payment is determined and the beginning of the Access Period. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit. If you dropped Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4), the charges that you pay will be different. See the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg.
TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for version 1, 2 and 3), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.95% or 1.60% for fee-based contracts [For versions 1, 2 and 3: 1.80%, 1.45% for fee-based, 2.25% for bonus credit options] for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.30% or 1.95% for fee-based contracts [For versions 1, 2 and 3: 2.15%, 1.80% for fee-based, 2.60% for bonus credit options] for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% or 1.80% for fee-based for the i4LIFE (Reg. TM) Adantage Account Value Death Benefit; 2.50% or 2.15% for fee-based for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of the prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit (version 4) under i4LIFE (Reg. TM) Advantage you will pay a quarterly charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase) starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The initial charge for this rider is equal to an annual rate of 1.05% of the Lincoln Lifetime IncomeSM Advantage
2.0 Income Base or contract value, if greater, (0.2625% quarterly) for the single life option and 1.25% of the Income Base or contract value, if greater, (0.3125% quarterly) for the joint life option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed that in the future the guaranteed maximum initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. This is the charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. This charge is in addition to the daily mortality and expense risk and administrative charge for your death benefit option set out under Deductions from the VAA.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 will not change unless there is an automatic step-up of the Guaranteed Income Benefit to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg.
TM) Advantage section of the prospectus). At such time, the charge will increase by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase to the Guaranteed Income Benefit and by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. Upon this excess withdrawal, the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 is calculated as well as adjustments due to increases to the Guaranteed Income Benefit and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the contractowner is 60 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example assumes an increase to the initial charge based upon an increase to the Guaranteed Income Benefit due to the automatic step-up:



  1/1/10   Contract value as of the last valuation date under Lincoln Lifetime IncomeSM           $ 100,000
           Advantage 2.0
  1/1/10   Income Base as of the last valuation date under Lincoln Lifetime IncomeSM              $ 125,000
           Advantage 2.0
  1/1/10   Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    $1,312.50
           (version 4) ($125,000 * 1.05% current charge for Lincoln Lifetime IncomeSM
           Advantage 2.0)
  1/2/10   i4LIFE (Reg. TM) Advantage Account Value                                               $ 100,000
  1/2/10   Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment                    $   5,051
  1/2/10   Initial Guaranteed Income Benefit (4% * $125,000 Income Base)                          $   5,000
  1/2/11   Recalculated Regular Income Payment                                                    $   6,900
  1/2/11   New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)                    $   5,175

                                                                                                  $1,358.44
  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
           4) ($1,312.50 * ($5,175/$5,000)) Prior charge* [ratio of increased Guaranteed
           Income Benefit to prior Guaranteed Income Benefit]

If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up.


Continuing the above example:



  1/2/11   Annual Charge for Lincoln Lifetime IncomeSM Advantage 2.0                               $1,358.44
  1/2/12   Recalculated Regular Income Payment                                                     $   7,400
  1/2/12   New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)                     $   5,550
           Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from
           1.05% to 1.15%.
  1/2/12   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,595.63
           4) ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))

The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage and Guaranteed Income Benefit chargec will cease.

4LATER (Reg. TM) Guaranteed Income Benefit Charge. The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of .65% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.95% or 1.60% for fee-based (2.40% for bonus options) for the Account Value death benefit and 2.30% or 1.95% for fee-based (2.75% for bonus options) for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily account value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.80% or 1.45% for fee-based (2.25% for bonus options) for the i4LIFE (Reg. TM) Advantage Account Value death benefit and 2.15% or 1.80% for fee-based (2.60% for bonus options) for the i4LIFE (Reg. TM) Advantage EGMDB. Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.00% of the value in the VAA (1.25% of the contract value for contract options with bonus credits) will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge

(as a percentage of the Unscheduled Payment)*



Rider Year     1    2    3    4    5    6    7    8
-------------- ---- ---- ---- ---- ---- ---- ---- ---
  Charge       7%   7%   7%   6%   5%   4%   3%   0%

* A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.

Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o contracts sold as part of a Fee-based financial plan,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in good order at our Home Office, an initial purchase payment and any corresponding bonus credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment and any corresponding bonus credit within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.

Contract Options

At the time you purchase the contract, including contracts purchased as part of a Fee-based financial plan, you must choose between the two following contract options (check with your adviser regarding availability):

1. Contract Value Death Benefit; or

2. EGMDB.

As of June 30, 2009, the EGMDB with Bonus Credit option and the EEB rider with Bonus Credit option previously offered under this contract are no longer available. These bonus credit options were never available as part of a fee-based plan.

Each contract option offers a different death benefit and has separate charges, including different mortality and expense risk charges and surrender charges; and you should carefully consider which contract option is the best for you. Once you elect a contract option, you cannot change it, except you can move from the EGMDB (without the bonus credit) to the Contract Value Death Benefit. For more information about Bonus Credits, see The Contracts-Bonus Credits. For more information about each specific death benefit offered, see The Contracts-Death benefit.


Purchase Payments

You may make purchase payments to the contract at any time, subject to certain conditions. You are not required to make any additional purchase payments after the initial purchase payment. There may be some restrictions on making additional purchase payments if you purchased a Living Benefit rider. See the Living Benefit Riders section of this prospectus for additional information. The minimum initial purchase payment is $25,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a purchase payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the purchase payment to you. Purchase payments totaling $2 million or more are subject to Home Office approval. If you stop making purchase payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Bonus Credits

The following discussion on bonus credits applies only to the following contract options:

1. EGMDB with Bonus Credit; and
2. EEB Rider with Bonus Credit.

These Bonus Credit options are not available for purchase as of June 30, 2009.

In some states, the term bonus credit may be referred to a value enhancement or a similar term in the contract. For each purchase payment made into the contract, we will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as 3% of the purchase payment made.

Lincoln Life offers contract options that do not offer bonus credits. The contract options that do offer bonus credits assess additional fees and charges that are used to fully or partially recoup bonus credits paid into the contract by Lincoln Life when purchase payments are made. During the surrender charge period, the amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Contract options that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than these contract options with bonus credits, depending on the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract option is most appropriate for you.


Persistency Credits

The following discussion on persistency credits applies only to the following contract options:

1. EGMDB with Bonus Credit; and
2. EEB Rider with Bonus Credit.

These Bonus Credit options are not available for purchase as of June 30, 2009.

Contractowners electing one of the above listed contract options will also receive a persistency credit on a quarterly basis after the seventh contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least 7 years, by an annual rate of 0.45%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. You may also allocate purchase payments in the fixed account, if available. If you elect a contract option that offers bonus credits, corresponding bonus credits will be allocated to the subaccounts and/or the fixed side of the contract in the same proportion in which you allocate purchase payments.

The minimum amount of any purchase payment which can be put into any one subaccount is $300. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $300, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Home Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we generally will not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m. New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m., New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments and applicable bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and applicable bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first thirty days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $300 or the total amount in the subaccount if less than $300. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the variable subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the contract value in the fixed accounts to the variable subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. This may not be allowed if certain riders are in effect. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Home Office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.

Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining contract value in the DCA program will be allocated to the variable subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment.

The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. You specify the applicable subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the contractowner had enrolled in this service prior to this date.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...                               AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     There is a surviving joint owner     The annuitant is living or deceased    joint owner
 contractowner     There is no surviving joint owner    The annuitant is living or deceased    designated beneficiary
contractowner     There is no surviving joint owner    The annuitant is living or deceased    contractowner's estate
                  and the beneficiary predeceases the
                  contractowner

 UPON DEATH OF:    AND...
annuitant         The contractowner is living
 annuitant         The contractowner is living
annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                DEATH BENEFIT PROCEEDS PASS TO:
annuitant         There is no contingent annuitant      The youngest contractowner
                                                        becomes the contingent annuitant
                                                        and the contract continues. The
                                                        contractowner may waive* this
                                                        continuation and receive the death
                                                        benefit proceeds.
 annuitant         The contingent annuitant is living    contingent annuitant becomes the
                                                        annuitant and the contract continues
annuitant**       No contingent annuitant allowed       designated beneficiary
                  with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the Annuity Commencement Date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

Contract value death benefit.

If you elect the Contract Value Death Benefit contract option, Lincoln Life will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by Lincoln Life for payment. No additional death benefit will be paid.

Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contractowners who have selected the EGMDB without the bonus credit may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request, and the Contract Value Death Benefit will apply. We will deduct the charge for the Contract Value Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider with Bonus Credit Contract Option is the greatest of the following amounts:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value. For contracts purchased prior to June 2, 2003 (or later depending on your state) the sum of purchase payments will be reduced by the sum of all withdrawals on a dollar for dollar basis (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value. For contracts purchased prior to June 2, 2003 (or later depending on your state) the highest contract value will be reduced by the sum of all withdrawals on a dollar for dollar basis; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the contract value immediately prior to the withdrawal; and

     (ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the contract value immediately prior to the withdrawal; and

     (ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this death benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the valuation date the selected death benefit option of the contract is changed; or
 o the annuity commencement date.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity.Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older the death benefit payable will become the greatest of the first three amounts listed under the EEB Rider and the total annual charge will be reduced to, 1.75%.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchase a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Income Benefit under i4LIFE (Reg.
TM) Advantage, you will be subject to Investment Requirements, which means you will be limited in how much you can invest in certain subaccounts of your contract. Investment Requirements apply whether you purchase a Living Benefit rider at contract issue, or if you add a Living Benefit rider to an existing contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg.
TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Under each option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.



                                                                                           YOU WILL BE SUBJECT TO
 IF YOU ELECT...                             AND THE DATE OF ELECTION IS...               INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage 2.0     On or after November 15, 2010                 Option 3
 Lincoln Lifetime IncomeSM Advantage         February 19, 2008 through January 19, 2009    Option 2
                                            On or after January 20, 2009                  Option 3
Lincoln SmartSecurity (Reg. TM) Advantage   Prior to April 10, 2006                       N/A
                                            April 10, 2006 through January 19, 2009       Option 1
                                            On or after January 20, 2009                  Option 3
 4LATER (Reg. TM) Advantage                  April 10, 2006 through January 19, 2009       Option 1
                                            On or after January 20, 2009                  Option 3

                                                                                                 YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...            INVESTMENT REQUIREMENTS
i4LIFE (Reg. TM) Advantage with Guaranteed Income    Prior to April 10, 2006                    N/A
Benefit (v.1)                                        On or after April 10, 2006                 Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    April 10, 2006 through January 19, 2009    Option 1
Benefit (v.2)                                        On or after January 20, 2009               Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income    October 6, 2008 through January 19, 2009   Option 2
Benefit (v.3)                                        On or after January 20, 2009               Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    On or after November 15, 2010              Option 3
Benefit (v.4)

Investment Requirements - Option 1

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts") (Note: not all subaccounts are available with all contracts):
 o AllianceBernstein VPS Global Thematic Growth Portfolio
 o AllianceBernstein VPS International Value Portfolio
 o AllianceBernstein VPS Small/Mid Cap Value Portfolio
 o American Funds Global Growth Fund
 o American Funds International Fund
 o Delaware VIP Emerging Markets Series
 o Delaware VIP REIT Series
 o Delaware VIP Small Cap Value Series
 o Delaware VIP Smid Cap Growth Series
 o DWS Small Cap Index VIP
 o Fidelity VIP Mid Cap Portfolio
 o FTVIPT Franklin Income Securities Fund
 o FTVIPT Mutual Shares Securities Fund
 o Invesco V.I. International Growth Fund
 o Janus Aspen Worldwide Portfolio
 o LVIP Baron Growth Opportunities Fund
 o LVIP Cohen & Steers Global Real Estate Fund
 o LVIP Columbia Value Opportunities Fund
 o LVIP Delaware Foundation Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund
 o LVIP MFS International Growth Fund
 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund
 o LVIP SSgA Developed International 150 Fund
 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small/Mid Cap 200 Fund
 o LVIP SSgA Small-Cap Index Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Templeton Growth Fund
 o LVIP Turner Mid-Cap Growth Fund
 o LVIP Protected Profile 2040 Fund
 o MFS VIT Utilities Series
 o Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio
 o Neuberger Berman AMT Mid-Cap Growth Portfolio
 o Putnam VT Global Health Care Fund
 o WFVT Advantage Small Cap Growth Fund

All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider.

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total contract value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Delaware VIP Limited-Term Diversified Income Series subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude subaccounts from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the subaccount groups are as follows:



Group 1                                                     Group 2
Investments must be at least 25% of contract value          Investments cannot exceed 75% of contract value or Account Value
                                                            -----------------------------------------------------------------
or Account Value
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other investment options except as discussed below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP Delaware Bond Fund
6. LVIP Delaware Diversified Floating Rate Fund
7. LVIP Global Income Fund
8. LVIP SSgA Bond Index Fund
Group 3
Investments cannot exceed 10% of contract value or
                                                            -----------------------------------------------------------------
Account Value
-----------------------------------------------------------
1. Delaware VIP REIT Series
2. DWS Alternative Asset Allocation VIP Portfolio
3. LVIP SSgA Emerging Markets 100 Fund

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds listed below. If you allocate less than 100% of contract value or i4LIFE (Reg. TM) Advantage among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions.* Any remaining funds listed below that re not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions. These funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Franklin Income Securities Fund oFTVIPT Templeton Global Bond Securities Fund oLVIP Delaware Bond Fund oLVIP Delaware Foundation Conservative Allocation Fund

oLVIP Delaware Foundation Moderate Allocation Fund oLVIP Global Income Fund

oLVIP SSgA Bond Index Fund
oLVIP SSgA Global Tactical Allocation Fund oLVIP Protected Profile 2010 Fund oLVIP Protected Profile 2020 Fund oLVIP Protected Profile 2030 Fund oLVIP Protected Profile 2040 Fund oLVIP Protected Profile Conservative Fund oLVIP Protected Profile Moderate Fund oLVIP Protected Profile Growth Fund oMFS VIT Total Return Series

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Delaware Foundation Conservative Allocation Fund, the LVIP Protected Profile Moderate Fund, the LVIP Protected Profile Conservative Fund, (both are funds of funds) and the FTVIPT Franklin Income Securities Fund.

Investment Requirements - Option 3

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:


Group 1                                              Group 2
Investments must be at least 30% of contract value   Investments cannot exceed 70% of contract value or Account Value
                                                     -----------------------------------------------------------------
or Account Value
----------------------------------------------------
1. American Century VP Inflation Protection Fund     All other funds except as described below.
2. Delaware VIP Diversified Income Series
3. Delaware VIP Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP Delaware Bond Fund
6. LVIP Delaware Diversified Floating Rate Fund
7. LVIP Global Income Fund
8. LVIP SSgA Bond Index Fund



Group 3
Investments cannot exceed 10% of contract value or
Account Value
---------------------------------------------------
1. AllianceBernstein VPS Global Thematic Growth
Portfolio
2. Delware VIP Emerging Markets Series
3. Delaware VIP REIT Series
4. DWS Alternative Asset Allocation VIP Portfolio
5. LVIP Cohen & Steers Global Real Estate Fund
6. LVIP SSgA Emerging Markets 100 Fund
7. MFS VIT Utilities Series

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list; however, if you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Templeton Global Bond Securities Fund oLVIP Delaware Bond Fund oLVIP Delaware Foundation Conservative Allocation Fund oLVIP Delaware Foundation Moderate Allocation Fund oLVIP Global Income Fund

oLVIP SSgA Bond Index Fund
oLVIP SSgA Global Tactical Allocation Fund oLVIP Protected Profile 2010 Fund oLVIP Protected Profile 2020 Fund oLVIP Protected Profile Conservative Fund oLVIP Protected Profile Moderate Fund oLVIP Protected Profile Growth Fund oMFS VIT Total Return Series

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Delaware Foundation Conservative Allocation Fund and the LVIP Protected Profile Conservative Fund.


Living Benefit Riders

The optional Living Benefit riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage - are described in the following sections. Lincoln Lifetime IncomeSM Advantage 2.0 and i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) are not available for contracts with bonus credit options. As of April 4, 2012, Lincoln Lifetime IncomeSM Advantage 2.0 is not available for sale. As of July 2, 2012, 4LATER (Reg. TM) Advantage will not be available for sale. As of June 30, 2009, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln Smart Security (Reg. TM) Advantage, and 4LATER (Reg. TM) Advantage are unavailable for contractowners who have elected one of the bonus credit contract options. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.


Lincoln Lifetime IncomeSM Advantage 2.0

The Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial purchase payment or contract value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less purchase payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the contract value if the contract value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

The Lincoln Lifetime IncomeSM Advantage 2.0 rider is no longer available for purchase on or after April 2, 2012.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 the purchase payment or contract value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as contractowner/annuitant (single life option) or for the lives of you as contractowner/annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The contractowner, annuitant or secondary life may not be changed while this rider is in effect (except if the secondary life assumes ownership of the contract upon death of the contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial purchase payment (or contract value if elected after contract issue), increased by subsequent purchase payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. No additional purchase payments are allowed if the contract value decreases to zero for any reason. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. These options are discussed below in detail.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing the Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of the Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. The Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. This rider is not available with bonus credit options. The contractowner/annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other living benefit rider offered in your contract at the same time (Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage). You may not elect the rider if you have also elected i4LIFE (Reg.
TM) Advantage or Lincoln SmartIncomeSM Inflation, both annuity payout options. You must wait at least 12 months after terminating your Living Benefit rider or any other living benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that the Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time.

If you purchase the Lincoln Lifetime IncomeSM Advantage 2.0, you will be limited in your ability to invest within the subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information ..

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a death benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Income Base will equal the contract value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives. See The Contracts - Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Income Base by the amount of the purchase payment (not to exceed the maximum Income Base); for example, a $10,000 additional purchase payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. If we grant approval to exceed the $100,000 additional purchase payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional purchase payments occur. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any purchase payment made after the initial purchase payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial purchase payment = $100,000; Income Base = $100,000

Additional purchase payment on day 30 = $15,000; Income Base = $115,000

Additional purchase payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year Anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amounts section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional purchase payment made during that Benefit Year that exceeds the $100,000 purchase payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are still living and under age 86; and

   b. the contract value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any purchase payments made on that date and persistency credits, if any added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional purchase payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):



                                                                 Income Base with                 Potential for Charge
                                                Contract Value    5% Enhancement    Income Base        to Change
                                               ---------------- ------------------ ------------- ---------------------
         Initial Purchase Payment $50,000 .         $50,000            N/A            $50,000             N/A
         1st Benefit Year Anniversary.........      $54,000           $52,500         $54,000             Yes
         2nd Benefit Year Anniversary.........      $53,900           $56,700         $56,700             No
         3rd Benefit Year Anniversary.........      $56,000           $59,535         $59,535             No
         4th Benefit Year Anniversary.........      $64,000           $62,512         $64,000             Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed

Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 rider at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any purchase payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year Anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

Guaranteed Annual Income Percentages by Ages:

                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At Least 55 and under 59 1/2                4.00%                           55-64             4.00%
59 1/2+                                     5.00%                              65+            5.00%

If your contract value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the contract value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the contract value. The contractowner is age 60 (4% Guaranteed Annual Income percentage for single life option) on the rider's effective date, and makes an initial purchase payment of $200,000 into the contract:



         Contract value on the rider's effective date                 $200,000
         Income Base on the rider's effective date                    $200,000
         Initial Guaranteed Annual Income amount on the rider's       $  8,000
         effective date ($200,000 x 4%)
         Contract value six months after rider's effective date       $210,000
         Income Base six months after rider's effective date          $200,000
         Withdrawal six months after rider's effective date when      $  8,000
         contractowner is still age 60
         Contract value after withdrawal ($210,000 - $8,000)          $202,000
         Income Base after withdrawal ($200,000 - $0)                 $200,000
         Contract value on first Benefit Year anniversary             $205,000
         Income Base on first Benefit Year anniversary                $205,000
         Guaranteed Annual Income amount on first Benefit Year        $  8,200
         anniversary ($205,000 x4%)

Since there was a withdrawal during the first year the 5% Enhancement is not available but the Automatic Annual Step-up was available and increased the Income Base to the contract value of $205,000. On the first anniversary of the rider's effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase payments added to the contract subsequent to the initial purchase payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent purchase payment. For example, assuming a contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional purchase payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a purchase payment is added to the contract. Persistency credits added to the contract do not immediately increase the Guaranteed Annual Income amount but are added to the contract value and may increase the Income Base upon an Automatic Annual Step-up which in return may increase the Guaranteed Annual Income amount.

Cumulative additional purchase payments into the contract that exceed $100,000 after the first anniversary of the rider effective date must receive Home Office approval. Additional purchase payments will not be allowed if the contract value is zero. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 65 or older or the youngest of the contractowner and spouse is age 65 or older

(joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. If no withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available when the contractowner/annuitant is age 65 or the youngest of the contractowner and spouse is age 65 (joint life option). If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the contractowner/annuitant is age 65 or the youngest of the contractowner and spouse is age 65 (joint life option).

You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any purchase payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional purchase payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the contract value. The contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The contract value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The contract value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 contract value ($8,600 - $56,600)

Contract value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the contract value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the death benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following death benefits: the Guarantee of Principal Death benefit, the EGMDB or the EEB rider. If the Account Value death benefit option is in effect, the beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an annuity payout option which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other annuity payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your contract value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract the final payment will be equal to the sum of all purchase payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract the final payment will be equal to the contract value on the effective date of the rider, increased for purchase payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described earlier in this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or

 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or contract value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider, or any other living benefits we may offer in the future.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage 2.0 and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage 2.0 has the opportunity to provide a higher Income Base than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because of the 5% Enhancement or Automatic Annual Step-up. You should compare the annual income percentage available under each rider. The Income Base for Lincoln Lifetime IncomeSM Advantage 2.0 may also be higher than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because withdrawals equal to or less than the Guaranteed Annual Income amount do not reduce the Income Base whereas withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage reduce the Guaranteed Amount. Lincoln Lifetime IncomeSM Advantage 2.0 also provides the potential for lifetime withdrawals from an earlier age (rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage 2.0 is higher and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement and after the 10th Benefit Year anniversary upon a 5% Enhancement. In addition, the guaranteed maximum charge is higher for Lincoln Lifetime IncomeSM Advantage 2.0. Since the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base is not reduced by withdrawals that are less than or equal to the Guaranteed Annual Income amount, the charge, which is applied against the Income Base will not be reduced. Whereas with Lincoln SmartSecurity (Reg. TM) Advantage, withdrawals reduce the Guaranteed Amount against which the Lincoln SmartSecurity (Reg. TM) Advantage charge is applied. In addition, the Lincoln SmartSecurity (Reg. TM) Advantage provides that guaranteed Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage 2.0 does not offer this feature.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional annuity payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time the purchase Lincoln Lifetime IncomeSM Advantage
2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the contractowner can use the greater of the

Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

If you choose to drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) joint life option. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.


For nonqualified contracts, the contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each annuity payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of purchase payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the contract value exceeds purchase payments), and then as a nontaxable return of purchase payments.

You should consider that not all i4LIFE (Reg. TM) Advantage death benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available death benefit options.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract death benefit option. The charge is calculated based upon the greater of the value of the Income Base or contract value as of the last valuation date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all purchase payment amounts on a dollar for dollar basis for purposes of calculating the death benefit under the Guarantee of Principal Death Benefit. The same also applies to the the EGMDB or the EEB rider if the death benefit is based on the sum of all purchase payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the death benefit if both the EGMDB and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
   a) Contract value $80,000
   b) Sum of purchase payments $100,000
     c) Highest anniversary contract value $150,000
Withdrawal of $9,000 will impact the death benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,932 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the death benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life as contractowner/ annuitant (single life option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The contractowner, annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase as of December 31, 2010.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage. As of June 30, 2009, Lincoln Lifetime IncomeSM Advantage Plus is unavailable for contractowners who have elected the EGMDB with Bonus Credit option or the EEB Rider with Bonus Credit option.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (and your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contractowner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or upon the death of the survivor of the contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the contractowner/annuitant (single life option) is 591/2 or older or the contractowner and spouse (joint life option) are age 65 or older.

   b. If the contractowner/annuitant (single life option) is under age 591/2 or the contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (single life) or 65 (joint life):



                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit

Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (single life) is older than 591/2 and the contractowner and spouse (joint life) are both older than 65):



                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 / $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner is age 591/2 (single life) or the contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount (plus any purchase payments made within 90 days of the rider effective date), over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may terminate the joint life option and purchase a single life option, if available, (if the contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

   b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. As of June 30, 2009, this Rider is unavailable for contractowners who have elected the EGMDB with Bonus Credit option or the EEB Rider with Bonus Credit option. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the annuitant).

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a. the contractowner or joint owner is still living; and

   b. the contract value as of the valuation date, after the deduction of any withdrawals (including surrender charges and other deductions), the rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the contract value or the current Guaranteed Amount if:

     a. each contractowner and annuitant is under age 81; and

     b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                                                  Guaranteed
                                                 Contract Value     Amount
         o Initial purchase payment $50,000          $50,000     $50,000
         o 1st Benefit Year Anniversary              $54,000     $54,000
         o 2nd Benefit Year Anniversary              $53,900     $54,000
         o 3rd Benefit Year Anniversary              $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a contract year).

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (contractowner) and your spouse (if the joint life option is purchased), as long as:

     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a. the contractowner (and spouse if applicable) is age 65;

 b. the contract is currently within a 10-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new 10-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

     c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum

Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a joint life option to a single life option (if the contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can re-elect Lincoln SmartSecurity (Reg. TM) Advantage, or purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts , applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this rider is elected. You cannot elect the rider on or after the purchase of i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase.

There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. Check with your investment representative regarding availability.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions for a discussion of the i4LIFE (Reg. TM) Advantage charges.

i4LIFE (Reg. TM) Advantage is an annuity payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a death benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option under this contract is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and Secondary Life are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional purchase payments may be made until the initial Guaranteed Income Benefit is calculated. Additional purchase payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the death benefit that you had previously elected will become the death benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. If you had previously elected the EEB Death Benefit, in which case you must elect a new death benefit. Existing contractowners with the Account Value death benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the contract value). See i4LIFE (Reg. TM) Advantage death benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective (or your initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date will equal the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the day you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5% or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any surrender charges. See Charges and other deductions. For information regarding income tax consequences of Regular Income Payments, see Federal tax matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable (the contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years). The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the annuitant (and Secondary Life if applicable) dies during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant (and Secondary Life) dies during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age the age and sex of the annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of annuity units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent Regular Income Payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your Regular Income Payments will vary based on the value of your annuity units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular Income Payments will continue for as long as the annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit on either a dollar for dollar basis or in the same proportion that the payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the EGMDB or greater death benefit option prior to that election; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular Income Payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that Regular Income Payments and withdrawals reduce the Account Value, depending on the terms of your contract.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your death benefit:


         o Total Purchase Payments                                $200,000
         o Total i4LIFE (Reg. TM) Regular Income Payment          $ 25,000
         o Additional Withdrawal                                  $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal     $150,000

Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 -
 $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

For contracts purchased on or after June 30, 2009, i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is not available for election. For contracts purchased prior to June 30, 2009, contractowners will have the option to elect i4LIFE (Reg. TM) Advantage with the then current version of the Guaranteed Income Benefit at any time in the future as long as the Guaranteed Income Benefit is available. We reserve the right to discontinue offering i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg.
TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg.
TM) Guaranteed Income Benefit.

Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 or after Guaranteed Income Benefit (version 4) is approved in your state, if later, only if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is available for election on or after November 15, 2010 or when approved in your state and is the only version of the Guaranteed Income Benefit currently available for election, when approved in your state, unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections on or after May 21, 2012.



Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under age 40         2.0%
  40 - 54              2.5%
  55 - under 59.5      3.0%
  59.5 - 64            3.5%
  65 - 69              4.0%
  70 - 74              4.5%
  75 and above         5.0%

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections prior to May 21, 2012.



Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under age 40         2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%


* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account

   Value to establish the initial Guaranteed Income Benefit. Contractowners who elected Lincoln SmartSecurity (Reg. TM) Advantage will receive the currently available version of the Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for Elections on or after May 21, 2012, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.



8/1/2010 Amount of initial Regular Income Payment:                                    $  4,801
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):          $100,000
8/1/2010 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value):       $  3,500
8/1/2011 Recalculated Regular Income Payment:                                         $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                     $  4,500

The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) is approved in your state whichever occurs later (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg.
TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. The example assumes an annual payment mode has been elected.



         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected):
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $140,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial Regular Income Payment:                          $  5,411    per year
         Initial Guaranteed Income Benefit (4.5% x $140,000                 $  6,300
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See the Lincoln Lifetime IncomeSM - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. If you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to calculate the Guaranteed Income Benefit after the fifth anniversary of the rider's effective date, the minimum Access Period will be the longer of 20 years or the difference between your age (nearest birthday) and age 95 (15 years or the difference between your age and age 85 prior to May 21, 2012).

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM)

Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version
4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or Secondary Life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. The Guaranteed Income Benefit (version 4) is not available for contracts with bonus credit options.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will have the Account Value death benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.

4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. As of June 30, 2009, this Rider is unavailable for contractowners who have elected the EGMDB with Bonus Credit option or the EEB Rider with Bonus Credit option. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge. After July 2, 2012, this rider is no longer available for sale.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:

         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment
      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)
      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional purchase payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the

4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the effective date of 4LATER (Reg. TM). Likewise, contractowners who drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect 4LATER (Reg. TM) will not carry their Income Base over into the new 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.


Annuity Payouts

When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an annuity payout option that provides:
 o Scheduled Payments (the periodic annuity payouts under this rider) for the life of the annuitant and secondary life (secondary life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A death benefit based on the Reserve Value.
 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the annuitant and joint annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum contract value that may be credited to this annuity payout option is $50,000 and the maximum is $2,000,000.

You may consider electing this annuity payout option if you would like an annuity payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, death benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed annuity payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a death benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your contract value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another annuity payout option at the same time by allocating less than 100% of your contract value to Lincoln SmartIncomeSM Inflation and the remainder to the other annuity payout option. If only a portion of your contract value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the contract value must be used to fund another annuity payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

     1. The CPI is discontinued, delayed, or otherwise not available for this use; or

     2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve

Value adjustments. If we substitute a different index of the CPI you may cancel the rider per the terms of the termination provisions of rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are annuity payouts for the life of the annuitant (and secondary life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the contract value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the annuitant and secondary life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given contractowner with the same characteristics (sex, age, frequency of annuity payouts and annuity payout start date) the income factor for a fixed lifetime annuity payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the death benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the contract value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI

Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:



     Initial Reserve Value on Rider Date 4/15/2009                        $ 150,000
     Initial Scheduled Payment on 4/15/2009                               $   8,000
     Initial CPI Value published in March 2009                                  150
     CPI Value published in December 2009                                       155
     Adjustment percentage (155/150)                                       1.033333
     Reserve Value After 1/1/2010 Adjustment ($150,000 x 1.033333)        $ 155,000
     Scheduled Payment After 1/1/2010 Adjustment ($8,000 x 1.033333)      $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $   5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $   4,800
     Reserve Value 12/31/2009                                                                 $ 100,000
     CPI Value published in December 2009                                                           120
     CPI Value published in December 2008                                                           115
     Adjustment percentage (120/115):                                                          1.043782
     Reserve Value after 1/1/2010 adjustment ($100,000 x 1.043782)                            $ 104,378
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $5,217.39
     1.043782)

Since the Scheduled Payment (after the adjustment) for 2010 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $    5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $    4,800
     Reserve Value 12/31/2009                                                                 $  100,000
     CPI Value published in December 2009                                                            120
     CPI Value published in December 2008                                                            130
     Adjustment percentage (120/130):                                                          0.9230769
     Reserve Value after 1/1/2010 adjustment ($100,000 x 0.9230769)                           $   92,308
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $ 4,615.38
     0.9230769)

Since the Scheduled Payment (after adjustment) for 2010 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Guaranteed Minimum Scheduled Payment of $4,800.

Continuing this example for the next year's adjustment:



     Annual Scheduled Payment for calendar year 2010                                          $   4,800
     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $   4,800
     Reserve Value 12/31/2010 ($92,308 - $4,800)                                              $  87,508
     CPI Value published in December 2010                                                           140
     CPI Value published in December 2009                                                           120
     Adjustment percentage (140/120):                                                           1.16666
     Reserve Value after 1/1/2011 adjustment ($87,508 x 1.166666)                             $ 102,093
     Annual Scheduled Payment for calendar year 2011 after 1/1/2011 adjustment ($4,615.38     $5,384.61
  x
     1.166666)

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Guaranteed Payment, the Scheduled Payment will be paid out in calendar year 2011.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



     Reserve Value 1/1/2010                                                                  $100,000
     Guaranteed Minimum Scheduled Payment 1/1/2010                                           $ 15,000
     Unscheduled Payment 1/2/2010                                                            $  2,000
     Proportional reduction percentage ($2,000/$100,000)                                          .02
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x $15,000)      $    300
     New Guaranteed Minimum Scheduled Payment                                                $ 14,700

The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.



     Reserve Value 1/1/2010                                                                  $10,000
     Guaranteed Minimum Scheduled Payment                                                    $15,000
     Unscheduled Payment 1/2/2010                                                            $ 2,000
     Proportional reduction percentage ($2,000/$10,000)                                          .20
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x $15,000)      $ 3,000
     New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000)                             $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:



     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $    4,800
     Annual Scheduled Payment for calendar year 2010 paid 1/1/2010                            $    5,000
     Reserve Value 1/1/2010 before Scheduled Payment                                          $  515,000
     Reserve Value 1/2/2010 after Scheduled Payment ($515,000 - $5,000)                       $  510,000
     Unscheduled Payment charge percent                                                                7%
     Then current Reserve Value before Unscheduled Payment on 1/15/2010                       $  510,000
     Free amount on 1/15/2010 (10% x $510,000)                                                $   51,000
     Unscheduled Payment 1/15/2010                                                            $   10,000
     [since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is
     no Unscheduled Payment charge]
     Reserve Value 1/15/2010 after Unscheduled Payment ($510,000 - $10,000)                   $  500,000
     Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000)             1.96078%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,902
     ($5,000 x .0196078)]
     Guaranteed Scheduled Payment after proportional reduction [$4,800 - ($4,800 x            $    4,706
     .0196078)]
     Then current Reserve Value 2/1/2010 before second Unscheduled Payment                    $  500,000
     2nd Unscheduled Payment 2/1/2010                                                         $   75,000
     Free amount on 2/1/2010 (10% x $500,000)                                                 $   50,000
     Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment)                      $   40,000
     Unscheduled Payment charge [($75,000 - $40,000) x .07]                                   $    2,450
     Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450)            $   72,550
     Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000)                  15%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,250
     ($5,000 x .15)]
     Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled        $    4,000
     Payment [$4,800 - ($4,800 x .15)]
     Reserve Value after 2/2/2010 Unscheduled Payment and Unscheduled Payment charge          $  425,000
     ($500,000 - $75,000)

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the Annuity Commencement Date, upon the death of the contractowner, annuitant or the secondary life a death benefit will be paid if there is a Reserve Value. The death benefit will be determined as of the date due proof of death is received by us. See Annuity Options-General Information.

The death benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:

     a. the current Reserve Value as of the date due proof of death is received by us; or

     b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a death benefit upon the death of the contractowner demonstrating the impact of a negative hypothetical CPI factor:



  7/15/2009   Initial Reserve Value                                          $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10    $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)

  2/1/2010   Scheduled Payment of $45,000 reduces the Reserve Value            $45,000
             Reserve Value is reduced by the amount of the Scheduled Payment
             ($90,000 - $45,000 = $45,000)
  8/6/2010   Death of a contractowner
             Death benefit is greater of
              a) current Reserve Value ($45,000);or
              b) initial Reserve Value minus Scheduled Payment
               ($100,000 - $45,000 = $55,000)
  8/5/2010   Death benefit paid                                                $55,000

If any contractowner (who is not the annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the beneficiary or successor owner) pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the annuitant and any secondary life.

If the annuitant dies (whether or not the annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any secondary life.

If the secondary life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

     1. Terminate the contract and receive the death benefit, if any in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of
     (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior death benefit elections will terminate (other than any death benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation death benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage death benefit will be in effect only on the portion of the contract value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination. You may terminate the Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:



  7/15/2009   Initial Reserve Value                                          $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10    $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)

  2/1/2010   Scheduled Payment of $45,000 reduces the Reserve Value                         $45,000
             Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 -
             $45,000 = $45,000)
  8/6/2010   Unscheduled Payment                                                            $45,000
             Reserve Value                                                                  $     0
             Reserve Value is reduced to zero which results in termination of the rider
             Initial Reserve Value is greater than payments received
             [$100,000 > ($45,000 + $45,000) = $90,000]
             Final payment made to holder of rights of ownership                            $10,000

General Information

Any previously selected death benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the Annuity Commencement Date, less any surrender charges on purchase payments made within twelve months of annuitization if a contract option with a bonus credit is used and any applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore; please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments , bonus credits, persistency credits and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. At this time, the fixed account is available for dollar cost averaging only. Please contact your registered representative for further information.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. If your contract option offers bonus credits, no bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission we pay to LFN is 4.60% of purchase payments, plus up to 0.1256% quarterly based on contract value. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFN is 4.60% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.

We also pay for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFN, is 5.10% of purchase payments, plus up to 0.1256% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 5.10% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2011 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-4LINCOLN (454-6265).



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your contract value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your contract value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

 o If death benefits are received in a lump sum, the Code imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

Beginning January 1, 2012, our individual variable annuity products will no longer be available for use in connection with qualified plan accounts described in the lists above, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements or Plans.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The Code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the Code),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No surrender charges or market value adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.


Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account C


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.










                Statement of Additional Information Request Card
                             Multi-Fund (Reg. TM) 5
                  Lincoln National Variable Annuity Account C









   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity
Account C (Multi-Fund (Reg. TM) 5).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340.

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Thematic Growth
2002  .       N/A        N/A        N/A          N/A        N/A        N/A
2003  .       N/A        N/A        N/A          7.240     8.044         3
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          8.082     9.011         1*
2007  .       N/A        N/A        N/A          9.011    10.616         1*
2008  .       N/A        N/A        N/A         10.616     5.480         1*
2009  .       N/A        N/A        N/A          5.480     8.246         1*
2010  .       N/A        N/A        N/A          8.246     9.609         1*
2011  .       N/A        N/A        N/A          9.609     7.232         1*
---------     --         ---        --------    ------    ------       ---
AllianceBernstein VPS International Value
2006  .       N/A        N/A        N/A         10.560    11.836         4
2007  .       N/A        N/A        N/A         11.836    12.279         3
2008  .      11.048     5.608         1*        12.279     5.637         5
2009  .       5.608     7.389         1*         5.637     7.442         2
2010  .       N/A        N/A        N/A          7.442     7.627         4
2011  .       N/A        N/A        N/A          7.627     6.038         2
---------    ------     -----       ---         ------    ------       ---
AllianceBernstein VPS Small/Mid Cap Value
2002  .       N/A        N/A        N/A         10.547     9.722         2
2003  .       N/A        N/A        N/A          9.722    13.496         5
2004  .       N/A        N/A        N/A         13.496    15.822         4
2005  .       N/A        N/A        N/A         15.822    16.623         5
2006  .       N/A        N/A        N/A         16.623    18.690         3
2007  .       N/A        N/A        N/A         18.690    18.679         6
2008  .      18.474    11.658         1*        18.679    11.824         7
2009  .      11.658    16.332         1*        11.824    16.599         9
2010  .      16.332    20.327         1*        16.599    20.700         7
2011  .      20.327    18.261         1*        20.700    18.634         4
---------    ------    ------       ---         ------    ------       ---
American Century VP Inflation Protection(1)
2004  .       N/A        N/A        N/A         10.390    10.398         2
2005  .       N/A        N/A        N/A         10.398    10.377         5
2006  .       N/A        N/A        N/A         10.377    10.358        11
2007  .       N/A        N/A        N/A         10.358    11.146         6
2008  .       N/A        N/A        N/A         11.146    10.777        10
2009  .       N/A        N/A        N/A         10.777    11.674         9
2010  .       N/A        N/A        N/A         11.674    12.057         8
2011  .       N/A        N/A        N/A         12.057    13.239         8
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth(1)
2004  .       N/A        N/A        N/A         10.361    11.259         5
2005  .       N/A        N/A        N/A         11.259    12.621         6
2006  .      13.285    14.858         1*        12.621    14.936        13
2007  .      14.858    16.735         1*        14.936    16.856        13
2008  .      16.735    10.111         1*        16.856    10.205        12
2009  .      10.111    14.111         1*        10.205    14.270        10
2010  .      14.111    15.464         1*        14.270    15.670         8
2011  .       N/A        N/A        N/A         15.670    14.029         8
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Thematic Growth
2002  .       9.961     5.722         1*         9.965     5.741         1*
2003  .       5.722     8.121         3          5.741     8.173         7
2004  .       8.121     8.424         2          8.173     8.503         9
2005  .       8.424     8.619         2          8.503     8.725         3
2006  .       8.619     9.220         2          8.725     9.362         4
2007  .       9.220    10.912         3          9.362    11.113        36
2008  .      10.912     5.658         2         11.113     5.780        38
2009  .       5.658     8.553         3          5.780     8.764        48
2010  .       8.553    10.012         4          8.764    10.289        26
2011  .      10.012     7.569         3         10.289     7.802        24
---------    ------    ------         -         ------    ------        --
AllianceBernstein VPS International Value
2006  .      10.669    11.868         6          9.600    11.890        57
2007  .      11.868    12.368        11         11.890    12.428        54
2008  .      12.368     5.703         2         12.428     5.748        21
2009  .       5.703     7.564         3          5.748     7.646        20
2010  .       7.564     7.787         4          7.646     7.896        19
2011  .       7.787     6.192         4          7.896     6.298        24
---------    ------    ------        --         ------    ------        --
AllianceBernstein VPS Small/Mid Cap Value
2002  .      10.551     9.769         1*        10.555     9.804         5
2003  .       9.769    13.623         3          9.804    13.712        16
2004  .      13.623    16.042         5         13.712    16.196        21
2005  .      16.042    16.930         3         16.196    17.143        39
2006  .      16.930    19.121         3         17.143    19.420        17
2007  .      19.121    19.196         5         19.420    19.555        23
2008  .      19.196    12.207         5         19.555    12.472        31
2009  .      12.207    17.213         4         12.472    17.640        32
2010  .      17.213    21.562         5         17.640    22.164        31
2011  .      21.562    19.498         3         22.164    20.102        35
---------    ------    ------        --         ------    ------        --
American Century VP Inflation Protection(1)
2004  .       9.965    10.426         3         10.258    10.457         5
2005  .      10.426    10.452         6         10.457    10.514        26
2006  .      10.452    10.479        22         10.514    10.574        55
2007  .      10.479    11.328        23         10.574    11.464       128
2008  .      11.328    11.002        41         11.464    11.168       237
2009  .      11.002    11.972        53         11.168    12.189       370
2010  .      11.972    12.420        86         12.189    12.683       452
2011  .      12.420    13.699        77         12.683    14.032       448
---------    ------    ------        --         ------    ------       ---
American Funds Global Growth(1)
2004  .      10.196    11.290         1*        10.305    11.310         9
2005  .      11.290    12.713         3         11.310    12.774        20
2006  .      12.713    15.112         9         12.774    15.230        75
2007  .      15.112    17.132        22         15.230    17.318       157
2008  .      17.132    10.418        21         17.318    10.563       195
2009  .      10.418    14.634        26         10.563    14.882       156
2010  .      14.634    16.142        34         14.882    16.465       157
2011  .      16.142    14.518        29         16.465    14.853       178
---------    ------    ------        --         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Growth Fund
2002  .      10.048     7.445         2         10.050     7.461        25
2003  .       7.445     9.989         5          7.461    10.030        89
2004  .       9.989    11.020         7         10.030    11.087       138
2005  .      11.020    12.557         7         11.087    12.659       163
2006  .      12.557    13.573         9         12.659    13.711       152
2007  .      13.573    14.954         9         13.711    15.136       145
2008  .      14.954     8.217         5         15.136     8.333       121
2009  .       8.217    11.234         4          8.333    11.416       125
2010  .      11.234    13.075         3         11.416    13.314       110
2011  .      13.075    12.274         2         13.314    12.523        93
---------    ------    ------         -         ------    ------       ---
American Funds Growth-Income Fund
2002  .      10.102     8.090         2         10.105     8.108        24
2003  .       8.090    10.507         3          8.108    10.550        87
2004  .      10.507    11.373         3         10.550    11.443       127
2005  .      11.373    11.804         3         11.443    11.900       141
2006  .      11.804    13.336         2         11.900    13.472       157
2007  .      13.336    13.738         2         13.472    13.906       150
2008  .      13.738     8.373         4         13.906     8.492       123
2009  .       8.373    10.777         3          8.492    10.952       126
2010  .      10.777    11.776         3         10.952    11.992        98
2011  .      11.776    11.337         3         11.992    11.568        88
---------    ------    ------         -         ------    ------       ---
American Funds International Fund
2002  .       N/A        N/A        N/A         10.013     8.378         5
2003  .       7.811    11.054         1*         8.378    11.103        21
2004  .      11.054    12.934         1*        11.103    13.018        40
2005  .      12.934    15.412         1*        13.018    15.543        47
2006  .      15.412    17.983         2         15.543    18.172        53
2007  .      17.983    21.167         2         18.172    21.432        47
2008  .      21.167    12.014         2         21.432    12.188        33
2009  .      12.014    16.856         1*        12.188    17.136        34
2010  .      16.856    17.727         2         17.136    18.057        32
2011  .      17.727    14.956         2         18.057    15.265        29
---------    ------    ------       ---         ------    ------       ---
Blackrock Global Allocation VI
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A         11.562    12.471         1*
2011  .       N/A        N/A        N/A         12.471    11.809         1*
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Smid Cap Growth Series(8)
2002  .      10.533     8.268         1*        10.535     8.289         8
2003  .       8.268    10.955         3          8.289    11.004        26
2004  .      10.955    12.097         3         11.004    12.176        36
2005  .      12.097    12.559         2         12.176    12.666        35
2006  .      12.559    13.251         1*        12.666    13.391        35
2007  .      13.251    14.392         1*        13.391    14.573        25
2008  .      14.392     7.517         1*        14.573     7.627        16
2009  .       7.517    11.407         1*         7.627    11.596        16
2010  .       N/A        N/A        N/A         13.786    15.622        12
2011  .       N/A        N/A        N/A         15.622    16.598        11
---------    ------    ------       ---         ------    ------       ---
Delaware VIP U.S. Growth Service Class
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         10.817    11.568         1*
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          7.426     9.124         1*
2010  .       N/A        N/A        N/A          9.124    10.179         1*
2011  .       N/A        N/A        N/A         10.179    10.753         1*
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Growth Fund
2002  .      10.055     7.498        64         10.059     7.522        116
2003  .       7.498    10.126       152          7.522    10.189        376
2004  .      10.126    11.244       171         10.189    11.348        607
2005  .      11.244    12.896       168         11.348    13.054        777
2006  .      12.896    14.030       167         13.054    14.245        885
2007  .      14.030    15.559       163         14.245    15.844      1,054
2008  .      15.559     8.605       206         15.844     8.789      1,165
2009  .       8.605    11.841       209          8.789    12.131      1,357
2010  .      11.841    13.872       192         12.131    14.254      1,295
2011  .      13.872    13.107       149         14.254    13.509      1,224
---------    ------    ------       ---         ------    ------      -----
American Funds Growth-Income Fund
2002  .      10.109     8.148        44         10.113     8.175         98
2003  .       8.148    10.651       149          8.175    10.718        370
2004  .      10.651    11.604       222         10.718    11.713        600
2005  .      11.604    12.122       214         11.713    12.272        651
2006  .      12.122    13.784       230         12.272    13.997        776
2007  .      13.784    14.292       209         13.997    14.557        966
2008  .      14.292     8.768       230         14.557     8.957      1,114
2009  .       8.768    11.359       209          8.957    11.639      1,214
2010  .      11.359    12.493       193         11.639    12.839      1,138
2011  .      12.493    12.106       152         12.839    12.479      1,008
---------    ------    ------       ---         ------    ------      -----
American Funds International Fund
2002  .      10.018     8.420        13         10.022     8.448         21
2003  .       8.420    11.208        31          8.448    11.279        104
2004  .      11.208    13.201        53         11.279    13.324        188
2005  .      13.201    15.833        62         13.324    16.028        249
2006  .      15.833    18.594        70         16.028    18.880        351
2007  .      18.594    22.029        75         18.880    22.434        496
2008  .      22.029    12.585        98         22.434    12.855        529
2009  .      12.585    17.773        79         12.855    18.209        532
2010  .      17.773    18.812        82         18.209    19.332        530
2011  .      18.812    15.976        85         19.332    16.466        539
---------    ------    ------       ---         ------    ------      -----
Blackrock Global Allocation VI
2009  .      11.344    11.594         3         10.124    11.616         28
2010  .      11.594    12.562        12         11.616    12.623        100
2011  .      12.562    11.948        17         12.623    12.042        142
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Smid Cap Growth Series(8)
2002  .      10.540     8.328        28         10.544     8.356         36
2003  .       8.328    11.106        40          8.356    11.177         84
2004  .      11.106    12.345        43         11.177    12.460        122
2005  .      12.345    12.899        42         12.460    13.059        133
2006  .      12.899    13.699        31         13.059    13.911        140
2007  .      13.699    14.976        28         13.911    15.253        178
2008  .      14.976     7.873        27         15.253     8.043        215
2009  .       7.873    12.025        16          8.043    12.321        187
2010  .      14.345    16.272        15         14.732    16.723        168
2011  .      16.272    17.367        12         16.723    17.902        162
---------    ------    ------       ---         ------    ------      -----
Delaware VIP U.S. Growth Service Class
2006  .      10.075    10.504         1*         N/A        N/A        N/A
2007  .      10.504    11.652         1*        10.783    11.708          1*
2008  .      11.652     6.572         1*        11.708     6.624          6
2009  .       6.572     9.273         2          6.624     9.374          5
2010  .       9.273    10.393         2          9.374    10.537          4
2011  .      10.393    11.028         2         10.537    11.215          7
---------    ------    ------       ---         ------    ------      -----

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP (Reg. TM) Diversified Income Series(1)
2004  .       N/A        N/A        N/A         10.166    10.865        14
2005  .       N/A        N/A        N/A         10.865    10.614        16
2006  .      11.043    11.160         7         10.614    11.219        42
2007  .      11.160    11.756         9         11.219    11.842        64
2008  .      10.964    13.619        10         11.066    13.773        75
2010  .      13.619    14.407        11         13.773    14.599        67
2011  .      14.407    14.998        10         14.599    15.228        55
---------    ------    ------       ---         ------    ------        --
Delaware VIP (Reg. TM) Emerging Markets Service Class(1)
2004  .       N/A        N/A        N/A         10.442    13.555         1*
2005  .       N/A        N/A        N/A         13.555    16.931         7
2006  .       N/A        N/A        N/A         16.931    21.098         7
2007  .       N/A        N/A        N/A         21.098    28.715        11
2008  .      26.622    13.509         1*        28.715    13.633        10
2009  .      13.509    23.539         1*        13.633    23.802         8
2010  .      23.539    27.288         1*        23.802    27.649         8
2011  .      27.288    21.408         1*        27.649    21.735         6
---------    ------    ------       ---         ------    ------        --
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A         10.308    11.248         4
2010  .       N/A        N/A        N/A         11.248    11.527         2
2011  .       N/A        N/A        N/A         11.527    11.617         1*
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) REIT Series
2002  .       N/A        N/A        N/A         10.324    10.604         8
2003  .       N/A        N/A        N/A         10.604    13.966        18
2004  .      13.923    17.915         1*        13.966    18.030        40
2005  .      17.915    18.829         2         18.030    18.988        41
2006  .      18.829    24.491         1*        18.988    24.747        45
2007  .      24.491    20.670         1*        24.747    20.928        31
2008  .      20.670    13.162         1*        20.928    13.354        26
2009  .      13.162    15.917         1*        13.354    16.181        18
2010  .      15.917    19.823         1*        16.181    20.192        18
2011  .      19.823    21.571         1*        20.192    22.016        17
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Small Cap Value Series
2002  .      10.567     9.769         1*        10.570     9.792         3
2003  .       9.769    13.572         1*         9.792    13.631        22
2004  .      13.572    16.126         1*        13.631    16.229        34
2005  .      16.126    17.262         1*        16.229    17.407        34
2006  .      17.262    19.617         1*        17.407    19.822        35
2007  .      19.617    17.923         1*        19.822    18.146        29
2008  .      17.923    12.291         1*        18.146    12.469        25
2009  .      12.291    15.858         1*        12.469    16.121        19
2010  .      15.858    20.516         1*        16.121    20.897        13
2011  .      20.516    19.800         1*        20.897    20.208        13
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Value Series
2002  .       N/A        N/A        N/A         10.048     8.029         2
2003  .       9.375    10.080         2          8.029    10.122         6
2004  .      10.080    11.361         2         10.122    11.432        14
2005  .      11.361    11.814         2         11.432    11.911        16
2006  .      11.814    14.378         2         11.911    14.525        23
2007  .      14.378    13.716         4         14.525    13.884        19
2008  .      13.716     8.955         4         13.884     9.083        17
2009  .       8.955    10.360         2          9.083    10.529        23
2010  .      10.360    11.747         2         10.529    11.963        21
2011  .      11.747    12.619         2         11.963    12.876        18
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP (Reg. TM) Diversified Income Series(1)
2004  .      10.083    10.895         3         10.074    10.914         36
2005  .      10.895    10.690        12         10.914    10.742        115
2006  .      10.690    11.351        25         10.742    11.440        202
2007  .      11.351    12.035        45         11.440    12.166        546
2008  .      11.298    14.125        70         11.455    14.364        971
2010  .      14.125    15.039       127         14.364    15.340      1,070
2011  .      15.039    15.758        98         15.340    16.122      1,018
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) Emerging Markets Service Class(1)
2004  .      10.216    13.592         1*        10.740    13.619          1*
2005  .      13.592    17.054         1*        13.619    17.139         26
2006  .      17.054    21.347         9         17.139    21.518         43
2007  .      21.347    29.186         9         21.518    29.507         82
2008  .      29.186    13.919        15         29.507    14.115        111
2009  .      13.919    24.411         9         14.115    24.829        100
2010  .      24.411    28.484         8         24.829    29.058         89
2011  .      28.484    22.493         5         29.058    23.015         91
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          9.986    10.286          6
2007  .      10.366    10.534         1*        10.286    10.615          8
2008  .      10.534    10.329         2         10.615    10.440         19
2009  .      10.329    11.479         8         10.440    11.638        113
2010  .      11.479    11.817        46         11.638    12.017        132
2011  .      11.817    11.963        25         12.017    12.202        154
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) REIT Series
2002  .      10.329    10.655        10         10.333    10.693         12
2003  .      10.655    14.096        23         10.693    14.188         69
2004  .      14.096    18.280        33         14.188    18.455        132
2005  .      18.280    19.337        28         18.455    19.581        133
2006  .      19.337    25.316        23         19.581    25.712        167
2007  .      25.316    21.505        18         25.712    21.908        117
2008  .      21.505    13.785        18         21.908    14.085        101
2009  .      13.785    16.778        13         14.085    17.195         86
2010  .      16.778    21.032        14         17.195    21.619         77
2011  .      21.032    23.035        13         21.619    23.749         73
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) Small Cap Value Series
2002  .      10.575     9.840        28         10.579     9.874         19
2003  .       9.840    13.760        34          9.874    13.849         74
2004  .      13.760    16.457        39         13.849    16.612        135
2005  .      16.457    17.730        41         16.612    17.952        180
2006  .      17.730    20.281        32         17.952    20.596        225
2007  .      20.281    18.650        29         20.596    18.997        239
2008  .      18.650    12.874        29         18.997    13.153        252
2009  .      12.874    16.719        19         13.153    17.132        222
2010  .      16.719    21.770        22         17.132    22.375        205
2011  .      21.770    21.147        16         22.375    21.800        191
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) Value Series
2002  .      10.052     8.069         1*        10.056     8.096         22
2003  .       8.069    10.218        11          8.096    10.283         29
2004  .      10.218    11.592        16         10.283    11.701         79
2005  .      11.592    12.132        26         11.701    12.283        121
2006  .      12.132    14.862        26         12.283    15.092        208
2007  .      14.862    14.270        31         15.092    14.535        284
2008  .      14.270     9.378        29         14.535     9.580        258
2009  .       9.378    10.919        32          9.580    11.189        289
2010  .      10.919    12.463        41         11.189    12.808        265
2011  .      12.463    13.475        29         12.808    13.890        259
---------    ------    ------       ---         ------    ------      -----

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     --         ---        ---
DWS VIP Equity 500 Index
2002  .       N/A        N/A        N/A          9.965     7.607         8
2003  .       8.977     9.541         2          7.607     9.579        23
2004  .       9.541    10.348         5          9.579    10.410        26
2005  .      10.348    10.623         5         10.410    10.708        18
2006  .      10.623    12.035         5         10.708    12.155        13
2007  .      12.035    12.427         5         12.155    12.577         8
2008  .      12.427     7.659         2         12.577     7.767        21
2009  .       N/A        N/A        N/A          7.767     9.642         8
2010  .       N/A        N/A        N/A          9.642    10.868        10
2011  .       N/A        N/A        N/A         10.868    10.875         6
---------    ------    ------       ---         ------    ------       ---
DWS VIP Small Cap Index
2002  .       N/A        N/A        N/A         10.677     8.333         4
2003  .       N/A        N/A        N/A          8.333    11.990        10
2004  .       N/A        N/A        N/A         11.990    13.874        14
2005  .       N/A        N/A        N/A         13.874    14.214        12
2006  .       N/A        N/A        N/A         14.214    16.411        13
2007  .       N/A        N/A        N/A         16.411    15.820        10
2008  .       N/A        N/A        N/A         15.820    10.240         9
2009  .       N/A        N/A        N/A         10.240    12.737         8
2010  .       N/A        N/A        N/A         12.737    15.819         7
2011  .       N/A        N/A        N/A         15.819    14.859         6
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2002  .       N/A        N/A        N/A         10.245     9.118         8
2003  .       N/A        N/A        N/A          9.118    11.501        22
2004  .       N/A        N/A        N/A         11.501    13.035        26
2005  .       N/A        N/A        N/A         13.035    14.967        51
2006  .      15.457    16.240         2         14.967    16.412        53
2007  .      16.240    18.715         1*        16.412    18.950        51
2008  .      18.715    10.532         2         18.950    10.686        54
2009  .      10.532    14.013         1*        10.686    14.246        62
2010  .      14.013    16.093         2         14.246    16.394        60
2011  .      16.093    15.366         1*        16.394    15.684        60
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
2002  .       N/A        N/A        N/A          9.965     6.833         1*
2003  .       8.561     8.881         2          6.833     8.916         3
2004  .       8.881     8.994         2          8.916     9.048         6
2005  .       8.994     9.321         2          9.048     9.395         7
2006  .       9.321     9.756         2          9.395     9.854         5
2007  .       9.756    12.138         2          9.854    12.284        10
2008  .      12.138     6.281         2         12.284     6.369         9
2009  .       N/A        N/A        N/A          6.369     8.021         4
2010  .       N/A        N/A        N/A          8.021     9.778         3
2011  .       N/A        N/A        N/A          9.778     9.621         2
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Mid Cap
2005  .       N/A        N/A        N/A         10.420    11.558         2
2006  .      12.340    12.725         1*        11.558    12.766         5
2007  .      12.725    14.394         1*        12.766    14.469         4
2008  .      14.394     8.525         1*        14.469     8.586         7
2009  .       8.525    11.683         1*         8.586    11.792         7
2010  .      11.683    14.731         1*        11.792    14.898         6
2011  .      14.731    12.879         1*        14.898    13.050         6
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A        N/A        N/A         10.187    11.528         1*
2010  .       N/A        N/A        N/A         11.528    12.799         2
2011  .       N/A        N/A        N/A         12.799    12.276        10
---------     --         ---        ---         ------    ------        --
DWS VIP Equity 500 Index
2002  .       9.970     7.645         9          9.974     7.670        34
2003  .       7.645     9.672        24          7.670     9.732       150
2004  .       9.672    10.558        76          9.732    10.656       149
2005  .      10.558    10.909        67         10.656    11.043       121
2006  .      10.909    12.440        56         11.043    12.630       146
2007  .      12.440    12.929        50         12.630    13.166       150
2008  .      12.929     8.021        39         13.166     8.192       136
2009  .       8.021    10.001         6          8.192    10.246       107
2010  .      10.001    11.324         6         10.246    11.636        91
2011  .      11.324    11.382         5         11.636    11.731        69
---------    ------    ------       ---         ------    ------       ---
DWS VIP Small Cap Index
2002  .      10.682     8.372         1*        10.687     8.402         3
2003  .       8.372    12.101         5          8.402    12.180        19
2004  .      12.101    14.066         5         12.180    14.201        47
2005  .      14.066    14.476         7         14.201    14.659        51
2006  .      14.476    16.788         8         14.659    17.051        61
2007  .      16.788    16.257         7         17.051    16.561        66
2008  .      16.257    10.571         5         16.561    10.801        57
2009  .      10.571    13.207         4         10.801    13.535        41
2010  .      13.207    16.477         4         13.535    16.937        33
2011  .      16.477    15.546         3         16.937    16.028        33
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2002  .      10.250     9.162         5         10.254     9.194        13
2003  .       9.162    11.608        18          9.194    11.684        36
2004  .      11.608    13.216        21         11.684    13.342       106
2005  .      13.216    15.243        28         13.342    15.435       220
2006  .      15.243    16.789        30         15.435    17.052       356
2007  .      16.789    19.474        38         17.052    19.838       486
2008  .      19.474    11.031        42         19.838    11.271       579
2009  .      11.031    14.772        45         11.271    15.139       690
2010  .      14.772    17.076        49         15.139    17.552       644
2011  .      17.076    16.411        69         17.552    16.919       604
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
2002  .       9.969     6.869         2          9.973     6.891         1*
2003  .       6.869     9.003         6          6.891     9.058        15
2004  .       9.003     9.176        11          9.058     9.261        17
2005  .       9.176     9.572         7          9.261     9.689        22
2006  .       9.572    10.084         6          9.689    10.238        23
2007  .      10.084    12.629         6         10.238    12.860        91
2008  .      12.629     6.577         5         12.860     6.718        89
2009  .       6.577     8.320         7          6.718     8.524        71
2010  .       8.320    10.188         3          8.524    10.469        66
2011  .      10.188    10.071         3         10.469    10.379        78
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Mid Cap
2005  .      11.109    11.587         4         10.642    11.607        24
2006  .      11.587    12.856        11         11.607    12.917        56
2007  .      12.856    14.637        11         12.917    14.750        91
2008  .      14.637     8.725        45         14.750     8.819       130
2009  .       8.725    12.036        31          8.819    12.203       140
2010  .      12.036    15.276        36         12.203    15.533       143
2011  .      15.276    13.442        46         15.533    13.709       131
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Franklin Income Securities Class 2
2006  .      10.174    11.201         2         11.174    11.215         2
2007  .      11.201    11.398         2         11.215    11.435        19
2008  .       N/A        N/A        N/A         11.435     7.904        20
2009  .       N/A        N/A        N/A          7.904    10.531        11
2010  .       N/A        N/A        N/A         10.531    11.660        10
2011  .       N/A        N/A        N/A         11.660    11.731        10
---------    ------    ------       ---         ------    ------        --
FTVIPT Mutual Shares Securities Class 2
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         11.912    11.449         4
2008  .      10.423     7.039         1*        11.449     7.076         8
2009  .       7.039     8.701         1*         7.076     8.764         7
2010  .       8.701     9.488         1*         8.764     9.576         6
2011  .       9.488     9.208         1*         9.576     9.312         6
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       N/A        N/A        N/A         10.001     9.867         1*
2006  .       N/A        N/A        N/A          9.867    10.935         3
2007  .       N/A        N/A        N/A         10.935    11.927         7
2008  .      12.017    12.359         2         11.927    12.448        16
2009  .      12.359    14.385         2         12.448    14.517        18
2010  .      14.385    16.146         2         14.517    16.326        17
2011  .      16.146    15.696         2         16.326    15.903        16
---------    ------    ------       ---         ------    ------       ---
Invesco V.I. Core Equity
2006  .       N/A        N/A        N/A          9.525    10.276         3
2007  .       N/A        N/A        N/A         10.276    10.917         1*
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Invesco V.I. International Growth Fund
2002  .      10.153     8.393         1*        10.155     8.413         1*
2003  .       8.393    10.623         1*         8.413    10.649         1*
2004  .      10.623    12.919         1*        10.649    12.977         2
2005  .      12.919    14.941         1*        12.977    15.038         2
2006  .      14.941    18.790         1*        15.038    18.949         5
2007  .      18.790    21.139         1*        18.949    21.361         2
2008  .      21.139    12.359         1*        21.361    12.514         2
2009  .      12.359    16.393         1*        12.514    16.631         2
2010  .       N/A        N/A        N/A         16.631    18.445         1*
2011  .       N/A        N/A        N/A         18.445    16.903         1*
---------    ------    ------       ---         ------    ------       ---
Janus Aspen Series Worldwide
2002  .       N/A        N/A        N/A         10.096     7.390         2
2003  .       N/A        N/A        N/A          7.390     9.004         3
2004  .       N/A        N/A        N/A          9.004     9.270         4
2005  .       N/A        N/A        N/A          9.270     9.644         3
2006  .       N/A        N/A        N/A          9.644    11.201         3
2007  .       N/A        N/A        N/A         11.201    12.066         2
2008  .       N/A        N/A        N/A         12.066     6.561         1*
2009  .       N/A        N/A        N/A          6.561     8.878         1*
2010  .       N/A        N/A        N/A          8.878    10.105         1*
2011  .       N/A        N/A        N/A         10.105     8.566         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Baron Growth Opportunities(5)
2006  .       N/A        N/A        N/A          9.846    10.610        30
2007  .       N/A        N/A        N/A         10.610    10.782        26
2008  .       N/A        N/A        N/A         10.782     6.448        19
2009  .       N/A        N/A        N/A          6.448     8.765        25
2010  .       N/A        N/A        N/A          8.765    10.886        18
2011  .       N/A        N/A        N/A         10.886    11.127        10
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Franklin Income Securities Class 2
2006  .      10.686    11.246         4         10.102    11.267        22
2007  .      11.246    11.518        26         11.267    11.574        84
2008  .      11.518     7.997        21         11.574     8.060       107
2009  .       7.997    10.704        15          8.060    10.821       101
2010  .      10.704    11.905        22         10.821    12.071       101
2011  .      11.905    12.031        12         12.071    12.236        96
---------    ------    ------        --         ------    ------       ---
FTVIPT Mutual Shares Securities Class 2
2006  .      10.444    11.291         3         10.030    11.311        11
2007  .      11.291    11.533        19         11.311    11.589        71
2008  .      11.533     7.159        22         11.589     7.216       107
2009  .       7.159     8.908        12          7.216     9.005       107
2010  .       8.908     9.777        14          9.005     9.913       114
2011  .       9.777     9.550        16          9.913     9.712       145
---------    ------    ------        --         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       N/A        N/A        N/A         10.013     9.909         7
2006  .      10.507    11.012         3          9.909    11.064        16
2007  .      11.012    12.066        15         11.064    12.159        80
2008  .      12.066    12.649        51         12.159    12.785       208
2009  .      12.649    14.818        47         12.785    15.023       223
2010  .      14.818    16.740        39         15.023    17.022       209
2011  .      16.740    16.380        36         17.022    16.706       207
---------    ------    ------       ---         ------    ------       ---
Invesco V.I. Core Equity
2006  .       9.719    10.517        11          9.846    10.676         2
2007  .      10.517    11.224         9         10.676    11.428         2
2008  .      11.224     7.740         8         11.428     7.904         1*
2009  .       7.740     9.801         5          7.904    10.040         1*
2010  .       9.801    10.599         3         10.040    10.890         1*
2011  .      10.599    10.456         3         10.890    10.775         2
---------    ------    ------       ---         ------    ------       ---
Invesco V.I. International Growth Fund
2002  .      10.160     8.464         1*        10.164     8.491         1*
2003  .       8.464    10.784         1*         8.491    10.850        17
2004  .      10.784    13.200         1*        10.850    13.320        20
2005  .      13.200    15.365         1*        13.320    15.552        20
2006  .      15.365    19.449         1*        15.552    19.745        31
2007  .      19.449    22.024         1*        19.745    22.426        30
2008  .      22.024    12.961         1*        22.426    13.237         6
2009  .      12.961    17.302         1*        13.237    17.724         4
2010  .      17.302    19.276         1*        17.724    19.805         1*
2011  .      19.276    17.744         1*        19.805    18.286         1*
---------    ------    ------       ---         ------    ------       ---
Janus Aspen Series Worldwide
2002  .      10.101     7.427         4         10.104     7.451         3
2003  .       7.427     9.090         3          7.451     9.147         8
2004  .       9.090     9.401         3          9.147     9.488         7
2005  .       9.401     9.824         3          9.488     9.945         5
2006  .       9.824    11.462         3          9.945    11.638        21
2007  .      11.462    12.403         2         11.638    12.631        22
2008  .      12.403     6.775         1*        12.631     6.920         3
2009  .       6.775     9.208         1*         6.920     9.434         2
2010  .       9.208    10.529         1*         9.434    10.820         2
2011  .      10.529     8.965         1*        10.820     9.240         2
---------    ------    ------       ---         ------    ------       ---
LVIP Baron Growth Opportunities(5)
2006  .       N/A        N/A        N/A          9.613    10.658        13
2007  .      11.582    10.861         2         10.658    10.913        46
2008  .      10.861     6.525        23         10.913     6.576        71
2009  .       6.525     8.909        16          6.576     9.006       107
2010  .       8.909    11.114        19          9.006    11.269       131
2011  .      11.114    11.412        19         11.269    11.606       156
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Capital Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     --         ---        ---
LVIP Cohen & Steers Global Real Estate
2007  .       N/A        N/A        N/A          9.447     8.213         1*
2008  .       N/A        N/A        N/A          8.213     4.667         8
2009  .       N/A        N/A        N/A          4.667     6.305        13
2010  .       N/A        N/A        N/A          6.305     7.290        15
2011  .       N/A        N/A        N/A          7.290     6.525        15
---------     --         ---        --------     -----     -----       ---
LVIP Columbia Value Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     -----     -----       ---
LVIP Delaware Bond
2002  .       N/A        N/A        N/A          9.982    10.805        13
2003  .       N/A        N/A        N/A         10.805    11.391        49
2004  .       N/A        N/A        N/A         11.391    11.787        76
2005  .       N/A        N/A        N/A         11.787    11.888        78
2006  .      11.749    12.105         1*        11.888    12.233        72
2007  .      12.105    12.517         1*        12.233    12.675        69
2008  .      12.517    11.916         1*        12.675    12.091        70
2009  .      11.916    13.895         1*        12.091    14.127        69
2010  .      13.895    14.784         3         14.127    15.060        64
2011  .      14.784    15.606         1*        15.060    15.930        52
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(6)
2002  .       N/A        N/A        N/A         10.072     8.710         2
2003  .       N/A        N/A        N/A          8.710    10.305         2
2004  .       N/A        N/A        N/A         10.305    11.497         3
2005  .       N/A        N/A        N/A         11.497    12.067         4
2006  .       N/A        N/A        N/A         12.067    13.578         8
2007  .       N/A        N/A        N/A         13.578    14.193        22
2008  .       N/A        N/A        N/A         14.193     9.313        20
2009  .       N/A        N/A        N/A          9.313    12.079        10
2010  .       N/A        N/A        N/A         12.079    13.351         8
2011  .       N/A        N/A        N/A         13.351    12.853         8
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Conservative Allocation(7)
2002  .       N/A        N/A        N/A          N/A        N/A        N/A
2003  .       N/A        N/A        N/A          8.482    10.614        22
2004  .       N/A        N/A        N/A         10.614    11.473        30
2005  .       N/A        N/A        N/A         11.473    11.784        32
2006  .       N/A        N/A        N/A         11.784    12.804        33
2007  .      13.197    13.001         1*        12.804    13.158        34
2008  .      13.001     9.312         1*        13.158     9.444        34
2009  .       9.312    11.219         1*         9.444    11.400        33
2010  .      11.219    12.150         1*        11.400    12.371        31
2011  .       N/A        N/A        N/A         12.371    12.428        30
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Moderate Allocation
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Capital Growth
2007  .       N/A        N/A        N/A         10.069    10.744         2
2008  .       N/A        N/A        N/A         10.744     6.198         5
2009  .       N/A        N/A        N/A          6.198     8.255         1*
2010  .       N/A        N/A        N/A          8.255     9.698         1*
2011  .       N/A        N/A        N/A          9.698     8.714         1*
---------     --         ---        ---         ------    ------         -
LVIP Cohen & Steers Global Real Estate
2007  .       8.723     8.236        11         10.089     8.251        43
2008  .       8.236     4.701        24          8.251     4.724        89
2009  .       4.701     6.380        23          4.724     6.430        97
2010  .       6.380     7.409        25          6.430     7.490       109
2011  .       7.409     6.662        25          7.490     6.755       111
---------     -----     -----       ---         ------    ------       ---
LVIP Columbia Value Opportunities
2007  .       9.563     9.375         3         10.094     9.392         9
2008  .       9.375     6.096         5          9.392     6.125        14
2009  .       6.096     7.482         6          6.125     7.541        18
2010  .       7.482     9.192         4          7.541     9.291        13
2011  .       9.192     8.891         4          9.291     9.014        16
---------     -----     -----       ---         ------    ------       ---
LVIP Delaware Bond
2002  .       9.987    10.858        11          9.992    10.895        86
2003  .      10.858    11.499        67         10.895    11.572       226
2004  .      11.499    11.952        76         11.572    12.065       376
2005  .      11.952    12.109       106         12.065    12.260       387
2006  .      12.109    12.516        90         12.260    12.710       452
2007  .      12.516    13.027        88         12.710    13.269       543
2008  .      13.027    12.483        99         13.269    12.753       626
2009  .      12.483    14.650       100         12.753    15.012       769
2010  .      14.650    15.689        81         15.012    16.125       752
2011  .      15.689    16.669        66         16.125    17.184       702
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2011  .       9.992     9.746         2          9.993     9.764         4
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(6)
2002  .      10.077     8.753         1*        10.081     8.783         1*
2003  .       8.753    10.403         1*         8.783    10.470        16
2004  .       N/A        N/A        N/A         10.470    11.769        19
2005  .      11.659    12.291        12         11.769    12.445        23
2006  .      12.291    13.893         4         12.445    14.109        61
2007  .      13.893    14.587         1*        14.109    14.858        95
2008  .      14.587     9.615         2         14.858     9.823        82
2009  .       N/A        N/A        N/A          9.823    12.837        50
2010  .       N/A        N/A        N/A         12.837    14.296        61
2011  .       N/A        N/A        N/A         14.296    13.866        30
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Conservative Allocation(7)
2002  .      10.062     8.832         8         10.066     8.864        12
2003  .       8.832    10.714         6          8.864    10.785        58
2004  .      10.714    11.634        15         10.785    11.745        82
2005  .      11.634    12.003        28         11.745    12.155       128
2006  .      12.003    13.100        42         12.155    13.306       175
2007  .      13.100    13.524        41         13.306    13.777       180
2008  .      13.524     9.750        26         13.777     9.963       180
2009  .       9.750    11.823        41          9.963    12.117       178
2010  .      11.823    12.888        31         12.117    13.248       150
2011  .      12.888    13.005        29         13.248    13.409       131
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Moderate Allocation
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A         11.800    12.968         2
2011  .       N/A        N/A        N/A         12.968    12.874        13
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Delaware Growth and Income
2002  .       N/A        N/A        N/A         10.103     7.739         5
2003  .       7.337     9.824         1*         7.739     9.864        17
2004  .       9.824    10.789         1*         9.864    10.855        26
2005  .      10.789    11.167         1*        10.855    11.258        33
2006  .       N/A        N/A        N/A         11.258    12.431        26
2007  .       N/A        N/A        N/A         12.431    12.962        18
2008  .       N/A        N/A        N/A         12.962     8.181        13
2009  .       N/A        N/A        N/A          8.181    10.023        14
2010  .       N/A        N/A        N/A         10.023    11.124        14
2011  .       N/A        N/A        N/A         11.124    11.062        14
---------    ------    ------       ---         ------    ------        --
LVIP Delaware Social Awareness
2002  .       N/A        N/A        N/A         10.132     7.753         1*
2003  .       7.663    10.007         1*         7.753    10.046        10
2004  .      10.007    11.060         2         10.046    11.126        15
2005  .      11.060    12.151         2         11.126    12.248        20
2006  .      12.151    13.383         2         12.248    13.517        16
2007  .      13.383    13.514         2         13.517    13.676        16
2008  .      13.514     8.692         2         13.676     8.814         6
2009  .       8.692    11.082         2          8.814    11.260         6
2010  .      11.082    12.125         2         11.260    12.345         5
2011  .      12.125    11.967         2         12.345    12.208         5
---------    ------    ------       ---         ------    ------        --
LVIP Delaware Special Opportunities
2002  .       N/A        N/A        N/A         10.484     9.094         2
2003  .       8.509    11.924         1*         9.094    11.975        12
2004  .      11.924    14.356         1*        11.975    14.446        20
2005  .      14.356    16.281         1*        14.446    16.416        26
2006  .      16.281    18.530         1*        16.416    18.721        21
2007  .      18.530    18.864         1*        18.721    19.096        19
2008  .      18.864    11.722         1*        19.096    11.890        20
2009  .      11.722    14.995         1*        11.890    15.241        19
2010  .      14.995    19.211         1*        15.241    19.566        16
2011  .      19.211    17.860         1*        19.566    18.226        15
---------    ------    ------       ---         ------    ------        --
LVIP Global Income
2009  .       N/A        N/A        N/A         10.421    10.665         1*
2010  .      10.652    11.430         1*        10.665    11.467         2
2011  .      11.430    11.302         1*        11.467    11.362         2
---------    ------    ------       ---         ------    ------        --
LVIP Growth Fund(3)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Opportunities(4)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Janus Capital Appreciation
2002  .       N/A        N/A        N/A          9.948     7.139         1*
2003  .       N/A        N/A        N/A          7.139     9.292         8
2004  .       N/A        N/A        N/A          9.292     9.613         9
2005  .       N/A        N/A        N/A          9.613     9.843         8
2006  .       N/A        N/A        N/A          9.843    10.608         7
2007  .       N/A        N/A        N/A         10.608    12.552         5
2008  .       N/A        N/A        N/A         12.552     7.299         4
2009  .       N/A        N/A        N/A          7.299     9.936         4
2010  .       N/A        N/A        N/A          9.936    10.871         4
2011  .       N/A        N/A        N/A         10.871    10.075         4
---------    ------    ------       ---         ------    ------       ---
LVIP MFS International Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Delaware Growth and Income
2002  .      10.108     7.777         2         10.112     7.802        13
2003  .       7.777     9.958        18          7.802    10.020        54
2004  .       9.958    11.008        21         10.020    11.110        85
2005  .      11.008    11.468        27         11.110    11.609       112
2006  .      11.468    12.719        13         11.609    12.914       127
2007  .      12.719    13.323        17         12.914    13.568       147
2008  .      13.323     8.447        17         13.568     8.628       182
2009  .       8.447    10.396        17          8.628    10.651       176
2010  .      10.396    11.589        11         10.651    11.909       148
2011  .      11.589    11.576         9         11.909    11.931       137
---------    ------    ------        --         ------    ------       ---
LVIP Delaware Social Awareness
2002  .      10.137     7.792        12         10.141     7.818         3
2003  .       7.792    10.142        17          7.818    10.206        44
2004  .      10.142    11.283        22         10.206    11.388        57
2005  .      11.283    12.477        62         11.388    12.631        93
2006  .      12.477    13.832        57         12.631    14.044       118
2007  .      13.832    14.058        58         14.044    14.317       127
2008  .      14.058     9.101        40         14.317     9.297       115
2009  .       9.101    11.679        45          9.297    11.966       114
2010  .      11.679    12.862        47         11.966    13.217       113
2011  .      12.862    12.777        22         13.217    13.169       102
---------    ------    ------        --         ------    ------       ---
LVIP Delaware Special Opportunities
2002  .      10.489     9.139         1*        10.493     9.171        43
2003  .       9.139    12.089         5          9.171    12.167        64
2004  .      12.089    14.649        11         12.167    14.788       111
2005  .      14.649    16.722        20         14.788    16.932       174
2006  .      16.722    19.156        17         16.932    19.454       210
2007  .      19.156    19.628        25         19.454    19.994       234
2008  .      19.628    12.277        21         19.994    12.543       232
2009  .      12.277    15.807        19         12.543    16.199       221
2010  .      15.807    20.384        15         16.199    20.951       220
2011  .      20.384    19.074        12         20.951    19.664       224
---------    ------    ------        --         ------    ------       ---
LVIP Global Income
2009  .      10.384    10.695         2         10.262    10.715        24
2010  .      10.695    11.551        33         10.715    11.607        78
2011  .      11.551    11.496        23         11.607    11.587       102
---------    ------    ------        --         ------    ------       ---
LVIP Growth Fund(3)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         11.294    11.430         3
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Opportunities(4)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .      13.272    12.434         1*        12.465    12.492         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Janus Capital Appreciation
2002  .       9.952     7.175         1*         9.957     7.198         2
2003  .       7.175     9.381         1*         7.198     9.440         6
2004  .       9.381     9.749         2          9.440     9.840         6
2005  .       9.749    10.027         2          9.840    10.151         3
2006  .      10.027    10.855         2         10.151    11.022         4
2007  .      10.855    12.903         2         11.022    13.141         8
2008  .      12.903     7.537         6         13.141     7.699        18
2009  .       7.537    10.306         4          7.699    10.559        30
2010  .      10.306    11.327         3         10.559    11.640        33
2011  .      11.327    10.545         2         11.640    10.869        37
---------    ------    ------       ---         ------    ------       ---
LVIP MFS International Growth
2007  .      11.713    11.170         1*        10.514    11.190        16
2008  .      11.170     5.615         1*        11.190     5.643        21
2009  .       5.615     7.511         1*         5.643     7.570        45
2010  .       7.511     8.365         3          7.570     8.456        46
2011  .       8.365     7.423         3          8.456     7.526        55
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP MFS Value
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          7.141     7.634         6
2010  .   N/A           N/A         N/A          7.634     8.350         4
2011  .   N/A           N/A         N/A          8.350     8.176         6
--------- ------      ------        --------     -----     -----       ---
LVIP Mid-Cap Value
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------     -----     -----       ---
LVIP Mondrian International Value
2002  .   N/A           N/A         N/A          9.990     8.759         1*
2003  .   N/A           N/A         N/A          8.759    12.189         7
2004  .   N/A           N/A         N/A         12.189    14.485        16
2005  .   N/A           N/A         N/A         14.485    16.020        27
2006  .   N/A           N/A         N/A         16.020    20.465        37
2007  .   21.302      22.148          1*        20.465    22.420        28
2008  .   22.148      13.758          1*        22.420    13.956        23
2009  .   13.758      16.358          1*        13.956    16.625        21
2010  .   16.358      16.437          2         16.625    16.739        18
2011  .   16.437      15.440          2         16.739    15.755        15
--------- ------      ------        ---         ------    ------       ---
LVIP Money Market Fund
2002  .   N/A           N/A         N/A         10.002     9.966         5
2003  .   N/A           N/A         N/A          9.966     9.859        10
2004  .   N/A           N/A         N/A          9.859     9.774        12
2005  .   N/A           N/A         N/A          9.774     9.872        15
2006  .   N/A           N/A         N/A          9.872    10.155        25
2007  .   N/A           N/A         N/A         10.155    10.474        84
2008  .   N/A           N/A         N/A         10.474    10.534        18
2009  .   N/A           N/A         N/A         10.534    10.382         5
2010  .   N/A           N/A         N/A         10.382    10.207         5
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile 2010
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile 2020
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile 2030
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP Protected Profile 2040
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP MFS Value
2007  .      10.101     9.728         4          9.941     9.746         5
2008  .       9.728     6.485         5          9.746     6.517        28
2009  .       6.485     7.724         8          6.517     7.785       140
2010  .       7.724     8.487         9          7.785     8.580       190
2011  .       8.487     8.348         9          8.580     8.465       204
---------    ------     -----         -          -----     -----       ---
LVIP Mid-Cap Value
2007  .       N/A        N/A        N/A         10.000     8.670        17
2008  .       N/A        N/A        N/A          8.670     5.077        13
2009  .       N/A        N/A        N/A          5.077     7.142        23
2010  .       7.086     8.644         1*         7.142     8.739        24
2011  .       8.644     7.718         2          8.739     7.826        29
---------    ------     -----       ---         ------     -----       ---
LVIP Mondrian International Value
2002  .       9.994     8.801         1*         9.998     8.831         8
2003  .       8.801    12.303         6          8.831    12.382        42
2004  .      12.303    14.687        16         12.382    14.825        76
2005  .      14.687    16.315        22         14.825    16.519       134
2006  .      16.315    20.937        23         16.519    21.262       209
2007  .      20.937    23.041        30         21.262    23.469       320
2008  .      23.041    14.407        25         23.469    14.718       330
2009  .      14.407    17.240        18         14.718    17.666       327
2010  .      17.240    17.437        22         17.666    17.921       290
2011  .      17.437    16.486        23         17.921    16.995       282
---------    ------    ------       ---         ------    ------       ---
LVIP Money Market Fund
2002  .      10.007    10.013        14         10.011    10.050        51
2003  .      10.013     9.950         4         10.050    10.017        57
2004  .       9.950     9.908         3         10.017    10.005        25
2005  .       9.908    10.053         8         10.005    10.181        47
2006  .      10.053    10.387         2         10.181    10.552        35
2007  .      10.387    10.762        16         10.552    10.966       253
2008  .      10.762    10.872        30         10.966    11.111       230
2009  .      10.872    10.764        23         11.111    11.034       239
2010  .      10.764    10.630        19         11.034    10.929       144
2011  .      10.630    10.496        19         10.929    10.824       125
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2010
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          7.859     9.672        19
2010  .       N/A        N/A        N/A          9.672    10.646         1*
2011  .       N/A        N/A        N/A         10.646    10.645         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2020
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A         10.051     7.453        56
2009  .       N/A        N/A        N/A          7.453     9.249        53
2010  .       N/A        N/A        N/A          9.249    10.233        60
2011  .       N/A        N/A        N/A         10.233    10.126        51
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2030
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A         10.192     7.129        17
2009  .       N/A        N/A        N/A          7.129     9.009        20
2010  .       N/A        N/A        N/A          9.009    10.013        14
2011  .       N/A        N/A        N/A         10.013     9.833        15
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2040
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          6.336     8.440         1*
2010  .       N/A        N/A        N/A          8.440     9.463         1*
2011  .       N/A        N/A        N/A          9.463     9.210         1*
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Protected Profile Conservative
2005  .   N/A           N/A         N/A          N/A        N/A        N/A
2006  .   N/A           N/A         N/A         10.345    10.981        24
2007  .   N/A           N/A         N/A         10.981    11.600        18
2008  .   N/A           N/A         N/A         11.600     9.273        37
2009  .   N/A           N/A         N/A          9.273    11.349        46
2010  .   N/A           N/A         N/A         11.349    12.293        48
2011  .   N/A           N/A         N/A         12.293    12.494        45
--------- ------      ------        --------    ------    ------       ---
LVIP Protected Profile Growth
2005  .   N/A           N/A         N/A         10.150    10.640        19
2006  .   N/A           N/A         N/A         10.640    11.904        95
2007  .   N/A           N/A         N/A         11.904    12.814       105
2008  .   N/A           N/A         N/A         12.814     8.363        97
2009  .   N/A           N/A         N/A          8.363    10.577        65
2010  .   N/A           N/A         N/A         10.577    11.685        52
2011  .   N/A           N/A         N/A         11.685    11.454        52
--------- ------      ------        --------    ------    ------       ---
LVIP Protected Profile Moderate
2005  .   N/A           N/A         N/A         10.442    10.463        20
2006  .   N/A           N/A         N/A         10.463    11.492        61
2007  .   N/A           N/A         N/A         11.492    12.308        89
2008  .   N/A           N/A         N/A         12.308     8.852        75
2009  .   N/A           N/A         N/A          8.852    11.111       110
2010  .   N/A           N/A         N/A         11.111    12.193        90
2011  .   N/A           N/A         N/A         12.193    12.091        84
--------- ------      ------        --------    ------    ------       ---
LVIP SSgA Bond Index
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A         10.395    10.707         3
2010  .   N/A           N/A         N/A         10.707    11.122         3
2011  .   N/A           N/A         N/A         11.122    11.708         3
--------- ------      ------        --------    ------    ------       ---
LVIP SSgA Developed International 150
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------    ------    ------       ---
LVIP SSgA Emerging Markets 100
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   10.289      11.224          1*         5.596    11.259         1*
2010  .   11.224      14.029          1*        11.259    14.100         1*
2011  .   N/A           N/A         N/A         14.100    11.755         2
--------- ------      ------        ---         ------    ------       ---
LVIP SSgA Global Tactical Allocation(9)
2005  .   N/A           N/A         N/A          N/A        N/A        N/A
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         12.703    13.520         8
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP SSgA International Index
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Protected Profile Conservative
2005  .      10.103    10.272        16          N/A        N/A        N/A
2006  .      10.272    11.059         1*        10.387    11.111         7
2007  .      11.059    11.735        12         11.111    11.826        51
2008  .      11.735     9.423        18         11.826     9.525       174
2009  .       9.423    11.585        20          9.525    11.744       257
2010  .      11.585    12.605        47         11.744    12.817       257
2011  .      12.605    12.869        44         12.817    13.125       209
---------    ------    ------        --         ------    ------       ---
LVIP Protected Profile Growth
2005  .       N/A        N/A        N/A         10.252    10.686         3
2006  .      10.983    11.988        90         10.686    12.045        61
2007  .      11.988    12.963       107         12.045    13.063       219
2008  .      12.963     8.498        92         13.063     8.590       249
2009  .       8.498    10.797        96          8.590    10.946       268
2010  .      10.797    11.982        23         10.946    12.184       264
2011  .      11.982    11.798        23         12.184    12.033       225
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile Moderate
2005  .      10.268    10.490        13         10.210    10.508        29
2006  .      10.490    11.573         7         10.508    11.627        50
2007  .      11.573    12.452        19         11.627    12.548       166
2008  .      12.452     8.996        30         12.548     9.092       449
2009  .       8.996    11.342        40          9.092    11.498       586
2010  .      11.342    12.503        48         11.498    12.713       544
2011  .      12.503    12.454        47         12.713    12.702       541
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Bond Index
2008  .      10.041    10.476         1*        10.075    10.492         2
2009  .      10.476    10.781         1*        10.492    10.830        25
2010  .      10.781    11.249         5         10.830    11.334        45
2011  .      11.249    11.896         5         11.334    12.022        45
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Developed International 150
2008  .       N/A        N/A        N/A          5.742     6.280         1*
2009  .       N/A        N/A        N/A          6.280     8.973         3
2010  .       N/A        N/A        N/A          8.973     9.506         5
2011  .       N/A        N/A        N/A          9.506     8.248         8
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Emerging Markets 100
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       7.590    11.336         1*         5.876    11.388        22
2010  .      11.336    14.260        17         11.388    14.369        51
2011  .      14.260    11.943         6         14.369    12.070        54
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Global Tactical Allocation(9)
2005  .       N/A        N/A        N/A         10.505    10.922        33
2006  .       N/A        N/A        N/A         10.922    12.571        49
2007  .       N/A        N/A        N/A         12.571    13.783        39
2008  .      12.189     8.017         2         13.783     8.103        51
2009  .       8.017    10.324         2          8.103    10.467        54
2010  .      10.324    11.055         2         10.467    11.241        46
2011  .      11.055    10.908         2         11.241    11.125        54
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA International Index
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          5.304     8.102        20
2010  .       N/A        N/A        N/A          8.102     8.565        25
2011  .       N/A        N/A        N/A          8.565     7.412        25
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          6.933     9.346         5
2010  .       N/A        N/A        N/A          9.346    11.002        14
2011  .      10.918    11.000         2         11.002    11.117        15
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA S&P 500 Index(2)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          8.692     9.799         1*
2011  .       N/A        N/A        N/A          9.799     9.807         1*
---------     --         ---        --------     -----     -----       ---
LVIP SSgA Small Cap Index
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          5.474     7.306         1*
2010  .       7.268     8.971         2          7.306     9.037         3
2011  .       8.971     8.376         2          9.037     8.454         3
---------     -----     -----       ---          -----     -----       ---
LVIP SSgA Small/Mid Cap 200
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          6.724    10.731         1*
2010  .       N/A        N/A        N/A         10.731    13.437         1*
2011  .       N/A        N/A        N/A         13.437    12.881         1*
---------     -----     -----       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          6.446     7.926         1*
2010  .       N/A        N/A        N/A          7.926     9.069         1*
2011  .       N/A        N/A        N/A          9.069     8.743         1*
---------     -----     -----       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2002  .       N/A        N/A        N/A          N/A        N/A        N/A
2003  .       N/A        N/A        N/A          9.166     9.202         3
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          9.927    11.090         3
2006  .       N/A        N/A        N/A         11.090    11.908         3
2007  .       N/A        N/A        N/A         11.908    13.292         3
2008  .       N/A        N/A        N/A         13.292     7.474         3
2009  .       N/A        N/A        N/A          7.474    10.748         2
2010  .      10.576    13.315         1*        10.748    13.558         3
2011  .      13.315    12.553         1*        13.558    12.807         2
---------    ------    ------       ---         ------    ------       ---
LVIP Templeton Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          5.914     5.972         4
2009  .       N/A        N/A        N/A          5.972     7.500         4
2010  .       N/A        N/A        N/A          7.500     7.834         4
2011  .       N/A        N/A        N/A          7.834     7.441         4
---------    ------    ------       ---         ------    ------       ---
LVIP Turner Mid-Cap Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Wells Fargo Intrinsic Value Fund
2002  .       N/A        N/A        N/A         10.106     8.374         5
2003  .       N/A        N/A        N/A          8.374    10.891        21
2004  .       N/A        N/A        N/A         10.891    11.747        35
2005  .       N/A        N/A        N/A         11.747    12.062        45
2006  .       N/A        N/A        N/A         12.062    13.188        39
2007  .       N/A        N/A        N/A         13.188    13.524        39
2008  .       N/A        N/A        N/A         13.524     8.196        32
2009  .       N/A        N/A        N/A          8.196     9.931        20
2010  .       N/A        N/A        N/A          9.931    11.508        19
2011  .       N/A        N/A        N/A         11.508    11.017        15
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA S&P 500 Index(2)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         10.658    11.617         1*
2007  .      11.515    11.497         1*        11.639    11.587        33
2008  .      11.497     7.127         1*        11.587     7.204        59
2009  .       7.127     8.872         2          7.204     8.995       116
2010  .       8.872    10.047        10          8.995    10.217       111
2011  .      10.047    10.101        13         10.217    10.303        93
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small Cap Index
2007  .       9.440     9.164         1*         9.871     9.181        15
2008  .       9.164     5.958         3          9.181     5.986        32
2009  .       5.958     7.392        11          5.986     7.450        96
2010  .       7.392     9.185        35          7.450     9.285       123
2011  .       9.185     8.631        39          9.285     8.751       118
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small/Mid Cap 200
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       8.159    10.804         1*         6.941    10.854        32
2010  .      10.804    13.590         1*        10.854    13.693        38
2011  .      13.590    13.085         1*        13.693    13.224        39
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .      10.308     9.942         1*         9.848     9.960         1*
2008  .       9.942     5.693         1*         9.960     5.721        11
2009  .       5.693     8.020         2          5.721     8.084        39
2010  .       8.020     9.218         2          8.084     9.319        41
2011  .       9.218     8.927         2          9.319     9.051        49
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2002  .       N/A        N/A        N/A         10.307     7.119         2
2003  .       N/A        N/A        N/A          7.119     9.347        20
2004  .       9.342    10.424         1*         9.347    10.519        21
2005  .      10.424    11.298         2         10.519    11.436        22
2006  .      11.298    12.187         2         11.436    12.372         7
2007  .      12.187    13.664         2         12.372    13.913        19
2008  .      13.664     7.718         2         13.913     7.882        33
2009  .       7.718    11.148         2          7.882    11.420        49
2010  .      11.148    14.126         2         11.420    14.515        44
2011  .      14.126    13.404         3         14.515    13.814        44
---------    ------    ------       ---         ------    ------       ---
LVIP Templeton Growth
2007  .       9.642     9.813         2         10.200     9.831        15
2008  .       9.813     6.015         6          9.831     6.044        18
2009  .       6.015     7.589         3          6.044     7.648        26
2010  .       7.589     7.963         5          7.648     8.050        26
2011  .       7.963     7.598         9          8.050     7.703        25
---------    ------    ------       ---         ------    ------       ---
LVIP Turner Mid-Cap Growth
2007  .      10.612    10.969        15         10.289    10.989        21
2008  .      10.969     5.475         4         10.989     5.502        22
2009  .       5.475     8.001         3          5.502     8.064        20
2010  .       8.001    10.025         4          8.064    10.134        25
2011  .      10.025     9.121         4         10.134     9.248        27
---------    ------    ------       ---         ------    ------       ---
LVIP Wells Fargo Intrinsic Value Fund
2002  .      10.110     8.416        15         10.114     8.443        13
2003  .       8.416    10.994        35          8.443    11.063        63
2004  .      10.994    11.912        41         11.063    12.023       121
2005  .      11.912    12.286        32         12.023    12.438       134
2006  .      12.286    13.494        29         12.438    13.702       175
2007  .      13.494    13.900        29         13.702    14.156       188
2008  .      13.900     8.462        21         14.156     8.644       185
2009  .       8.462    10.299        16          8.644    10.552       172
2010  .      10.299    11.989        24         10.552    12.320       146
2011  .      11.989    11.529        19         12.320    11.884       128
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS (Reg. TM) VIT Core Equity
2002  .       N/A        N/A        N/A          N/A        N/A        N/A
2003  .       N/A        N/A        N/A          8.299     8.739         4
2004  .       N/A        N/A        N/A          8.739     9.658         1*
2005  .       N/A        N/A        N/A          9.658     9.650         1*
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     -----     -----       ---
MFS (Reg. TM) VIT Total Return Series
2002  .       N/A        N/A        N/A         10.105     9.417         4
2003  .      10.073    10.716         4          9.417    10.764        10
2004  .      10.716    11.699         8         10.764    11.775        14
2005  .      11.699    11.797         8         11.775    11.897        14
2006  .      11.797    12.945         7         11.897    13.081        16
2007  .      12.945    13.230         8         13.081    13.396        15
2008  .       N/A        N/A        N/A         13.396    10.250        13
2009  .       N/A        N/A        N/A         10.250    11.888        10
2010  .       N/A        N/A        N/A         11.888    12.842        10
2011  .       N/A        N/A        N/A         12.842    12.843         9
---------    ------    ------       ---         ------    ------       ---
MFS (Reg. TM) VIT Utilities Series
2002  .       9.830     7.447         1*         9.832     7.462         1*
2003  .       7.447     9.924         1*         7.462     9.966         6
2004  .       9.924    12.672         1*         9.966    12.750        15
2005  .      12.672    14.520         1*        12.750    14.639        26
2006  .      14.520    18.691         2         14.639    18.882        33
2007  .      18.691    23.444         5         18.882    23.731        32
2008  .      23.444    14.330         5         23.731    14.535        30
2009  .      14.330    18.722         4         14.535    19.027        22
2010  .      18.722    20.896         4         19.027    21.279        19
2011  .      20.896    21.882         4         21.279    22.328        15
---------    ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2002  .      10.170     7.048         1*        10.172     7.062         1*
2003  .       7.048     8.852         1*         7.062     8.887         4
2004  .       8.852    10.096         1*         8.887    10.157        12
2005  .      10.096    11.262         1*        10.157    11.353        13
2006  .      11.262    12.668         1*        11.353    12.795        15
2007  .      12.668    15.222         1*        12.795    15.406        25
2008  .      15.222     8.453         1*        15.406     8.573        19
2009  .       8.453    10.910         1*         8.573    11.086        10
2010  .       N/A        N/A        N/A         11.086    14.064         5
2011  .       N/A        N/A        N/A         14.064    13.885         4
---------    ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Regency Portfolio
2002  .       N/A        N/A        N/A         10.507     9.237         1*
2003  .      11.281    12.274         2          9.237    12.331         3
2004  .      12.274    14.728         2         12.331    14.826         3
2005  .      14.728    16.177         2         14.826    16.317         4
2006  .      16.177    17.636         2         16.317    17.825         4
2007  .      17.636    17.866         2         17.825    18.094         5
2008  .      17.866     9.493         2         18.094     9.633         5
2009  .       N/A        N/A        N/A          9.633    13.873         3
2010  .       N/A        N/A        N/A         13.873    17.202         2
2011  .       N/A        N/A        N/A         17.202    15.805         2
---------    ------    ------       ---         ------    ------       ---
PIMCO VIT Commodity Real Return
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS (Reg. TM) VIT Core Equity
2002  .       N/A        N/A        N/A         10.108     7.033         4
2003  .       N/A        N/A        N/A          7.033     8.868         8
2004  .       N/A        N/A        N/A          8.868     9.874         6
2005  .       N/A        N/A        N/A          9.874     9.941         5
2006  .       N/A        N/A        N/A          9.941    11.200         5
2007  .       N/A        N/A        N/A         11.200    12.325         3
2008  .       N/A        N/A        N/A         12.325     7.424         2
2009  .       N/A        N/A        N/A          7.424     9.734         1*
2010  .       N/A        N/A        N/A          9.734    11.297         1*
2011  .       N/A        N/A        N/A         11.297    11.070         1*
---------     --         ---        ---         ------    ------         -
MFS (Reg. TM) VIT Total Return Series
2002  .      10.109     9.460         1*        10.113     9.495        15
2003  .       9.460    10.862        10          9.495    10.935        53
2004  .      10.862    11.936        11         10.935    12.052        65
2005  .      11.936    12.114        15         12.052    12.268        73
2006  .      12.114    13.380         8         12.268    13.591        85
2007  .      13.380    13.764        23         13.591    14.023       100
2008  .      13.764    10.579        21         14.023    10.811        83
2009  .      10.579    12.325        21         10.811    12.633        85
2010  .      12.325    13.374        41         12.633    13.749        72
2011  .      13.374    13.435        17         13.749    13.853        70
---------    ------    ------       ---         ------    ------       ---
MFS (Reg. TM) VIT Utilities Series
2002  .       N/A        N/A        N/A          9.840     7.525         1*
2003  .       N/A        N/A        N/A          7.525    10.123        13
2004  .      10.551    12.933         1*        10.123    13.049        38
2005  .      12.933    14.916        14         13.049    15.094        97
2006  .      14.916    19.326        18         15.094    19.616       134
2007  .      19.326    24.398        43         19.616    24.839       238
2008  .      24.398    15.011        44         24.839    15.328       256
2009  .      15.011    19.739        37         15.328    20.217       225
2010  .      19.739    22.174        31         20.217    22.779       186
2011  .      22.174    23.373        29         22.779    24.083       181
---------    ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2002  .       N/A        N/A        N/A         10.181     7.121         3
2003  .       7.458     8.974         3          7.121     9.029        21
2004  .       8.974    10.303         4          9.029    10.397        48
2005  .      10.303    11.567         6         10.397    11.708        67
2006  .      11.567    13.096         8         11.708    13.295        72
2007  .      13.096    15.839         9         13.295    16.128       134
2008  .      15.839     8.853         8         16.128     9.042       116
2009  .       8.853    11.501         5          9.042    11.781        72
2010  .      11.501    14.655         4         11.781    15.058        60
2011  .      14.655    14.534         3         15.058    14.979        46
---------    ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Regency Portfolio
2002  .      10.512     9.279         1*        10.516     9.311         3
2003  .       9.279    12.442         3          9.311    12.523        17
2004  .      12.442    15.028         4         12.523    15.171        34
2005  .      15.028    16.614         4         15.171    16.823        41
2006  .      16.614    18.231         6         16.823    18.515        32
2007  .      18.231    18.589         6         18.515    18.936        27
2008  .      18.589     9.942         4         18.936    10.158        22
2009  .       9.942    14.382         3         10.158    14.739        15
2010  .      14.382    17.914         2         14.739    18.413         8
2011  .      17.914    16.533         2         18.413    17.045         8
---------    ------    ------       ---         ------    ------       ---
PIMCO VIT Commodity Real Return
2009  .       N/A        N/A        N/A         10.211    12.550         3
2010  .      12.526    15.363         5         12.550    15.437         4
2011  .      15.363    14.020         1*        15.437    14.131         7
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Putnam VIT Global Health Care Fund
2002  .   N/A           N/A         N/A          N/A        N/A        N/A
2003  .   N/A           N/A         N/A          7.561     9.071         4
2004  .   N/A           N/A         N/A          9.071     9.548         1*
2005  .   N/A           N/A         N/A          9.548    10.621         1*
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------     -----    ------       ---
Wells Fargo Advantage (Reg. TM) VT Intrinsic Value Fund(10)
2002  .   N/A           N/A         N/A          N/A        N/A        N/A
2003  .   N/A           N/A         N/A          N/A        N/A        N/A
2004  .   N/A           N/A         N/A         10.248    10.716         6
2005  .   N/A           N/A         N/A         10.716    11.096         9
2006  .   N/A           N/A         N/A         11.096    12.927         5
2007  .   N/A           N/A         N/A         12.927    13.058         5
2008  .   N/A           N/A         N/A         13.058     8.151         5
2009  .   N/A           N/A         N/A          8.151     9.360         5
2010  .   N/A           N/A         N/A          9.360    10.470         4
2011  .   N/A           N/A         N/A         10.470    10.067         4
--------- ----------- -------- -------------    ------    ------       ---
Wells Fargo Advantage (Reg. TM) VT Omega Growth Fund(11)
2002  .   N/A           N/A         N/A          N/A        N/A        N/A
2003  .   N/A           N/A         N/A          7.867     9.699         3
2004  .   N/A           N/A         N/A          9.699     9.841         3
2005  .   N/A           N/A         N/A          9.841    10.221         5
2006  .   N/A           N/A         N/A         10.221    10.280         4
2007  .   N/A           N/A         N/A         10.280    10.870         4
2008  .   N/A           N/A         N/A         10.870     6.517         4
2009  .   N/A           N/A         N/A          6.517     9.181         4
2010  .   N/A           N/A         N/A          8.241    10.374         4
2011  .   N/A           N/A         N/A         10.374     9.629         4
--------- ----------- -------- -------------    ------    ------       ---
Wells Fargo Advantage (Reg. TM) VT Small Cap Growth Fund
2002  .   N/A           N/A         N/A          N/A        N/A        N/A
2003  .   N/A           N/A         N/A          7.884     9.749         3
2004  .   N/A           N/A         N/A          9.749    10.899         3
2005  .   N/A           N/A         N/A         10.899    11.379         4
2006  .   N/A           N/A         N/A         11.379    13.726         3
2007  .   N/A           N/A         N/A         13.726    15.350         3
2008  .   N/A           N/A         N/A         15.350     8.836         3
2009  .   N/A           N/A         N/A          8.836    13.253         2
2010  .   N/A           N/A         N/A         13.253    16.510         3
2011  .   N/A           N/A         N/A         16.510    15.478         2
--------- ----------- -------- -------------    ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Putnam VIT Global Health Care Fund
2002  .       9.967     7.839         1*         9.971     7.862         5
2003  .       7.839     9.161         1*         7.862     9.215        12
2004  .       9.161     9.687         2          9.215     9.773        10
2005  .       9.687    10.823         2          9.773    10.953        12
2006  .      10.823    10.982         1*        10.953    11.147        13
2007  .      10.982    10.775         1*        11.147    10.970        12
2008  .      10.775     8.820         1*        10.970     9.006        11
2009  .       8.820    10.970         1*         9.006    11.235         8
2010  .      10.970    11.095         1*        11.235    11.398         7
2011  .      11.095    10.823         1*        11.398    11.152         6
---------    ------    ------         -         ------    ------        --
Wells Fargo Advantage (Reg. TM) VT Intrinsic Value Fund(10)
2002  .       N/A        N/A        N/A          N/A        N/A        N/A
2003  .       7.439     9.894         1*         N/A        N/A        N/A
2004  .       9.894    10.848         1*        10.203    10.930         3
2005  .      10.848    11.283         1*        10.930    11.403         5
2006  .      11.283    13.204         1*        11.403    13.384         8
2007  .      13.204    13.398         1*        13.384    13.621         4
2008  .      13.398     8.401         1*        13.621     8.567         5
2009  .       8.401     9.691         1*         8.567     9.912         5
2010  .       9.691    10.889         1*         9.912    11.171         7
2011  .      10.889    10.517         4         11.171    10.821         6
---------    ------    ------       ---         ------    ------       ---
Wells Fargo Advantage (Reg. TM) VT Omega Growth Fund(11)
2002  .       N/A        N/A        N/A          N/A        N/A        N/A
2003  .       N/A        N/A        N/A          8.975     9.817         1*
2004  .       N/A        N/A        N/A          9.817    10.036         1*
2005  .       N/A        N/A        N/A         10.036    10.502         1*
2006  .       N/A        N/A        N/A         10.502    10.642         1*
2007  .       N/A        N/A        N/A         10.642    11.338         3
2008  .       N/A        N/A        N/A         11.338     6.848         3
2009  .       N/A        N/A        N/A          6.848     9.721        12
2010  .       N/A        N/A        N/A          8.761    11.066         5
2011  .       N/A        N/A        N/A         11.066    10.349         7
---------    ------    ------       ---         ------    ------       ---
Wells Fargo Advantage (Reg. TM) VT Small Cap Growth Fund
2002  .       N/A        N/A        N/A          7.268     7.006         2
2003  .       8.088     9.821         1*         7.006     9.868         2
2004  .       9.821    11.028         1*         9.868    11.115         8
2005  .      11.028    11.566         1*        11.115    11.692        11
2006  .      11.566    14.014         3         11.692    14.209        15
2007  .      14.014    15.743         2         14.209    16.011        21
2008  .      15.743     9.103         4         16.011     9.285        22
2009  .       9.103    13.715         3          9.285    14.032        26
2010  .      13.715    17.163         4         14.032    17.612        20
2011  .      17.163    16.162         4         17.612    16.635        14
---------    ------    ------       ---         ------    ------       ---

* All numbers less than 500 were rounded up to one.

(1) These subaccounts became available in the product in 2004, therefore experience is for less than one year.

(2) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(3) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(5) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(6) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(7) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.

(8) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(9) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

(10) Effective July, 16, 2010, the Wells Fargo Advantage VT Equity Income Fund merged into the Wells Fargo Advantage VT Intrinsic Value Fund. The values in the table for periods prior to the date of the merger reflect investments in the Wells Fargo Advantage VT Equity Income Fund.

(11) Effective July, 16, 2010, the Wells Fargo Advantage VT Large Company Growth Fund merged into the Wells Fargo Advantage VT Omega Growth Fund. The values in the table for periods prior to the date of the merger reflect investments in the Wells Fargo Advantage Large Company Growth Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Multi-Fund (Reg. TM) 5
Lincoln National
Variable Annuity Account C  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Multi-Fund (Reg. TM) 5 prospectus of Lincoln National Variable Annuity Account C dated May 1, 2012. You may obtain a copy of the Multi-Fund (Reg. TM) 5 prospectus on request and without charge. Please write Multi-Fund (Reg. TM) Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-4LINCOLN (454-6265).



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Examples of Regular Income Payment
Calculations                                    B-3
Determination of Accumulation and Annuity Unit
Value                                           B-4


Item                                             Page
Capital Markets                                 B-4
Advertising & Ratings                           B-4
More About the S&P 500 Index                    B-4
Additional Services                             B-5
Other Information                               B-5
Financial Statements                            B-6

This SAI is not a prospectus.
The date of this SAI is May 1, 2012.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $50,146,571, $52,413,537 and $51,505,596 to LFA and Selling Firms in 2009, 2010 and 2011 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:

 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO

WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 consolidated financial statements of Lincoln Life appear on the following pages.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                        /s/ Ernst & Young LLP

                                        Philadelphia, Pennsylvania
                                        March 30, 2012

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                      AS OF DECEMBER 31,
                                                                                     -------------------
                                                                                       2011       2010
                                                                                     --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2011 -- $67,366; 2010 -- $63,512)   $ 73,607   $ 66,289
      Variable interest entities' fixed maturity securities (amortized cost:
         2011 -- $673; 2010 -- $570)                                                      700        584
      Equity securities (cost: 2011 -- $135; 2010 -- $119)                                139        140
   Trading securities                                                                   2,538      2,459
   Mortgage loans on real estate                                                        6,589      6,431
   Real estate                                                                            112        168
   Policy loans                                                                         2,855      2,832
   Derivative investments                                                               2,846      1,021
   Other investments                                                                    1,059        978
                                                                                     --------   --------
         Total investments                                                             90,445     80,902
Cash and invested cash                                                                  3,844      1,904
Deferred acquisition costs and value of business acquired                               8,336      8,854
Premiums and fees receivable                                                              409        334
Accrued investment income                                                                 949        904
Reinsurance recoverables                                                                9,033      7,399
Reinsurance related embedded derivatives                                                   --        339
Funds withheld reinsurance assets                                                         874        986
Goodwill                                                                                2,273      3,017
Other assets                                                                            3,107      2,743
Separate account assets                                                                83,477     84,630
                                                                                     --------   --------
         Total assets                                                                $202,747   $192,012
                                                                                     ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                             $ 18,399   $ 16,010
Other contract holder funds                                                            68,823     65,578
Short-term debt                                                                            10         10
Long-term debt                                                                          2,429      2,429
Reinsurance related embedded derivatives                                                   12         --
Funds withheld reinsurance liabilities                                                  4,708      3,385
Deferred gain on business sold through reinsurance                                        435        405
Payables for collateral on investments                                                  3,747      1,712
Variable interest entities' liabilities                                                   193        132
Other liabilities                                                                       4,652      3,123
Separate account liabilities                                                           83,477     84,630
                                                                                     --------   --------
         Total liabilities                                                            186,885    177,414
                                                                                     --------   --------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                   10,605     10,585
Retained earnings                                                                       2,668      3,137
Accumulated other comprehensive income (loss)                                           2,589        876
                                                                                     --------   --------
         Total stockholder's equity                                                    15,862     14,598
                                                                                     --------   --------
            Total liabilities and stockholder's equity                               $202,747   $192,012
                                                                                     ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                   DECEMBER 31,
                                                                                             ------------------------
                                                                                              2011     2010     2009
                                                                                             ------   ------   ------
REVENUES
Insurance premiums                                                                           $2,017   $1,929   $1,878
Insurance fees                                                                                3,228    3,070    2,841
Net investment income                                                                         4,490    4,362    4,006
Realized gain (loss):
   Total other-than-temporary impairment losses on securities                                  (156)    (231)    (643)
   Portion of loss recognized in other comprehensive income                                      43       83      262
                                                                                             ------   ------   ------
      Net other-than-temporary impairment losses on securities recognized in earnings          (113)    (148)    (381)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (145)    (100)    (208)
                                                                                             ------   ------   ------
         Total realized gain (loss)                                                            (258)    (248)    (589)
                                                                                             ------   ------   ------
Amortization of deferred gain on business sold through reinsurance                              110       52       73
Other revenues and fees                                                                         375      360      299
                                                                                             ------   ------   ------
      Total revenues                                                                          9,962    9,525    8,508
                                                                                             ------   ------   ------
BENEFITS AND EXPENSES
Interest credited                                                                             2,444    2,438    2,408
Benefits                                                                                      2,204    2,567    2,448
Underwriting, acquisition, insurance and other expenses                                       3,823    2,999    2,579
Interest and debt expense                                                                       108       99       93
Impairment of intangibles                                                                       744       --      729
                                                                                             ------   ------   ------
      Total benefits and expenses                                                             9,323    8,103    8,257
                                                                                             ------   ------   ------
      Income (loss) before taxes                                                                639    1,422      251
      Federal income tax expense (benefit)                                                      308      347      163
                                                                                             ------   ------   ------
         Net income (loss)                                                                   $  331   $1,075   $   88
                                                                                             ======   ======   ======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ---------------------------
                                                                2011      2010      2009
                                                              -------   -------   -------
COMMON STOCK
Balance as of beginning-of-year                               $10,585   $10,588   $ 9,132
Capital contribution from Lincoln National Corporation             10        --     1,451
Stock compensation/issued for benefit plans                        10        (3)        5
                                                              -------   -------   -------
   Balance as of end-of-year                                   10,605    10,585    10,588
                                                              -------   -------   -------

RETAINED EARNINGS
Balance as of beginning-of-year                                 3,137     2,915     3,135
Cumulative effect from adoption of new accounting standards        --      (169)       97
Comprehensive income (loss)                                     2,044     1,872     2,692
Less other comprehensive income (loss), net of tax              1,713       797     2,604
                                                              -------   -------   -------
   Net income (loss)                                              331     1,075        88
Dividends declared                                               (800)     (684)     (405)
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,668     3,137     2,915
                                                              -------   -------   -------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                   876      (102)   (2,609)
Cumulative effect from adoption of new accounting standards        --       181       (97)
Other comprehensive income (loss), net of tax                   1,713       797     2,604
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,589       876      (102)
                                                              -------   -------   -------
      Total stockholder's equity as of end-of-year            $15,862   $14,598   $13,401
                                                              =======   =======   =======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                     FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                               ------------------------------
                                                                                 2011       2010       2009
                                                                               --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $    331   $  1,075   $     88
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front-end
      loads deferrals and interest, net of amortization                            (268)      (304)      (371)
   Trading securities purchases, sales and maturities, net                           86         39        (20)
   Change in premiums and fees receivable                                           (75)       (32)       143
   Change in accrued investment income                                              (45)       (44)       (87)
   Change in future contract benefits and other contract holder funds             1,241       (202)    (2,857)
   Change in reinsurance related assets and liabilities                             405        888      2,790
   Change in federal income tax accruals                                            149        692        178
   Realized (gain) loss                                                             258        248        589
   (Income) loss attributable to equity method investments                          (90)       (93)        55
   Amortization of deferred gain on business sold through reinsurance              (110)       (52)       (73)
   Impairment of intangibles                                                        744         --        729
   Other                                                                            (11)       156        (54)
                                                                               --------   --------   --------
      Net cash provided by (used in) operating activities                         2,615      2,371      1,110
                                                                               --------   --------   --------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (10,359)   (12,816)   (13,075)
Sales of available-for-sale securities                                            1,331      2,642      3,614
Maturities of available-for-sale securities                                       5,055      4,429      3,209
Purchases of other investments                                                   (4,434)    (2,775)      (779)
Sales or maturities of other investments                                          2,784      3,099      1,102
Increase (decrease) in payables for collateral on investments                     2,035       (212)     1,044
Proceeds from sale of subsidiaries/businesses, net of cash disposed                  --         --          6
Proceeds from reinsurance recapture                                                 204         25         --
Other                                                                              (112)       (74)       (51)
                                                                               --------   --------   --------
      Net cash provided by (used in) investing activities                        (3,496)    (5,682)    (4,930)
                                                                               --------   --------   --------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                    --        504         --
Increase (decrease) in short-term debt                                               --        (11)         3
Deposits of fixed account values, including the fixed portion of variable        10,925     11,051     11,346
Withdrawals of fixed account values, including the fixed portion of variable     (4,976)    (5,225)    (5,440)
Transfers to and from separate accounts, net                                     (2,324)    (2,958)    (2,248)
Common stock issued for benefit plans and excess tax benefits                        (4)       (15)        --
Capital contribution from parent company                                             --         --      1,001
Dividends paid to stockholders                                                     (800)      (684)      (405)
                                                                               --------   --------   --------
      Net cash provided by (used in) financing activities                         2,821      2,662      4,257
                                                                               --------   --------   --------
Net increase (decrease) in cash and invested cash                                 1,940       (649)       437
Cash and invested cash as of beginning-of-year                                    1,904      2,553      2,116
                                                                               --------   --------   --------
      Cash and invested cash as of end-of-year                                 $  3,844   $  1,904   $  2,553
                                                                               ========   ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles
("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC transferred ownership of Lincoln Financial Media ("LFM") to LNL. In addition, on December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 20 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income
(Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity which does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all non-related party business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATIONTM ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

     - Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

     - Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

     - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

     - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine whether our unrealized losses are OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of inforce contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Good-will is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income
(Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses also acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 35 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2011 and 2010, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $79 million, $82 million and $89 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2009 through 2011 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. The Consolidations Topic of the FASB ASC was amended to require a qualitative approach for identifying the variable interest required to consolidate the VIE based on the entity that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. We concluded we are the primary beneficiary of the VIEs associated with our investments in Credit-Linked Notes ("CLNs"), and as such, consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not currently subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note 1. See Note 4 for more detail regarding the consolidation of our VIEs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which required additional disclosure related to the three-level fair value hierarchy. We adopted the disclosure requirements related to significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and fair value disclosures related to pension and postretirement benefit plan assets effective January 1, 2010. Effective January 1, 2011, we adopted the remaining disclosure amendments in ASU 2010-06 requiring us to separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3, and have included the disclosure in Note 21 for the year ended December 31, 2011.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts.
We adopted the accounting guidance in ASU 2010-15 effective January 1, 2011, and applied the accounting guidance retrospectively to our separate accounts. The adoption did not have a material effect on our consolidated financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment would not be assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. We adopted ASU 2010-28 effective January 1, 2011, and the adoption did not have a material effect on our consolidated financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Our accounting policy for OTTI, included in Note 1, reflects these changes adopted by the FASB. As a result of adopting this accounting guidance, effective January 1, 2009, we recorded an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stock-holders' Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

Information regarding our calculation of OTTI is included in Note 5, and the amount of OTTI recognized in accumulated OCI is provided in Note 14.

RECEIVABLES TOPIC

In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20") to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. ASU 2010-20 was adopted over two reporting periods, and comparative disclosures were not required for earlier reporting periods ending prior to the initial adoption date. The remaining disclosure requirement related to the activity in our allowance for mortgage loans on real estate losses was effective January 1, 2011, and is provided in Note 5.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. ASU 2011-11 will require an entity to provide enhanced disclosures about financial instruments and derivative instruments to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial position. The disclosures required by ASU 2011-11 are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the disclosure requirements in

ASU 2011-11 effective January 1, 2013, and are currently evaluating the appropriate location for these disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provide entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, ASU 2011-05 requires entities to present reclassification adjustments for each component of AOCI in both net income and OCI on the face of the financial statements, however in December 2011, the FASB deferred this presentation requirement by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05" ("ASU 2011-12"). The FASB is considering operational concerns about the presentation requirements and the needs of financial statement users for additional information about reclassification adjustments. As noted in ASU 2011-12, the deferral does not affect the requirements in ASU 2011-5 to present the items of net income, OCI and total comprehensive income in a single continuous or two consecutive statements. In addition, entities will still be required to present amounts reclassified out of AOCI on the face of the financial statements or in the notes to the financial statements. ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Early adoption is permitted and the accounting guidance in ASU 2011-05 not subject to the deferral in ASU 2011-12 must be applied retrospectively. We will adopt the provisions of ASU 2011-05 and ASU 2011-12 in our 2012 financial statements and are currently evaluating our options for the presentation of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common
Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There are no additional fair value measurements required upon the adoption of ASU 2011-04. The amendments are effective, prospectively, for interim and annual reporting periods beginning after December 15, 2011. Early adoption is prohibited. We will adopt the provisions of ASU 2011-04 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and currently estimate that retrospective adoption will result in the restatement of all years presented with a cumulative effect adjustment to the opening balance of retained earnings for the earliest period presented of approximately $969 million to $1.17 billion. In addition, the adoption of this accounting guidance will result in a lower DAC adjustment associated with unrealized gains and losses on AFS securities and certain derivatives; therefore, we will also adjust these DAC through a cumulative effect adjustment to the opening balance of AOCI. This adjustment is dependent on our unrealized position as of the date of adoption.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If an assessment of the relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test, that is currently required under the FASB ASC, must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. The amendments in ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We will adopt the provisions of ASU 2011-08 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes the following from the assessment of effective control: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee, and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. The amendments in ASU 2011-03 will be effective for interim and annual reporting periods beginning on or after December 15, 2011, early adoption is prohibited and the amendments will be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. We will adopt the provisions of ASU 2011-03 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED AND CAPITAL CONTRIBUTIONS

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2010:

ASSETS
Deferred acquisition costs                      $(148)
Other assets                                      (40)
                                                -----
   Total assets                                 $(188)
                                                =====

LIABILITIES

Future contract benefits                        $ (72)
Deferred gain (loss) on business sold through
   reinsurance                                    (76)
Other liabilities                                 (40)
                                                -----
   Total liabilities                            $(188)
                                                =====

REINSURANCE RECAPTURED FROM LNBAR

During 2011 and 2010, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
ASSETS
Cash                                       $ 204      $  25
Deferred acquisition costs                   243        110
                                           -----      -----
   Total assets                            $ 447      $ 135
                                           =====      =====
LIABILITIES
Future contract benefits                   $ 613      $ 387
Other contract holder funds                   18         22
Funds withheld reinsurance liabilities      (300)      (346)
Deferred gain (loss) on business sold
   through reinsurance                       106         42
Other liabilities                              4         10
                                           -----      -----
   Total liabilities                       $ 441      $ 115
                                           =====      =====

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
REVENUES AND EXPENSES
Amortization of deferred gain (loss) on
   business sold through reinsurance:
   Write-off of unamortized deferred
   gain (loss)                              $ 34      $(42)
   Gain on recapture                             --     17
Benefits                                     (24)       55
Federal income tax expense                    (4)      (10)
                                            ----      ----
   Net income                               $  6      $ 20
                                            ====      ====

CAPITAL CONTRIBUTIONS

On May 7, 2009, LNC transferred ownership of LFM to LNL. On December 30, 2011, LNC transferred ownership of LIAC to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                             FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          -------------------
                                          2011    2011   2009
                                          ----   -----   ----
                                          LIAC   OTHER    LFM
                                           ---    ---    ----
Cash and invested cash                     $ 1    $--    $  1
Goodwill                                    --     --     174
Specifically identifiable intangible
   assets                                   --     --     168
Other assets                                 9     --      21
Short-term debt                             --     --     (14)
Other liabilities                           (5)     5     (70)
                                           ---    ---    ----
   Total(1)                                $ 5    $ 5    $280
                                           ===    ===    ====

----------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES

CLNS

We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolio underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflected the assets and liabilities on our Consolidated Balance Sheets and recognized the results of operations of these VIEs on our Consolidated Statements of Income (Loss) since adopting new accounting guidance in 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption.

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2011:

                                         AMOUNT AND
                                      DATE OF ISSUANCE
                                   ----------------------
                                      $400         $200
                                    DECEMBER      APRIL
                                      2006         2007
                                   ----------   ---------
Original attachment point
   (subordination)                       5.50%       2.05%
Current attachment point
   (subordination)                       4.17%       1.48%
Maturity                           12/20/2016   3/20/2017
Current rating of tranche                  B+         Ba2
Current rating of underlying
   collateral pool                     Aa1-B3    Aaa-Caa1
Number of defaults in underlying
   collateral pool                          2           2
Number of entities                        123          99
Number of countries                        19          22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2011:

                                   AAA    AA      A     BBB    BB    B    CCC   TOTAL
                                   ---   ----   ----   ----   ---   ---   ---   -----
INDUSTRY
Telecommunications                  --%    --%   5.5%   4.8%  0.4%  0.5%   --%   11.2%
Financial intermediaries           0.3%   3.3%   6.4%   0.5%   --%   --%   --%   10.5%
Oil and gas                         --%   0.7%   1.0%   4.6%   --%   --%   --%    6.3%
Utilities                           --%    --%   3.1%   1.4%   --%   --%   --%    4.5%
Chemicals and plastics              --%    --%   2.3%   1.2%  0.4%   --%   --%    3.9%
Drugs                              0.3%   2.2%   1.2%    --%   --%   --%   --%    3.7%
Retailers (except food and drug)    --%    --%   2.1%   0.9%  0.5%   --%   --%    3.5%
Industrial equipment                --%    --%   3.0%   0.3%   --%   --%   --%    3.3%
Sovereign                           --%   0.7%   1.6%   1.0%   --%   --%   --%    3.3%
Food products                       --%   0.3%   1.8%   1.1%   --%   --%   --%    3.2%
Conglomerates                       --%   2.6%   0.5%    --%   --%   --%   --%    3.1%
Forest products                     --%    --%    --%   1.6%  1.4%   --%   --%    3.0%
Other                               --%   3.0%  14.9%  17.3%  3.5%  1.5%  0.3%   40.5%
                                   ---   ----   ----   ----   ---   ---   ---   -----
   Total                           0.6%  12.8%  43.4%  34.7%  6.2%  2.0%  0.3%  100.0%
                                   ===   ====   ====   ====   ===   ===   ===   =====

STATUTORY TRUST NOTE

In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

Asset and liability information (dollars in millions) for these consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                         AS OF DECEMBER 31, 2011             AS OF DECEMBER 31, 2010
                                    ---------------------------------   ---------------------------------
                                       NUMBER                            NUMBER
                                         OF       NOTIONAL   CARRYING      OF         NOTIONAL   CARRYING
                                    INSTRUMENTS    AMOUNTS     VALUE    INSTRUMENTS    AMOUNTS     VALUE
                                    -----------   --------   --------   -----------   --------   --------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loan        N/A         $ --       $592         N/A         $ --       $584
   U.S. Government bonds                N/A           --        108         N/A           --         --
Excess mortality swap                     1          100         --          --           --         --
                                        ---         ----       ----         ---         ----       ----
   Total assets(1)                        1         $100       $700          --         $ --       $584
                                        ---         ----       ----         ---         ----       ----
LIABILITIES

Non-qualifying hedges:
   Credit default swaps                   2         $600       $295           2         $600       $215
   Contingent forwards                    2           --         (4)          2           --         (6)
                                        ---         ----       ----         ---         ----       ----
      Total non-qualifying hedges         4          600        291           4          600        209
                                        ---         ----       ----         ---         ----       ----
Federal income tax                      N/A           --        (98)        N/A           --        (77)
                                        ---         ----       ----         ---         ----       ----
         Total liabilities(2)             4         $600       $193           4         $600       $132
                                        ===         ====       ====         ===         ====       ====

----------
(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the fixed maturity securities were not other-than-temporarily impaired as of December 31, 2011.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -------------------
                                      2011       2010
                                    --------   --------
NON-QUALIFYING HEDGES
Credit default swaps                  $(80)      $25
Contingent forwards                     (2)       (9)
                                      ----       ---
   Total non-qualifying hedges(1)     $(82)      $16
                                      ====       ===

----------
(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

UNCONSOLIDATED VIES

Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                      AS OF DECEMBER 31, 2011
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $52,665   $5,989   $507   $ 60  $58,087
U.S. Government bonds                             395       50     --     --      445
Foreign government bonds                          654       64     --     --      718
RMBS                                            7,331      522     70    119    7,664
CMBS                                            1,563       68     93      9    1,529
CDOs                                              120       --     19     --      101
State and municipal bonds                       3,399      553      9     --    3,943
Hybrid and redeemable preferred securities      1,239       47    166     --    1,120
VIEs' fixed maturity securities                   673       27     --     --      700
                                              -------   ------   ----   ----  -------
   Total fixed maturity securities             68,039    7,320    864    188   74,307
Equity securities                                 135       16     12     --      139
                                              -------   ------   ----   ----  -------
      Total AFS securities                    $68,174   $7,336   $876   $188  $74,446
                                              =======   ======   ====   ====  =======

                                                      AS OF DECEMBER 31, 2010
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $47,920   $3,470  $  597  $ 78  $50,715
U.S. Government bonds                             106       16      --    --      122
Foreign government bonds                          459       37       2    --      494
RMBS                                            8,224      409     112   140    8,381
CMBS                                            2,047       89     165     6    1,965
CDOs                                              173       21      13     8      173
State and municipal bonds                       3,150       26      91    --    3,085
Hybrid and redeemable preferred securities      1,433       55     134    --    1,354
VIEs' fixed maturity securities                   570       14      --    --      584
                                              -------   ------  ------  ----  -------
   Total fixed maturity securities             64,082    4,137   1,114   232   66,873
Equity securities                                 119       25       4    --      140
                                              -------   ------  ------  ----  -------
      Total AFS securities                    $64,201   $4,162  $1,118  $232  $67,013
                                              =======   ======  ======  ====  =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2011
                                         -----------------------
                                           AMORTIZED     FAIR
                                              COST      VALUE
                                           ---------   -------
Due in one year or less                     $ 2,270    $ 2,305
Due after one year through five years        12,127     12,971
Due after five years through ten years       21,973     24,054
Due after ten years                          22,655     25,683
                                            -------    -------
   Subtotal                                  59,025     65,013
                                            -------    -------
MBS                                           8,894      9,193
CDOs                                            120        101
                                            -------    -------
      Total fixed maturity AFS securities   $68,039    $74,307
                                            =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2011
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------   -------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI       VALUE      OTTI
                                                                ------   ----------   ------   ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $2,764      $152      $1,420      $415      $4,184     $  567
RMBS                                                               525       118         408        71         933        189
CMBS                                                               173        15         136        87         309        102
CDOs                                                                 9         1          80        18          89         19
State and municipal bonds                                           31        --          30         9          61          9
Hybrid and redeemable preferred securities                         315        23         340       143         655        166
                                                                ------      ----      ------      ----      ------     ------
   Total fixed maturity securities                               3,817       309       2,414       743       6,231      1,052
Equity securities                                                   38        12          --        --          38         12
                                                                ------      ----      ------      ----      ------     ------
      Total AFS securities                                      $3,855      $321      $2,414      $743      $6,269     $1,064
                                                                ======      ====      ======      ====      ======     ======
Total number of AFS securities in an unrealized loss position                                                             891
                                                                                                                       ======

                                                                                    AS OF DECEMBER 31, 2010
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------  --------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI      VALUE       OTTI
                                                                ------   ----------   ------   ----------  -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $5,155      $289      $1,944      $386     $ 7,099     $  675
Foreign government bonds                                            19        --           9         2          28          2
RMBS                                                               628       121         702       131       1,330        252
CMBS                                                                73         8         278       163         351        171
CDOs                                                                --        --         146        21         146         21
State and municipal bonds                                        1,849        81          26        10       1,875         91
Hybrid and redeemable preferred securities                         199         9         547       125         746        134
                                                                ------      ----      ------      ----     -------     ------
   Total fixed maturity securities                               7,923       508       3,652       838      11,575      1,346
Equity securities                                                    3         4          --        --           3          4
                                                                ------      ----      ------      ----     -------     ------
      Total AFS securities                                      $7,926      $512      $3,652      $838     $11,578     $1,350
                                                                ======      ====      ======      ====     =======     ======
Total number of AFS securities in an unrealized loss position                                                           1,196
                                                                                                                       ======

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                              AS OF DECEMBER 31, 2011
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  378    $123    $ 29         56
Six months or greater, but less than nine months          51      28      12         18
Nine months or greater, but less than twelve months        2      --       1          7
Twelve months or greater                                 596     454     102        175
                                                      ------    ----    ----        ---
   Total                                              $1,027    $605    $144        256
                                                      ======    ====    ====        ===

                                                              AS OF DECEMBER 31, 2010
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  169    $ 73    $  4         41
Six months or greater, but less than nine months          55      20      --         13
Nine months or greater, but less than twelve months       39      15       1         13
Twelve months or greater                                 884     501     171        224
                                                      ------    ----    ----        ---
Total                                                 $1,147    $609    $176        291
                                                      ======    ====    ====        ===

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2011, decreased $286 million in comparison to December 31, 2010. This change was attributable primarily to a decline in overall market yields, which was driven by market uncertainty and weakening economic activity. As discussed further below, we believe the unrealized loss position as of December 31, 2011, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2011, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash re-quirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2011, the unrealized losses associated with our corporate bond securities were attributable primarily to secu-rities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2011, the unrealized losses associated with our MBS and CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2011, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Balance as of beginning-of-year                              $309   $260   $ --
   Cumulative effect from adoption of new accounting
      standard                                                 --     --     30
   Increases attributable to:
      Credit losses on securities for which an OTTI was not
         previously recognized                                 54     13    259
      Credit losses on securities for which an OTTI was
         previously recognized                                 68     61     --
   Decreases attributable to:
      Securities sold                                         (51)   (25)   (29)
                                                             ----   ----   ----
         Balance as of end-of-year                           $380   $309   $260
                                                             ====   ====   ====

During the years ended December 31, 2011, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
FIXED MATURITY SECURITIES
Corporate bonds                                $1,780  $1,674
U.S. Government bonds                             376     362
Foreign government bonds                           39      29
RMBS                                              237     247
CMBS                                               31      67
CDOs                                                4       5
State and municipal bonds                          24      22
Hybrid and redeemable preferred securities         45      51
                                               ------  ------
   Total fixed maturity securities              2,536   2,457
Equity securities                                   2       2
                                               ------  ------
      Total trading securities                 $2,538  $2,459
                                               ======  ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2011, 2010 and 2009, was $115 million, $86 million and $126 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 32% and 31% of mortgage loans on real estate as of December 31, 2011 and 2010, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
Current                                        $6,579  $6,419
Valuation allowance associated with
   impaired mortgage loans on real estate          (3)     (8)
Unamortized premium (discount)                     13      20
                                               ------  ------
   Total carrying value                        $6,589  $6,431
                                               ======  ======

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                                  2011   2010
                                                                  ----   ----
Number of impaired mortgage loans on real estate                     3      6
                                                                   ===    ===
Principal balance of impaired mortgage loans on real estate        $11    $52
Valuation allowance associated with impaired mortgage loans
   on real estate                                                   (3)    (8)
                                                                   ---    ---
   Carrying value of impaired mortgage loans on real estate        $ 8    $44
                                                                   ===    ===

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                              2011   2010   2009
                                                              ----   ----   ----
Average carrying value for impaired mortgage loans on
    real estate                                                $15    $29    $ 8
Interest income recognized on impaired mortgage loans on
    real estate                                                  1      3     --
Interest income collected on impaired mortgage loans on
    real estate                                                  1      3     --

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                            AS OF DECEMBER 31, 2011        AS OF DECEMBER 31, 2010
                                         ----------------------------   ----------------------------
                                                               DEBT-                          DEBT-
                                                              SERVICE                        SERVICE
                                         PRINCIPAL    % OF   COVERAGE   PRINCIPAL    % OF   COVERAGE
                                           AMOUNT    TOTAL     RATIO      AMOUNT    TOTAL     RATIO
                                         ---------   -----   --------   ---------   -----   --------
LOAN-TO-VALUE
Less than 65%                              $5,173     78.6%    1.61       $4,677     72.9%    1.61
65% to 74%                                  1,130     17.2%    1.38        1,429     22.3%    1.41
75% to 100%                                   256      3.9%    0.95          143      2.2%    0.86
Greater than 100%                              20      0.3%    0.73          170      2.6%    1.15
                                           ------    -----                ------    -----
   Total mortgage loans on real estate     $6,579    100.0%               $6,419    100.0%
                                           ======    =====                ======    =====

ALTERNATIVE INVESTMENTS

As of December 31, 2011 and 2010, alternative investments included investments in approximately 96 and 95 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                                                     FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                  ------------------------
                                                                   2011     2010     2009
                                                                  ------   ------   ------
Fixed maturity AFS securities                                     $3,724   $3,577   $3,361
VIEs' fixed maturity AFS securities                                   14       14       --
Equity AFS securities                                                  5        5        7
Trading securities                                                   145      148      148
Mortgage loans on real estate                                        392      407      441
Real estate                                                           18       16       17
Standby real estate equity commitments                                 1        1        1
Policy loans                                                         161      167      169
Invested cash                                                          3        5        8
Commercial mortgage loan prepayment and bond makewhole premiums       75       61       22
Alternative investments                                               90       93      (54)
Consent fees                                                           3        8        5
Other investments                                                    (14)      (7)       8
                                                                  ------   ------   ------
Investment income                                                  4,617    4,495    4,133
Investment expense                                                  (127)    (133)    (127)
                                                                  ------   ------   ------
   Net investment income                                          $4,490   $4,362   $4,006
                                                                  ======   ======   ======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ---------------------
                                                        2011    2010    2009
                                                       -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                                         $  84   $ 100   $ 154
   Gross losses                                         (218)   (241)   (687)
Equity AFS securities:
   Gross gains                                            10       9       5
   Gross losses                                           --      (4)    (27)
Gain (loss) on other investments                          27      (4)   (100)
Associated amortization of DAC, VOBA, DSI and DFEL
   and changes in other contract holder funds            (13)      8     157
                                                       -----   -----   -----
      Total realized gain (loss) related to certain
         investments                                   $(110)  $(132)  $(498)
                                                       =====   =====   =====

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds                                        $ (13)  $ (88)  $(209)
   RMBS                                                     (76)    (61)   (237)
   CMBS                                                     (56)    (41)     --
   CDOs                                                      (1)     (1)    (39)
   Hybrid and redeemable preferred securities                (2)     (5)    (67)
                                                          -----   -----   -----
      Total fixed maturity securities                      (148)   (196)   (552)
                                                          -----   -----   -----
Equity securities                                            --      (3)    (27)
         Gross OTTI recognized in net income (loss)        (148)   (199)   (579)
         Associated amortization of DAC, VOBA, DSI
            and DFEL                                         35      51     198
                                                          -----   -----   -----
            Net OTTI recognized in net income (loss),
               pre-tax                                    $(113)  $(148)  $(381)
                                                          =====   =====   =====
PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                              $  54   $  93   $ 339
Change in DAC, VOBA, DSI and DFEL                           (11)    (10)    (77)
                                                          -----   -----   -----
   Net portion of OTTI recognized in OCI, pre-tax         $  43   $  83   $ 262
                                                          =====   =====   =====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CDOS

As of December 31, 2011 and 2010, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2011 and 2010, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, fore-closure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                    AS OF DECEMBER 31,
                                                            -------------------------------------
                                                                   2011               2010
                                                            -----------------   -----------------
                                                            CARRYING    FAIR    CARRYING    FAIR
                                                              VALUE     VALUE     VALUE     VALUE
                                                            --------   ------   --------   ------
Collateral payable held for derivative investments(1)        $2,994    $2,994    $  853    $  853
Securities pledged under securities lending agreements(2)       200       193       199       192
Securities pledged under reverse repurchase agreements(3)       280       294       280       294
Securities pledged for Term Asset-Backed Securities Loan
   Facility ("TALF")(4)                                         173       199       280       318
Securities pledged for Federal Home Loan Bank of
   Indianapolis Securities ("FHLBI")(5)                         100       142       100       115
                                                             ------    ------    ------    ------
   Total payables for collateral on investments              $3,747    $3,822    $1,712    $1,772
                                                             ======    ======    ======    ======

----------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                   -----------------------
                                    2011     2010    2009
                                   ------   -----   ------
Collateral payable held for
   derivative investments          $2,141   $ 219   $  651
Securities pledged under
   securities lending
   agreements                           1    (302)      74
Securities pledged under
   reverse repurchase
   agreements                          --     (64)    (126)
Securities pledged for TALF          (107)    (65)     345
Securities pledged for FHLBI           --      --      100
                                   ------   -----   ------
   Total increase (decrease) in
      payables for collateral on
      investments                  $2,035   $(212)  $1,044
                                   ======   =====   ======

INVESTMENT COMMITMENTS

As of December 31, 2011, our investment commitments were $531 million, which included $233 million of LPs, $181 million of private placements and $117 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2011 and 2010, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion, or 5% and 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.5 billion and $2.8 billion, or 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2011, and December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $7.5 billion and $6.4 billion, or 8% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $5.3 billion and $6.2 billion, or 6% and 8% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS

We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS

We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge our annuity business. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

INTEREST RATE FUTURES

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating rate bond coupon payments by replicating a fixed rate bond, or hedge our exposure to fixed rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.

Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY FORWARDS

We used foreign currency forward contracts to hedge the liability exposure on certain options in the variable annuity products. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS

We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CREDIT DEFAULT SWAPS -- SELLING PROTECTION

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants.

GLB RESERVES EMBEDDED DERIVATIVES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

AFS SECURITIES EMBEDDED DERIVATIVES

We owned various debt securities that either contained call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contained call options to receive the return on equity-like indices. The change in fair value of these embedded derivatives flowed through net income (loss).

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                        AS OF DECEMBER 31, 2011         AS OF DECEMBER 31, 2010
                                     -----------------------------   ------------------------------
                                                    FAIR VALUE                       FAIR VALUE
                                     NOTIONAL   ------------------   NOTIONAL   -------------------
                                      AMOUNTS    ASSET   LIABILITY   AMOUNTS     ASSET    LIABILITY
                                     --------   ------   ---------   --------   -------   ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)         $ 2,212   $  144    $    --     $ 2,076   $  (40)    $    --
   Foreign currency contracts(1)          340       38         --         340       30          --
                                      -------   ------    -------     -------   ------     -------
      Total cash flow hedges            2,552      182         --       2,416      (10)         --
                                      -------   ------    -------     -------   ------     -------
NON-QUALIFYING HEDGES
Interest rate contracts(1)             30,232      567         --      18,406     (425)         --
Foreign currency contracts(1)               4       --         --         219       --          --
Equity market contracts(1)             16,300    2,097         --      11,477    1,441          --
Credit contracts(1)                        48       --         --          --       --          --
Credit contracts(2)                       148       --        (16)        145       --         (16)
Embedded derivatives:
   Deferred compensation plans(2)          --       --       (304)         --       --        (315)
   Indexed annuity contracts(3)            --       --       (399)         --       --        (497)
   GLB reserves(3)                         --       --     (2,217)         --       --        (408)
   Reinsurance related(4)                  --      340       (352)         --      644        (305)
   AFS securities(1)                       --       --         --          --       15          --
                                      -------   ------    -------     -------   ------     -------
        Total derivative instruments  $49,284   $3,186    $(3,288)    $32,663   $1,665     $(1,541)
                                      =======   ======    =======     =======   ======     =======

----------
(1)  Reported in derivative investments on our Consolidated Balance Sheets.

(2)  Reported in other liabilities on our Consolidated Balance Sheets.

(3)  Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                   REMAINING LIFE AS OF DECEMBER 31, 2011
                                                        -----------------------------------------------------------
                                                        LESS THAN    1 - 5     6 - 10   11 - 30   OVER 30
                                                          1 YEAR     YEARS     YEARS     YEARS     YEARS     TOTAL
                                                        ---------   -------   -------   -------   -------   -------
Interest rate contracts(1)                               $ 1,554    $10,853   $11,349    $8,681     $ 7     $32,444
Foreign currency contracts(2)                                  4        154       105        81      --         344
Equity market contracts                                    8,537      3,155     4,589        17       2      16,300
Credit contracts                                              40        116        40        --      --         196
                                                         -------    -------   -------    ------     ---     -------
   Total derivative instruments with notional amounts    $10,135    $14,278   $16,083    $8,779     $ 9     $49,284
                                                         =======    =======   =======    ======     ===     =======

----------
(1) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

(2) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                              $(17)  $(13)  $(15)
Other comprehensive income (loss):
   Unrealized holding gains (losses) arising during the
      year:
      Cash flow hedges:
         Interest rate contracts                              201    (18)    33
         Foreign currency contracts                             3     14    (21)
      AFS securities embedded derivatives                      --      2     --
   Change in foreign currency exchange rate adjustment          7      4    (31)
   Change in DAC, VOBA, DSI and DFEL                           (1)   (11)    11
Income tax benefit (expense)                                  (73)     3      5
Less:
   Reclassification adjustment for gains (losses)
      included in net income (loss):
      Cash flow hedges:
         Interest rate contracts(1)                           (15)     4      4
         Foreign currency contracts(1)                          2      2     --
      Associated amortization of DAC, VOBA, DSI and DFEL       --     (9)   (11)
      Income tax benefit (expense)                              5      1      2
                                                             ----   ----   ----
            Balance as of end-of-year                        $128   $(17)  $(13)
                                                             ====   ====   ====

----------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                          2011      2010     2009
                                        -------    -----    ------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)           $   (15)   $   3    $    3
   Foreign currency contracts(1)              2        2         1
                                        -------    -----    ------
      Total cash flow hedges                (13)       5         4
                                        -------    -----    ------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                  (44)       5        --
Interest rate contracts(2)                1,144      174      (209)
Foreign currency contracts(1)                --       43        23
Foreign currency contracts(2)               (12)     (13)      (18)
Equity market contracts(2)                  315     (385)     (146)
Equity market contracts(3)                   26     (133)       --
Credit contracts(1)                          --        1         1
Credit contracts(2)                          (7)       7       (37)
Embedded derivatives:
   Deferred compensation plans(3)           (10)     (33)      (50)
   Indexed annuity contracts(2)               5      (81)      (75)
   GLB reserves(2)                       (1,809)     268     2,228
   Reinsurance related(2)                   (47)    (165)     (155)
   AFS securities(1)                         --       (4)        4
                                        -------    -----    ------
         Total derivative instruments   $  (452)   $(311)   $1,570
                                        =======    =====    ======

----------
(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Ineffective portion recognized in realized gain (loss)       $ --    $--    $(1)
Gain (loss) recognized as a component of OCI with the
   offset to net investment income                            (13)     6      4

As of December 31, 2011, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2011 and 2010, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                  AS OF DECEMBER 31, 2011
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB+            3           (12)         68
03/20/2017(4)       (5)         (6)           BBB             2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $148
                                                            ===          ====        ====

                                  AS OF DECEMBER 31, 2010
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB             3           (12)         65
03/20/2017(4)       (5)         (6)           BBB-            2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $145
                                                            ===          ====        ====

----------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                                        AS OF DECEMBER 31,
                                                        ------------------
                                                            2011   2010
                                                            ----   ----
Maximum potential payout                                    $148   $145
Less:
   Counterparty thresholds                                    --     10
                                                            ----   ----
      Maximum collateral potentially required to post       $148   $135
                                                            ====   ====

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $16 million as of December 31, 2011, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2011, the nonperformance risk adjustment was $16 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claimspaying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed predetermined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2011, the exposure was $72 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

               AS OF DECEMBER 31, 2011   AS OF DECEMBER 31, 2010
               -----------------------   -----------------------
               COLLATERAL   COLLATERAL   COLLATERAL   COLLATERAL
               POSTED BY     POSTED BY   POSTED BY     POSTED BY
    S&P         COUNTER-        LNC       COUNTER-        LNC
   CREDIT        PARTY       (HELD BY      PARTY       (HELD BY
 RATING OF      (HELD BY     COUNTER-     (HELD BY     COUNTER-
COUNTERPARTY      LNC)        PARTY)        LNC)        PARTY)
------------   ----------   ----------   ----------   ----------
     AAA         $   --         $--        $    1        $ --
     AA              35          --            99          --
     AA-            219          --            65          --
     A+             826          --           548          43
      A           1,613          69           422         202
     A-             373          --            --          --
                 ------         ---        ------        ----
                 $3,066         $69        $1,135        $245
                 ======         ===        ======        ====

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                          ------------------
                                          2011   2010   2009
                                          ----   ----   ----
Current                                   $(84)  $(74)  $172
Deferred                                   392    421     (9)
                                          ----   ----   ----
   Federal income tax expense (benefit)   $308   $347   $163
                                          ====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2011   2010   2009
                                                  -----   ----   ----
Tax rate times pre-tax income                     $ 223   $498   $ 88
Effect of:
   Goodwill                                         260     --    238
   Separate account dividend received deduction    (112)   (94)   (77)
   Tax credits                                      (42)   (42)   (47)
   Prior year tax return adjustment                 (28)   (13)   (60)
   Other items                                        7     (2)    21
                                                  -----   ----   ----
      Provision (benefit) for income taxes        $ 308   $347   $163
                                                  =====   ====   ====
Effective tax rate                                   48%    24%   N/M
                                                  =====   ====   ====

The effective tax rate is a ratio of tax expense over pretax income. Since the pretax income of $251 million in 2009 resulted in a tax expense of $163, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                  2011      2010
                                                -------   -------
Current                                         $  (276)  $  (518)
Deferred                                         (2,721)   (1,394)
                                                -------   -------
   Total federal income tax asset (liability)   $(2,997)  $(1,912)
                                                =======   =======

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2011     2010
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,032   $1,165
Other investments                                               222      576
Reinsurance deferred gain                                       136      138
Modco embedded derivative asset                                 123       93
Compensation and benefit plans                                  130      136
Net capital loss                                                 59       96
Tax credits                                                     200      106
VIE                                                              98       77
Other                                                           197       73
                                                             ------   ------
   Total deferred tax assets                                  2,197    2,460
                                                             ------   ------

                                            AS OF DECEMBER 31,
                                            ------------------
                                              2011      2010
                                            -------   -------
DEFERRED TAX LIABILITIES
DAC                                         $ 1,898   $ 1,982
VOBA                                            370       483
Net unrealized gain on AFS securities         2,188       988
Net unrealized gain on trading securities       126        85
Intangibles                                     173       179
Other                                           163       137
                                            -------   -------
   Total deferred tax liabilities             4,918     3,854
                                            -------   -------
      Net deferred tax asset (liability)    $(2,721)  $(1,394)
                                            =======   =======

As of December 31, 2011, LNL had net capital loss carryforwards of $91 million and $77 million which will expire in 2014 and 2015, respectively. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2011 and 2010, $191 million and $181 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2012 in the range of none to $104 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                         FOR THE
                                                       YEARS ENDED
                                                       DECEMBER 31,
                                                       ------------
                                                       2011   2010
                                                       ----   ----
Balance as of beginning-of-year                        $278   $293
   Increases for prior year tax positions                 2      2
   Decreases for prior year tax positions               (11)    (6)
   Increases for current year tax positions              12      8
   Decreases for current year tax positions              (6)    (7)
   Decreases for settlements with taxing authorities     --    (10)
   Decreases for lapse of statute of limitations         --     (2)
                                                       ----   ----
      Balance as of end-of-year                        $275   $278
                                                       ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2011, 2010 and 2009, we recognized interest and penalty expense related to uncertain tax positions of $8 million, $6 million and $11 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $89 million and $81 million as of December 31, 2011 and 2010, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson Pilot Corporation and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The Jefferson Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson Pilot subsidiaries, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                     ---------------------------
                                                       2011      2010      2009
                                                     -------   -------   -------
Balance as of beginning-of-year                      $ 7,476   $7,310    $ 7,421
   Reinsurance assumed (ceded)
                                                         243      (38)        48
   Business acquired (sold) through reinsurance           --       --        (37)
   Deferrals                                           1,672    1,636      1,614
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (274)     (30)       (15)
      Prospective unlocking -- model refinements         114      145         --
      Retrospective unlocking                             33       17         82
      Other amortization                                (856)    (841)      (748)
   Adjustment related to realized (gains) losses         (47)     (61)        91
   Adjustment related to unrealized (gains) losses    (1,080)    (662)    (1,146)
                                                     -------   ------    -------
         Balance as of end-of-year                   $ 7,281   $7,476    $ 7,310
                                                     =======   ======    =======

Changes in VOBA (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                     -------------------------
                                                      2011     2010      2009
                                                     ------   ------   -------
Balance as of beginning-of-year                      $1,378   $2,086   $ 3,763
   Business acquired (sold) through reinsurance          12       --      (255)
   Deferrals                                             20       26        30
   Amortization:
      Prospective unlocking -- assumption changes        72      (41)      (20)
      Prospective unlocking -- model refinements        102       (7)       --
      Retrospective unlocking                            21       11       (44)
      Other amortization                               (300)    (361)     (349)
   Accretion of interest(1)                              78       89       102
   Adjustment related to realized (gains) losses         (6)      (7)       43
   Adjustment related to unrealized (gains) losses     (322)    (418)   (1,184)
                                                     ------   ------   -------
         Balance as of end-of-year                   $1,055   $1,378   $ 2,086
                                                     ======   ======   =======

----------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.40% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2011, was as follows:

2012   $117
2013    101
2014     76
2015     68
2016     64

Changes in DSI (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                     2011   2010   2009
                                                     ----   ----   -----
Balance as of beginning-of-year                      $324   $361   $310
   Deferrals                                           39     66     76
   Amortization, net of interest:
      Prospective unlocking -- assumption changes      (2)    (3)    --
      Retrospective unlocking                          14      5     11
      Other amortization                              (50)   (53)   (38)
   Adjustment related to realized (gains) losses       (3)   (11)     3
   Adjustment related to unrealized (gains) losses    (13)   (41)    (1)
                                                     ----   ----   ----
         Balance as of end-of-year                   $309   $324   $361
                                                     ====   ====   ====

Changes in DFEL (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                     ------------------------
                                                      2011     2010     2009
                                                     ------   ------   ------
Balance as of beginning-of-year                      $1,472   $1,273   $  948
   Reinsurance assumed (ceded)                           18       22       --
   Business acquired (sold) through reinsurance          --       --      (11)
   Deferrals                                            544      546      496
   Amortization, net of interest:
      Prospective unlocking -- assumption changes         5      (57)     (22)
      Prospective unlocking -- model refinements         26       56       --
      Retrospective unlocking                             5      (23)      (3)
      Other amortization                               (165)    (167)    (141)
   Adjustment related to realized (gains) losses         (8)      (4)       5
   Adjustment related to unrealized (gains) losses     (537)    (174)       1
                                                     ------   ------   ------
         Balance as of end-of-year                   $1,360   $1,472   $1,273
                                                     ======   ======   ======

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                 ---------------------------
                                                   2011      2010      2009
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 6,735   $ 6,338   $ 5,936
Reinsurance assumed                                   21        22        10
Reinsurance ceded                                 (1,511)   (1,361)   (1,227)
                                                 -------   -------   -------
   Total insurance premiums and fees             $ 5,245   $ 4,999   $ 4,719
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,828   $ 4,321   $ 3,528
Reinsurance recoveries netted against benefits    (2,624)   (1,754)   (1,080)
                                                 -------   -------   -------
   Total benefits                                $ 2,204   $ 2,567   $ 2,448
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% to 30% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $11 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is less than $1 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2011, the reserves associated with these reinsurance arrangements totaled $878 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ced-ing companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.5 billion and $3.6 billion as of December 31, 2011 and 2010, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2011, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2011, included $1.6 billion and $142 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

During 2011, 2010 and 2009, we amortized $49 million, $49 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                         BALANCE
                             BEGINNING-   BEGINNING-   ACCOUNTING                         AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER    OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--         $  --       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --          (647)       --       1,539
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         176         (79)          --           (97)       --          --
                               ------       -----          ---         -----       ---      ------
   Total goodwill              $3,696       $(679)         $--         $(744)      $--      $2,273
                               ======       =====          ===         =====       ===      ======

                                              FOR THE YEAR ENDED DECEMBER 31, 2010
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                          BALANCE
                             BEGINNING-   BEGINNING-    ACCOUNTING                        AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--           $--       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --            --        --       2,186
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         170         (79)           6            --        --          97
                               ------       -----          ---           ---       ---      ------
   Total goodwill              $3,690       $(679)         $ 6           $--       $--      $3,017
                               ======       =====          ===           ===       ===      ======

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. As a result of this Step 2 analysis for our Media reporting unit, we recorded a $79 million impairment of goodwill attributable primarily to declines in current and forecasted advertising revenue for the entire radio market. We also recorded a $49 million impairment of our FCC license and a $1 million impairment of our mutual fund contract rights.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                    AS OF DECEMBER 31,
                                    -------------------------------------------------
                                              2011                      2010
                                    -----------------------   -----------------------
                                      GROSS                     GROSS
                                    CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                     AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                    --------   ------------   --------   ------------
Life Insurance:
   Sales force                        $100          $23         $100          $19
Retirement Plan Services:
   Mutual fund contract rights(1)        2           --            2           --
Other Operations:
   FCC licenses(1)                     118           --          118           --
   Other                                 4            3            4            3
                                      ----          ---         ----          ---
      Total                           $224          $26         $224          $22
                                      ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2011, was as follows:

2012   $4
2013    4
2014    4
2015    4
2016    4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           --------------------
                                             2011        2010
                                           --------    --------
RETURN OF NET DEPOSITS
Total account value                        $ 54,004    $ 52,211
Net amount at risk(1)                         1,379         816
Average attained age of contract holders   59 YEARS    58 years
MINIMUM RETURN
Total account value                        $    155    $    187
Net amount at risk(1)                            48          46
Average attained age of contract holders   72 YEARS    70 years
Guaranteed minimum return                         5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value                        $ 21,648    $ 23,483
Net amount at risk(1)                         2,939       2,183
Average attained age of contract holders   67 YEARS    66 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount at risk when comparing December 31, 2011, to December 31, 2010, was attributable primarily to the decline in international equity markets during 2011.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  -------------------
                                  2011   2010    2009
                                  ----   ----   -----
Balance as of beginning-of-year   $ 44   $ 71   $ 277
   Changes in reserves              93     57     (33)
   Benefits paid                   (53)   (84)   (173)
                                  ----   ----   -----
      Balance as of end-of-year   $ 84   $ 44   $  71
                                  ====   ====   =====

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                            AS OF DECEMBER 31,
                                                            ------------------
                                                              2011      2010
                                                            -------   -------
ASSET TYPE
Domestic equity                                             $34,286   $35,659
International equity                                         13,095    14,172
Bonds                                                        17,735    15,913
Money market                                                  5,892     5,725
                                                            -------   -------
   Total                                                    $71,008   $71,469
                                                            =======   =======
Percent of total variable annuity separate account values        98%       98%

Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 38% of permanent life insurance in force as of December 31, 2011, and approximately 43% of total sales for these products for the year ended December 31, 2011.

12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2011     2010
                                       ------   ------
Short-term debt
   Short-term debt(1)                  $   10   $   10
                                       ======   ======
Long-term debt
   2.75% note, due 2013                $    4   $    4
   LIBOR + 0.03% note, due 2017           250      250
   LIBOR + 1.00% note, due 2037           375      375
   LIBOR + 3.41% note, due 2040           500      500
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,429   $2,429
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2011, were as follows:

2013        $    4
Thereafter   2,425
            ------
   Total    $2,429
            ======

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial position.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. The parties are conducting fact discovery, and no class certification motion has yet been filed. We dispute the allegations and are vigorously defending this matter.

COMMITMENTS

LEASES

We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2011, 2010 and 2009, was $36 million, $40 million and $47 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2011, were as follows:

2012   $30
2013    26
2014    21
2015    16
2016    12

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2011, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 22%, 25% and 28% of Annuities' variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented approximately 54%, 58% and 61% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 27%, 29% and 33% of variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented 63%, 66% and 69% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $29 million and $8 million as of December 31, 2011 and 2010, respectively.

14. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                     FOR THE YEARS ENDED
                                                                         DECEMBER 31,
                                                                 ---------------------------
                                                                   2011      2010     2009
                                                                 -------   -------   -------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                  $ 1,029   $    36   $(2,562)
   Cumulative effect from adoption of new accounting standards        --       181       (79)
   Unrealized holding gains (losses) arising during the year       3,292     2,322     6,021
   Change in foreign currency exchange rate adjustment                (5)       (6)       26
   Change in DAC, VOBA, DSI and other contract holder funds       (1,018)   (1,164)   (2,294)
   Income tax benefit (expense)                                     (813)     (417)   (1,328)
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                              (124)     (136)     (555)
      Associated amortization of DAC, VOBA, DSI and DFEL             (13)       17       168
      Income tax benefit (expense)                                    48        42       135
                                                                 -------   -------   -------
         Balance as of end-of-year                               $ 2,574   $ 1,029   $    36
                                                                 =======   =======   =======
UNREALIZED OTTI ON AFS SECURITIES

Balance as of beginning-of-year                                  $  (122)  $  (108)  $    --
(Increases) attributable to:
   Cumulative effect from adoption of new accounting standards        --        --       (18)
   Gross OTTI recognized in OCI during the year                      (54)      (93)     (339)
   Change in DAC, VOBA, DSI and DFEL                                  11        10        77
   Income tax benefit (expense)                                       15        29        92
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities           99        82       151
   Change in DAC, VOBA, DSI and DFEL                                 (21)      (20)      (28)
   Income tax benefit (expense)                                      (27)      (22)      (43)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (99)  $  (122)  $  (108)
                                                                 =======   =======   =======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS

Balance as of beginning-of-year                                  $   (17)  $   (13)  $   (15)
   Unrealized holding gains (losses) arising during the year         204        (2)       12
   Change in foreign currency exchange rate adjustment                 7         4       (31)
   Change in DAC, VOBA, DSI and DFEL                                  (1)      (11)       11
   Income tax benefit (expense)                                      (73)        3         5
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                               (13)        6         4
      Associated amortization of DAC, VOBA, DSI and DFEL              --        (9)      (11)
      Income tax benefit (expense)                                     5         1         2
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   128   $   (17)  $   (13)
                                                                 =======   =======   =======
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS

Balance as of beginning-of-year                                  $   (14)  $   (17)  $   (32)
   Adjustment arising during the year                                  1         4        23
   Income tax benefit (expense)                                       (1)       (1)       (8)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (14)  $   (14)  $   (17)
                                                                 =======   =======   =======

15. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        ----------------------
                                         2011    2010    2009
                                        -----   -----   -----
Total realized gain (loss) related to
   certain investments(1)               $(110)  $(132)  $(498)
Realized gain (loss) on the mark-to-
   market on certain instruments(2)       (65)    (41)    (77)
Indexed annuity net derivative
   results(3):

   Gross gain (loss)                        2      34       8
   Associated amortization of DAC,
      VOBA, DSI and DFEL                   (2)    (15)     (5)
Variable annuity net derivatives
   results(4):

   Gross gain (loss)                      (51)    (30)    (10)
   Associated amortization of DAC,
      VOBA, DSI and DFEL                  (32)    (64)     (8)
Realized gain (loss) on sale of
   subsidiaries/businesses                 --      --       1
                                        -----   -----   -----
         Total realized gain (loss)     $(258)  $(248)  $(589)
                                        =====   =====   =====

----------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including those associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

16. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                              ------------------------
                               2011     2010     2009
                              ------   ------   ------
Commissions                   $2,534   $1,859   $1,565
General and administrative
   expenses                    1,394    1,293    1,204
Expenses associated with
   reserve financing and
   unrelated LOCs                 24       16       --
DAC and VOBA deferrals
   and interest, net of
   amortization                 (682)    (644)    (652)
Broker-dealer expenses           236      212      190
Other intangibles
   amortization                    4        4        4
Media expenses                    69       59       40
Taxes, licenses and fees         244      192      180
Merger-related expenses           --        9       16
Restructuring charges
   (recoveries) for expense
   initiatives                    --       (1)      32
                              ------   ------   ------
       Total                  $3,823   $2,999   $2,579
                              ======   ======   ======

17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plans' benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plans were frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our plans' assets and obligations was as follows:

                                                         AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------
                                                          2011   2010            2011   2010
                                                          ----   ----            ----   ----
                                                                                    OTHER
                                                        PENSION BENEFITS   POSTRETIREMENT BENEFITS
                                                        ----------------   -----------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                        $128   $119            $  5   $  4
Actual return on plan assets                                17     17              --      1
Company and participant contributions                       --     --               4      3
Benefits paid                                               (8)    (8)             (4)    (3)
                                                          ----   ----            ----   ----
   Fair value as of end-of-year                            137    128               5      5
                                                          ----   ----            ----   ----
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                            116    112              21     20
Interest cost                                                6      7               1      2
Company and participant contributions                       --     --               1      1
Actuarial (gains) losses                                     7      5               1      1
Benefits paid                                               (8)    (8)             (3)    (3)
                                                          ----   ----            ----   ----
   Balance as of end-of-year                               121    116              21     21
                                                          ----   ----            ----   ----
      Funded status of the plans                          $ 16   $ 12            $(16)  $(16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                              $ 18   $ 15            $ --   $  --
Other liabilities                                           (2)    (3)            (16)    (16)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 16   $ 12            $(16)  $ (16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                           $ 14   $ 15            $ --   $  --
Prior service credit                                        --     --              --      (1)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 14   $ 15            $ --   $  (1)
                                                          ====   ====            ====   =====
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                                N/A    N/A            4.00%   4.00%
All other plans                                            N/A    N/A             N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                         4.25%  5.25%           4.25%   5.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%
Net periodic benefit cost:
   Weighted-average discount rate                         5.25%  6.00%           5.00%   6.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2011, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2012, our discount rate for the pension plans will be 4.25%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target allocation. We reevaluate this assumption each plan year. For 2012, our expected return on plan assets is 8.00% for the plans.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                         AS OF OR FOR THE
                                                     YEARS ENDED DECEMBER 31,
                                                     ------------------------
                                                       2011   2010     2009
                                                       ----   ----    -----
Pre-65 health care cost trend rate                     8.50%  9.50%   10.00%
Post-65 health care cost trend rate                    8.50%  9.50%   13.00%
Ultimate trend rate                                    4.50%  5.00%    5.00%
Year that the rate reaches the ultimate trend rate     2021   2020     2020

We expect the health care cost trend rate for 2012 to be 8.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 ------------------
                                    2011   2010
                                    ----   ----
Accumulated benefit obligation      $ 2    $94
Projected benefit obligation          2     94
Fair value of plan assets            --     91

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------
                                              PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                             ------------------   -----------------------------
                                             2011   2010   2009         2011   2010   2009
                                             ----   ----   ----         ----   ----   ----
Interest cost                                $  6   $ 7    $ 7           $ 1    $ 1   $ 1
Expected return on plan assets                (10)   (9)    (7)           --     --    --
Recognized net actuarial loss (gain)            2     2      5            --     --    (1)
                                             ----   ---    ---           ---    ---   ---
   Net periodic benefit expense (recovery)   $ (2)  $--    $ 5           $ 1    $ 1   $--
                                             ====   ===    ===           ===    ===   ===

We expect our 2012 pension plans' income to be approximately $2 million.

For 2012, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

For the years ended December 31, 2011 and 2010, our pension plan's asset target allocations by asset category based on estimated fair values were as follows:

                            2011   2010
                            ----   ----
Fixed maturity securities    80%    50%
Common stock:
   Domestic equity           14%    35%
   International equity       6%    15%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (14%) are split into large cap (10%), small cap (2%) and hedge funds (2%). Fixed maturity securities represent core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plans' objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                            AS OF DECEMBER 31,
                              ---------------------------------------------
                              PENSION PLANS   OTHER POSTRETIREMENT BENEFITS
                              -------------   -----------------------------
                               2011   2010              2011   2010
                               ----   ----              ----   ----
Fixed maturity securities:
   Corporate bonds             $ 53   $ 37               $--   $--
   U.S. Government bonds         16     14                --    --
   Foreign government bonds       3      5                --    --
   RMBS                          --      1                --    --
   CMBS                           1      1                --    --
Common stock                     61     62                --    --
Cash and invested cash            3      8                 5     5
                               ----   ----               ---   ---
      Total                    $137   $128               $ 5   $ 5
                               ====   ====               ===   ===

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plan to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2011 or 2010. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plan in 2012 under applicable pension law.

For our nonqualified pension plan, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plan during 2012 is less than $1 million.

We expect the following benefit payments (in millions):

                PENSION
                 PLANS        OTHER POSTRETIREMENT PLANS
                -------   ----------------------------------
                                                     NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE   MEDICARE
                PENSION     PART D      PART D     PART D
                 PLANS      SUBSIDY     SUBSIDY    SUBSIDY
                -------   ----------   --------   ----------
2012              $10         $2          $--        $2
2013               10          2           --         2
2014                9          2           --         2
2015                9          2           --         2
2016                9          2           --         2
Following
   five years
   thereafter      41          8           (1)        9

18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents, respectively. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for these plans were $65 million, $60 million and $61 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6. Information (in millions) with respect to these plans was as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011       2010
                                          --------   -------
Total liabilities(1)                       $304       $315
Investments held to fund liabilities(2)     133        130

----------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plan document.

Expenses (income) (in millions) for this plan were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $6     $6     $ 4
Increase (decrease) in measurement
   of liabilities, net of total
   return swap                         1      1       6
                                      --     --     ---
      Total plan expenses (income)    $7     $7     $10
                                      ==     ==     ===

DEFERRED COMPENSATION PLANS FOR AGENTS

We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are no-tionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plans' documents.

Expenses (income) (in millions) for these plans were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $1     $3     $2
Increase (decrease) in measurement
   of liabilities, net of total       --      3      4
   return swap
                                      --     --     --
      Total plan expenses (income)    $1     $6     $6
                                      ==     ==     ==

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Non-employee directors may defer a portion of their annual retainers, and we credit deferred stock units annually to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' plan. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were less than ($1) million, $2 million and $1 million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS

Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Participants may not receive the returns on these funds until attaining a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the deferred compensation plan. The plan obligation increases with contributions, deferrals and investment gains, and decreases with withdrawals and investment losses. The plan assets increase with investment gains and decrease with investment losses and payouts of benefits. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were $4 million, $2 million and $1 million, respectively.

19. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Stock options                         $ 8    $ 5    $ 6
Performance shares                      2     (1)    (1)
SARs                                   --     --      1
Restricted stock units and
   nonvested stock                     12     11      6
                                      ---    ---    ---
   Total                              $22    $15    $12
                                      ===    ===    ===
Recognized tax benefit                $ 8    $ 5    $ 4
                                      ===    ===    ===


20. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC amounts (in millions) below consists of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Financial Group South Carolina Reinsurance Company, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont IV.

                                   AS OF DECEMBER 31,
                                   ------------------
                                     2011      2010
                                   -------   --------
Capital and surplus                $7,054    $6,750

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   --------------------------
                                     2011      2010      2009
                                     ----      ----      ----
Net gain (loss) from operations,
   after-tax                         $291      $553      $867
Net income (loss)                     104       430       (35)
Dividends to LNC                      800       684       405

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to increased realized losses in invested assets, an increase in reserves on UL secondary guarantee products and prior year favorable tax items that did not repeat in the current year.

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009, was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indi-ana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2011 and 2010.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                           2011       2010
                                         --------   -------
Calculation of reserves using
   the Indiana universal life
   method                                 $  270     $314
Calculation of reserves using
   continuous CARVM                           (2)      (5)
Conservative valuation rate on certain
   annuities                                 (20)     (15)
Lesser of LOC and XXX additional
   reserve as surplus                      1,731      457

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our insurance subsidiaries' deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of our other major insurance subsidiary, LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $640 million in 2012 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

21. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                         -----------------------------------------
                                                                2011                  2010
                                                         -------------------   -------------------
                                                         CARRYING     FAIR     CARRYING      FAIR
                                                           VALUE      VALUE      VALUE      VALUE
                                                         --------   --------   --------   --------
ASSETS
AFS securities:
   Fixed maturity securities                             $ 73,607   $ 73,607   $ 66,289   $ 66,289
   VIEs' fixed maturity securities                            700        700        584        584
   Equity securities                                          139        139        140        140
Trading securities                                          2,538      2,538      2,459      2,459
Mortgage loans on real estate                               6,589      7,233      6,431      6,847
Derivative investments                                      2,846      2,846      1,021      1,021
Other investments                                           1,059      1,059        978        978
Cash and invested cash                                      3,844      3,844      1,904      1,904
Separate account assets                                    83,477     83,477     84,630     84,630
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives            (399)      (399)      (497)      (497)
   GLB reserves embedded derivatives                       (2,217)    (2,217)      (408)      (408)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts     (1,114)    (1,114)    (1,119)    (1,119)
   Account values of certain investment contracts         (27,403)   (30,739)   (26,061)   (27,067)
Short-term debt                                               (10)       (10)       (10)       (10)
Long-term debt                                             (2,429)    (2,466)    (2,429)    (2,335)
Reinsurance related embedded derivatives                     (352)      (352)      (305)      (305)
VIEs' liabilities -- derivative instruments                  (291)      (291)      (209)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives          (304)      (304)      (315)      (315)
   Credit default swaps                                       (16)       (16)       (16)       (16)
BENEFIT PLANS' ASSETS(1)                                      142        142        133        133

(1) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2011 and 2010, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2011, or December 31, 2010, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                    AS OF DECEMBER 31, 2011
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 61        $  55,603      $ 2,423     $ 58,087
      U.S. Government bonds                                426               18            1          445
      Foreign government bonds                              --              621           97          718
      RMBS                                                  --            7,506          158        7,664
      CMBS                                                  --            1,498           31        1,529
      CDOs                                                  --               --          101          101
      State and municipal bonds                             --            3,943           --        3,943
      Hybrid and redeemable preferred securities            15            1,006           99        1,120
   VIEs' fixed maturity securities                         108              592           --          700
   Equity AFS securities                                    37               46           56          139
   Trading securities                                        2            2,469           67        2,538
   Derivative investments                                   --              362        2,484        2,846
Cash and invested cash                                      --            3,844           --        3,844
Separate account assets                                     --           83,477           --       83,477
                                                          ----        ---------      -------     --------
         Total assets                                     $649        $ 160,985      $ 5,517     $167,151
                                                          ====        =========      =======     ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --        $      --      $  (399)    $   (399)
   GLB reserves embedded derivatives                        --               --       (2,217)      (2,217)
Reinsurance related embedded derivatives                    --             (352)          --         (352)
VIEs' liabilities -- derivative instruments                 --               --         (291)        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives         --               --         (304)        (304)
   Credit default swaps                                     --               --          (16)         (16)
                                                          ----        ---------      -------     --------
      Total liabilities                                   $ --        $    (352)     $(3,227)    $ (3,579)
                                                          ====        =========      =======     ========
BENEFIT PLANS' ASSETS                                     $ 14        $     128      $    --     $    142
                                                          ====        =========      =======     ========

                                                                    AS OF DECEMBER 31, 2010
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 58       $  48,304       $ 2,353      $ 50,715
      U.S. Government bonds                                117               3             2           122
      Foreign government bonds                              --             381           113           494
      RMBS                                                  --           8,262           119         8,381
      CMBS                                                  --           1,863           102         1,965
      CDOs                                                  --               2           171           173
      State and municipal bonds                             --           3,085            --         3,085
      Hybrid and redeemable preferred securities            18           1,222           114         1,354
   VIEs' fixed maturity securities                          --             584            --           584
   Equity AFS securities                                    37              12            91           140
   Trading securities                                        2           2,383            74         2,459
   Derivative investments                                   --            (473)        1,494         1,021
Cash and invested cash                                      --           1,904            --         1,904
Separate account assets                                     --          84,630            --        84,630
                                                          ----       ---------       -------      --------
         Total assets                                     $232       $ 152,162       $ 4,633      $157,027
                                                          ====       =========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --       $      --       $  (497)     $   (497)
   GLB reserves embedded derivatives                        --              --          (408)         (408)
Reinsurance related embedded derivatives                    --            (305)           --          (305)
VIEs' liabilities -- derivative instruments                 --              --          (209)         (209)
Other liabilities:
   Deferred compensation plans embedded derivatives         --              --          (315)         (315)
   Credit default swaps                                     --              --           (16)          (16)
                                                          ----       ---------       -------      --------
      Total liabilities                                   $ --       $    (305)      $(1,445)     $ (1,750)
                                                          ====       =========       =======      ========
BENEFIT PLANS' ASSETS
                                                          $ 16       $     111       $     6      $    133
                                                          ====       =========       =======      ========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,353     $     3     $  42       $(134)        $ 159     $ 2,423
      U.S. Government bonds                                     2          --        --          (1)           --           1
      Foreign government bonds                                113          --         4          (3)          (17)         97
      RMBS                                                    119          (3)        6          36            --         158
      CMBS                                                    102         (62)       61         (74)            4          31
      CDOs                                                    171          19       (17)        (72)           --         101
      Hybrid and redeemable preferred securities              114          (1)       (5)         (7)           (2)         99
   Equity AFS securities                                       91           8       (12)          3           (34)         56
   Trading securities                                          74           3         1          (7)           (4)         67
   Derivative investments                                   1,494         495       383         112            --       2,484
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (497)          5        --          93            --        (399)
   GLB reserves embedded derivatives                         (408)     (1,809)       --          --            --      (2,217)
VIEs' liabilities -- derivative instruments(5)               (209)        (82)       --          --            --        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (315)        (10)       --          21            --        (304)
   Credit default swaps(7)                                    (16)         (6)       --           6            --         (16)
                                                          -------     -------     -----       -----         -----     -------
      Total, net                                          $ 3,188     $(1,440)    $ 463       $ (27)        $ 106     $ 2,290
                                                          =======     =======     =====       =====         =====     =======
Benefit plans' assets(8)                                  $     6     $    --     $  --       $  (6)        $  --     $    --
                                                          =======     =======     =====       =====         =====     =======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,117      $ (42)     $  53        $ 279        $ (54)    $2,353
      U.S. Government bonds                                     3         --         --           (4)           3          2
      Foreign government bonds                                 92         --          8           (4)          17        113
      RMBS                                                    135         (5)        10          (17)          (4)       119
      CMBS                                                    252        (47)        84          (72)        (115)       102
      CDOs                                                    153          1         30          (13)          --        171
      CLNs                                                    322         --        278           --         (600)        --
      Hybrid and redeemable preferred securities              150          2        (23)         (15)          --        114
   Equity AFS securities                                       88         --          8           (5)          --         91
   Trading securities                                          90          2        (10)          (7)          (1)        74
   Derivative investments                                   1,238       (166)         7          415           --      1,494
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (419)       (81)        --            3           --       (497)
   GLB reserves embedded derivatives                         (676)       268         --           --           --       (408)
   VIEs' liabilities -- derivative instruments(5)              --         16         --           --         (225)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (314)       (33)        --           32           --       (315)
   Credit default swaps(7)                                    (65)         7         --           42           --        (16)
                                                          -------      -----      -----        -----        -----     ------
      Total, net                                          $ 3,166      $ (78)     $ 445        $ 634        $(979)    $3,188
                                                          =======      =====      =====        =====        =====     ======
Benefit plans' assets(8)                                  $    --      $  --      $  --        $   6        $  --     $    6
                                                          =======      =====      =====        =====        =====     ======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,383     $  (46)     $317        $ (161)       $(376)    $2,117
      U.S. Government bonds                                     3         --        --            --           --          3
      Foreign government bonds                                 60          1         2            10           19         92
      RMBS                                                    178         (7)       35            84         (155)       135
      CMBS                                                    238          1        57           (44)          --        252
      CDOs                                                    150        (35)       61           (21)          (2)       153
      CLNs                                                     50         --       272            --           --        322
      State and municipal bonds                               117         --        (1)          (17)         (99)        --
      Hybrid and redeemable preferred securities              113        (21)       47             3            8        150
   Equity AFS securities                                       93         (7)       26           (24)          --         88
   Trading securities                                          77         35        --            (7)         (15)        90
   Derivative investments                                      78        (87)       (7)        1,254           --      1,238
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (252)       (75)       --           (92)          --       (419)
   GLB reserves embedded derivatives                       (2,904)     2,228        --            --           --       (676)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (223)       (50)       --           (41)          --       (314)
   Credit default swaps(7)                                    (51)       (37)       --            23           --        (65)
                                                          -------     ------      ----        ------        -----     ------
      Total, net                                          $   110     $1,900      $809        $  967        $(620)    $3,166
                                                          =======     ======      ====        ======        =====     ======
Benefit plans' assets(8)                                  $     1     $   --      $ --        $   --        $  (1)    $   --
                                                          =======     ======      ====        ======        =====     ======

----------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).
     (8) The expected return on plan assets is reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                                      ------------------------------------------------------------
                                                      ISSUANCES   SALES   MATURITIES   SETTLEMENTS   CALLS   TOTAL
                                                      ---------   -----   ----------   -----------   -----   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                   $237      $(216)    $ (15)        $(51)      $(89)   $(134)
      U.S. Government bonds                               --         --        --           (1)        --       (1)
      Foreign government bonds                            --         (3)       --           --         --       (3)
      RMBS                                                51         --        --          (15)        --       36
      CMBS                                                --        (50)       --          (24)        --      (74)
      CDOs                                                --        (33)       --          (39)        --      (72)
      Hybrid and redeemable preferred securities           9        (16)       --           --         --       (7)
   Equity AFS securities                                  19        (16)       --           --         --        3
   Trading securities                                     --         (2)       --           (5)        --       (7)
   Derivative investments                                396         (7)     (277)          --         --      112
Future contract benefits:
   Indexed annuity contracts embedded derivatives        (59)        --        --          152         --       93
Other liabilities:
   Deferred compensation plans embedded derivatives       --         --        --           21         --       21
   Credit default swaps                                   --          6        --           --         --        6
                                                        ----      -----     -----         ----       ----    -----
         Total, net                                     $653      $(337)    $(292)        $ 38       $(89)   $ (27)
                                                        ====      =====     =====         ====       ====    =====
Benefit plans' assets                                   $ --      $  (3)    $  (3)        $ --       $ --    $  (6)
                                                        ====      =====     =====         ====       ====    =====

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                         2011     2010    2009
                                                       -------   -----   ------
Investments:(1)
   Trading securities                                  $    --   $  --   $   33
   Derivative investments                                  472    (163)     (86)
Future contract benefits:(1)
   Indexed annuity contracts embedded derivatives           (1)     44      (17)
   GLB reserves embedded derivatives                    (1,615)    419    2,366
VIEs' liabilities -- derivative instruments(1)             (82)     16       --
Other liabilities:
   Deferred compensation plans embedded derivatives(2)     (10)    (33)     (50)
   Credit default swaps(3)                                  (8)    (12)     (14)
                                                       -------   -----   ------
      Total, net                                       $(1,244)  $ 271   $2,232
                                                       =======   =====   ======

----------
(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                                2011                            2010
                                                   -----------------------------   -----------------------------
                                                   TRANSFERS   TRANSFERS           TRANSFERS   TRANSFERS
                                                     IN TO      OUT OF               IN TO      OUT OF
                                                    LEVEL 3     LEVEL 3    TOTAL    LEVEL 3     LEVEL 3    TOTAL
                                                   ---------   ---------   -----   ---------   ---------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $246       $ (87)    $159      $ 144       $(198)    $ (54)
      U.S. Government bonds                             --          --       --          3          --         3
      Foreign government bonds                          --         (17)     (17)        17          --        17
      RMBS                                              --          --       --         --          (4)       (4)
      CMBS                                               4          --        4          3        (118)     (115)
      CLNs                                              --          --       --         --        (600)     (600)
      Hybrid and redeemable preferred securities        18         (20)      (2)        --          --        --
   Equity AFS securities                                 1         (35)     (34)        --          --        --
   Trading securities                                    1          (5)      (4)        --          (1)       (1)
Future contract benefits:
   VIEs' liabilities -- derivative instruments          --          --       --       (225)         --      (225)
                                                      ----       -----     ----      -----       -----     -----
         Total, net                                   $270       $(164)    $106      $ (58)      $(921)    $(979)
                                                      ====       =====     ====      =====       =====     =====

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively. For the year ended December 31, 2010, the CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 were related to new accounting guidance that is discussed in Note 2. For the years ended December 31, 2011 and 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

22. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Plan Services segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital in our insurance subsidiaries; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                        2011     2010     2009
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Annuities                                           $2,583   $2,412   $2,085
   Retirement Plan Services                               989      970      911
   Life Insurance                                       4,347    4,156    3,990
   Group Protection                                     1,939    1,831    1,713
   Other Operations                                       448      470      449
Excluded realized gain (loss), pre-tax                   (347)    (317)    (643)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        3        3
                                                       ------   ------   ------
      Total revenues                                   $9,962   $9,525   $8,508
                                                       ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011    2010     2009
                                                         -----   ------   -----
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities                                             $ 571   $  463   $ 355
   Retirement Plan Services                                152      146     124
   Life Insurance                                          502      595     617
   Group Protection                                        101       72     124
   Other Operations                                        (28)       3      (7)
Excluded realized gain (loss), after-tax                  (225)    (206)   (418)
Income (expense) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                                 2        2       2
Impairment of intangibles, after-tax                      (744)      --    (709)
                                                         -----   ------   -----
   Net income (loss)                                     $ 331   $1,075   $  88
                                                         =====   ======   =====

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 ------------------------
                                  2011     2010     2009
                                 ------   ------   ------
NET INVESTMENT INCOME
Annuities                        $1,091   $1,107   $1,020
Retirement Plan Services            792      769      732
Life Insurance                    2,168    2,040    1,827
Group Protection                    152      141      127
Other Operations                    287      305      300
                                 ------   ------   ------
   Total net investment income   $4,490   $4,362   $4,006
                                 ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011     2010    2009
                                                         ------   ------   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                $  388   $  402   $356
Retirement Plan Services                                     60       78     71
Life Insurance                                              517      492    519
Group Protection                                             45       46     46
                                                         ------   ------   ----
   Total amortization of DAC and VOBA, net of interest   $1,010   $1,018   $992
                                                         ======   ======   ====

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                 $ 103   $  91   $  42
Retirement Plan Services                                     59      55      45
Life Insurance                                              227     279     271
Group Protection                                             54      38      67
Other Operations                                            (14)     (6)    (21)
Excluded realized gain (loss)                              (122)   (111)   (225)
Reserve changes (net of related amortization) on
   business sold through reinsurance                          1       1       1
Impairment of intangibles                                    --      --     (16)
Benefit ratio unlocking                                      --      --      (1)
                                                          -----   -----   -----
    Total federal income tax expense (benefit)            $ 308   $ 347   $ 163
                                                          =====   =====   =====

                            AS OF DECEMBER 31,
                           -------------------
                             2011       2010
                           --------   --------
ASSETS
Annuities                  $ 99,455   $ 91,789
Retirement Plan Services     28,781     28,563
Life Insurance               58,704     55,083
Group Protection              3,458      3,254
Other Operations             12,349     13,323
                           --------   --------
   Total assets            $202,747   $192,012
                           ========   ========

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2011    2010    2009
                                                                   -----   -----   -----
Interest paid                                                      $  88   $  94   $  96
Income taxes paid (received)                                         159    (345)    (15)
Significant non-cash investing and financing transactions:
   Funds withheld agreements:
      Carrying value of assets                                     $  --   $  --   $ 790
      Carrying value of liabilities                                   --      --    (790)
                                                                   -----   -----   -----
         Total funds withheld                                      $  --   $  --   $  --
                                                                   =====   =====   =====
   Resinsurance assumed:
      Carrying value of assets                                     $  --   $  --   $  63
      Carrying value of liabilities                                   --      --     (63)
                                                                   -----   -----   -----
         Total reinsurance assumed                                 $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance ceded:
      Carrying value of assets                                     $  --   $ 188   $  --
      Carrying value of liabilities                                   --    (188)     --
                                                                   -----   -----   -----
         Total reinsurance ceded                                   $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance recaptured:
      Carrying value of assets                                     $ 243   $ 110   $  --
      Carrying value of liabilities                                 (441)   (115)     --
                                                                   -----   -----   -----
         Total reinsurance recaptured                              $(198)  $  (5)  $  --
                                                                   =====   =====   =====
   Capital contributions:
      Carrying value of assets (includes cash and invested cash)   $  10   $  --   $ 364
      Carrying value of liabilities                                   --      --     (84)
                                                                   -----   -----   -----
         Total capital contributions                               $  10   $  --   $ 280
                                                                   =====   =====   =====
   Sale of subsidiaries/businesses:
      Proceeds from sale of subsidiaries/businesses                $  --   $  --   $   6
      Assets disposed (includes cash and invested cash)               --      --      (5)
                                                                   -----   -----   -----
         Gain on sale of subsidiaries/businesses                   $  --   $  --   $   1
                                                                   =====   =====   =====

24. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                             AS OF DECEMBER 31,
                                             ------------------
                                               2011     2010
                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                         $  100   $  100
   Ceded reinsurance contracts(2)              3,318    1,875
   Ceded reinsurance contracts(3)                340      644
   Cash management agreement investment(4)       394      173
   Service agreement receivable(4)                 1      (12)
Liabilities with affiliates:
   Assumed reinsurance contracts(5)              432      417
   Assumed reinsurance contracts(3)              181      201
   Ceded reinsurance contracts(6)              3,668    2,159
   Inter-company short-term debt(7)               10       10
   Inter-company long-term debt(8)             2,179    2,179

                                                                              FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                           ------------------------
                                                                             2011     2010    2009
                                                                           -------   -----   ------
Revenues with affiliates:
   Premiums received on assumed (paid on ceded) reinsurance contracts(9)   $  (335)  $(268)  $(196)
   Fees for management of general account(10)                                   --      --     (68)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded reinsurance contracts(11)     (1,181)   (638)   (158)
   Service agreement payments(12)                                               75      58     (21)
   Interest expense on inter-company debt(13)                                  107      98      90

----------
(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

(6) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.

(7)  Reported in short-term debt on our Consolidated Balance Sheets.

(8)  Reported in long-term debt on our Consolidated Balance Sheets.

(9)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(10) Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(11) Reported in benefits on our Consolidated Statements of Income (Loss).

(12) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(13) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of our surplus, in both cases, as of our most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of letters of credit aggregating $71 million and $1.3 billion as of December 31, 2011 and 2010, respectively. The letters of credit are issued by banks and represent guarantees of performance by LNC under the reinsurance agreement.

                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                              CONTRACT                     CONTRACT      GUARANTEE
                                                             PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                            THE LINCOLN                  THE LINCOLN   THE LINCOLN
                                                           NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                             INSURANCE        TOTAL       INSURANCE      INSURANCE
SUBACCOUNT                                    INVESTMENTS     COMPANY        ASSETS        COMPANY        COMPANY      NET ASSETS
-------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
ABVPSF Global Thematic Growth Class B        $ 21,890,676     $  6,741    $ 21,897,417     $     --       $ 1,208     $ 21,896,209
ABVPSF Growth and Income Class B               30,081,309       23,216      30,104,525           --         1,663       30,102,862
ABVPSF International Value Class B                185,345           --         185,345           --            11          185,334
ABVPSF Small/Mid Cap Value Class A                875,209           --         875,209           --            54          875,155
American Century VP Inflation Protection
   Class I                                     32,959,873      101,439      33,061,312           --         1,825       33,059,487
American Century VP Inflation Protection
   Class II                                    13,097,373       18,909      13,116,282           --           817       13,115,465
American Century VP International Class I          38,694           --          38,694           --             1           38,693
American Funds Global Growth Class 2           80,184,473        7,994      80,192,467           --         4,450       80,188,017
American Funds Growth Class 2                 559,742,413           --     559,742,413      134,092        31,077      559,577,244
American Funds Growth-Income Class 2          191,462,050       32,077     191,494,127           --        10,804      191,483,323
American Funds International Class 2          236,288,695           --     236,288,695       44,243        13,075      236,231,377
BlackRock Global Allocation V.I. Class I       23,007,689       14,482      23,022,171           --         1,268       23,020,903
BlackRock Global Allocation V.I. Class III      8,924,867       11,468       8,936,335           --           536        8,935,799
Delaware VIP Diversified Income
   Standard Class                             175,100,964           --     175,100,964       13,606         9,699      175,077,659
Delaware VIP Diversified Income
   Service Class                               53,180,306       35,324      53,215,630           --         3,146       53,212,484
Delaware VIP Emerging Markets
   Service Class                                2,603,953          378       2,604,331           --           161        2,604,170
Delaware VIP High Yield Standard Class         36,414,685        1,279      36,415,964           --         2,006       36,413,958
Delaware VIP High Yield Service Class           6,999,182        7,191       7,006,373           --           384        7,005,989
Delaware VIP Limited-Term Diversified
   Income Service Class                         2,670,146        1,054       2,671,200           --           175        2,671,025
Delaware VIP REIT Standard Class              118,681,540           --     118,681,540       46,716         6,576      118,628,248
Delaware VIP REIT Service Class                15,444,789       13,704      15,458,493           --           850       15,457,643
Delaware VIP Small Cap Value Service Class    211,401,537        4,146     211,405,683           --        11,748      211,393,935
Delaware VIP Smid Cap Growth
   Standard Class                             226,624,770           --     226,624,770       75,870        12,561      226,536,339
Delaware VIP Smid Cap Growth Service Class     10,878,826       16,354      10,895,180           --           601       10,894,579
Delaware VIP U.S. Growth Service Class            108,421           --         108,421           --             7          108,414
Delaware VIP Value Standard Class             119,281,722           --     119,281,722       59,390         6,329      119,216,003
Delaware VIP Value Service Class               13,044,583       19,842      13,064,425           --           719       13,063,706
DWS VIP Alternative Asset Allocation Plus
   Class A                                      3,077,008        1,414       3,078,422           --           169        3,078,253
DWS VIP Alternative Asset Allocation Plus
   Class B                                        952,508        2,965         955,473           --            52          955,421
DWS VIP Equity 500 Index Class A              153,896,405           --     153,896,405      154,832         8,511      153,733,062
DWS VIP Equity 500 Index Class B               12,717,396        9,359      12,726,755           --           701       12,726,054
DWS VIP Small Cap Index Class A                36,536,555           --      36,536,555       18,506         2,040       36,516,009
DWS VIP Small Cap Index Class B                 5,208,406        8,512       5,216,918           --           287        5,216,631
Fidelity VIP Contrafund Service Class         199,346,932           --     199,346,932       71,386        11,166      199,264,380
Fidelity VIP Contrafund Service Class 2        37,713,549       47,652      37,761,201           --         2,077       37,759,124
Fidelity VIP Growth Service Class              57,677,150           --      57,677,150       42,877         3,183       57,631,090
Fidelity VIP Growth Service Class 2             5,561,858        5,713       5,567,571           --           306        5,567,265
Fidelity VIP Mid Cap Service Class 2            2,781,051          424       2,781,475           --           179        2,781,296
FTVIPT Franklin Income Securities Class 2       1,910,028           --       1,910,028          995           137        1,908,896
FTVIPT Mutual Shares Securities Class 2         1,920,918           --       1,920,918        1,117           124        1,919,677
FTVIPT Templeton Global Bond Securities
   Class 2                                      5,131,636        2,495       5,134,131           --           343        5,133,788
Invesco V.I. Core Equity Series I                  52,312           --          52,312           --             3           52,309
Invesco V.I. International Growth Series I         54,153           --          54,153           --             4           54,149
Janus Aspen Series Worldwide
   Institutional Class                            167,303           --         167,303          208             7          167,088
LVIP Baron Growth Opportunities
   Service Class                              139,582,050           --     139,582,050       63,745         7,729      139,510,576
LVIP Capital Growth Service Class                  11,633           --          11,633           --             1           11,632

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                              CONTRACT                     CONTRACT      GUARANTEE
                                                             PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                            THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                           NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                             INSURANCE        TOTAL       INSURANCE      INSURANCE
SUBACCOUNT                                    INVESTMENTS     COMPANY        ASSETS        COMPANY        COMPANY      NET ASSETS
-------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
LVIP Cohen & Steers Global Real Estate
   Standard Class                            $  7,524,504     $ 1,983     $  7,526,487     $     --       $   416     $  7,526,071
LVIP Cohen & Steers Global Real Estate
   Service Class                                3,061,235       4,267        3,065,502           --           183        3,065,319
LVIP Columbia Value Opportunities
   Service Class                                  200,819          --          200,819           --            13          200,806
LVIP Delaware Bond Standard Class             334,429,955          --      334,429,955       29,438        18,573      334,381,944
LVIP Delaware Bond Service Class               25,844,780      24,246       25,869,026           --         1,416       25,867,610
LVIP Delaware Diversified Floating Rate
   Service Class                                  590,943         354          591,297           --            33          591,264
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                  120,915,093       7,981      120,923,074           --         6,659      120,916,415
LVIP Delaware Foundation Aggressive
   Allocation Service Class                     3,202,142       9,821        3,211,963           --           176        3,211,787
LVIP Delaware Foundation Conservative
   Allocation Standard Class                  261,205,516          --      261,205,516      172,063        14,380      261,019,073
LVIP Delaware Foundation Conservative
   Allocation Service Class                     4,594,691       5,476        4,600,167           --           252        4,599,915
LVIP Delaware Foundation Moderate
   Allocation Standard Class                    2,593,392          --        2,593,392        6,287           147        2,586,958
LVIP Delaware Foundation Moderate
   Allocation Service Class                     1,043,854       3,417        1,047,271           --            57        1,047,214
LVIP Delaware Growth and Income
   Standard Class                             893,909,579          --      893,909,579      257,934        49,306      893,602,339
LVIP Delaware Growth and Income
   Service Class                                4,120,277       5,863        4,126,140           --           227        4,125,913
LVIP Delaware Social Awareness
   Standard Class                             474,705,049          --      474,705,049      244,225        26,219      474,434,605
LVIP Delaware Social Awareness
   Service Class                               10,407,226       6,366       10,413,592           --           573       10,413,019
LVIP Delaware Special Opportunities
   Standard Class                             403,543,833          --      403,543,833      109,688        22,298      403,411,847
LVIP Delaware Special Opportunities
   Service Class                               20,820,583      21,959       20,842,542           --         1,147       20,841,395
LVIP Global Income Standard Class               8,044,695          --        8,044,695        5,037           451        8,039,207
LVIP Global Income Service Class                3,095,782       5,544        3,101,326           --           189        3,101,137
LVIP Janus Capital Appreciation
   Standard Class                             242,140,969       1,738      242,142,707           --        13,353      242,129,354
LVIP Janus Capital Appreciation
   Service Class                                1,486,529       2,177        1,488,706           --            82        1,488,624
LVIP MFS International Growth
   Service Class                                  489,352          --          489,352           --            29          489,323
LVIP MFS Value Service Class                    1,968,788          --        1,968,788          663           117        1,968,008
LVIP Mid-Cap Value Service Class                  273,207          --          273,207           --            18          273,189
LVIP Mondrian International Value
   Standard Class                             238,783,486          --      238,783,486       12,289        13,101      238,758,096
LVIP Mondrian International Value
   Service Class                               13,597,568      18,844       13,616,412           --           742       13,615,670
LVIP Money Market Standard Class               74,816,612          --       74,816,612       58,163         4,141       74,754,308
LVIP Money Market Service Class                 7,482,022          --        7,482,022       18,173           411        7,463,438
LVIP Protected Profile 2010 Standard Class      4,169,602         145        4,169,747           --           229        4,169,518
LVIP Protected Profile 2010 Service Class       1,380,327       4,052        1,384,379           --            76        1,384,303
LVIP Protected Profile 2020 Standard Class     10,799,641       4,378       10,804,019           --           593       10,803,426
LVIP Protected Profile 2020 Service Class       6,771,593      11,895        6,783,488           --           372        6,783,116
LVIP Protected Profile 2030 Standard Class      5,400,743       3,539        5,404,282           --           297        5,403,985
LVIP Protected Profile 2030 Service Class       7,021,155      14,510        7,035,665           --           386        7,035,279
LVIP Protected Profile 2040 Standard Class      1,956,555         281        1,956,836           --           108        1,956,728
LVIP Protected Profile 2040 Service Class       6,833,876      16,178        6,850,054           --           376        6,849,678
LVIP Protected Profile 2050 Standard Class         24,675          --           24,675           --             1           24,674
LVIP Protected Profile 2050 Service Class          34,830       1,509           36,339           --             2           36,337

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                              CONTRACT                     CONTRACT      GUARANTEE
                                                             PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                            THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                           NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                             INSURANCE        TOTAL       INSURANCE      INSURANCE
SUBACCOUNT                                    INVESTMENTS     COMPANY        ASSETS        COMPANY        COMPANY      NET ASSETS
-------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
LVIP Protected Profile Conservative
   Standard Class                            $ 24,432,508     $    --     $ 24,432,508     $ 65,028       $ 1,390     $ 24,366,090
LVIP Protected Profile Conservative
   Service Class                               16,415,484      25,184       16,440,668           --           947       16,439,721
LVIP Protected Profile Growth
   Standard Class                              29,294,402       6,722       29,301,124           --         1,614       29,299,510
LVIP Protected Profile Growth
   Service Class                               36,072,613      26,495       36,099,108           --         2,074       36,097,034
LVIP Protected Profile Moderate
   Standard Class                              42,365,890       2,434       42,368,324           --         2,388       42,365,936
LVIP Protected Profile Moderate
   Service Class                               41,351,940      47,528       41,399,468           --         2,433       41,397,035
LVIP SSgA Bond Index Standard Class             7,867,108      11,489        7,878,597           --           433        7,878,164
LVIP SSgA Bond Index Service Class              1,500,607          --        1,500,607       13,013            88        1,487,506
LVIP SSgA Developed International 150
   Service Class                                   77,327          --           77,327           --             5           77,322
LVIP SSgA Emerging Markets 100
   Standard Class                              23,125,284      12,039       23,137,323           --         1,273       23,136,050
LVIP SSgA Emerging Markets 100
   Service Class                                3,785,693      22,632        3,808,325           --           211        3,808,114
LVIP SSgA Global Tactical Allocation
   Standard Class                              10,833,008       6,246       10,839,254           --           595       10,838,659
LVIP SSgA Global Tactical Allocation
   Service Class                               15,073,066      15,249       15,088,315           --           834       15,087,481
LVIP SSgA International Index
   Standard Class                               1,090,606         195        1,090,801           --            60        1,090,741
LVIP SSgA International Index
   Service Class                                  532,578         698          533,276           --            29          533,247
LVIP SSgA Large Cap 100 Service Class             191,932          --          191,932           --            11          191,921
LVIP SSgA S&P 500 Index Standard Class         11,851,268          --       11,851,268      119,005           665       11,731,598
LVIP SSgA S&P 500 Index Service Class           2,684,217       4,659        2,688,876           --           148        2,688,728
LVIP SSgA Small-Cap Index Standard Class        5,425,216       6,371        5,431,587           --           301        5,431,286
LVIP SSgA Small-Cap Index Service Class         2,548,022       3,848        2,551,870           --           152        2,551,718
LVIP SSgA Small-Mid Cap 200 Service Class         588,108          --          588,108           --            35          588,073
LVIP T. Rowe Price Growth Stock
   Service Class                                  502,535          --          502,535           --            30          502,505
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                      142,214,823          --      142,214,823       29,728         7,848      142,177,247
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                         5,568,873       5,439        5,574,312           --           307        5,574,005
LVIP Templeton Growth Service Class               298,050          --          298,050           10            19          298,021
LVIP Turner Mid-Cap Growth Service Class          291,144          --          291,144           --            17          291,127
LVIP Vanguard Domestic Equity ETF
   Service Class                                  655,038          58          655,096           --            36          655,060
LVIP Vanguard International Equity ETF
   Service Class                                  522,022          --          522,022           --            29          521,993
LVIP Wells Fargo Intrinsic Value
   Standard Class                             289,770,864          --      289,770,864       58,651        16,019      289,696,194
LVIP Wells Fargo Intrinsic Value
   Service Class                                6,092,542       4,670        6,097,212           --           336        6,096,876
MFS VIT Core Equity Initial Class                   7,972          --            7,972           --            --            7,972
MFS VIT Total Return Initial Class              1,633,785          --        1,633,785           --           104        1,633,681
MFS VIT Utilities Initial Class               171,286,105          --      171,286,105        2,145         9,469      171,274,491
MFS VIT Utilities Service Class                26,149,637      24,005       26,173,642           --         1,435       26,172,207
NB AMT Mid-Cap Growth I Class                 112,163,246       9,727      112,172,973           --         6,208      112,166,765
NB AMT Partners I Class                            55,372          --           55,372           --             2           55,370
NB AMT Regency I Class                            205,858          --          205,858           --            13          205,845
PIMCO VIT Commodity Real Return
   Advisor Class                                  132,739          --          132,739           --             8          132,731
PIMCO VIT Total Return Administrative Class     5,598,987      21,382        5,620,369           --           308        5,620,061
Putnam VT Global Health Care Class IB              71,929          --           71,929           --             4           71,925
WFVT Advantage Intrinsic Value Class 2            166,840          --          166,840           --            12          166,828
WFVT Advantage Omega Growth Class 2               118,257          --          118,257           --             8          118,249
WFVT Advantage Small Cap Growth Class 2           320,060          --          320,060           --            20          320,040

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                    DIVIDENDS
                                                       FROM       MORTALITY AND         NET
                                                    INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------  -----------  -----------------  -------------
ABVPSF Global Thematic Growth Class B              $    99,380     $  (290,496)     $  (191,116)
ABVPSF Growth and Income Class B                       330,994        (307,831)          23,163
ABVPSF International Value Class B                       8,940          (2,601)           6,339
ABVPSF Small/Mid Cap Value Class A                       4,766         (11,514)          (6,748)
American Century VP Inflation Protection Class I       964,669        (233,116)         731,553
American Century VP Inflation Protection Class II      473,463        (134,704)         338,759
American Century VP International Class I                  320            (213)             107
American Funds Global Growth Class 2                 1,163,996        (919,373)         244,623
American Funds Growth Class 2                        3,745,757      (6,297,663)      (2,551,906)
American Funds Growth-Income Class 2                 3,109,507      (2,101,212)       1,008,295
American Funds International Class 2                 4,750,607      (2,821,153)       1,929,454
BlackRock Global Allocation V.I. Class I               539,328        (220,874)         318,454
BlackRock Global Allocation V.I. Class III             211,582         (81,407)         130,175
Delaware VIP Diversified Income Standard Class       7,284,723      (1,787,311)       5,497,412
Delaware VIP Diversified Income Service Class        1,995,555        (560,451)       1,435,104
Delaware VIP Emerging Markets Service Class             50,052         (34,709)          15,343
Delaware VIP High Yield Standard Class               3,406,872        (396,365)       3,010,507
Delaware VIP High Yield Service Class                  514,524         (65,601)         448,923
Delaware VIP Limited-Term Diversified Income
   Service Class                                        45,929         (33,685)          12,244
Delaware VIP REIT Standard Class                     1,888,353      (1,200,345)         688,008
Delaware VIP REIT Service Class                        194,546        (146,901)          47,645
Delaware VIP Small Cap Value Service Class             670,280      (2,286,694)      (1,616,414)
Delaware VIP Smid Cap Growth Standard Class          2,345,862      (2,417,187)         (71,325)
Delaware VIP Smid Cap Growth Service Class              78,177        (103,341)         (25,164)
Delaware VIP U.S. Growth Service Class                      66          (1,255)          (1,189)
Delaware VIP Value Standard Class                    2,282,906      (1,126,793)       1,156,113
Delaware VIP Value Service Class                       200,171        (119,189)          80,982
DWS VIP Alternative Asset Allocation Plus Class A       35,216         (27,411)           7,805
DWS VIP Alternative Asset Allocation Plus Class B        5,843          (6,693)            (850)
DWS VIP Equity 500 Index Class A                     2,768,021      (1,625,493)       1,142,528
DWS VIP Equity 500 Index Class B                       159,191        (116,804)          42,387
DWS VIP Small Cap Index Class A                        358,104        (411,435)         (53,331)
DWS VIP Small Cap Index Class B                         31,250         (53,389)         (22,139)
Fidelity VIP Contrafund Service Class                1,943,734      (2,216,038)        (272,304)
Fidelity VIP Contrafund Service Class 2                313,285        (379,242)         (65,957)
Fidelity VIP Growth Service Class                      159,994        (638,558)        (478,564)
Fidelity VIP Growth Service Class 2                      7,392         (53,930)         (46,538)
Fidelity VIP Mid Cap Service Class 2                       679         (36,015)         (35,336)
FTVIPT Franklin Income Securities Class 2              110,245         (25,639)          84,606
FTVIPT Mutual Shares Securities Class 2                 45,102         (21,581)          23,521
FTVIPT Templeton Global Bond Securities Class 2        286,100         (62,950)         223,150
Invesco V.I. Core Equity Series I                          481            (617)            (136)
Invesco V.I. International Growth Series I                 840            (748)              92
Janus Aspen Series Worldwide Institutional Class         1,105          (1,300)            (195)
LVIP Baron Growth Opportunities Service Class               --      (1,474,425)      (1,474,425)
LVIP Capital Growth Service Class                           --            (117)            (117)
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                    --         (81,262)         (81,262)
LVIP Cohen & Steers Global Real Estate Service
   Class                                                    --         (33,971)         (33,971)
LVIP Columbia Value Opportunities Service Class             --          (2,438)          (2,438)
LVIP Delaware Bond Standard Class                   11,242,928      (3,431,071)       7,811,857
LVIP Delaware Bond Service Class                       764,137        (236,688)         527,449
LVIP Delaware Diversified Floating Rate Service
   Class                                                 9,157          (2,427)           6,730
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                    2,739,838      (1,350,169)       1,389,669
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                        62,965         (31,619)          31,346
LVIP Delaware Foundation Conservative Allocation
   Standard Class                                   17,600,628      (2,804,780)      14,795,848
LVIP Delaware Foundation Conservative Allocation
   Service Class                                       292,647         (45,537)         247,110
LVIP Delaware Foundation Moderate Allocation
   Standard Class                                       65,936         (22,613)          43,323

                                                                     DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                       FROM          TOTAL        IN UNREALIZED      (DECREASE)
                                                    NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)     GAIN ON      GAIN (LOSS)     DEPRECIATION       RESULTING
SUBACCOUNT                                         ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
-------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
ABVPSF Global Thematic Growth Class B               $   774,132     $       --    $   774,132     $ (7,816,406)    $ (7,233,390)
ABVPSF Growth and Income Class B                       (971,113)            --       (971,113)       2,460,334        1,512,384
ABVPSF International Value Class B                      (14,771)            --        (14,771)         (45,024)         (53,456)
ABVPSF Small/Mid Cap Value Class A                       14,432             --         14,432         (103,735)         (96,051)
American Century VP Inflation Protection Class I        107,364        218,345        325,709        1,163,624        2,220,886
American Century VP Inflation Protection Class II       146,499        134,231        280,730          542,094        1,161,583
American Century VP International Class I                   246             --            246           (6,941)          (6,588)
American Funds Global Growth Class 2                    333,901             --        333,901       (9,453,466)      (8,874,942)
American Funds Growth Class 2                         1,823,344             --      1,823,344      (29,895,232)     (30,623,794)
American Funds Growth-Income Class 2                 (1,354,127)            --     (1,354,127)      (5,311,007)      (5,656,839)
American Funds International Class 2                    847,036             --        847,036      (44,874,194)     (42,097,704)
BlackRock Global Allocation V.I. Class I                 90,720        522,306        613,026       (2,023,035)      (1,091,555)
BlackRock Global Allocation V.I. Class III               40,505        221,540        262,045         (886,500)        (494,280)
Delaware VIP Diversified Income Standard Class        2,244,767      7,162,033      9,406,800       (5,753,493)       9,150,719
Delaware VIP Diversified Income Service Class           329,886      2,084,841      2,414,727       (1,325,576)       2,524,255
Delaware VIP Emerging Markets Service Class              58,900             --         58,900         (748,777)        (674,534)
Delaware VIP High Yield Standard Class                  419,418             --        419,418       (2,979,149)         450,776
Delaware VIP High Yield Service Class                    30,924             --         30,924         (421,763)          58,084
Delaware VIP Limited-Term Diversified Income
   Service Class                                         10,231         44,435         54,666          (27,126)          39,784
Delaware VIP REIT Standard Class                     (4,148,171)            --     (4,148,171)      14,382,568       10,922,405
Delaware VIP REIT Service Class                        (187,971)            --       (187,971)       1,433,339        1,293,013
Delaware VIP Small Cap Value Service Class            6,417,267             --      6,417,267      (10,748,944)      (5,948,091)
Delaware VIP Smid Cap Growth Standard Class           4,815,209      6,714,018     11,529,227        4,353,238       15,811,140
Delaware VIP Smid Cap Growth Service Class               97,793        282,116        379,909          183,429          538,174
Delaware VIP U.S. Growth Service Class                    2,777             --          2,777            1,180            2,768
Delaware VIP Value Standard Class                      (194,894)            --       (194,894)       8,477,341        9,438,560
Delaware VIP Value Service Class                        (12,253)            --        (12,253)         865,019          933,748
DWS VIP Alternative Asset Allocation Plus Class A        29,357          7,110         36,467         (168,014)        (123,742)
DWS VIP Alternative Asset Allocation Plus Class B         2,318          1,459          3,777          (39,677)         (36,750)
DWS VIP Equity 500 Index Class A                        876,193             --        876,193         (522,843)       1,495,878
DWS VIP Equity 500 Index Class B                         35,853             --         35,853          (46,780)          31,460
DWS VIP Small Cap Index Class A                         181,912             --        181,912       (2,261,318)      (2,132,737)
DWS VIP Small Cap Index Class B                          26,969             --         26,969         (299,957)        (295,127)
Fidelity VIP Contrafund Service Class                (1,794,592)            --     (1,794,592)      (5,442,421)      (7,509,317)
Fidelity VIP Contrafund Service Class 2                 (46,611)            --        (46,611)      (1,378,974)      (1,491,542)
Fidelity VIP Growth Service Class                    (1,590,951)       217,100     (1,373,851)       1,310,680         (541,735)
Fidelity VIP Growth Service Class 2                      66,382         18,398         84,780         (110,727)         (72,485)
Fidelity VIP Mid Cap Service Class 2                     89,420          5,338         94,758         (430,264)        (370,842)
FTVIPT Franklin Income Securities Class 2                 1,899             --          1,899          (64,987)          21,518
FTVIPT Mutual Shares Securities Class 2                  (1,554)            --         (1,554)         (67,666)         (45,699)
FTVIPT Templeton Global Bond Securities Class 2          72,496         33,271        105,767         (457,333)        (128,416)
Invesco V.I. Core Equity Series I                           618             --            618             (884)            (402)
Invesco V.I. International Growth Series I                  940             --            940           (4,870)          (3,838)
Janus Aspen Series Worldwide Institutional Class          2,073             --          2,073          (26,810)         (24,932)
LVIP Baron Growth Opportunities Service Class         4,598,568             --      4,598,568        1,091,861        4,216,004
LVIP Capital Growth Service Class                            38             --             38           (1,245)          (1,324)
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                 86,271             --         86,271         (830,376)        (825,367)
LVIP Cohen & Steers Global Real Estate Service
   Class                                                 48,155             --         48,155         (346,420)        (332,236)
LVIP Columbia Value Opportunities Service Class           4,481             --          4,481           (8,722)          (6,679)
LVIP Delaware Bond Standard Class                     4,303,946      7,830,082     12,134,028        1,443,386       21,389,271
LVIP Delaware Bond Service Class                         77,418        573,608        651,026          235,603        1,414,078
LVIP Delaware Diversified Floating Rate Service
   Class                                                   (441)           329           (112)         (13,466)          (6,848)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                      (333,651)            --       (333,651)      (4,703,283)      (3,647,265)
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                          4,482             --          4,482         (148,548)        (112,720)
LVIP Delaware Foundation Conservative Allocation
   Standard Class                                      (816,777)            --       (816,777)     (10,249,422)       3,729,649
LVIP Delaware Foundation Conservative Allocation
   Service Class                                         (3,829)            --         (3,829)        (199,700)          43,581
LVIP Delaware Foundation Moderate Allocation
   Standard Class                                         6,178             --          6,178         (113,314)         (63,813)

See accompanying notes.

                                                   DIVIDENDS
                                                      FROM       MORTALITY AND         NET
                                                   INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                           INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------  ----------  -----------------  -------------
LVIP Delaware Foundation Moderate Allocation
   Service Class                                   $   21,042     $    (6,792)     $    14,250
LVIP Delaware Growth and Income Standard Class      9,765,278      (9,626,412)         138,866
LVIP Delaware Growth and Income Service Class          30,189         (39,555)          (9,366)
LVIP Delaware Social Awareness Standard Class       3,794,635      (5,174,201)      (1,379,566)
LVIP Delaware Social Awareness Service Class           45,546        (103,337)         (57,791)
LVIP Delaware Special Opportunities Standard
   Class                                            1,380,847      (4,564,884)      (3,184,037)
LVIP Delaware Special Opportunities Service Class          --        (215,239)        (215,239)
LVIP Global Income Standard Class                     358,859         (74,366)         284,493
LVIP Global Income Service Class                      123,312         (32,695)          90,617
LVIP Janus Capital Appreciation Standard Class        569,529      (2,715,241)      (2,145,712)
LVIP Janus Capital Appreciation Service Class              --         (15,210)         (15,210)
LVIP MFS International Growth Service Class            14,458          (5,519)           8,939
LVIP MFS Value Service Class                           23,416         (20,838)           2,578
LVIP Mid-Cap Value Service Class                           --          (2,979)          (2,979)
LVIP Mondrian International Value Standard Class    8,018,572      (2,721,847)       5,296,725
LVIP Mondrian International Value Service Class       413,619        (140,823)         272,796
LVIP Money Market Standard Class                       24,503        (813,706)        (789,203)
LVIP Money Market Service Class                         2,113         (70,330)         (68,217)
LVIP Protected Profile 2010 Standard Class             36,924         (47,211)         (10,287)
LVIP Protected Profile 2010 Service Class              10,484         (14,152)          (3,668)
LVIP Protected Profile 2020 Standard Class             80,672        (109,334)         (28,662)
LVIP Protected Profile 2020 Service Class              51,059         (64,487)         (13,428)
LVIP Protected Profile 2030 Standard Class             33,894         (50,970)         (17,076)
LVIP Protected Profile 2030 Service Class              43,182         (61,880)         (18,698)
LVIP Protected Profile 2040 Standard Class             12,304         (19,718)          (7,414)
LVIP Protected Profile 2040 Service Class              38,489         (61,321)         (22,832)
LVIP Protected Profile 2050 Standard Class                 --            (118)            (118)
LVIP Protected Profile 2050 Service Class                  --             (82)             (82)
LVIP Protected Profile Conservative Standard
   Class                                              503,450        (263,881)         239,569
LVIP Protected Profile Conservative Service Class     280,373        (168,618)         111,755
LVIP Protected Profile Growth Standard Class          595,626        (309,737)         285,889
LVIP Protected Profile Growth Service Class           623,474        (375,768)         247,706
LVIP Protected Profile Moderate Standard Class        780,743        (461,498)         319,245
LVIP Protected Profile Moderate Service Class         633,403        (443,217)         190,186
LVIP SSgA Bond Index Standard Class                   227,791         (54,530)         173,261
LVIP SSgA Bond Index Service Class                     41,121         (13,598)          27,523
LVIP SSgA Developed International 150 Service
   Class                                                1,893            (834)           1,059
LVIP SSgA Emerging Markets 100 Standard Class         672,930        (275,159)         397,771
LVIP SSgA Emerging Markets 100 Service Class           95,165         (38,022)          57,143
LVIP SSgA Global Tactical Allocation Standard
   Class                                              148,893        (115,557)          33,336
LVIP SSgA Global Tactical Allocation Service
   Class                                              162,191        (149,068)          13,123
LVIP SSgA International Index Standard Class           15,644         (14,907)             737
LVIP SSgA International Index Service Class             6,083          (5,069)           1,014
LVIP SSgA Large Cap 100 Service Class                   2,676          (1,860)             816
LVIP SSgA S&P 500 Index Standard Class                110,144        (124,858)         (14,714)
LVIP SSgA S&P 500 Index Service Class                  17,108         (23,014)          (5,906)
LVIP SSgA Small-Cap Index Standard Class               19,843         (64,360)         (44,517)
LVIP SSgA Small-Cap Index Service Class                 2,637         (27,830)         (25,193)
LVIP SSgA Small-Mid Cap 200 Service Class               8,444          (6,211)           2,233
LVIP T. Rowe Price Growth Stock Service Class              --          (5,171)          (5,171)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                          --      (1,616,011)      (1,616,011)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                           --         (55,725)         (55,725)
LVIP Templeton Growth Service Class                     6,013          (3,565)           2,448
LVIP Turner Mid-Cap Growth Service Class                   --          (3,945)          (3,945)
LVIP Vanguard Domestic Equity ETF Service Class         2,268          (1,811)             457
LVIP Vanguard International Equity ETF Service
   Class                                                   --          (1,390)          (1,390)
LVIP Wells Fargo Intrinsic Value Standard Class     2,981,698      (3,228,892)        (247,194)

                                                                     DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                       FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                    NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                         ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
-------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP Delaware Foundation Moderate Allocation
   Service Class                                    $       551     $        --    $       551    $    (27,198)    $    (12,397)
LVIP Delaware Growth and Income Standard Class       (1,930,789)             --     (1,930,789)      5,245,741        3,453,818
LVIP Delaware Growth and Income Service Class             1,395              --          1,395            (767)          (8,738)
LVIP Delaware Social Awareness Standard Class         4,231,932              --      4,231,932      (3,425,175)        (572,809)
LVIP Delaware Social Awareness Service Class             18,628              --         18,628         (45,325)         (84,488)
LVIP Delaware Special Opportunities Standard
   Class                                             13,051,621      35,849,608     48,901,229     (72,731,939)     (27,014,747)
LVIP Delaware Special Opportunities Service Class        35,496       1,772,424      1,807,920      (3,023,516)      (1,430,835)
LVIP Global Income Standard Class                        29,644          11,460         41,104        (437,580)        (111,983)
LVIP Global Income Service Class                         35,512           3,977         39,489        (150,296)         (20,190)
LVIP Janus Capital Appreciation Standard Class        1,368,931              --      1,368,931     (16,686,228)     (17,463,009)
LVIP Janus Capital Appreciation Service Class            16,906              --         16,906        (109,777)        (108,081)
LVIP MFS International Growth Service Class               3,775              --          3,775         (76,769)         (64,055)
LVIP MFS Value Service Class                             16,929              --         16,929         (47,303)         (27,796)
LVIP Mid-Cap Value Service Class                          5,273              --          5,273         (29,819)         (27,525)
LVIP Mondrian International Value Standard Class      3,700,770              --      3,700,770     (21,761,830)     (12,764,335)
LVIP Mondrian International Value Service Class        (120,212)             --       (120,212)       (936,546)        (783,962)
LVIP Money Market Standard Class                             --              89             89             (13)        (789,127)
LVIP Money Market Service Class                              --               8              8              --          (68,209)
LVIP Protected Profile 2010 Standard Class              173,512              --        173,512        (164,892)          (1,667)
LVIP Protected Profile 2010 Service Class                51,569              --         51,569         (50,283)          (2,382)
LVIP Protected Profile 2020 Standard Class              282,198              --        282,198        (317,811)         (64,275)
LVIP Protected Profile 2020 Service Class               102,102              --        102,102        (175,658)         (86,984)
LVIP Protected Profile 2030 Standard Class              123,221              --        123,221        (205,536)         (99,391)
LVIP Protected Profile 2030 Service Class                52,775              --         52,775        (179,284)        (145,207)
LVIP Protected Profile 2040 Standard Class               39,343              --         39,343         (92,136)         (60,207)
LVIP Protected Profile 2040 Service Class                34,577              --         34,577        (218,421)        (206,676)
LVIP Protected Profile 2050 Standard Class                  (74)             --            (74)         (1,618)          (1,810)
LVIP Protected Profile 2050 Service Class                    27              --             27            (226)            (281)
LVIP Protected Profile Conservative Standard
   Class                                                403,199              --        403,199          12,177          654,945
LVIP Protected Profile Conservative Service Class       232,541              --        232,541          20,873          365,169
LVIP Protected Profile Growth Standard Class             76,398              --         76,398        (640,539)        (278,252)
LVIP Protected Profile Growth Service Class             167,543              --        167,543        (877,230)        (461,981)
LVIP Protected Profile Moderate Standard Class          462,433              --        462,433        (703,679)          77,999
LVIP Protected Profile Moderate Service Class           348,508              --        348,508        (615,120)         (76,426)
LVIP SSgA Bond Index Standard Class                      38,554             731         39,285         119,472          332,018
LVIP SSgA Bond Index Service Class                        9,406             173          9,579          34,245           71,347
LVIP SSgA Developed International 150 Service
   Class                                                    410              --            410         (13,711)         (12,242)
LVIP SSgA Emerging Markets 100 Standard Class         1,200,913       2,110,787      3,311,700      (8,271,760)      (4,562,289)
LVIP SSgA Emerging Markets 100 Service Class            116,302         313,045        429,347      (1,147,729)        (661,239)
LVIP SSgA Global Tactical Allocation Standard
   Class                                               (196,344)             --       (196,344)         93,675          (69,333)
LVIP SSgA Global Tactical Allocation Service
   Class                                                 31,633              --         31,633        (190,298)        (145,542)
LVIP SSgA International Index Standard Class             12,300              --         12,300        (225,855)        (212,818)
LVIP SSgA International Index Service Class               3,070              --          3,070         (84,308)         (80,224)
LVIP SSgA Large Cap 100 Service Class                     4,018              --          4,018          (2,586)           2,248
LVIP SSgA S&P 500 Index Standard Class                  645,269              --        645,269        (521,815)         108,740
LVIP SSgA S&P 500 Index Service Class                    49,950              --         49,950         (51,078)          (7,034)
LVIP SSgA Small-Cap Index Standard Class                317,429              --        317,429        (623,491)        (350,579)
LVIP SSgA Small-Cap Index Service Class                  87,114              --         87,114        (211,018)        (149,097)
LVIP SSgA Small-Mid Cap 200 Service Class                27,686              --         27,686         (47,744)         (17,825)
LVIP T. Rowe Price Growth Stock Service Class            19,426              --         19,426         (30,769)         (16,514)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                     1,307,933              --      1,307,933      (7,015,582)      (7,323,660)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                         82,259              --         82,259        (343,324)        (316,790)
LVIP Templeton Growth Service Class                        (448)             --           (448)        (17,346)         (15,346)
LVIP Turner Mid-Cap Growth Service Class                 24,571              --         24,571         (40,642)         (20,016)
LVIP Vanguard Domestic Equity ETF Service Class          (2,612)             --         (2,612)         11,873            9,718
LVIP Vanguard International Equity ETF Service
   Class                                                 (4,245)             --         (4,245)        (26,120)         (31,755)
LVIP Wells Fargo Intrinsic Value Standard Class      (5,783,629)             --     (5,783,629)     (4,254,997)     (10,285,820)

See accompanying notes.

                                                 DIVIDENDS
                                                   FROM       MORTALITY AND          NET
                                                INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                        INCOME    GUARANTEE CHARGES   INCOME (LOSS)
----------------------------------------------  ----------  -----------------   -------------
LVIP Wells Fargo Intrinsic Value Service Class  $   46,285     $   (62,564)      $   (16,279)
MFS VIT Core Equity Initial Class                       80             (83)               (3)
MFS VIT Total Return Initial Class                  43,323         (21,532)           21,791
MFS VIT Utilities Initial Class                  5,612,759      (1,787,233)        3,825,526
MFS VIT Utilities Service Class                    776,288        (254,370)          521,918
NB AMT Mid-Cap Growth I Class                           --      (1,231,804)       (1,231,804)
NB AMT Partners I Class                                 --            (340)             (340)
NB AMT Regency I Class                               1,412          (2,620)           (1,208)
PIMCO VIT Commodity Real Return Advisor Class       21,887          (1,771)           20,116
PIMCO VIT Total Return Administrative Class         53,862         (19,136)           34,726
Putnam VT Global Health Care Class IB                  780            (916)             (136)
WFVT Advantage Intrinsic Value Class 2               1,004          (2,303)           (1,299)
WFVT Advantage Omega Growth Class 2                     --          (1,549)           (1,549)
WFVT Advantage Small Cap Growth Class 2                 --          (4,260)           (4,260)

                                                                  DIVIDENDS                      NET CHANGE     NET INCREASE
                                                                    FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                 NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                  GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                      ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP Wells Fargo Intrinsic Value Service Class   $   (38,648)     $    --      $   (38,648)     $  (174,063)     $  (228,990)
MFS VIT Core Equity Initial Class                         46           --               46             (206)            (163)
MFS VIT Total Return Initial Class                    10,562           --           10,562           (9,577)          22,776
MFS VIT Utilities Initial Class                    1,053,195           --        1,053,195        5,041,272        9,919,993
MFS VIT Utilities Service Class                       93,779           --           93,779          707,521        1,323,218
NB AMT Mid-Cap Growth I Class                      3,147,609           --        3,147,609       (2,182,854)        (267,049)
NB AMT Partners I Class                                 (170)          --             (170)          (6,879)          (7,389)
NB AMT Regency I Class                                 4,142           --            4,142          (15,368)         (12,434)
PIMCO VIT Commodity Real Return Advisor Class          4,869           --            4,869          (33,994)          (9,009)
PIMCO VIT Total Return Administrative Class           (4,404)      73,619           69,215          (95,631)           8,310
Putnam VT Global Health Care Class IB                  1,188        2,506            3,694           (5,153)          (1,595)
WFVT Advantage Intrinsic Value Class 2                (4,946)          --           (4,946)          (3,119)          (9,364)
WFVT Advantage Omega Growth Class 2                    1,333        1,038            2,371           (9,079)          (8,257)
WFVT Advantage Small Cap Growth Class 2               22,982           --           22,982          (32,717)         (13,995)

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                              ABVPSF
                                                              GLOBAL        ABVPSF        ABVPSF       ABVPSF
                                                             THEMATIC     GROWTH AND  INTERNATIONAL   SMALL/MID
                                                              GROWTH        INCOME        VALUE       CAP VALUE
                                                             CLASS B       CLASS B       CLASS B       CLASS A
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                           ------------  -----------  -------------  ----------
NET ASSETS JANUARY 1, 2010                                 $ 36,195,590  $30,359,283     $201,216     $ 800,503
Changes From Operations:
   - Net investment income (loss)                               314,887     (296,577)       3,270        (6,854)
   - Net realized gain (loss) on investments                    299,159   (1,933,600)     (18,827)       11,674
   - Net change in unrealized appreciation or
     depreciation on investments                              4,252,299    5,480,518       20,823       193,279
                                                           ------------  -----------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 4,866,345    3,250,341        5,266       198,099
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       2,177,978    2,042,219        2,169        40,505
   - Contract withdrawals & transfers to annuity reserves    (3,510,576)  (3,252,761)     (10,782)      (65,762)
   - Contract transfers                                      (6,008,738)  (1,618,172)      24,096         7,842
                                                           ------------  -----------     --------     ---------
                                                             (7,341,336)  (2,828,714)      15,483       (17,415)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                     --        1,619           --            --
   - Annuity Payments                                            (5,679)      (6,161)          --          (206)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                     700         (368)          --            --
                                                           ------------  -----------     --------     ---------
                                                                 (4,979)      (4,910)          --          (206)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                              (7,346,315)  (2,833,624)      15,483       (17,621)
                                                           ------------  -----------     --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (2,479,970)     416,717       20,749       180,478
                                                           ------------  -----------     --------     ---------

NET ASSETS AT DECEMBER 31, 2010                              33,715,620   30,776,000      221,965       980,981
Changes From Operations:
   - Net investment income (loss)                              (191,116)      23,163        6,339        (6,748)
   - Net realized gain (loss) on investments                    774,132     (971,113)     (14,771)       14,432
   - Net change in unrealized appreciation or
     depreciation on investments                             (7,816,406)   2,460,334      (45,024)     (103,735)
                                                           ------------  -----------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                (7,233,390)   1,512,384      (53,456)      (96,051)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       1,802,515    1,910,826       18,233        81,434
   - Contract withdrawals & transfers to annuity reserves    (2,661,333)  (3,022,122)      (6,519)     (112,852)
   - Contract transfers                                      (3,716,215)  (1,067,443)       5,111        22,145
                                                           ------------  -----------     --------     ---------
                                                             (4,575,033)  (2,178,739)      16,825        (9,273)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                 (5,917)          --           --          (249)
   - Annuity Payments                                            (5,521)      (6,857)          --          (253)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                     450           74           --            --
                                                           ------------  -----------     --------     ---------
                                                                (10,988)      (6,783)          --          (502)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         (4,586,021)  (2,185,522)      16,825        (9,775)
                                                           ------------  -----------     --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (11,819,411)    (673,138)     (36,631)     (105,826)
                                                           ------------  -----------     --------     ---------
NET ASSETS AT DECEMBER 31, 2011                            $ 21,896,209  $30,102,862     $185,334     $ 875,155
                                                           ============  ===========     ========     =========

                                                             AMERICAN     AMERICAN                    AMERICAN
                                                            CENTURY VP   CENTURY VP     AMERICAN        FUNDS       AMERICAN
                                                            INFLATION    INFLATION     CENTURY VP      GLOBAL         FUNDS
                                                            PROTECTION   PROTECTION  INTERNATIONAL     GROWTH        GROWTH
                                                              CLASS I     CLASS II      CLASS I        CLASS 2       CLASS 2
                                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                           -----------  -----------  -------------  ------------  ------------
NET ASSETS JANUARY 1, 2010                                 $ 7,299,190  $ 7,026,663     $27,218     $ 94,827,191  $600,119,250
Changes From Operations:
   - Net investment income (loss)                               87,025       39,592         313          406,585    (1,771,509)
   - Net realized gain (loss) on investments                    45,063       44,111         382         (833,580)   (7,910,575)
   - Net change in unrealized appreciation or
     depreciation on investments                               273,477      211,001       1,707        9,480,041   107,898,462
                                                           -----------  -----------     -------     ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  405,565      294,704       2,402        9,053,046    98,216,378
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        769,027    2,078,132       1,667        7,716,614    40,696,073
   - Contract withdrawals & transfers to annuity reserves   (1,368,116)    (623,297)     (1,982)     (10,369,132)  (67,508,207)
   - Contract transfers                                      8,691,126    1,396,432      (5,943)      (5,595,663)  (20,672,377)
                                                           -----------  -----------     -------     ------------  ------------
                                                             8,092,037    2,851,267      (6,258)      (8,248,181)  (47,484,511)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                    --      136,462          --          238,724       189,798
   - Annuity Payments                                          121,901     (145,414)         --          (70,524)     (603,921)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 (3,799)         215          --           (6,084)       30,070
                                                           -----------  -----------     -------     ------------  ------------
                                                               118,102       (8,737)         --          162,116      (384,053)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                              8,210,139    2,842,530      (6,258)      (8,086,065)  (47,868,564)
                                                           -----------  -----------     -------     ------------  ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                      8,615,704    3,137,234      (3,856)         966,981    50,347,814
                                                           -----------  -----------     -------     ------------  ------------

NET ASSETS AT DECEMBER 31, 2010                             15,914,894   10,163,897      23,362       95,794,172   650,467,064
Changes From Operations:
   - Net investment income (loss)                              731,553      338,759         107          244,623    (2,551,906)
   - Net realized gain (loss) on investments                   325,709      280,730         246          333,901     1,823,344
   - Net change in unrealized appreciation or
     depreciation on investments                             1,163,624      542,094      (6,941)      (9,453,466)  (29,895,232)
                                                           -----------  -----------     -------     ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                2,220,886    1,161,583      (6,588)      (8,874,942)  (30,623,794)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        967,183    2,046,436       1,320        6,667,921    34,192,698
   - Contract withdrawals & transfers to annuity reserves   (2,279,587)  (1,069,039)     (3,959)      (9,169,362)  (62,336,118)
   - Contract transfers                                     16,141,798      805,875      24,558       (4,155,567)  (31,487,919)
                                                           -----------  -----------     -------     ------------  ------------
                                                            14,829,394    1,783,272      21,919       (6,657,008)  (59,631,339)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                    --      149,891          --           (5,015)        5,556
   - Annuity Payments                                           93,398     (143,253)         --          (72,055)     (627,889)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                    915           75          --            2,865       (12,354)
                                                           -----------  -----------     -------     ------------  ------------
                                                                94,313        6,713          --          (74,205)     (634,687)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        14,923,707    1,789,985      21,919       (6,731,213)  (60,266,026)
                                                           -----------  -----------     -------     ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     17,144,593    2,951,568      15,331      (15,606,155)  (90,889,820)
                                                           -----------  -----------     -------     ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                            $33,059,487  $13,115,465     $38,693     $ 80,188,017  $559,577,244
                                                           ===========  ===========     =======     ============  ============

                                                              AMERICAN       AMERICAN       BLACKROCK        BLACKROCK
                                                                FUNDS         FUNDS          GLOBAL           GLOBAL
                                                           GROWTH-INCOME  INTERNATIONAL  ALLOCATION V.I.  ALLOCATION V.I.
                                                               CLASS 2       CLASS 2         CLASS I         CLASS III
                                                             SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                           -------------  -------------  ---------------  ---------------
NET ASSETS JANUARY 1, 2010                                  $199,162,564   $310,460,495    $ 6,097,926       $  887,701
Changes From Operations:
   - Net investment income (loss)                                909,272      2,938,095         85,527           23,723
   - Net realized gain (loss) on investments                  (3,002,905)      (579,864)       121,186           36,538
   - Net change in unrealized appreciation or
     depreciation on investments                              21,892,036     14,537,074      1,234,344          324,034
                                                            ------------   ------------    -----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 19,798,403     16,895,305      1,441,057          384,295
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       17,412,390     22,418,139      1,583,344        2,358,858
   - Contract withdrawals & transfers to annuity reserves    (21,363,678)   (32,203,195)    (1,659,656)        (334,635)
   - Contract transfers                                       (1,168,340)   (13,305,074)    11,623,582        2,125,958
                                                            ------------   ------------    -----------       ----------
                                                              (5,119,628)   (23,090,130)    11,547,270        4,150,181
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                 203,601         62,336             --           54,611
   - Annuity Payments                                           (250,352)      (227,575)        39,824          (54,611)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                    1,991          5,556            459               --
                                                            ------------   ------------    -----------       ----------
                                                                 (44,760)      (159,683)        40,283               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (5,164,388)   (23,249,813)    11,587,553        4,150,181
                                                            ------------   ------------    -----------       ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                       14,634,015     (6,354,508)    13,028,610        4,534,476
                                                            ------------   ------------    -----------       ----------

NET ASSETS AT DECEMBER 31, 2010                              213,796,579    304,105,987     19,126,536        5,422,177
Changes From Operations:
   - Net investment income (loss)                              1,008,295      1,929,454        318,454          130,175
   - Net realized gain (loss) on investments                  (1,354,127)       847,036        613,026          262,045
   - Net change in unrealized appreciation or
     depreciation on investments                              (5,311,007)   (44,874,194)    (2,023,035)        (886,500)
                                                            ------------   ------------    -----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 (5,656,839)   (42,097,704)    (1,091,555)        (494,280)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       15,396,712     18,444,184      1,755,816        2,546,625
   - Contract withdrawals & transfers to annuity reserves    (20,748,508)   (27,916,637)    (1,540,647)        (465,502)
   - Contract transfers                                      (11,135,049)   (16,103,403)     4,700,675        1,791,289
                                                            ------------   ------------    -----------       ----------
                                                             (16,486,845)   (25,575,856)     4,915,844        3,872,412
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                  93,839         18,199             --          244,523
   - Annuity Payments                                           (257,361)      (217,881)        77,861         (109,050)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                   (6,050)        (1,368)        (7,783)              17
                                                            ------------   ------------    -----------       ----------
                                                                (169,572)      (201,050)        70,078          135,490
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         (16,656,417)   (25,776,906)     4,985,922        4,007,902
                                                            ------------   ------------    -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (22,313,256)   (67,874,610)     3,894,367        3,513,622
                                                            ------------   ------------    -----------       ----------
NET ASSETS AT DECEMBER 31, 2011                             $191,483,323   $236,231,377    $23,020,903       $8,935,799
                                                            ============   ============    ===========       ==========

See accompanying notes.

                                                    DELAWARE        DELAWARE       DELAWARE
                                                      VIP             VIP            VIP          DELAWARE
                                                  DIVERSIFIED     DIVERSIFIED      EMERGING         VIP
                                                     INCOME          INCOME        MARKETS       HIGH YIELD
                                                 STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 --------------  -------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                         $172,760,085    $38,590,210     $3,083,527     $35,006,080
Changes From Operations:
   - Net investment income (loss)                     6,650,869      1,466,354        (14,831)      2,336,205
   - Net realized gain (loss) on investments          2,398,369        492,459        (16,837)        773,151
   - Net change in unrealized appreciation or
     depreciation on investments                      3,054,891        803,076        492,744       1,688,792
                                                   ------------    -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   12,104,129      2,761,889        461,076       4,798,148
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               8,149,372      9,606,500        255,284       1,592,831
   - Contract withdrawals & transfers to
     annuity reserves                               (22,084,399)    (4,878,274)      (425,752)     (4,793,185)
   - Contract transfers                               9,453,610      3,038,918        (80,770)      1,457,819
                                                   ------------    -----------     ----------     -----------
                                                     (4,481,417)     7,767,144       (251,238)     (1,742,535)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        509,185             --             --          24,372
   - Annuity Payments                                  (284,215)       (12,629)        (1,704)        (26,208)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               (19,641)           254             12           1,002
                                                   ------------    -----------     ----------     -----------
                                                        205,329        (12,375)        (1,692)           (834)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (4,276,088)     7,754,769       (252,930)     (1,743,369)
                                                   ------------    -----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               7,828,041     10,516,658        208,146       3,054,779
                                                   ------------    -----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                     180,588,126     49,106,868      3,291,673      38,060,859
Changes From Operations:
   - Net investment income (loss)                     5,497,412      1,435,104         15,343       3,010,507
   - Net realized gain (loss) on investments          9,406,800      2,414,727         58,900         419,418
   - Net change in unrealized appreciation or
     depreciation on investments                     (5,753,493)    (1,325,576)      (748,777)     (2,979,149)
                                                   ------------    -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    9,150,719      2,524,255       (674,534)        450,776
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               7,005,224      7,678,621        327,473       1,448,995
   - Contract withdrawals & transfers to
     annuity reserves                               (18,439,962)    (5,115,956)      (151,696)     (5,019,411)
   - Contract transfers                              (3,362,821)    (1,040,019)      (186,991)      1,408,620
                                                   ------------    -----------     ----------     -----------
                                                    (14,797,559)     1,522,646        (11,214)     (2,161,796)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        478,546         77,983             --          95,397
   - Annuity Payments                                  (354,435)       (16,847)        (1,766)        (24,745)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                12,262         (2,421)            11          (6,533)
                                                   ------------    -----------     ----------     -----------
                                                        136,373         58,715         (1,755)         64,119
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (14,661,186)     1,581,361        (12,969)     (2,097,677)
                                                   ------------    -----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (5,510,467)     4,105,616       (687,503)     (1,646,901)
                                                   ------------    -----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2011                    $175,077,659    $53,212,484     $2,604,170     $36,413,958
                                                   ============    ===========     ==========     ===========

                                                                   DELAWARE
                                                                     VIP
                                                    DELAWARE     LIMITED-TERM                                     DELAWARE
                                                      VIP         DIVERSIFIED      DELAWARE        DELAWARE      VIP SMALL
                                                   HIGH YIELD       INCOME         VIP REIT        VIP REIT      CAP VALUE
                                                 SERVICE CLASS   SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  --------------  --------------  -------------  -------------
NET ASSETS JANUARY 1, 2010                          $4,806,337      $1,646,980    $ 96,403,216    $ 9,800,403   $190,397,545
Changes From Operations:
   - Net investment income (loss)                      335,415          18,957       1,859,606        176,536     (1,108,097)
   - Net realized gain (loss) on investments            70,997          31,319      (7,212,333)      (291,434)     1,452,734
   - Net change in unrealized appreciation or
     depreciation on investments                       286,509          10,428      29,362,020      2,751,137     55,986,392
                                                    ----------      ----------    ------------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     692,921          60,704      24,009,293      2,636,239     56,331,029
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,253,527         703,632       4,970,009      2,106,652     13,291,876
   - Contract withdrawals & transfers to
     annuity reserves                                 (743,280)       (166,799)    (12,139,193)    (1,018,463)   (24,241,900)
   - Contract transfers                               (126,398)        374,038       3,017,105         72,960      5,495,204
                                                    ----------      ----------    ------------    -----------   ------------
                                                       383,849         910,871      (4,152,079)     1,161,149     (5,454,820)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --              --         (25,193)            --         60,873
   - Annuity Payments                                       --              --         (79,036)            --       (135,285)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --           4,405             --          6,924
                                                    ----------      ----------    ------------    -----------   ------------
                                                            --              --         (99,824)            --        (67,488)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              383,849         910,871      (4,251,903)     1,161,149     (5,522,308)
                                                    ----------      ----------    ------------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,076,770         971,575      19,757,390      3,797,388     50,808,721
                                                    ----------      ----------    ------------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2010                      5,883,107       2,618,555     116,160,606     13,597,791    241,206,266
Changes From Operations:
   - Net investment income (loss)                      448,923          12,244         688,008         47,645     (1,616,414)
   - Net realized gain (loss) on investments            30,924          54,666      (4,148,171)      (187,971)     6,417,267
   - Net change in unrealized appreciation or
     depreciation on investments                      (421,763)        (27,126)     14,382,568      1,433,339    (10,748,944)
                                                    ----------      ----------    ------------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      58,084          39,784      10,922,405      1,293,013     (5,948,091)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,550,282         217,037       4,582,502      2,178,912     12,251,694
   - Contract withdrawals & transfers to
     annuity reserves                                 (636,931)       (528,142)    (10,931,611)    (1,577,246)   (23,036,312)
   - Contract transfers                                151,447         323,791      (2,133,784)       (34,827)   (13,095,536)
                                                    ----------      ----------    ------------    -----------   ------------
                                                     1,064,798          12,686      (8,482,893)       566,839    (23,880,154)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --              --         115,154             --        180,020
   - Annuity Payments                                       --              --         (84,864)            --       (163,310)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --          (2,160)            --           (796)
                                                    ----------      ----------    ------------    -----------   ------------
                                                            --              --          28,130             --         15,914
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,064,798          12,686      (8,454,763)       566,839    (23,864,240)
                                                    ----------      ----------    ------------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,122,882          52,470       2,467,642      1,859,852    (29,812,331)
                                                    ----------      ----------    ------------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2011                     $7,005,989      $2,671,025    $118,628,248    $15,457,643   $211,393,935
                                                    ==========      ==========    ============    ===========   ============

                                                    DELAWARE        DELAWARE
                                                    VIP SMID        VIP SMID       DELAWARE        DELAWARE
                                                   CAP GROWTH      CAP GROWTH     VIP TREND       VIP TREND
                                                 STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 --------------  -------------  --------------  -------------
NET ASSETS JANUARY 1, 2010                         $         --    $        --   $ 178,594,102    $ 5,485,739
Changes From Operations:
   - Net investment income (loss)                      (494,664)       (18,371)     (1,430,033)       (48,249)
   - Net realized gain (loss) on investments            159,890          9,138      19,815,085        785,277
   - Net change in unrealized appreciation or
     depreciation on investments                     27,059,639        993,015      15,010,107        414,913
                                                   ------------    -----------   -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   26,724,865        983,782      33,395,159      1,151,941
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               1,549,898        277,449       5,485,591      1,062,560
   - Contract withdrawals & transfers to
     annuity reserves                                (5,056,018)      (162,037)    (15,436,560)      (511,717)
   - Contract transfers                             202,751,202      7,647,922    (201,219,586)    (7,188,523)
                                                   ------------    -----------   -------------    -----------
                                                    199,245,082      7,763,334    (211,170,555)    (6,637,680)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                             --             --         (22,372)            --
   - Annuity Payments                                   726,100             --        (796,334)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 2,016             --              --             --
                                                   ------------    -----------   -------------    -----------
                                                        728,116             --        (818,706)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           199,973,198      7,763,334    (211,989,261)    (6,637,680)
                                                   ------------    -----------   -------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             226,698,063      8,747,116    (178,594,102)    (5,485,739)
                                                   ------------    -----------   -------------    -----------
NET ASSETS AT DECEMBER 31, 2010                     226,698,063      8,747,116              --             --
Changes From Operations:
   - Net investment income (loss)                       (71,325)       (25,164)             --             --
   - Net realized gain (loss) on investments         11,529,227        379,909              --             --
   - Net change in unrealized appreciation or
     depreciation on investments                      4,353,238        183,429              --             --
                                                   ------------    -----------   -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   15,811,140        538,174              --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               6,917,976      1,679,191              --             --
   - Contract withdrawals & transfers to
     annuity reserves                               (23,650,849)    (1,073,560)             --             --
   - Contract transfers                                 770,997      1,003,658              --             --
                                                   ------------    -----------   -------------    -----------
                                                    (15,961,876)     1,609,289              --             --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        118,237             --              --             --
   - Annuity Payments                                  (121,644)            --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                (7,581)            --              --             --
                                                   ------------    -----------   -------------    -----------
                                                        (10,988)            --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (15,972,864)     1,609,289              --             --
                                                   ------------    -----------   -------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (161,724)     2,147,463              --             --
                                                   ------------    -----------   -------------    -----------
NET ASSETS AT DECEMBER 31, 2011                    $226,536,339    $10,894,579   $          --    $        --
                                                   ============    ===========   =============    ===========

See accompanying notes.

                                                                                                   DWS VIP
                                                                                                 ALTERNATIVE
                                                    DELAWARE                                        ASSET
                                                    VIP U.S.        DELAWARE       DELAWARE      ALLOCATION
                                                     GROWTH        VIP VALUE       VIP VALUE        PLUS
                                                  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS     CLASS A
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  -------------  --------------  -------------  ------------
NET ASSETS JANUARY 1, 2010                           $ 72,566     $110,211,217     $ 8,709,861   $  603,453
Changes From Operations:
   - Net investment income (loss)                        (839)       1,578,327         105,500        1,048
   - Net realized gain (loss) on investments             (101)      (2,342,864)       (126,171)      17,046
   - Net change in unrealized appreciation or
     depreciation on investments                        9,449       15,437,366       1,356,088      135,523
                                                     --------     ------------     -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      8,509       14,672,829       1,335,417      153,617
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    43        5,080,936       2,075,503      197,501
   - Contract withdrawals & transfers to
     annuity reserves                                  (4,962)     (10,957,798)     (1,148,538)    (139,085)
   - Contract transfers                                    79       (4,569,132)        (13,810)   1,289,705
                                                     --------     ------------     -----------   ----------
                                                       (4,840)     (10,445,994)        913,155    1,348,121
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --           87,960              --           --
   - Annuity Payments                                      --         (140,570)             --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           12,229              --           --
                                                     --------     ------------     -----------   ----------
                                                           --          (40,381)             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (4,840)     (10,486,375)        913,155    1,348,121
                                                     --------     ------------     -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 3,669        4,186,454       2,248,572    1,501,738
                                                     --------     ------------     -----------   ----------
NET ASSETS AT DECEMBER 31, 2010                        76,235      114,397,671      10,958,433    2,105,191
Changes From Operations:
   - Net investment income (loss)                      (1,189)       1,156,113          80,982        7,805
   - Net realized gain (loss) on investments            2,777         (194,894)        (12,253)      36,467
   - Net change in unrealized appreciation or
     depreciation on investments                        1,180        8,477,341         865,019     (168,014)
                                                     --------     ------------     -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      2,768        9,438,560         933,748     (123,742)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    65        4,563,097       2,158,512      292,740
   - Contract withdrawals & transfers to
     annuity reserves                                  (4,478)     (11,352,037)     (1,243,804)    (330,029)
   - Contract transfers                                33,824        2,357,078         256,817    1,134,093
                                                     --------     ------------     -----------   ----------
                                                       29,411       (4,431,862)      1,171,525    1,096,804
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --          (22,392)             --           --
   - Annuity Payments                                      --         (171,651)             --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            5,677              --           --
                                                     --------     ------------     -----------   ----------
                                                           --         (188,366)             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              29,411       (4,620,228)      1,171,525    1,096,804
                                                     --------     ------------     -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                32,179        4,818,332       2,105,273      973,062
                                                     --------     ------------     -----------   ----------
NET ASSETS AT DECEMBER 31, 2011                      $108,414     $119,216,003     $13,063,706   $3,078,253
                                                     ========     ============     ===========   ==========

                                                     DWS VIP
                                                   ALTERNATIVE
                                                      ASSET        DWS VIP       DWS VIP       DWS VIP       DWS VIP
                                                   ALLOCATION     EQUITY 500   EQUITY 500     SMALL CAP     SMALL CAP
                                                      PLUS          INDEX         INDEX         INDEX         INDEX
                                                     CLASS B       CLASS A       CLASS B       CLASS A       CLASS B
                                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 -------------  ------------  ------------  ------------  ------------
NET ASSETS JANUARY 1, 2010                          $ 76,941    $162,616,209   $ 7,142,483   $38,206,851    $3,747,270
Changes From Operations:
   - Net investment income (loss)                       (420)      1,454,207        44,667       (23,035)      (16,044)
   - Net realized gain (loss) on investments           2,258      (1,325,911)       (3,100)     (925,815)      (31,662)
   - Net change in unrealized appreciation or
     depreciation on investments                      25,008      20,050,180     1,154,670     9,758,389     1,059,671
                                                    --------    ------------   -----------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    26,846      20,178,476     1,196,237     8,809,539     1,011,965
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              265,497       7,569,073     2,654,739     1,620,404       924,458
   - Contract withdrawals & transfers to
     annuity reserves                                (54,079)    (16,517,420)     (472,364)   (4,787,231)     (385,632)
   - Contract transfers                               77,186      (7,187,214)      (79,563)       24,635         8,966
                                                    --------    ------------   -----------   -----------    ----------
                                                     288,604     (16,135,561)    2,102,812    (3,142,192)      547,792
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --         (21,084)           --        35,999            --
   - Annuity Payments                                     --        (230,418)           --       (37,206)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --           5,495            --         2,821            --
                                                    --------    ------------   -----------   -----------    ----------
                                                          --        (246,007)           --         1,614            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            288,604     (16,381,568)    2,102,812    (3,140,578)      547,792
                                                    --------    ------------   -----------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              315,450       3,796,908     3,299,049     5,668,961     1,559,757
                                                    --------    ------------   -----------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                      392,391     166,413,117    10,441,532    43,875,812     5,307,027
Changes From Operations:
   - Net investment income (loss)                       (850)      1,142,528        42,387       (53,331)      (22,139)
   - Net realized gain (loss) on investments           3,777         876,193        35,853       181,912        26,969
   - Net change in unrealized appreciation or
     depreciation on investments                     (39,677)       (522,843)      (46,780)   (2,261,318)     (299,957)
                                                    --------    ------------   -----------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (36,750)      1,495,878        31,460    (2,132,737)     (295,127)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              444,425       6,455,021     3,041,031     1,356,462       834,544
   - Contract withdrawals & transfers to
     annuity reserves                                (22,329)    (15,828,679)     (768,296)   (3,818,705)     (444,834)
   - Contract transfers                              177,684      (4,556,990)      (19,673)   (2,751,252)     (184,979)
                                                    --------    ------------   -----------   -----------    ----------
                                                     599,780     (13,930,648)    2,253,062    (5,213,495)      204,731
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --              --            --        24,559            --
   - Annuity Payments                                     --        (245,877)           --       (39,085)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --             592            --           955            --
                                                    --------    ------------   -----------   -----------    ----------
                                                          --        (245,285)           --       (13,571)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            599,780     (14,175,933)    2,253,062    (5,227,066)      204,731
                                                    --------    ------------   -----------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              563,030     (12,680,055)    2,284,522    (7,359,803)      (90,396)
                                                    --------    ------------   -----------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                     $955,421    $153,733,062   $12,726,054   $36,516,009    $5,216,631
                                                    ========    ============   ===========   ===========    ==========

                                                                 FIDELITY VIP                 FIDELITY VIP
                                                  FIDELITY VIP    CONTRAFUND    FIDELITY VIP     GROWTH
                                                   CONTRAFUND       SERVICE        GROWTH        SERVICE
                                                  SERVICE CLASS     CLASS 2    SERVICE CLASS     CLASS 2
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 --------------  ------------  -------------  ------------
NET ASSETS JANUARY 1, 2010                         $213,580,220   $28,051,498    $55,044,200    $3,312,066
Changes From Operations:
   - Net investment income (loss)                       133,706        26,750       (459,307)      (37,077)
   - Net realized gain (loss) on investments         (5,469,613)     (158,678)    (2,547,537)         (216)
   - Net change in unrealized appreciation or
     depreciation on investments                     36,745,973     5,014,455     14,733,419       884,496
                                                   ------------   -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   31,410,066     4,882,527     11,726,575       847,203
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              10,020,118     7,372,686      2,665,513     1,118,996
   - Contract withdrawals & transfers to
     annuity reserves                               (23,395,165)   (3,066,618)    (5,817,008)     (422,860)
   - Contract transfers                              (6,333,824)     (575,584)      (833,387)      (69,253)
                                                   ------------   -----------    -----------    ----------
                                                    (19,708,871)    3,730,484     (3,984,882)      626,883
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        188,025            --        (12,032)           --
   - Annuity Payments                                  (259,763)           --        (24,056)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                11,843            --            952            --
                                                   ------------   -----------    -----------    ----------
                                                        (59,895)           --        (35,136)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (19,768,766)    3,730,484     (4,020,018)      626,883
                                                   ------------   -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              11,641,300     8,613,011      7,706,557     1,474,086
                                                   ------------   -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                     225,221,520    36,664,509     62,750,757     4,786,152
Changes From Operations:
   - Net investment income (loss)                      (272,304)      (65,957)      (478,564)      (46,538)
   - Net realized gain (loss) on investments         (1,794,592)      (46,611)    (1,373,851)       84,780
   - Net change in unrealized appreciation or
     depreciation on investments                     (5,442,421)   (1,378,974)     1,310,680      (110,727)
                                                   ------------   -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (7,509,317)   (1,491,542)      (541,735)      (72,485)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               8,811,576     6,997,039      2,599,478     1,202,448
   - Contract withdrawals & transfers to
     annuity reserves                               (21,289,879)   (3,596,350)    (5,946,253)     (432,051)
   - Contract transfers                              (5,727,528)     (814,532)    (1,328,620)       83,201
                                                   ------------   -----------    -----------    ----------
                                                    (18,205,831)    2,586,157     (4,675,395)      853,598
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        (40,635)           --        141,148            --
   - Annuity Payments                                  (204,905)           --        (35,866)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 3,548            --         (7,819)           --
                                                   ------------   -----------    -----------    ----------
                                                       (241,992)           --         97,463            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (18,447,823)    2,586,157     (4,577,932)      853,598
                                                   ------------   -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (25,957,140)    1,094,615     (5,119,667)      781,113
                                                   ------------   -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                    $199,264,380   $37,759,124    $57,631,090    $5,567,265
                                                   ============   ===========    ===========    ==========

See accompanying notes.

                                                                                FTVIPT      FTVIPT       FTVIPT
                                                                FIDELITY VIP   FRANKLIN     MUTUAL     TEMPLETON
                                                                   MID CAP      INCOME      SHARES    GLOBAL BOND
                                                                   SERVICE    SECURITIES  SECURITIES   SECURITIES
                                                                   CLASS 2      CLASS 2     CLASS 2     CLASS 2
                                                                 SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                                ------------  ----------  ----------  -----------
NET ASSETS JANUARY 1, 2010                                       $2,324,412   $1,671,551  $1,313,135   $4,896,774
Changes From Operations:
   - Net investment income (loss)                                   (27,643)      96,608       5,925       12,368
   - Net realized gain (loss) on investments                         26,111      (14,028)    (19,086)     101,904
   - Net change in unrealized appreciation or
     depreciation on investments                                    665,205      116,090     153,409      497,640
                                                                 ----------   ----------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       663,673      198,670     140,248      611,912
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             161,202      139,725     223,900       15,324
   - Contract withdrawals & transfers to annuity reserves          (154,618)    (138,812)   (111,519)    (356,213)
   - Contract transfers                                             207,135      104,381      29,075     (109,808)
                                                                 ----------   ----------  ----------   ----------
                                                                    213,719      105,294     141,456     (450,697)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                         --           --          --           --
   - Annuity Payments                                                    --           --          --           --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                          --           --          --           --
                                                                 ----------   ----------  ----------   ----------
                                                                         --           --          --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     213,719      105,294     141,456     (450,697)
                                                                 ----------   ----------  ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             877,392      303,964     281,704      161,215
                                                                 ----------   ----------  ----------   ----------
NET ASSETS AT DECEMBER 31, 2010                                   3,201,804    1,975,515   1,594,839    5,057,989
Changes From Operations:
   - Net investment income (loss)                                   (35,336)      84,606      23,521      223,150
   - Net realized gain (loss) on investments                         94,758        1,899      (1,554)     105,767
   - Net change in unrealized appreciation or
     depreciation on investments                                   (430,264)     (64,987)    (67,666)    (457,333)
                                                                 ----------   ----------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      (370,842)      21,518     (45,699)    (128,416)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             200,388       23,593     381,457       24,134
   - Contract withdrawals & transfers to annuity reserves          (182,257)    (219,518)    (55,580)    (273,868)
   - Contract transfers                                             (84,964)     107,788      44,660      453,949
                                                                 ----------   ----------  ----------   ----------
                                                                    (66,833)     (88,137)    370,537      204,215
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                     20,052           --          --           --
   - Annuity Payments                                                (2,887)          --          --           --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                           2           --          --           --
                                                                 ----------   ----------  ----------   ----------
                                                                     17,167           --          --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (49,666)     (88,137)    370,537      204,215
                                                                 ----------   ----------  ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (420,508)     (66,619)    324,838       75,799
                                                                 ----------   ----------  ----------   ----------
NET ASSETS AT DECEMBER 31, 2011                                  $2,781,296   $1,908,896  $1,919,677   $5,133,788
                                                                 ==========   ==========  ==========   ==========

                                                                                          JANUS ASPEN
                                                                           INVESCO V.I.      SERIES       LVIP BARON
                                                            INVESCO V.I.  INTERNATIONAL    WORLDWIDE       GROWTH       LVIP CAPITAL
                                                             CORE EQUITY      GROWTH     INSTITUTIONAL  OPPORTUNITIES     GROWTH
                                                              SERIES I       SERIES I        CLASS      SERVICE CLASS  SERVICE CLASS
                                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                            ------------  -------------  -------------  -------------  -------------
NET ASSETS JANUARY 1, 2010                                    $ 58,782      $ 145,153       $189,149     $125,909,741     $10,645
Changes From Operations:
   - Net investment income (loss)                                 (187)           586           (201)      (1,293,355)       (101)
   - Net realized gain (loss) on investments                       633         25,024            644        1,743,905        (178)
   - Net change in unrealized appreciation or
     depreciation on investments                                 2,971        (21,086)        23,503       29,199,100       1,867
                                                              --------      ---------       --------     ------------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    3,417          4,524         23,946       29,649,650       1,588
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                          1,481             81         22,995        9,017,442          --
   - Contract withdrawals & transfers to annuity reserves      (11,325)       (28,694)        (4,995)     (15,716,341)     (1,025)
   - Contract transfers                                         (4,176)       (65,409)       (40,987)      (3,572,144)         --
                                                              --------      ---------       --------     ------------     -------
                                                               (14,020)       (94,022)       (22,987)     (10,271,043)     (1,025)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                    --             --             --           25,351          --
   - Annuity Payments                                               --             --         (2,801)         (43,142)         --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                     --             --            608            1,328          --
                                                              --------      ---------       --------     ------------     -------
                                                                    --             --         (2,193)         (16,463)         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (14,020)       (94,022)       (25,180)     (10,287,506)     (1,025)
                                                              --------      ---------       --------     ------------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (10,603)       (89,498)        (1,234)      19,362,144         563
                                                              --------      ---------       --------     ------------     -------
NET ASSETS AT DECEMBER 31, 2010                                 48,179         55,655        187,915      145,271,885      11,208
Changes From Operations:
   - Net investment income (loss)                                 (136)            92           (195)      (1,474,425)       (117)
   - Net realized gain (loss) on investments                       618            940          2,073        4,598,568          38
   - Net change in unrealized appreciation or
     depreciation on investments                                  (884)        (4,870)       (26,810)       1,091,861      (1,245)
                                                              --------      ---------       --------     ------------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (402)        (3,838)       (24,932)       4,216,004      (1,324)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             --             70         23,651        8,477,850          --
   - Contract withdrawals & transfers to annuity reserves       (5,364)        (1,532)        (3,296)     (13,934,228)       (252)
   - Contract transfers                                          9,896          3,794        (13,868)      (4,474,549)      2,000
                                                              --------      ---------       --------     ------------     -------
                                                                 4,532          2,332          6,487       (9,930,927)      1,748
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                    --            136             --            1,567          --
   - Annuity Payments                                               --           (136)        (2,886)         (49,475)         --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                     --             --            504            1,522          --
                                                              --------      ---------       --------     ------------     -------
                                                                    --             --         (2,382)         (46,386)         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  4,532          2,332          4,105       (9,977,313)      1,748
                                                              --------      ---------       --------     ------------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          4,130         (1,506)       (20,827)      (5,761,309)        424
                                                              --------      ---------       --------     ------------     -------
NET ASSETS AT DECEMBER 31, 2011                               $ 52,309      $  54,149       $167,088     $139,510,576     $11,632
                                                              ========      =========       ========     ============     =======

                                                                 LVIP            LVIP           LVIP
                                                            COHEN & STEERS  COHEN & STEERS    COLUMBIA         LVIP
                                                                GLOBAL          GLOBAL         VALUE         DELAWARE
                                                              REAL ESTATE     REAL ESTATE   OPPORTUNITIES       BOND
                                                            STANDARD CLASS   SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                              SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                            --------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                                    $ 5,814,988     $1,869,424       $177,941     $352,396,046
Changes From Operations:
   - Net investment income (loss)                                 (66,615)       (24,913)        (1,945)       8,433,024
   - Net realized gain (loss) on investments                      (12,416)        25,408         (7,904)      11,461,993
   - Net change in unrealized appreciation or
     depreciation on investments                                1,123,288        369,436         43,536        5,733,221
                                                              -----------     ----------       --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   1,044,257        369,931         33,687       25,628,238
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                           374,816        631,079          1,042       14,145,732
   - Contract withdrawals & transfers to annuity reserves        (832,077)      (167,016)       (11,512)     (43,412,142)
   - Contract transfers                                         1,567,992        253,293        (20,087)         511,742
                                                              -----------     ----------       --------     ------------
                                                                1,110,731        717,356        (30,557)     (28,754,668)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                   56,643             --             --          315,565
   - Annuity Payments                                              (7,474)            --             --         (728,362)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                    (1,785)            --             --          (38,636)
                                                              -----------     ----------       --------     ------------
                                                                   47,384             --             --         (451,433)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 1,158,115        717,356        (30,557)     (29,206,101)
                                                              -----------     ----------       --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         2,202,372      1,087,287          3,130       (3,577,863)
                                                              -----------     ----------       --------     ------------
NET ASSETS AT DECEMBER 31, 2010                                 8,017,360      2,956,711        181,071      348,818,183
Changes From Operations:
   - Net investment income (loss)                                 (81,262)       (33,971)        (2,438)       7,811,857
   - Net realized gain (loss) on investments                       86,271         48,155          4,481       12,134,028
   - Net change in unrealized appreciation or
     depreciation on investments                                 (830,376)      (346,420)        (8,722)       1,443,386
                                                              -----------     ----------       --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    (825,367)      (332,236)        (6,679)      21,389,271
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                           412,510        603,931             --       10,628,622
   - Contract withdrawals & transfers to annuity reserves      (1,014,333)      (228,744)        (2,613)     (34,231,597)
   - Contract transfers                                           941,008         65,657         29,027      (11,334,915)
                                                              -----------     ----------       --------     ------------
                                                                  339,185        440,844         26,414      (34,937,890)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                    4,504             --             --          (91,624)
   - Annuity Payments                                             (10,109)            --             --         (736,329)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                       498             --             --          (59,667)
                                                              -----------     ----------       --------     ------------
                                                                   (5,107)            --             --         (887,620)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                   334,078        440,844         26,414      (35,825,510)
                                                              -----------     ----------       --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (491,289)       108,608         19,735      (14,436,239)
                                                              -----------     ----------       --------     ------------
NET ASSETS AT DECEMBER 31, 2011                               $ 7,526,071     $3,065,319       $200,806     $334,381,944
                                                              ===========     ==========       ========     ============

See accompanying notes.

                                                                                         LVIP            LVIP
                                                                          LVIP         DELAWARE        DELAWARE
                                                           LVIP         DELAWARE      FOUNDATION      FOUNDATION
                                                         DELAWARE     DIVERSIFIED     AGGRESSIVE      AGGRESSIVE
                                                           BOND      FLOATING RATE    ALLOCATION      ALLOCATION
                                                      SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                      -------------  -------------  --------------  -------------
NET ASSETS JANUARY 1, 2010                             $17,489,129      $     --     $145,249,902     $2,362,699
Changes From Operations:
   - Net investment income (loss)                          464,519            --        2,305,873         40,958
   - Net realized gain (loss) on investments               480,701            --       (2,079,120)       (24,610)
   - Net change in unrealized appreciation or
     depreciation on investments                           350,210            --       14,592,234        265,817
                                                       -----------      --------     ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            1,295,430            --       14,818,987        282,165
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  4,770,542            --        3,379,970        665,012
   - Contract withdrawals & transfers to annuity
     reserves                                           (2,102,962)           --      (15,159,474)      (230,387)
   - Contract transfers                                    682,633            --       (6,438,629)      (154,822)
                                                       -----------      --------     ------------     ----------
                                                         3,350,213            --      (18,218,133)       279,803
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --            --               --             --
   - Annuity Payments                                           --            --         (125,612)            --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --            --           12,811             --
                                                       -----------      --------     ------------     ----------
                                                                --            --         (112,801)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                3,350,213            --      (18,330,934)       279,803
                                                       -----------      --------     ------------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  4,645,643            --       (3,511,947)       561,968
                                                       -----------      --------     ------------     ----------
NET ASSETS AT DECEMBER 31, 2010                         22,134,772            --      141,737,955      2,924,667
Changes From Operations:
   - Net investment income (loss)                          527,449         6,730        1,389,669         31,346
   - Net realized gain (loss) on investments               651,026          (112)        (333,651)         4,482
   - Net change in unrealized appreciation or
     depreciation on investments                           235,603       (13,466)      (4,703,283)      (148,548)
                                                       -----------      --------     ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            1,414,078        (6,848)      (3,647,265)      (112,720)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  4,479,446        61,297        2,862,305        759,746
   - Contract withdrawals & transfers to annuity
     reserves                                           (2,325,217)       (9,025)     (14,479,561)      (245,822)
   - Contract transfers                                    164,531       529,187       (5,395,917)      (114,084)
                                                       -----------      --------     ------------     ----------
                                                         2,318,760       581,459      (17,013,173)       399,840
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --            --           11,879             --
   - Annuity Payments                                           --        17,883         (129,028)            --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --        (1,230)         (43,953)            --
                                                       -----------      --------     ------------     ----------
                                                                --        16,653         (161,102)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                2,318,760       598,112      (17,174,275)       399,840
                                                       -----------      --------     ------------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,732,838       591,264      (20,821,540)       287,120
                                                       -----------      --------     ------------     ----------
NET ASSETS AT DECEMBER 31, 2011                        $25,867,610      $591,264     $120,916,415     $3,211,787
                                                       ===========      ========     ============     ==========

                                                           LVIP            LVIP           LVIP           LVIP
                                                         DELAWARE        DELAWARE       DELAWARE        DELAWARE         LVIP
                                                        FOUNDATION      FOUNDATION     FOUNDATION      FOUNDATION      DELAWARE
                                                       CONSERVATIVE    CONSERVATIVE     MODERATE        MODERATE      GROWTH AND
                                                        ALLOCATION      ALLOCATION     ALLOCATION      ALLOCATION       INCOME
                                                      STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                      --------------  -------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                             $298,489,104     $3,604,889     $  464,361      $   19,520   $1,059,349,551
Changes From Operations:
   - Net investment income (loss)                         1,972,045         24,500         19,592           5,563         (742,500)
   - Net realized gain (loss) on investments             (3,435,129)       (19,996)         3,159             193      (22,864,432)
   - Net change in unrealized appreciation or
     depreciation on investments                         27,242,666        345,126         68,943          20,175      132,947,779
                                                       ------------     ----------     ----------      ----------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            25,779,582        349,630         91,694          25,931      109,340,847
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   5,913,154        776,398         70,171         273,532       21,462,735
   - Contract withdrawals & transfers to annuity
     reserves                                           (32,358,245)      (294,256)       (44,014)         (2,252)    (149,837,286)
   - Contract transfers                                  (8,076,941)       (67,980)       606,925          55,968      (31,762,951)
                                                       ------------     ----------     ----------      ----------   --------------
                                                        (34,522,032)       414,162        633,082         327,248     (160,137,502)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                             39,621             --          4,931              --          100,394
   - Annuity Payments                                      (262,216)            --           (355)             --       (2,547,223)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                              33,394             --            142              --          162,830
                                                       ------------     ----------     ----------      ----------   --------------
                                                           (189,201)            --          4,718              --       (2,283,999)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (34,711,233)       414,162        637,800         327,248     (162,421,501)
                                                       ------------     ----------     ----------      ----------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (8,931,651)       763,792        729,494         353,179      (53,080,654)
                                                       ------------     ----------     ----------      ----------   --------------
NET ASSETS AT DECEMBER 31, 2010                         289,557,453      4,368,681      1,193,855         372,699    1,006,268,897
Changes From Operations:
   - Net investment income (loss)                        14,795,848        247,110         43,323          14,250          138,866
   - Net realized gain (loss) on investments               (816,777)        (3,829)         6,178             551       (1,930,789)
   - Net change in unrealized appreciation or
     depreciation on investments                        (10,249,422)      (199,700)      (113,314)        (27,198)       5,245,741
                                                       ------------     ----------     ----------      ----------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             3,729,649         43,581        (63,813)        (12,397)       3,453,818
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   5,099,933        838,203        191,152         618,582       19,171,060
   - Contract withdrawals & transfers to annuity
     reserves                                           (28,946,258)      (478,481)      (295,043)        (45,384)     (96,223,341)
   - Contract transfers                                  (8,122,291)      (172,069)     1,561,712         113,714      (35,897,060)
                                                       ------------     ----------     ----------      ----------   --------------
                                                        (31,968,616)       187,653      1,457,821         686,912     (112,949,341)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                             30,337             --             --              --         (303,181)
   - Annuity Payments                                      (313,247)            --           (627)             --       (2,533,203)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                             (16,503)            --           (278)             --         (334,651)
                                                       ------------     ----------     ----------      ----------   --------------
                                                           (299,413)            --           (905)             --       (3,171,035)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (32,268,029)       187,653      1,456,916         686,912     (116,120,376)
                                                       ------------     ----------     ----------      ----------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (28,538,380)       231,234      1,393,103         674,515     (112,666,558)
                                                       ------------     ----------     ----------      ----------   --------------
NET ASSETS AT DECEMBER 31, 2011                        $261,019,073     $4,599,915     $2,586,958      $1,047,214   $  893,602,339
                                                       ============     ==========     ==========      ==========   ==============

                                                                 LVIP           LVIP            LVIP           LVIP
                                                               DELAWARE       DELAWARE        DELAWARE       DELAWARE
                                                              GROWTH AND       SOCIAL          SOCIAL        SPECIAL
                                                                INCOME       AWARENESS       AWARENESS    OPPORTUNITIES
                                                            SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                            -------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                                    $3,174,304    $551,755,780    $ 8,305,134    $407,188,333
Changes From Operations:
   - Net investment income (loss)                                (11,389)     (2,185,680)       (62,425)     (1,162,382)
   - Net realized gain (loss) on investments                     (45,170)     (3,445,723)       (57,770)      4,641,721
   - Net change in unrealized appreciation or
     depreciation on investments                                 432,515      57,096,688      1,008,711     109,108,809
                                                              ----------    ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    375,956      51,465,285        888,516     112,588,148
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                          642,671      13,587,836      1,777,734      12,544,849
   - Contract withdrawals & transfers to annuity
     reserves                                                   (430,122)    (59,652,148)      (732,017)    (46,032,846)
   - Contract transfers                                          (47,769)    (21,499,529)      (422,653)     (1,935,900)
                                                              ----------    ------------    -----------    ------------
                                                                 164,780     (67,563,841)       623,064     (35,423,897)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                      --           2,161             --          78,721
   - Annuity Payments                                                 --        (234,063)            --        (300,453)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                       --          17,352             --          27,853
                                                              ----------    ------------    -----------    ------------
                                                                      --        (214,550)            --        (193,879)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                        164,780     (67,778,391)       623,064     (35,617,776)
                                                              ----------    ------------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          540,736     (16,313,106)     1,511,580      76,970,372
                                                              ----------    ------------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2010                                3,715,040     535,442,674      9,816,714     484,158,705
Changes From Operations:
   - Net investment income (loss)                                 (9,366)     (1,379,566)       (57,791)     (3,184,037)
   - Net realized gain (loss) on investments                       1,395       4,231,932         18,628      48,901,229
   - Net change in unrealized appreciation or
     depreciation on investments                                    (767)     (3,425,175)       (45,325)    (72,731,939)
                                                              ----------    ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (8,738)       (572,809)       (84,488)    (27,014,747)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                          742,675      12,057,665      1,778,924      11,447,135
   - Contract withdrawals & transfers to annuity
     reserves                                                   (399,182)    (49,523,060)      (774,366)    (44,227,490)
   - Contract transfers                                           76,118     (22,712,382)      (323,765)    (20,637,327)
                                                              ----------    ------------    -----------    ------------
                                                                 419,611     (60,177,777)       680,793     (53,417,682)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                      --         (18,263)            --          22,419
   - Annuity Payments                                                 --        (237,469)            --        (331,738)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                       --          (1,751)            --          (5,110)
                                                              ----------    ------------    -----------    ------------
                                                                      --        (257,483)            --        (314,429)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                        419,611     (60,435,260)       680,793     (53,732,111)
                                                              ----------    ------------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          410,873     (61,008,069)       596,305     (80,746,858)
                                                              ----------    ------------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2011                               $4,125,913    $474,434,605    $10,413,019    $403,411,847
                                                              ==========    ============    ===========    ============

See accompanying notes.

                                                      LVIP
                                                    DELAWARE                                     LVIP JANUS
                                                    SPECIAL      LVIP GLOBAL     LVIP GLOBAL       CAPITAL
                                                 OPPORTUNITIES      INCOME         INCOME       APPRECIATION
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                        $14,909,897     $ 2,240,533     $  443,069    $296,244,494
Changes From Operations:
   - Net investment income (loss)                     (99,131)         91,137         29,115        (799,345)
   - Net realized gain (loss) on investments          (66,979)         28,342          9,051      (1,386,115)
   - Net change in unrealized appreciation or
     depreciation on investments                    4,708,137         162,682         57,632      29,857,113
                                                  -----------     -----------     ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  4,542,027         282,161         95,798      27,671,653
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,167,732         210,997        947,461       8,691,529
   - Contract withdrawals & transfers to
     annuity reserves                              (1,902,107)       (549,795)       (89,740)    (30,435,461)
   - Contract transfers                               247,613       3,259,713        778,814      (9,180,437)
                                                  -----------     -----------     ----------    ------------
                                                    1,513,238       2,920,915      1,636,535     (30,924,369)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --              --             --           3,408
   - Annuity Payments                                      --          (5,569)            --        (125,451)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             969             --             539
                                                  -----------     -----------     ----------    ------------
                                                           --          (4,600)            --        (121,504)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,513,238       2,916,315      1,636,535     (31,045,873)
                                                  -----------     -----------     ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,055,265       3,198,476      1,732,333      (3,374,220)
                                                  -----------     -----------     ----------    ------------
NET ASSETS AT DECEMBER 31, 2010                    20,965,162       5,439,009      2,175,402     292,870,274
Changes From Operations:
   - Net investment income (loss)                    (215,239)        284,493         90,617      (2,145,712)
   - Net realized gain (loss) on investments        1,807,920          41,104         39,489       1,368,931
   - Net change in unrealized appreciation or
        depreciation on investments                (3,023,516)       (437,580)      (150,296)    (16,686,228)
                                                  -----------     -----------     ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (1,430,835)       (111,983)       (20,190)    (17,463,009)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,486,212         369,895        966,617       7,273,964
   - Contract withdrawals & transfers to
     annuity reserves                              (1,915,342)     (1,102,626)      (521,584)    (27,122,493)
   - Contract transfers                              (263,802)      3,404,993        500,892     (13,255,003)
                                                  -----------     -----------     ----------    ------------
                                                    1,307,068       2,672,262        945,925     (33,103,532)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --          47,210             --          11,675
   - Annuity Payments                                      --          (8,425)            --        (172,323)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           1,134             --         (13,731)
                                                  -----------     -----------     ----------    ------------
                                                           --          39,919             --        (174,379)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,307,068       2,712,181        945,925     (33,277,911)
                                                  -----------     -----------     ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (123,767)      2,600,198        925,735     (50,740,920)
                                                  -----------     -----------     ----------    ------------
NET ASSETS AT DECEMBER 31, 2011                   $20,841,395     $ 8,039,207     $3,101,137    $242,129,354
                                                  ===========     ===========     ==========    ============

                                                                                                                  LVIP
                                                  LVIP JANUS       LVIP MFS                        LVIP         MONDRIAN
                                                    CAPITAL     INTERNATIONAL    LVIP MFS        MID-CAP      INTERNATIONAL
                                                 APPRECIATION       GROWTH         VALUE          VALUE           VALUE
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                  SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  -------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                          $1,330,936     $399,369      $1,193,688      $196,119      $319,915,547
Changes From Operations:
   - Net investment income (loss)                       (6,517)      (2,431)          2,008        (2,722)        6,407,495
   - Net realized gain (loss) on investments            17,940        4,002           7,979         2,849         2,928,098
   - Net change in unrealized appreciation or
     depreciation on investments                       122,483       44,846         166,396        43,148        (7,158,523)
                                                    ----------     --------      ----------      --------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     133,906       46,417         176,383        43,275         2,177,070
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                360,567       58,407         436,272        57,774         9,280,166
   - Contract withdrawals & transfers to
     annuity reserves                                 (174,981)     (56,438)        (41,472)      (34,527)      (33,227,315)
   - Contract transfers                               (180,336)      14,184          87,761       (12,217)      (15,357,134)
                                                    ----------     --------      ----------      --------      ------------
                                                         5,250       16,153         482,561        11,030       (39,304,283)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --           --              --            --             4,263
   - Annuity Payments                                       --           --              --            --          (124,601)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --           --              --            --            (6,202)
                                                    ----------     --------      ----------      --------      ------------
                                                            --           --              --            --          (126,540)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                5,250       16,153         482,561        11,030       (39,430,823)
                                                    ----------     --------      ----------      --------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                139,156       62,570         658,944        54,305       (37,253,753)
                                                    ----------     --------      ----------      --------      ------------
NET ASSETS AT DECEMBER 31, 2010                      1,470,092      461,939       1,852,632       250,424       282,661,794
Changes From Operations:
   - Net investment income (loss)                      (15,210)       8,939           2,578        (2,979)        5,296,725
   - Net realized gain (loss) on investments            16,906        3,775          16,929         5,273         3,700,770
   - Net change in unrealized appreciation or
        depreciation on investments                   (109,777)     (76,769)        (47,303)      (29,819)      (21,761,830)
                                                    ----------     --------      ----------      --------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (108,081)     (64,055)        (27,796)      (27,525)      (12,764,335)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                352,861       19,332         159,786        10,720         8,212,626
   - Contract withdrawals & transfers to
     annuity reserves                                 (162,064)     (36,030)        (39,770)       (7,093)      (26,182,686)
   - Contract transfers                                (64,184)     108,137          23,156        46,663       (13,105,227)
                                                    ----------     --------      ----------      --------      ------------
                                                       126,613       91,439         143,172        50,290       (31,075,287)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --           --              --            --            56,150
   - Annuity Payments                                       --           --              --            --          (118,703)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --           --              --            --            (1,523)
                                                    ----------     --------      ----------      --------      ------------
                                                            --           --              --            --           (64,076)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              126,613       91,439         143,172        50,290       (31,139,363)
                                                    ----------     --------      ----------      --------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 18,532       27,384         115,376        22,765       (43,903,698)
                                                    ----------     --------      ----------      --------      ------------
NET ASSETS AT DECEMBER 31, 2011                     $1,488,624     $489,323      $1,968,008      $273,189      $238,758,096
                                                    ==========     ========      ==========      ========      ============

                                                    LVIP
                                                  MONDRIAN                                          LVIP
                                                 INTERNATIONAL    LVIP MONEY     LVIP MONEY       PROTECTED
                                                    VALUE           MARKET         MARKET       PROFILE 2010
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                 SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                        $12,609,248    $122,166,786    $ 6,673,978     $ 4,078,365
Changes From Operations:
   - Net investment income (loss)                     283,127        (975,228)       (66,823)          3,813
   - Net realized gain (loss) on investments         (201,554)            395             30         105,946
   - Net change in unrealized appreciation or
     depreciation on investments                      106,044              --             --         339,457
                                                  -----------    ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    187,617        (974,833)       (66,793)        449,216
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,677,891       5,182,089      2,606,983         235,410
   - Contract withdrawals & transfers to
     annuity reserves                              (1,209,997)    (23,727,364)      (703,622)       (769,873)
   - Contract transfers                              (655,130)    (13,764,774)    (1,717,002)        690,150
                                                  -----------    ------------    -----------     -----------
                                                      812,764     (32,310,049)       186,359         155,687
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --        (352,950)            --              --
   - Annuity Payments                                      --        (119,326)            --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --          (1,072)            --              --
                                                  -----------    ------------    -----------     -----------
                                                           --        (473,348)            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             812,764     (32,783,397)       186,359         155,687
                                                  -----------    ------------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,000,381     (33,758,230)       119,566         604,903
                                                  -----------    ------------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                    13,609,629      88,408,556      6,793,544       4,683,268
Changes From Operations:
   - Net investment income (loss)                     272,796        (789,203)       (68,217)        (10,287)
   - Net realized gain (loss) on investments         (120,212)             89              8         173,512
   - Net change in unrealized appreciation or
        depreciation on investments                  (936,546)            (13)            --        (164,892)
                                                  -----------    ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (783,962)       (789,127)       (68,209)         (1,667)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,418,186       3,771,688      1,828,938         171,493
   - Contract withdrawals & transfers to
     annuity reserves                              (1,155,681)    (18,024,510)      (926,480)     (1,188,558)
   - Contract transfers                              (472,502)      1,750,014       (164,355)        504,982
                                                  -----------    ------------    -----------     -----------
                                                      790,003     (12,502,808)       738,103        (512,083)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --        (297,199)            --              --
   - Annuity Payments                                      --         (67,381)            --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           2,267             --              --
                                                  -----------    ------------    -----------     -----------
                                                           --        (362,313)            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             790,003     (12,865,121)       738,103        (512,083)
                                                  -----------    ------------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 6,041     (13,654,248)       669,894        (513,750)
                                                  -----------    ------------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2011                   $13,615,670    $ 74,754,308    $ 7,463,438     $ 4,169,518
                                                  ===========    ============    ===========     ===========

See accompanying notes.

                                                     LVIP            LVIP           LVIP            LVIP
                                                   PROTECTED       PROTECTED      PROTECTED       PROTECTED
                                                 PROFILE 2010    PROFILE 2020   PROFILE 2020    PROFILE 2030
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                         $1,006,355     $ 8,158,448     $3,341,947     $3,357,316
Changes From Operations:
   - Net investment income (loss)                        (338)         (4,678)        (7,670)        (4,601)
   - Net realized gain (loss) on investments           22,545          75,753         22,885         35,145
   - Net change in unrealized appreciation or
     depreciation on investments                       98,205         911,356        468,982        440,607
                                                   ----------     -----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    120,412         982,431        484,197        471,151
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               539,689         675,608      2,095,660        521,036
   - Contract withdrawals & transfers to
     annuity reserves                                (347,832)     (1,035,682)      (396,758)      (476,089)
   - Contract transfers                                88,448       1,907,516        256,530        734,437
                                                   ----------     -----------     ----------     ----------
                                                      280,305       1,547,442      1,955,432        779,384
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --              --             --             --
   - Annuity Payments                                      --              --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --              --             --             --
                                                   ----------     -----------     ----------     ----------
                                                           --              --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             280,305       1,547,442      1,955,432        779,384
                                                   ----------     -----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               400,717       2,529,873      2,439,629      1,250,535
                                                   ----------     -----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                     1,407,072      10,688,321      5,781,576      4,607,851
Changes From Operations:
   - Net investment income (loss)                      (3,668)        (28,662)       (13,428)       (17,076)
   - Net realized gain (loss) on investments           51,569         282,198        102,102        123,221
   - Net change in unrealized appreciation or
     depreciation on investments                      (50,283)       (317,811)      (175,658)      (205,536)
                                                   ----------     -----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (2,382)        (64,275)       (86,984)       (99,391)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               407,813         623,229      1,890,598        423,802
   - Contract withdrawals & transfers to
     annuity reserves                                (431,085)     (1,082,223)      (991,849)      (800,908)
   - Contract transfers                                 2,885         638,374        189,775      1,272,631
                                                   ----------     -----------     ----------     ----------
                                                      (20,387)        179,380      1,088,524        895,525
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                   --              --             --             --
   - Annuity Payments                                      --              --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --              --             --             --
                                                   ----------     -----------     ----------     ----------
                                                           --              --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (20,387)        179,380      1,088,524        895,525
                                                   ----------     -----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (22,769)        115,105      1,001,540        796,134
                                                   ----------     -----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                    $1,384,303     $10,803,426     $6,783,116     $5,403,985
                                                   ==========     ===========     ==========     ==========

                                                      LVIP           LVIP           LVIP            LVIP            LVIP
                                                   PROTECTED       PROTECTED      PROTECTED       PROTECTED      PROTECTED
                                                  PROFILE 2030   PROFILE 2040   PROFILE 2040    PROFILE 2050    PROFILE 2050
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 -------------  --------------  -------------  --------------  -------------
NET ASSETS JANUARY 1, 2010                          $2,966,567      $1,173,026     $2,885,447      $    --        $    --
Changes From Operations:
   - Net investment income (loss)                      (10,975)         (1,933)       (12,880)          --             --
   - Net realized gain (loss) on investments            13,678           8,039         24,569           --             --
   - Net change in unrealized appreciation or
     depreciation on investments                       467,682         169,673        531,853           --             --
                                                    ----------      ----------     ----------      -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     470,385         175,779        543,542           --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,006,122         233,217      2,160,905           --             --
   - Contract withdrawals & transfers to
     annuity reserves                                 (338,795)       (132,814)      (442,224)          --             --
   - Contract transfers                                 59,382         372,040         36,417           --             --
                                                    ----------      ----------     ----------      -------        -------
                                                     1,726,709         472,443      1,755,098           --             --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --              --             --           --             --
   - Annuity Payments                                       --              --             --           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --             --           --             --
                                                    ----------      ----------     ----------      -------        -------
                                                            --              --             --           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,726,709         472,443      1,755,098           --             --
                                                    ----------      ----------     ----------      -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,197,094         648,222      2,298,640           --             --
                                                    ----------      ----------     ----------      -------        -------
NET ASSETS AT DECEMBER 31, 2010                      5,163,661       1,821,248      5,184,087           --             --
Changes From Operations:
   - Net investment income (loss)                      (18,698)         (7,414)       (22,832)        (118)           (82)
   - Net realized gain (loss) on investments            52,775          39,343         34,577          (74)            27
   - Net change in unrealized appreciation or
     depreciation on investments                      (179,284)        (92,136)      (218,421)      (1,618)          (226)
                                                    ----------      ----------     ----------      -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (145,207)        (60,207)      (206,676)      (1,810)          (281)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,469,122         203,373      2,563,353          119         33,184
   - Contract withdrawals & transfers to
     annuity reserves                                 (668,343)       (186,984)      (698,152)      (1,010)        (1,725)
   - Contract transfers                                216,046         179,298          7,066       27,375          5,159
                                                    ----------      ----------     ----------      -------        -------
                                                     2,016,825         195,687      1,872,267       26,484         36,618
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                    --              --             --           --             --
   - Annuity Payments                                       --              --             --           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --             --           --             --
                                                    ----------      ----------     ----------      -------        -------
                                                            --              --             --           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,016,825         195,687      1,872,267       26,484         36,618
                                                    ----------      ----------     ----------      -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,871,618         135,480      1,665,591       24,674         36,337
                                                    ----------      ----------     ----------      -------        -------
NET ASSETS AT DECEMBER 31, 2011                     $7,035,279      $1,956,728     $6,849,678      $24,674        $36,337
                                                    ==========      ==========     ==========      =======        =======

                                                      LVIP           LVIP            LVIP            LVIP
                                                    PROTECTED      PROTECTED       PROTECTED      PROTECTED
                                                     PROFILE        PROFILE         PROFILE        PROFILE
                                                  CONSERVATIVE   CONSERVATIVE       GROWTH          GROWTH
                                                 STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 --------------  -------------  --------------  -------------
NET ASSETS JANUARY 1, 2010                         $25,224,155    $11,841,052     $29,289,716    $27,266,279
Changes From Operations:
   - Net investment income (loss)                      648,392        345,718         518,324        502,888
   - Net realized gain (loss) on investments           201,213        147,408        (321,986)      (124,049)
   - Net change in unrealized appreciation or
     depreciation on investments                     1,448,845        723,428       3,058,667      3,131,457
                                                   -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   2,298,450      1,216,554       3,255,023      3,510,296
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                980,764      3,886,124       2,501,462      8,060,275
   - Contract withdrawals & transfers to
     annuity reserves                               (2,982,378)    (2,170,636)     (4,443,615)    (3,187,011)
   - Contract transfers                                527,179        716,328         612,435       (559,543)
                                                   -----------    -----------     -----------    -----------
                                                    (1,474,435)     2,431,816      (1,329,718)     4,313,721
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       115,030             --              --             --
   - Annuity Payments                                  (43,781)        34,764          (1,638)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   10            (94)             58             --
                                                   -----------    -----------     -----------    -----------
                                                        71,259         34,670          (1,580)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (1,403,176)     2,466,486      (1,331,298)     4,313,721
                                                   -----------    -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                895,274      3,683,040       1,923,725      7,824,017
                                                   -----------    -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                     26,119,429     15,524,092      31,213,441     35,090,296
Changes From Operations:
   - Net investment income (loss)                      239,569        111,755         285,889        247,706
   - Net realized gain (loss) on investments           403,199        232,541          76,398        167,543
   - Net change in unrealized appreciation or
     depreciation on investments                        12,177         20,873        (640,539)      (877,230)
                                                   -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     654,945        365,169        (278,252)      (461,981)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                961,386      3,349,901       2,166,254      6,541,515
   - Contract withdrawals & transfers to
     annuity reserves                               (3,330,097)    (2,592,889)     (3,436,198)    (4,473,451)
   - Contract transfers                                (32,131)      (204,213)       (364,105)      (599,345)
                                                   -----------    -----------     -----------    -----------
                                                    (2,400,842)       552,799      (1,634,049)     1,468,719
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                    --             --              --             --
   - Annuity Payments                                   (7,725)        (2,373)         (1,714)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  283             34              84             --
                                                   -----------    -----------     -----------    -----------
                                                        (7,442)        (2,339)         (1,630)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (2,408,284)       550,460      (1,635,679)     1,468,719
                                                   -----------    -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,753,339)       915,629      (1,913,931)     1,006,738
                                                   -----------    -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                    $24,366,090    $16,439,721     $29,299,510    $36,097,034
                                                   ===========    ===========     ===========    ===========

See accompanying notes.

                                                           LVIP            LVIP
                                                         PROTECTED      PROTECTED
                                                          PROFILE        PROFILE        LVIP SSgA      LVIP SSgA
                                                         MODERATE        MODERATE      BOND INDEX      BOND INDEX
                                                      STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                      --------------  -------------  --------------  -------------
NET ASSETS JANUARY 1, 2010                              $41,156,295    $31,988,181     $1,999,805      $  439,743
Changes From Operations:
   - Net investment income (loss)                           823,864        609,101         47,632           7,507
   - Net realized gain (loss) on investments                (63,804)        85,801         39,854           7,484
   - Net change in unrealized appreciation or
     depreciation on investments                          3,626,653      2,989,212         46,401          10,439
                                                        -----------    -----------     ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             4,386,713      3,684,114        133,887          25,430
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   2,107,859      8,368,640        177,267         280,651
   - Contract withdrawals & transfers to annuity
     reserves                                            (4,301,140)    (3,272,089)      (291,807)        (55,223)
   - Contract transfers                                   2,475,430       (964,278)     2,291,991         387,930
                                                        -----------    -----------     ----------      ----------
                                                            282,149      4,132,273      2,177,451         613,358
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                 --             --         19,526              --
   - Annuity Payments                                       (31,514)        (1,429)        (3,366)             --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 614             64         (1,603)             --
                                                        -----------    -----------     ----------      ----------
                                                            (30,900)        (1,365)        14,557              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   251,249      4,130,908      2,192,008         613,358
                                                        -----------    -----------     ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   4,637,962      7,815,022      2,325,895         638,788
                                                        -----------    -----------     ----------      ----------
NET ASSETS AT DECEMBER 31, 2010                          45,794,257     39,803,203      4,325,700       1,078,531
Changes From Operations:
   - Net investment income (loss)                           319,245        190,186        173,261          27,523
   - Net realized gain (loss) on investments                462,433        348,508         39,285           9,579
   - Net change in unrealized appreciation or
     depreciation on investments                           (703,679)      (615,120)       119,472          34,245
                                                        -----------    -----------     ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                77,999        (76,426)       332,018          71,347
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   1,952,605      7,428,085        193,537         175,037
   - Contract withdrawals & transfers to annuity
     reserves                                            (5,263,624)    (5,361,800)      (910,144)       (116,840)
   - Contract transfers                                    (163,296)      (394,616)     3,853,437         279,431
                                                        -----------    -----------     ----------      ----------
                                                         (3,474,315)     1,671,669      3,136,830         337,628
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                 --             --         91,234              --
   - Annuity Payments                                       (32,662)        (1,477)        (6,914)             --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 657             66           (704)             --
                                                        -----------    -----------     ----------      ----------
                                                            (32,005)        (1,411)        83,616              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                (3,506,320)     1,670,258      3,220,446         337,628
                                                        -----------    -----------     ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (3,428,321)     1,593,832      3,552,464         408,975
                                                        -----------    -----------     ----------      ----------
NET ASSETS AT DECEMBER 31, 2011                         $42,365,936    $41,397,035     $7,878,164      $1,487,506
                                                        ===========    ===========     ==========      ==========

                                                                                                           LVIP SSgA
                                                          LVIP SSgA         LVIP SSgA      LVIP SSgA        GLOBAL
                                                          DEVELOPED         EMERGING       EMERGING        TACTICAL
                                                      INTERNATIONAL 150   MARKETS 100     MARKETS 100     ALLOCATION
                                                        SERVICE CLASS    STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                          SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                      -----------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                                $ 29,132         $17,439,331    $   943,216     $12,741,744
Changes From Operations:
   - Net investment income (loss)                              (36)             89,714          5,126           3,688
   - Net realized gain (loss) on investments                   210             735,445         46,016        (451,747)
   - Net change in unrealized appreciation or
     depreciation on investments                             4,368           4,281,583        472,121       1,316,940
                                                          --------         -----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                4,542           5,106,742        523,263         868,881
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     24,448           1,365,308      1,146,088       1,242,261
   - Contract withdrawals & transfers to annuity
     reserves                                                 (878)         (2,353,713)      (131,249)     (1,346,719)
   - Contract transfers                                      2,356           8,659,794        861,455        (791,087)
                                                          --------         -----------    -----------     -----------
                                                            25,926           7,671,389      1,876,294        (895,545)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --              53,613             --              --
   - Annuity Payments                                           --              (1,842)            --              --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --                  80             --              --
                                                          --------         -----------    -----------     -----------
                                                                --              51,851             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   25,926           7,723,240      1,876,294        (895,545)
                                                          --------         -----------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     30,468          12,829,982      2,399,557         (26,664)
                                                          --------         -----------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                             59,600          30,269,313      3,342,773      12,715,080
Changes From Operations:
   - Net investment income (loss)                            1,059             397,771         57,143          33,336
   - Net realized gain (loss) on investments                   410           3,311,700        429,347        (196,344)
   - Net change in unrealized appreciation or
     depreciation on investments                           (13,711)         (8,271,760)    (1,147,729)         93,675
                                                          --------         -----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              (12,242)         (4,562,289)      (661,239)        (69,333)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                      6,913           1,509,835      1,473,486         965,843
   - Contract withdrawals & transfers to annuity
     reserves                                               (2,173)         (3,070,758)      (543,184)       (907,386)
   - Contract transfers                                     25,224          (1,120,377)       196,097      (1,865,545)
                                                          --------         -----------    -----------     -----------
                                                            29,964          (2,681,300)     1,126,399      (1,807,088)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --             119,531            181              --
   - Annuity Payments                                           --              (8,477)            --              --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --                (728)            --              --
                                                          --------         -----------    -----------     -----------
                                                                --             110,326            181              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   29,964          (2,570,974)     1,126,580      (1,807,088)
                                                          --------         -----------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     17,722          (7,133,263)       465,341      (1,876,421)
                                                          --------         -----------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2011                           $ 77,322         $23,136,050    $ 3,808,114     $10,838,659
                                                          ========         ===========    ===========     ===========

                                                        LVIP SSgA
                                                          GLOBAL        LVIP SSgA      LVIP SSgA                      LVIP SSgA
                                                         TACTICAL     INTERNATIONAL  INTERNATIONAL    LVIP SSgA        S&P 500
                                                        ALLOCATION        INDEX          INDEX      LARGE CAP 100       INDEX
                                                      SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                      -------------  --------------  -------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                             $11,727,114     $  747,604       $227,386       $ 45,935      $10,177,249
Changes From Operations:
   - Net investment income (loss)                          (18,064)         8,432          1,483            298           15,298
   - Net realized gain (loss) on investments               (53,293)         1,095          1,669          4,075          298,893
   - Net change in unrealized appreciation or
     depreciation on investments                         1,095,628         55,482         19,095          7,553        1,019,526
                                                       -----------     ----------       --------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            1,024,271         65,009         22,247         11,926        1,333,717
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  3,799,782         62,599        138,913          1,245          855,088
   - Contract withdrawals & transfers to annuity
     reserves                                           (1,418,099)      (222,359)       (51,516)        (3,375)        (912,748)
   - Contract transfers                                   (435,537)       759,897         73,006         99,572          464,628
                                                       -----------     ----------       --------       --------      -----------
                                                         1,946,146        600,137        160,403         97,442          406,968
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --          7,342             --             --           14,610
   - Annuity Payments                                           --           (460)            --             --           (8,230)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --           (652)            --             --           (1,166)
                                                       -----------     ----------       --------       --------      -----------
                                                                --          6,230             --             --            5,214
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                1,946,146        606,367        160,403         97,442          412,182
                                                       -----------     ----------       --------       --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  2,970,417        671,376        182,650        109,368        1,745,899
                                                       -----------     ----------       --------       --------      -----------
NET ASSETS AT DECEMBER 31, 2010                         14,697,531      1,418,980        410,036        155,303       11,923,148
Changes From Operations:
   - Net investment income (loss)                           13,123            737          1,014            816          (14,714)
   - Net realized gain (loss) on investments                31,633         12,300          3,070          4,018          645,269
   - Net change in unrealized appreciation or
     depreciation on investments                          (190,298)      (225,855)       (84,308)        (2,586)        (521,815)
                                                       -----------     ----------       --------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             (145,542)      (212,818)       (80,224)         2,248          108,740
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  3,209,949         66,215        189,738         34,072          451,863
   - Contract withdrawals & transfers to annuity
     reserves                                           (1,805,981)      (242,556)       (65,079)        (4,066)        (989,824)
   - Contract transfers                                   (868,476)        61,506         78,776          4,364          121,833
                                                       -----------     ----------       --------       --------      -----------
                                                           535,492       (114,835)       203,435         34,370         (416,128)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --             --             --             --          130,497
   - Annuity Payments                                           --           (634)            --             --          (14,057)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --             48             --             --             (602)
                                                       -----------     ----------       --------       --------      -----------
                                                                --           (586)            --             --          115,838
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  535,492       (115,421)       203,435         34,370         (300,290)
                                                       -----------     ----------       --------       --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    389,950       (328,239)       123,211         36,618         (191,550)
                                                       -----------     ----------       --------       --------      -----------
NET ASSETS AT DECEMBER 31, 2011                        $15,087,481     $1,090,741       $533,247       $191,921      $11,731,598
                                                       ===========     ==========       ========       ========      ===========

See accompanying notes.

                                                        LVIP SSgA       LVIP SSgA       LVIP SSgA     LVIP SSgA
                                                         S&P 500        SMALL-CAP       SMALL-CAP     SMALL-MID
                                                          INDEX           INDEX           INDEX        CAP 200
                                                      SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                      -------------  --------------  -------------  -------------
NET ASSETS JANUARY 1, 2010                              $1,007,714     $ 3,849,989     $1,217,902      $352,192
Changes From Operations:
   - Net investment income (loss)                            1,302         (24,656)       (12,514)        2,699
   - Net realized gain (loss) on investments                30,736          (6,862)        44,905        39,666
   - Net change in unrealized appreciation or
     depreciation on investments                           161,557       1,066,003        427,219        66,066
                                                        ----------     -----------     ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              193,595       1,034,485        459,610       108,431
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    645,393         248,659        640,103       112,214
   - Contract withdrawals & transfers to annuity
     reserves                                             (170,102)       (515,018)      (107,968)      (25,431)
   - Contract transfers                                    156,868       2,252,245        293,068         1,348
                                                        ----------     -----------     ----------      --------
                                                           632,159       1,985,886        825,203        88,131
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --          60,146             --            --
   - Annuity Payments                                           --          (3,688)            --            --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --          (1,190)            --            --
                                                        ----------     -----------     ----------      --------
                                                                --          55,268             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  632,159       2,041,154        825,203        88,131
                                                        ----------     -----------     ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    825,754       3,075,639      1,284,813       196,562
                                                        ----------     -----------     ----------      --------
NET ASSETS AT DECEMBER 31, 2010                          1,833,468       6,925,628      2,502,715       548,754
Changes From Operations:
   - Net investment income (loss)                           (5,906)        (44,517)       (25,193)        2,233
   - Net realized gain (loss) on investments                49,950         317,429         87,114        27,686
   - Net change in unrealized appreciation or
     depreciation on investments                           (51,078)       (623,491)      (211,018)      (47,744)
                                                        ----------     -----------     ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          (7,034)       (350,579)      (149,097)      (17,825)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    856,411         232,346        382,907        49,731
   - Contract withdrawals & transfers to annuity
     reserves                                             (183,143)       (684,006)      (188,293)      (27,668)
   - Contract transfers                                    189,026        (685,274)         3,486        19,188
                                                        ----------     -----------     ----------      --------
                                                           862,294      (1,136,934)       198,100        41,251
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --              --             --        16,505
   - Annuity Payments                                           --          (6,969)            --          (430)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --             140             --          (182)
                                                        ----------     -----------     ----------      --------
                                                                --          (6,829)            --        15,893
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  862,294      (1,143,763)       198,100        57,144
                                                        ----------     -----------     ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    855,260      (1,494,342)        49,003        39,319
                                                        ----------     -----------     ----------      --------
NET ASSETS AT DECEMBER 31, 2011                         $2,688,728     $ 5,431,286     $2,551,718      $588,073
                                                        ==========     ===========     ==========      ========

                                                                       LVIP T. ROWE      LVIP T. ROWE
                                                       LVIP T. ROWE  PRICE STRUCTURED  PRICE STRUCTURED
                                                       PRICE GROWTH       MID-CAP           MID-CAP      LVIP TEMPLETON
                                                          STOCK           GROWTH            GROWTH           GROWTH
                                                      SERVICE CLASS   STANDARD CLASS     SERVICE CLASS    SERVICE CLASS
                                                        SUBACCOUNT      SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                      -------------  ----------------  ----------------  --------------
NET ASSETS JANUARY 1, 2010                               $350,970      $141,672,810       $3,126,346        $247,647
Changes From Operations:
   - Net investment income (loss)                          (3,876)       (1,465,720)         (38,755)          1,478
   - Net realized gain (loss) on investments               23,418        (2,185,217)          33,615          (2,289)
   - Net change in unrealized appreciation or
     depreciation on investments                           37,447        39,537,436          994,324          15,352
                                                         --------      ------------       ----------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              56,989        35,886,499          989,184          14,541
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    52,974         5,664,569        1,110,620          16,459
   - Contract withdrawals & transfers to annuity
     reserves                                             (14,381)      (15,846,660)        (336,898)         (9,956)
   - Contract transfers                                   (26,413)       (1,383,536)          88,894          19,926
                                                         --------      ------------       ----------        --------
                                                           12,180       (11,565,627)         862,616          26,429
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                               --            29,407               --              --
   - Annuity Payments                                          --           (34,204)              --              --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                --             2,365               --              --
                                                         --------      ------------       ----------        --------
                                                               --            (2,432)              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  12,180       (11,568,059)         862,616          26,429
                                                         --------      ------------       ----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    69,169        24,318,440        1,851,800          40,970
                                                         --------      ------------       ----------        --------
NET ASSETS AT DECEMBER 31, 2010                           420,139       165,991,250        4,978,146         288,617
Changes From Operations:
   - Net investment income (loss)                          (5,171)       (1,616,011)         (55,725)          2,448
   - Net realized gain (loss) on investments               19,426         1,307,933           82,259            (448)
   - Net change in unrealized appreciation or
     depreciation on investments                          (30,769)       (7,015,582)        (343,324)        (17,346)
                                                         --------      ------------       ----------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        (16,514)       (7,323,660)        (316,790)        (15,346)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   122,707         5,111,648        1,298,912          34,810
   - Contract withdrawals & transfers to annuity
     reserves                                             (11,038)      (15,562,714)        (381,384)         (9,208)
   - Contract transfers                                   (12,789)       (6,090,311)          (4,879)           (852)
                                                         --------      ------------       ----------        --------
                                                           98,880       (16,541,377)         912,649          24,750
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                               --            85,947               --              --
   - Annuity Payments                                          --           (35,901)              --              --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                --               988               --              --
                                                         --------      ------------       ----------        --------
                                                               --            51,034               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  98,880       (16,490,343)         912,649          24,750
                                                         --------      ------------       ----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    82,366       (23,814,003)         595,859           9,404
                                                         --------      ------------       ----------        --------
NET ASSETS AT DECEMBER 31, 2011                          $502,505      $142,177,247       $5,574,005        $298,021
                                                         ========      ============       ==========        ========

                                                          LVIP           LVIP           LVIP
                                                         TURNER         VANGUARD       VANGUARD         LVIP              LVIP
                                                         MID-CAP        DOMESTIC    INTERNATIONAL    WELLS FARGO      WELLS FARGO
                                                          GROWTH       EQUITY ETF     EQUITY ETF   INTRINSIC VALUE  INTRINSIC VALUE
                                                      SERVICE CLASS  SERVICE CLASS  SERVICE CLASS   STANDARD CLASS   SERVICE CLASS
                                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                      -------------  -------------  -------------  ---------------  ---------------
NET ASSETS JANUARY 1, 2010                               $185,877       $     --       $     --      $324,548,680      $5,036,522
Changes From Operations:
   - Net investment income (loss)                          (2,221)            --             --          (107,262)        (10,892)
   - Net realized gain (loss) on investments               (8,351)            --             --       (11,643,932)       (118,634)
   - Net change in unrealized appreciation or
     depreciation on investments                           67,411             --             --        62,081,586         984,384
                                                         --------       --------       --------      ------------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              56,839             --             --        50,330,392         854,858
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    76,105             --             --        10,880,253       1,055,236
   - Contract withdrawals & transfers to annuity
     reserves                                              (3,909)            --             --       (35,046,765)       (540,823)
   - Contract transfers                                   (11,027)            --             --       (13,457,326)       (175,208)
                                                         --------       --------       --------      ------------      ----------
                                                           61,169             --             --       (37,623,838)        339,205
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                               --             --             --             1,925              --
   - Annuity Payments                                          --             --             --          (335,172)             --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                --             --             --            22,724              --
                                                         --------       --------       --------      ------------      ----------
                                                               --             --             --          (310,523)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  61,169             --             --       (37,934,361)        339,205
                                                         --------       --------       --------      ------------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   118,008             --             --        12,396,031       1,194,063
                                                         --------       --------       --------      ------------      ----------
NET ASSETS AT DECEMBER 31, 2010                           303,885             --             --       336,944,711       6,230,585
Changes From Operations:
   - Net investment income (loss)                          (3,945)           457         (1,390)         (247,194)        (16,279)
   - Net realized gain (loss) on investments               24,571         (2,612)        (4,245)       (5,783,629)        (38,648)
   - Net change in unrealized appreciation or
     depreciation on investments                          (40,642)        11,873        (26,120)       (4,254,997)       (174,063)
                                                         --------       --------       --------      ------------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        (20,016)         9,718        (31,755)      (10,285,820)       (228,990)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    12,041         48,302         35,785         9,526,849         882,113
   - Contract withdrawals & transfers to annuity
     reserves                                             (20,788)       (12,965)        (4,586)      (32,453,102)       (621,653)
   - Contract transfers                                    16,005        610,005        522,549       (13,696,921)       (165,179)
                                                         --------       --------       --------      ------------      ----------
                                                            7,258        645,342        553,748       (36,623,174)         95,281
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                               --             --             --            34,078              --
   - Annuity Payments                                          --             --             --          (347,468)             --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                --             --             --           (26,133)             --
                                                         --------       --------       --------      ------------      ----------
                                                               --             --             --          (339,523)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   7,258        645,342        553,748       (36,962,697)         95,281
                                                         --------       --------       --------      ------------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (12,758)       655,060        521,993       (47,248,517)       (133,709)
                                                         --------       --------       --------      ------------      ----------
NET ASSETS AT DECEMBER 31, 2011                          $291,127       $655,060       $521,993      $289,696,194      $6,096,876
                                                         ========       ========       ========      ============      ==========

See accompanying notes.

                                                    MFS VIT        MFS VIT        MFS VIT        MFS VIT
                                                  CORE EQUITY    TOTAL RETURN    UTILITIES      UTILITIES
                                                 INITIAL CLASS  INITIAL CLASS  INITIAL CLASS  SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS JANUARY 1, 2010                           $7,639        $1,722,113   $189,174,002    $19,602,196
Changes From Operations:
   - Net investment income (loss)                         7            34,877      3,914,071        397,478
   - Net realized gain (loss) on investments             (5)          (54,660)    (3,608,691)       (74,131)
   - Net change in unrealized appreciation or
     depreciation on investments                      1,179           163,831     19,876,525      2,341,862
                                                     ------        ----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,181           144,048     20,181,905      2,665,209
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --           405,085      7,652,684      4,700,411
   - Contract withdrawals & transfers to
     annuity reserves                                  (340)         (324,146)   (21,538,684)    (1,974,519)
   - Contract transfers                                  --            36,867    (17,473,287)      (827,886)
                                                     ------        ----------   ------------    -----------
                                                       (340)          117,806    (31,359,287)     1,898,006
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --                --        112,249             --
   - Annuity Payments                                    --           (16,683)      (164,958)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             3,156         (6,086)            --
                                                     ------        ----------   ------------    -----------
                                                         --           (13,527)       (58,795)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (340)          104,279    (31,418,082)     1,898,006
                                                     ------        ----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 841           248,327    (11,236,177)     4,563,215
                                                     ------        ----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2010                       8,480         1,970,440    177,937,825     24,165,411
Changes From Operations:
   - Net investment income (loss)                        (3)           21,791      3,825,526        521,918
   - Net realized gain (loss) on investments             46            10,562      1,053,195         93,779
   - Net change in unrealized appreciation or
     depreciation on investments                       (206)           (9,577)     5,041,272        707,521
                                                     ------        ----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (163)           22,776      9,919,993      1,323,218
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --            50,751      6,388,672      4,102,614
   - Contract withdrawals & transfers to
     annuity reserves                                  (345)         (390,120)   (16,852,588)    (3,081,385)
   - Contract transfers                                  --           (21,412)    (5,937,211)      (337,651)
                                                     ------        ----------   ------------    -----------
                                                       (345)         (360,781)   (16,401,127)       683,578
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --            15,964         24,039             --
   - Annuity Payments                                    --           (17,581)      (181,752)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             2,863        (24,487)            --
                                                     ------        ----------   ------------    -----------
                                                         --             1,246       (182,200)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (345)         (359,535)   (16,583,327)       683,578
                                                     ------        ----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (508)         (336,759)    (6,663,334)     2,006,796
                                                     ------        ----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2011                      $7,972        $1,633,681   $171,274,491    $26,172,207
                                                     ======        ==========   ============    ===========

                                                    NB AMT                               PIMCO VIT       PIMCO VIT
                                                   MID-CAP       NB AMT      NB AMT      COMMODITY     TOTAL RETURN
                                                   GROWTH I    PARTNERS I  REGENCY I    REAL RETURN   ADMINISTRATIVE
                                                    CLASS         CLASS      CLASS     ADVISOR CLASS       CLASS
                                                  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                 ------------  ----------  ----------  -------------  --------------
NET ASSETS JANUARY 1, 2010                       $107,883,375    $23,847    $ 330,005       $ 37,552      $       --
Changes From Operations:
   - Net investment income (loss)                  (1,122,827)       104       (1,535)        12,510              --
   - Net realized gain (loss) on investments         (432,239)       (68)      (7,497)         1,522              --
   - Net change in unrealized appreciation or
     depreciation on investments                   29,665,258      9,272       68,853          9,687              --
                                                 ------------    -------    ---------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 28,110,192      9,308       59,821         23,719              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             5,720,090        195            8         70,329              --
   - Contract withdrawals & transfers to
     annuity reserves                             (11,703,535)        --      (82,588)        (2,871)             --
   - Contract transfers                            (2,046,315)    31,246      (72,621)         1,721              --
                                                 ------------    -------    ---------       --------      ----------
                                                   (8,029,760)    31,441     (155,201)        69,179              --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --         --           --             --              --
   - Annuity Payments                                 (25,809)        --           --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               1,639         --           --             --              --
                                                 ------------    -------    ---------       --------      ----------
                                                      (24,170)        --           --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (8,053,930)    31,441     (155,201)        69,179              --
                                                 ------------    -------    ---------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            20,056,262     40,749      (95,380)        92,898              --
                                                 ------------    -------    ---------       --------      ----------
NET ASSETS AT DECEMBER 31, 2010                   127,939,637     64,596      234,625        130,450              --
Changes From Operations:
   - Net investment income (loss)                  (1,231,804)      (340)      (1,208)        20,116          34,726
   - Net realized gain (loss) on investments        3,147,609       (170)       4,142          4,869          69,215
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,182,854)    (6,879)     (15,368)       (33,994)        (95,631)
                                                 ------------    -------    ---------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (267,049)    (7,389)     (12,434)        (9,009)          8,310
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             5,242,811        120           14         23,287         233,922
   - Contract withdrawals & transfers to
     annuity reserves                             (12,270,721)    (1,368)     (21,113)       (80,200)       (332,508)
   - Contract transfers                            (8,450,650)      (589)       4,753         50,881       5,648,539
                                                 ------------    -------    ---------       --------      ----------
                                                  (15,478,560)    (1,837)     (16,346)        (6,032)      5,549,953
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --         --           --         20,279          22,455
   - Annuity Payments                                 (29,013)        --           --         (2,959)         41,438
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               1,750         --           --              2          (2,095)
                                                 ------------    -------    ---------       --------      ----------
                                                      (27,263)        --           --         17,322          61,798
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (15,505,823)    (1,837)     (16,346)        11,290       5,611,751
                                                 ------------    -------    ---------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (15,772,872)    (9,226)     (28,780)         2,281       5,620,061
                                                 ------------    -------    ---------       --------      ----------
NET ASSETS AT DECEMBER 31, 2011                  $112,166,765    $55,370    $ 205,845       $132,731      $5,620,061
                                                 ============    =======    =========       ========      ==========

                                                                             WFVT
                                                                 WFVT      ADVANTAGE     WFVT
                                                  PUTNAM VT   ADVANTAGE      LARGE    ADVANTAGE
                                                    GLOBAL    INTRINSIC     COMPANY     OMEGA
                                                 HEALTH CARE    VALUE       GROWTH      GROWTH
                                                   CLASS IB    CLASS 2      CLASS 2    CLASS 2
                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                 -----------  ----------  ----------  ----------
NET ASSETS JANUARY 1, 2010                          $ 99,442    $102,244   $ 156,912     $    --
Changes From Operations:
   - Net investment income (loss)                        762        (540)         13        (536)
   - Net realized gain (loss) on investments           1,045      (3,080)      8,103         611
   - Net change in unrealized appreciation or
     depreciation on investments                        (143)     17,918     (18,200)     20,560
                                                    --------    --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     1,664      14,298     (10,084)     20,635
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --          --          27          30
   - Contract withdrawals & transfers to
     annuity reserves                                 (8,196)     (9,717)     (1,563)     (1,285)
   - Contract transfers                                   --      22,612    (145,292)     77,737
                                                    --------    --------   ---------    --------
                                                      (8,196)     12,895    (146,828)     76,482
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --          --          --          --
   - Annuity Payments                                     --          --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --          --          --          --
                                                    --------    --------   ---------    --------
                                                          --          --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (8,196)     12,895    (146,828)     76,482
                                                    --------    --------   ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (6,532)     27,193    (156,912)     97,117
                                                    --------    --------   ---------    --------
NET ASSETS AT DECEMBER 31, 2010                       92,910     129,437          --      97,117
Changes From Operations:
   - Net investment income (loss)                       (136)     (1,299)         --      (1,549)
   - Net realized gain (loss) on investments           3,694      (4,946)         --       2,371
   - Net change in unrealized appreciation or
     depreciation on investments                      (5,153)     (3,119)         --      (9,079)
                                                    --------    --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (1,595)     (9,364)         --      (8,257)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  628      38,345          --      25,560
   - Contract withdrawals & transfers to
     annuity reserves                                (13,668)    (19,313)         --      (2,413)
   - Contract transfers                               (6,350)     27,723          --       6,242
                                                    --------    --------   ---------    --------
                                                     (19,390)     46,755          --      29,389
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --          --          --          --
   - Annuity Payments                                     --          --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --          --          --          --
                                                    --------    --------   ---------    --------
                                                          --          --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (19,390)     46,755          --      29,389
                                                    --------    --------   ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (20,985)     37,391          --      21,132
                                                    --------    --------   ---------    --------
NET ASSETS AT DECEMBER 31, 2011                     $ 71,925    $166,828   $      --    $118,249
                                                    ========    ========   =========    ========

See accompanying notes.

                                                    WFVT
                                                 ADVANTAGE
                                                 SMALL CAP
                                                   GROWTH
                                                  CLASS 2
                                                 SUBACCOUNT
                                                 ----------
NET ASSETS JANUARY 1, 2010                       $ 435,575
Changes From Operations:
   - Net investment income (loss)                   (5,012)
   - Net realized gain (loss) on investments       (18,814)
   - Net change in unrealized appreciation or
     depreciation on investments                   113,384
                                                 ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  89,558
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             31,753
   - Contract withdrawals & transfers to
     annuity reserves                              (28,951)
   - Contract transfers                            (55,854)
                                                 ----------
                                                   (53,052)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        --
   - Annuity Payments                                   --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --
                                                 ----------
                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (53,052)
                                                 ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             36,506
                                                 ----------
NET ASSETS AT DECEMBER 31, 2010                    472,081
Changes From Operations:
   - Net investment income (loss)                   (4,260)
   - Net realized gain (loss) on investments        22,982
   - Net change in unrealized appreciation or
     depreciation on investments                   (32,717)
                                                 ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                (13,995)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             10,252
   - Contract withdrawals & transfers to
     annuity reserves                              (10,710)
   - Contract transfers                           (137,588)
                                                 ----------
                                                  (138,046)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        --
   - Annuity Payments                                   --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --
                                                 ----------
                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (138,046)
                                                 ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (152,041)
                                                 ----------
NET ASSETS AT DECEMBER 31, 2011                  $ 320,040
                                                 ==========

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account C (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on December 21, 1981, are part of the operations of the Company. The Variable Account consists of four products as follows:

     -    Multi-Fund

     -    Multi-Fund 5

     -    Multi-Fund Select

     -    eAnnuity

The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Accounts are divided into variable subaccounts, each of which may be invested in shares of one of one hundred twenty-eight mutual funds (the Funds) of sixteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class B Fund
     ABVPSF Growth and Income Class B Fund
     ABVPSF International Value Class B Fund
     ABVPSF Small/Mid Cap Value Class A Fund
American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection Class I Portfolio
     American Century VP Inflation Protection Class II Portfolio
     American Century VP International Class I Portfolio
American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund
     BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series
     Delaware VIP Diversified Income Service Class Series
     Delaware VIP Emerging Markets Service Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP High Yield Service Class Series
     Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
     Delaware VIP REIT Service Class Series
     Delaware VIP Small Cap Value Service Class Series
     Delaware VIP Smid Cap Growth Standard Class Series
     Delaware VIP Smid Cap Growth Service Class Series
     Delaware VIP U.S. Growth Service Class Series
     Delaware VIP Value Standard Class Series
     Delaware VIP Value Service Class Series
DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Class A Fund
     DWS VIP Alternative Asset Allocation Plus Class B Fund
     DWS VIP Equity 500 Index Class A Fund
     DWS VIP Equity 500 Index Class B Fund
     DWS VIP Small Cap Index Class A Fund
     DWS VIP Small Cap Index Class B Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Contrafund Service Class Portfolio
     Fidelity VIP Contrafund Service Class 2 Portfolio
     Fidelity VIP Growth Service Class Portfolio
     Fidelity VIP Growth Service Class 2 Portfolio
     Fidelity VIP Mid Cap Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 2 Fund
     FTVIPT Mutual Shares Securities Class 2 Fund
     FTVIPT Templeton Global Bond Securities Class 2 Fund
Invesco Variable Insurance Funds (Invesco V.I.):
     Invesco V.I. Core Equity Series I Fund
     Invesco V.I. International Growth Series I Fund
Janus Aspen Series:
     Janus Aspen Series Worldwide Institutional Class Portfolio
Lincoln National  Variable Insurance Products Trust (LVIP)*:
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP Capital Growth Service Class Fund
     LVIP Cohen & Steers Global Real Estate Standard Class Fund
     LVIP Cohen & Steers Global Real Estate Service Class Fund
     LVIP Columbia Value Opportunities Service Class Fund

     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Bond Service Class Fund
     LVIP Delaware Diversified Floating Rate Service Class Fund
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund LVIP Delaware Foundation Conservative Allocation Standard Class Fund LVIP Delaware Foundation Conservative Allocation Service Class Fund LVIP Delaware Foundation Moderate Allocation Standard Class Fund LVIP Delaware Foundation Moderate Allocation Service Class Fund
     LVIP Delaware Growth and Income Standard Class Fund
     LVIP Delaware Growth and Income Service Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Social Awareness Service Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund
     LVIP Delaware Special Opportunities Service Class Fund
     LVIP Global Income Standard Class Fund
     LVIP Global Income Service Class Fund
     LVIP Janus Capital Appreciation Standard Class Fund
     LVIP Janus Capital Appreciation Service Class Fund
     LVIP MFS International Growth Service Class Fund
     LVIP MFS Value Service Class Fund
     LVIP Mid-Cap Value Service Class Fund
     LVIP Mondrian  International Value Standard Class Fund
     LVIP Mondrian International Value Service Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Money Market Service Class Fund
     LVIP Protected Profile 2010 Standard Class Fund
     LVIP Protected Profile 2010 Service Class Fund
     LVIP Protected Profile 2020 Standard Class Fund
     LVIP Protected Profile 2020 Service Class Fund
     LVIP Protected Profile 2030 Standard Class Fund
     LVIP Protected Profile 2030 Service Class Fund
     LVIP Protected Profile 2040 Standard Class Fund
     LVIP Protected Profile 2040 Service Class Fund
     LVIP Protected Profile 2050 Standard Class Fund
     LVIP Protected Profile 2050 Service Class Fund
     LVIP Protected Profile Conservative Standard Class Fund
     LVIP Protected Profile Conservative Service Class Fund
     LVIP Protected Profile Growth Standard Class Fund
     LVIP Protected Profile Growth Service Class Fund
     LVIP Protected Profile Moderate Standard Class Fund
     LVIP Protected Profile Moderate Service Class Fund
     LVIP SSgA Bond Index Standard Class Fund
     LVIP SSgA Bond Index Service Class Fund
     LVIP SSgA Developed International 150 Service Class Fund
     LVIP SSgA Emerging  Markets 100 Standard Class Fund
     LVIP SSgA Emerging Markets 100 Service Class Fund
     LVIP SSgA Global Tactical Allocation Standard Class Fund
     LVIP SSgA Global Tactical Allocation Service Class Fund
     LVIP SSgA International Index Standard Class Fund
     LVIP SSgA International Index Service Class Fund
     LVIP SSgA Large Cap 100 Service Class Fund
     LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA S&P 500 Index Service Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund
     LVIP SSgA Small-Cap Index Service Class Fund
     LVIP SSgA Small-Mid Cap 200 Service Class Fund
     LVIP T. Rowe Price Growth Stock Service Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
     LVIP Templeton Growth Service Class Fund
     LVIP Turner Mid-Cap Growth Service Class Fund
     LVIP Vanguard Domestic Equity ETF Service Class Fund
     LVIP Vanguard International Equity ETF Service Class Fund
     LVIP Wells Fargo Intrinsic Value Standard Class Fund
     LVIP Wells Fargo Intrinsic Value Service Class Fund
MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Initial Class Series
     MFS VIT Total Return Initial Class Series
     MFS VIT Utilities Initial Class Series
     MFS VIT Utilities Service Class Series
Neuberger Berman Advisors Management Trust (NB AMT):
     NB AMT Mid-Cap Growth I Class Portfolio
     NB AMT Partners I Class Portfolio
     NB AMT Regency I Class Portfolio
PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT Commodity Real Return Advisor Class Fund
     PIMCO VIT Total Return Administrative Class Fund
Putnam Variable Trust (Putnam VT):
     Putnam VT Global Health Care Class IB Fund
Wells Fargo Variable Trust (WFVT):
     WFVT Advantage Intrinsic Value Class 2 Fund
     WFVT Advantage Omega Growth Class 2 Fund
     WFVT Advantage Small CapGrowth Class 2 Fund

*    Denotes an affiliate of the Company.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Stan-dards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2010, the WFVT Advantage Omega Growth Class 2 Fund became available as an investment option for account contract owners. Accordingly, for the subaccounts that commenced operations during 2010, the 2010 statements of changes in net assets and total return and investment income ratio in note 3 are for the period from the commencement of operations to December 31, 2010.

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series and the Delaware VIP Trend Service Class Series merged into the Delaware VIP Smid Cap Growth Service Class Series.

Also during 2010, the following funds changed their names:

PREVIOUS FUND NAME                                    NEW FUND NAME
----------------------------------------------------  --------------------------------------------------------
LVIP Marsico International Growth Service Class Fund  LVIP MFS International Growth Service Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund  LVIP SSgA Global Tactical Allocation Standard Class Fund
LVIP Wilshire Aggressive Profile Service Class Fund   LVIP SSgA Global Tactical Allocation Service Class Fund
WFVT Advantage Equity Income Class 2 Fund             WFVT Advantage Intrinsic Value Class 2 Fund

During 2010, WFVT Advantage Large Company Growth Class 2 Fund ceased to be available as an investment option to Variable Account Contract owners.

During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011:

LVIP Delaware Diversified Floating Rate Service Class Fund  LVIP Vanguard Domestic Equity ETF Service Class Fund
LVIP Protected Profile 2050 Standard Class Fund             LVIP Vanguard International Equity ETF Service Class Fund
LVIP Protected Profile 2050 Service Class Fund              PIMCO VIT Total Return Administrative Class Fund

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                               NEW FUND NAME
---------------------------------------------------------------  -------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                   LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2010 Profile Service Class Fund                    LVIP Protected Profile 2010 Service Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                   LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2020 Profile Service Class Fund                    LVIP Protected Profile 2020 Service Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                   LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2030 Profile Service Class Fund                    LVIP Protected Profile 2030 Service Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                   LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire 2040 Profile Service Class Fund                    LVIP Protected Profile 2040 Service Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund           LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Conservative Profile Service Class Fund            LVIP Protected Profile Conservative Service Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund  LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Service Class Fund   LVIP Protected Profile Growth Service Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund               LVIP Protected Profile Moderate Standard Class Fund
LVIP Wilshire Moderate Profile Service Class Fund                LVIP Protected Profile Moderate Service Class Fund

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The range of rates are as follows for the four contract types within the Variable Account:

-    Multi-Fund(R) at a daily rate of .00260822% to .0068548% (.952% to 2.502%
     on an annual basis).

-    Multi-Fund(R) 5 at a daily rate of .00178082% to .00753425% (.65% to 2.75%
     on an annual basis).

- Multi-Fund(R) Select at a daily rate of .00274521% (1.002% on an annual basis).

-    eAnnuity at a daily rate of .00150685% (.55% on an annual basis).

In addition, $5,737,227 and $6,259,031 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2011 and 2010, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
            2011                 1.000%   2.152%   $ 0.43    $13.91    43,535,325  $   21,896,209   -25.04%     -24.17%      0.34%
            2010                 1.000%   2.152%     0.57     18.49    52,000,917      33,715,620    16.06%      17.40%      1.99%
            2009                 1.000%   2.152%     0.48     15.87    67,029,916      36,195,590    50.41%      51.62%      0.00%
            2008                 1.000%   1.802%     0.32     10.55    58,615,699      20,580,155   -48.41%     -47.99%      0.00%
            2007                 1.000%   1.802%     0.62     20.46    72,666,319      47,782,876    17.75%      18.70%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
ABVPSF GROWTH AND INCOME CLASS B
            2011                 1.002%   1.952%   $10.70    $11.37     2,647,384  $   30,102,862     4.18%       5.01%      1.08%
            2010                 1.002%   1.802%    10.62     10.83     2,842,432      30,776,000    11.34%      11.67%      0.00%
            2009                 1.002%   1.302%     9.54      9.70     3,131,247      30,359,283    18.79%      19.15%      3.58%
            2008                 1.002%   1.302%     8.03      8.14     3,388,358      27,572,040   -41.46%     -41.29%      1.80%
            2007                 1.002%   1.302%    13.71     13.86     3,913,772      54,242,467     3.50%       3.81%      1.19%
ABVPSF INTERNATIONAL VALUE CLASS B
            2011                 1.000%   1.800%     6.02      6.30        29,585         185,334   -20.88%     -20.24%      3.87%
            2010                 1.000%   1.800%     7.61      7.90        28,345         221,965     2.45%       3.26%      2.74%
            2009                 1.000%   1.950%     7.39      7.65        26,448         201,216    31.76%      33.02%      1.05%
            2008                 1.000%   1.950%     5.63      5.75        30,687         175,446   -54.12%     -53.75%      0.92%
            2007                 1.000%   1.800%    12.27     12.43        70,159         870,558     3.70%       4.53%      0.93%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2011                 1.000%   2.600%    18.26     22.06        43,838         875,155   -10.74%      -9.30%      0.48%
            2010                 1.000%   2.600%    20.33     24.52        44,768         980,981    24.46%      25.65%      0.46%
            2009                 1.000%   1.950%    16.33     17.64        45,977         800,503    40.09%      41.43%      1.10%
            2008                 1.000%   1.950%    11.82     12.47        42,909         529,220   -36.70%     -36.22%      0.70%
            2007                 1.000%   1.800%    18.68     22.16        35,105         682,678    -0.11%       0.69%      1.07%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2011                 1.002%   2.152%    11.92     12.29     2,691,287      33,059,487     9.71%      10.98%      4.20%
            2010                 1.002%   2.152%    10.87     11.07     1,437,665      15,914,894     3.13%       4.31%      1.74%
            2009     5/19/09     1.002%   2.152%    10.54     10.61       687,742       7,299,190     0.74%       6.02%      1.97%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2011                 1.000%   2.600%    12.20     14.03       987,228      13,115,465     8.88%      10.63%      4.05%
            2010                 1.000%   2.600%    11.03     12.68       830,859      10,163,897     2.40%       4.05%      1.63%
            2009                 1.000%   2.600%    11.14     12.19       590,055       7,026,663     7.41%       9.14%      1.91%
            2008                 1.000%   2.600%    10.37     11.17       354,273       3,921,371    -4.13%      -2.58%      4.72%
            2007                 1.000%   2.600%    11.13     11.46       180,987       2,063,576     7.55%       8.42%      4.45%
AMERICAN CENTURY VP INTERNATIONAL CLASS I
            2011                 0.550%   0.550%     1.20      1.20        32,293          38,693   -12.53%     -12.53%      0.83%
            2010                 0.550%   0.550%     1.37      1.37        17,055          23,362    12.67%      12.67%      2.05%
            2009                 0.550%   0.550%     1.22      1.22        22,389          27,218    33.03%      33.03%      1.51%
            2008                 0.550%   0.550%     0.91      0.91        13,105          11,976   -45.13%     -45.13%      0.98%
            2007                 0.550%   0.550%     1.67      1.67        16,354          27,235    17.41%      17.41%      0.75%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                 1.000%   2.600%    13.15     14.85     5,404,677      80,188,017   -11.23%      -9.79%      1.28%
            2010                 1.000%   2.600%    14.81     16.46     5,823,272      95,794,172     8.88%      10.63%      1.46%
            2009                 1.000%   2.600%    13.61     14.88     6,375,604      94,827,191    38.65%      40.89%      1.49%
            2008                 1.000%   2.600%     9.81     10.56     6,231,631      65,787,912   -39.97%     -39.00%      1.86%
            2007                 1.000%   2.600%    16.73     17.32     5,825,731     100,836,019    12.63%      13.71%      2.90%
AMERICAN FUNDS GROWTH CLASS 2
            2011                 1.000%   2.600%     1.05     17.76   439,216,610     559,577,244    -6.74%      -5.23%      0.60%
            2010                 1.000%   2.600%     1.11     18.89   493,304,608     650,467,064    15.64%      17.50%      0.71%
            2009                 1.000%   2.600%     0.94     16.20   545,943,392     600,119,250    35.83%      38.02%      0.67%
            2008                 1.000%   2.600%     0.69     11.83   580,135,853     449,337,819   -45.41%     -44.53%      0.80%
            2007                 1.000%   2.600%     1.24     21.50   638,395,481     869,499,219     9.85%      11.23%      0.78%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                 1.000%   2.600%    10.71     15.45    16,252,084     191,483,323    -4.35%      -2.81%      1.52%
            2010                 1.000%   2.600%    11.15     16.02    17,624,631     213,796,579     8.57%      10.32%      1.48%
            2009                 1.000%   2.600%    10.23     14.64    18,122,702     199,162,564    28.32%      29.94%      1.68%
            2008                 1.000%   2.250%     7.96     11.36    17,049,126     144,182,314   -39.23%     -38.47%      1.82%
            2007                 1.000%   2.250%    13.09     18.61    15,366,836     211,285,522     2.71%       4.00%      1.65%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                 1.000%   2.600%     1.08     19.75   170,509,033     236,231,377   -16.18%     -14.82%      1.70%
            2010                 1.000%   2.600%     1.28     23.37   192,712,055     304,105,987     4.48%       6.17%      2.02%
            2009                 1.000%   2.600%     1.21     22.19   215,174,130     310,460,495    39.89%      41.65%      1.58%
            2008                 1.000%   2.250%     0.85     15.79   228,997,275     226,521,038   -43.41%     -42.70%      1.90%
            2007                 1.000%   2.250%     1.49     27.78   244,014,559     408,608,092    17.35%      18.83%      1.60%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2011                 1.002%   1.802%   $11.86    $12.11     1,900,482  $   23,020,903    -5.22%      -4.46%      2.46%
            2010                 1.002%   1.802%    12.62     12.68     1,508,550      19,126,536     8.63%       8.96%      1.67%
            2009     5/18/09     1.002%   1.302%    11.61     11.64       524,021       6,097,926    16.00%      16.37%      3.12%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
            2011                 1.000%   2.150%    11.68     12.04       743,932       8,935,799    -5.69%      -4.60%      2.84%
            2010                 1.000%   2.150%    12.46     12.62       430,062       5,422,177     7.80%       8.67%      1.86%
            2009     5/22/09     1.000%   1.800%    11.56     11.62        76,429         887,701     2.20%      15.58%      3.03%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2011                 1.002%   2.152%    15.05     16.42    10,669,122     175,077,659     4.13%       5.33%      4.13%
            2010                 1.002%   2.152%    14.45     15.59    11,589,110     180,588,126     5.76%       6.98%      4.69%
            2009                 1.002%   2.152%    13.94     14.58    11,858,313     172,760,085    24.69%      25.69%      5.93%
            2008                 1.002%   1.802%    11.18     11.60    12,295,495     142,537,849    -6.25%      -5.49%      3.89%
            2007                 1.002%   1.802%    11.92     12.27    10,220,689     125,386,671     5.71%       6.56%      2.80%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
            2011                 1.000%   2.600%    14.28     16.12     3,321,898      53,212,484     3.43%       5.10%      3.87%
            2010                 1.000%   2.600%    13.80     15.34     3,220,765      49,106,868     5.10%       6.79%      4.38%
            2009                 1.000%   2.600%    13.13     14.36     2,699,451      38,590,210    23.41%      25.40%      5.42%
            2008                 1.000%   2.600%    10.64     11.45     2,132,973      24,320,615    -7.34%      -5.84%      3.50%
            2007                 1.000%   2.600%    11.76     12.17     1,565,289      18,964,143     5.34%       6.35%      2.26%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
            2011                 1.000%   2.600%    20.37     23.02       114,532       2,604,170   -22.06%     -20.80%      1.63%
            2010                 1.000%   2.600%    26.93     29.06       114,291       3,291,673    15.70%      17.03%      0.63%
            2009                 1.000%   2.150%    23.54     24.83       125,000       3,083,527    74.25%      75.90%      0.94%
            2008                 1.000%   1.950%    13.60     14.11       138,235       1,942,841   -52.55%     -52.16%      1.29%
            2007                 1.000%   1.800%    28.67     29.51       110,394       3,239,761    36.04%      37.13%      1.11%
DELAWARE VIP GLOBAL BOND STANDARD CLASS
            2007                 0.000%   0.000%       --        --            --              --     0.00%       0.00%     10.02%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2011                 1.002%   2.152%    13.83     14.91     2,442,501      36,413,958     0.20%       1.36%      8.65%
            2010                 1.002%   2.152%    13.80     14.71     2,587,556      38,060,859    12.87%      14.17%      7.50%
            2009                 1.002%   2.152%    12.42     12.89     2,716,822      35,006,080    46.32%      47.49%      6.76%
            2008                 1.002%   1.802%     8.49      8.74     1,692,571      14,787,002   -25.53%     -24.93%      8.41%
            2007                 1.002%   1.802%    11.40     11.64     1,767,608      20,571,351     0.96%       1.77%      6.57%
DELAWARE VIP HIGH YIELD SERVICE CLASS
            2011                 1.002%   1.002%    14.70     14.70       476,490       7,005,989     1.31%       1.31%      7.86%
            2010                 1.002%   1.002%    14.51     14.51       405,363       5,883,107    13.77%      13.77%      7.27%
            2009                 1.002%   1.002%    12.76     12.76       376,760       4,806,337    47.17%      47.17%      6.40%
            2008                 1.002%   1.002%     8.67      8.67       242,776       2,104,442   -25.18%     -25.18%      7.55%
            2007                 1.002%   1.002%    11.59     11.59       169,654       1,965,562     1.52%       1.52%      5.01%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
            2011                 1.000%   2.600%    10.99     12.20       221,804       2,671,025    -0.08%       1.54%      1.65%
            2010                 1.000%   2.600%    11.00     12.02       220,607       2,618,555     1.62%       3.26%      2.05%
            2009                 1.000%   2.600%    11.22     11.64       142,462       1,646,980    10.58%      11.47%      3.30%
            2008                 1.000%   1.800%    10.15     10.44        27,579         285,855    -2.43%      -1.65%      4.23%
            2007                 1.000%   1.800%    10.40     10.62        12,171         128,434     2.37%       3.20%      4.56%
DELAWARE VIP REIT STANDARD CLASS
            2011                 1.000%   2.600%     2.80     23.75    40,112,134     118,628,248     8.11%       9.85%      1.59%
            2010                 1.000%   2.600%     2.56     21.62    43,153,316     116,160,606    23.73%      25.72%      2.75%
            2009                 1.000%   2.600%     2.04     17.20    45,005,631      96,403,216    20.15%      22.09%      4.69%
            2008                 1.000%   2.600%     1.68     14.08    52,833,111      92,800,424   -36.73%     -35.71%      2.37%
            2007                 1.000%   2.600%     2.61     21.91    64,156,361     175,018,010   -15.77%     -14.80%      1.57%
DELAWARE VIP REIT SERVICE CLASS
            2011                 1.002%   1.002%    16.78     16.78       921,372      15,457,643     9.52%       9.52%      1.33%
            2010                 1.002%   1.002%    15.32     15.32       887,644      13,597,791    25.35%      25.35%      2.51%
            2009                 1.002%   1.002%    12.22     12.22       801,913       9,800,403    22.01%      22.01%      4.05%
            2008                 1.002%   1.002%    10.02     10.02       667,801       6,689,068   -35.93%     -35.93%      1.93%
            2007                 1.002%   1.002%    15.63     15.63       538,905       8,425,273   -15.03%     -15.03%      1.06%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
            2011                 1.000%   2.152%   $ 2.04    $21.94    86,624,986  $  211,393,935    -3.69%      -2.57%      0.29%
            2010                 1.000%   2.152%     2.10     22.70    97,898,448     241,206,266    29.10%      30.60%      0.47%
            2009                 1.000%   2.150%     1.61     17.52   102,273,979     190,397,545    28.77%      30.25%      0.67%
            2008                 1.000%   2.150%     1.24     13.56   112,593,836     157,610,949   -31.56%     -30.76%      0.48%
            2007                 1.000%   2.150%     1.80     19.74   132,090,624     260,346,711    -8.82%      -7.77%      0.27%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2011                 0.550%   2.152%     2.90     21.98    73,792,230     226,536,339     5.83%       7.54%      0.98%
            2010    10/8/10      0.550%   2.152%     2.72     20.70    79,048,971     226,698,063    13.21%      13.63%      0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
            2011                 1.002%   1.002%    15.52     15.52       702,171      10,894,579     6.82%       6.82%      0.76%
            2010    10/8/10      1.002%   1.002%    14.52     14.52       602,239       8,747,116    13.45%      13.45%      0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                 0.550%   2.152%     2.01     15.37    84,506,526     178,594,102    51.74%      53.88%      0.00%
            2008                 0.550%   1.950%     1.32     10.12    91,207,039     125,953,263   -47.77%     -47.03%      0.00%
            2007                 0.550%   1.950%     2.50     19.34   105,640,409     275,731,986     8.61%      10.14%      0.00%
DELAWARE VIP TREND SERVICE CLASS
            2009                 1.002%   1.002%    10.73     10.73       511,123       5,485,739    52.83%      52.83%      0.00%
            2008                 1.002%   1.002%     7.02      7.02       400,958       2,815,728   -47.39%     -47.39%      0.00%
            2007                 1.002%   1.002%    13.35     13.35       310,530       4,145,064     9.36%       9.36%      0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
            2011                 1.000%   1.750%    10.75     11.22         9,749         108,414     5.64%       6.43%      0.06%
            2010                 1.000%   1.750%    10.18     10.54         7,304          76,235    11.57%      12.41%      0.00%
            2009                 1.000%   1.750%     9.27      9.37         7,796          72,566    41.10%      41.52%      0.00%
            2008                 1.000%   1.300%     6.57      6.62         7,510          49,685   -43.60%     -43.43%      0.00%
            2007                 1.000%   1.750%    11.65     11.65         2,841          33,103    10.92%      10.92%      0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2011                 0.550%   2.600%     2.15     17.06    51,282,723     119,216,003     6.72%       8.94%      1.95%
            2010                 0.550%   2.600%     1.99     15.85    53,337,067     114,397,671    12.66%      14.99%      2.44%
            2009                 0.550%   2.600%     1.74     13.95    58,984,059     110,211,217    14.94%      17.32%      3.29%
            2008                 0.550%   2.600%     1.49     12.04    67,376,106     106,993,770   -35.14%     -33.79%      2.99%
            2007                 0.550%   2.600%     2.27     18.42    81,976,955     196,998,173    -4.60%      -3.26%      1.59%
DELAWARE VIP VALUE SERVICE CLASS
            2011                 1.002%   1.002%    13.23     13.23       987,411      13,063,706     8.17%       8.17%      1.68%
            2010                 1.002%   1.002%    12.23     12.23       895,961      10,958,433    14.17%      14.17%      2.13%
            2009                 1.002%   1.002%    10.71     10.71       813,060       8,709,861    16.48%      16.48%      2.78%
            2008                 1.002%   1.002%     9.20      9.20       646,327       5,944,197   -34.23%     -34.23%      2.44%
            2007                 1.002%   1.002%    13.98     13.98       507,338       7,094,623    -3.96%      -3.96%      1.13%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2011                 1.002%   1.802%    12.11     12.36       248,980       3,078,253    -4.60%      -3.84%      1.29%
            2010                 1.002%   1.802%    12.86     12.86       163,742       2,105,191    11.34%      11.34%      1.09%
            2009     5/27/09     1.002%   1.002%    11.55     11.55        52,260         603,453    14.03%      14.03%      0.00%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS B
            2011                 1.000%   1.800%    12.28     12.28        77,793         955,421    -4.08%      -4.08%      0.88%
            2010                 1.000%   1.002%    12.80     12.81        30,641         392,391    11.02%      11.03%      0.81%
            2009     7/2/09      1.000%   1.002%    11.53     11.53         6,671          76,941    13.16%      15.28%      0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2011                 0.550%   1.802%     0.96     14.88   152,407,152     153,733,062     0.01%       1.28%      1.71%
            2010                 0.550%   1.802%     0.96     14.87   166,142,781     166,413,117    12.66%      14.08%      1.92%
            2009                 0.550%   1.802%     0.85     13.20   184,329,872     162,616,209    24.07%      25.63%      2.82%
            2008                 0.550%   1.950%     0.68     10.64   200,856,341     142,183,699   -38.37%     -37.50%      2.47%
            2007                 0.550%   2.152%     1.10     17.24   227,708,600     258,719,007     3.26%       4.72%      1.51%
DWS VIP EQUITY 500 INDEX CLASS B
            2011                 1.002%   1.002%    11.98     11.98     1,061,840      12,726,054     0.49%       0.49%      1.37%
            2010                 1.002%   1.002%    11.93     11.93       875,472      10,441,532    13.38%      13.38%      1.53%
            2009                 1.002%   1.002%    10.52     10.52       678,961       7,142,483    24.77%      24.77%      2.36%
            2008                 1.002%   1.002%     8.43      8.43       468,716       3,951,822   -37.96%     -37.96%      2.03%
            2007                 1.002%   1.002%    13.59     13.59       314,443       4,273,488     3.99%       3.99%      1.13%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
DWS VIP SMALL CAP INDEX CLASS A
            2011                 0.550%   2.600%   $ 1.62    $19.65    21,178,803  $   36,516,009    -6.87%      -4.94%      0.88%
            2010                 0.550%   2.600%     1.71     20.93    24,139,931      43,875,812    23.15%      25.70%      0.95%
            2009                 0.550%   2.600%     1.37     16.86    26,266,622      38,206,851    23.32%      25.88%      1.79%
            2008                 0.550%   2.600%     1.10     13.56    29,027,659      33,822,875   -35.82%     -34.48%      1.62%
            2007                 0.550%   2.600%     1.69     20.96    33,243,245      59,345,229    -4.08%      -2.44%      0.89%
DWS VIP SMALL CAP INDEX CLASS B
            2011                 1.002%   1.002%    13.06     13.06       399,546       5,216,631    -5.53%      -5.53%      0.59%
            2010                 1.002%   1.002%    13.82     13.82       383,999       5,307,027    24.85%      24.85%      0.63%
            2009                 1.002%   1.002%    11.07     11.07       338,520       3,747,270    25.01%      25.01%      1.45%
            2008                 1.002%   1.002%     8.85      8.85       266,275       2,357,832   -34.98%     -34.98%      1.28%
            2007                 1.002%   1.002%    13.62     13.62       189,062       2,574,837    -3.13%      -3.13%      0.57%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2011                 1.000%   2.600%     1.46     17.09   122,839,785     199,264,380    -5.14%      -3.61%      0.89%
            2010                 1.000%   2.600%     1.52     17.87   134,573,374     225,221,520    14.10%      15.94%      1.08%
            2009                 1.000%   2.600%     1.31     15.54   148,581,402     213,580,220    32.65%      34.31%      1.33%
            2008                 1.000%   2.250%     0.98     11.66   160,695,810     169,865,917   -43.89%     -43.19%      0.89%
            2007                 1.000%   2.250%     1.73     20.69   165,155,099     304,848,847    14.89%      16.34%      0.88%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2011                 1.002%   1.002%    14.18     14.18     2,663,559      37,759,124    -3.75%      -3.75%      0.83%
            2010                 1.002%   1.002%    14.73     14.73     2,489,255      36,664,509    15.76%      15.76%      1.09%
            2009                 1.002%   1.002%    12.72     12.72     2,204,664      28,051,498    34.12%      34.12%      1.29%
            2008                 1.002%   1.002%     9.49      9.49     1,716,918      16,288,383   -43.26%     -43.26%      0.95%
            2007                 1.002%   1.002%    16.72     16.72     1,191,705      19,926,375    16.13%      16.13%      0.90%
FIDELITY VIP GROWTH SERVICE CLASS
            2011                 1.000%   1.802%     0.85     14.41    64,044,588      57,631,090    -1.65%      -0.86%      0.25%
            2010                 1.000%   1.802%     0.86     14.65    69,316,062      62,750,757    21.82%      22.82%      0.18%
            2009                 1.000%   1.802%     0.71     12.03    74,660,083      55,044,200    25.86%      26.87%      0.33%
            2008                 1.000%   1.950%     0.56      9.56    86,377,028      50,262,461   -48.25%     -47.76%      0.67%
            2007                 1.000%   2.152%     1.07     12.86   100,431,937     111,691,952    24.42%      25.61%      0.59%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2011                 1.002%   1.002%    11.74     11.74       474,303       5,567,265    -1.03%      -1.03%      0.14%
            2010                 1.002%   1.002%    11.86     11.86       403,557       4,786,152    22.63%      22.63%      0.03%
            2009                 1.002%   1.002%     9.67      9.67       342,456       3,312,066    26.69%      26.69%      0.23%
            2008                 1.002%   1.002%     7.63      7.63       264,007       2,015,447   -47.83%     -47.83%      0.78%
            2007                 1.002%   1.002%    14.63     14.63       147,217       2,154,399    25.40%      25.40%      0.30%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2011                 1.000%   2.600%    12.34     13.71       205,209       2,781,296   -13.14%     -11.74%      0.02%
            2010                 1.000%   2.600%    14.57     15.53       208,051       3,201,804    25.83%      27.29%      0.13%
            2009                 1.000%   2.150%    11.68     12.20       191,639       2,324,412    37.05%      38.36%      0.45%
            2008                 1.000%   1.950%     8.52      8.82       194,597       1,707,223   -40.78%     -40.21%      0.26%
            2007                 1.000%   1.950%    14.39     14.75       114,536       1,684,625    13.11%      14.19%      0.51%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2011                 1.000%   2.600%    11.18     12.24       158,761       1,908,896    -0.24%       1.36%      5.57%
            2010                 1.000%   2.600%    11.21     12.07       165,820       1,975,515     9.78%      11.55%      6.65%
            2009                 1.000%   2.600%    10.21     10.82       156,006       1,671,551    32.12%      34.25%      9.24%
            2008                 1.000%   2.600%     7.73      8.06       186,582       1,490,914   -31.46%     -30.36%      5.38%
            2007                 1.000%   2.600%    11.40     11.57       155,427       1,788,802     1.75%       2.72%      2.76%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2011                 1.000%   2.150%     9.21      9.71       199,643       1,919,677    -2.95%      -2.03%      2.46%
            2010                 1.000%   1.950%     9.49      9.91       162,299       1,594,839     9.05%      10.09%      1.59%
            2009                 1.000%   1.950%     8.70      9.00       146,737       1,313,135    23.61%      24.79%      1.79%
            2008                 1.000%   1.950%     7.07      7.22       159,350       1,144,099   -38.23%     -37.73%      3.31%
            2007                 1.000%   1.800%    11.44     11.59       104,468       1,207,556     1.63%       2.45%      1.23%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
            2011                 1.000%   2.600%    15.04     16.71       311,832       5,133,788    -3.42%      -1.86%      5.45%
            2010                 1.000%   2.600%    15.57     17.02       300,300       5,057,989    11.51%      13.31%      1.44%
            2009                 1.000%   2.600%    14.38     15.02       328,937       4,896,774    16.39%      17.50%     13.72%
            2008                 1.000%   1.950%    12.43     12.79       302,488       3,844,918     4.31%       5.15%      3.57%
            2007                 1.000%   1.800%    11.91     12.16       111,602       1,351,429     9.02%       9.90%      2.68%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
INVESCO V.I. CORE EQUITY SERIES I
            2011                 1.000%   1.300%   $10.46    $10.77         4,956  $       52,309    -1.36%      -1.06%      0.94%
            2010                 1.000%   1.300%    10.60     10.89         4,510          48,179     8.14%       8.47%      0.87%
            2009                 1.000%   1.300%     9.80     10.04         5,966          58,782    26.64%      27.02%      1.50%
            2008                 1.000%   1.300%     7.74      7.90         9,292          72,080   -31.04%     -30.84%      2.74%
            2007                 1.000%   1.750%    10.92     11.43        12,784         143,501     6.24%       7.04%      1.00%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2011                 1.000%   1.750%    16.90     18.29         3,075          54,149    -8.36%      -7.67%      1.53%
            2010                 1.000%   1.750%    18.45     19.80         2,906          55,655    10.91%      11.74%      2.05%
            2009                 1.000%   1.950%    16.39     17.72         8,429         145,153    32.63%      33.90%      1.32%
            2008                 1.000%   1.950%    12.36     13.24        10,792         139,920   -41.53%     -40.97%      0.54%
            2007                 1.000%   1.950%    21.14     22.43        34,456         768,430    12.50%      13.58%      0.41%
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2011                 0.550%   1.750%     0.95      9.24       142,830         167,088   -15.24%     -14.22%      0.62%
            2010                 0.550%   1.750%     1.11     10.82       137,617         187,915    13.83%      15.20%      0.59%
            2009                 0.550%   1.750%     0.96      9.43       160,111         189,149    35.31%      36.94%      1.31%
            2008                 0.550%   1.750%     0.70      6.92       323,198         260,587   -45.62%     -44.96%      1.19%
            2007                 0.550%   1.750%     1.28     12.63       346,763         730,506     7.73%       9.03%      0.74%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2011                 0.550%   2.600%     2.16     19.65    53,073,457     139,510,576     1.35%       3.45%      0.00%
            2010                 0.550%   2.600%     2.10     19.23    58,186,783     145,271,885    23.14%      25.69%      0.00%
            2009                 0.550%   2.600%     1.69     15.49    64,485,414     125,909,741    35.85%      37.57%      0.00%
            2008                 0.550%   1.802%     1.23     11.40    68,187,879      94,814,740   -40.22%     -39.47%      0.00%
            2007                 0.550%   1.802%     2.06     19.08    78,327,260     175,843,860     1.57%       2.85%      0.00%
LVIP CAPITAL GROWTH SERVICE CLASS
            2011                 1.000%   1.000%     8.71      8.71         1,335          11,632   -10.14%     -10.14%      0.00%
            2010                 1.000%   1.000%     9.70      9.70         1,156          11,208    17.49%      17.49%      0.00%
            2009                 1.000%   1.000%     8.25      8.25         1,290          10,645    33.19%      33.19%      0.08%
            2008                 1.000%   1.000%     6.20      6.20         4,696          29,102   -42.31%     -42.31%      0.00%
            2007     9/14/07     1.000%   1.000%    10.74     10.74         2,272          24,407     6.70%       6.70%      0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2011                 1.002%   1.802%     6.59      6.83     1,101,462       7,526,071   -10.30%      -9.58%      0.00%
            2010                 1.002%   1.802%     7.34      7.56     1,060,785       8,017,360    15.87%      16.80%      0.00%
            2009                 1.002%   1.802%     6.34      6.47       898,568       5,814,988    35.37%      36.46%      0.00%
            2008                 1.002%   1.802%     4.68      4.74       655,277       3,107,333   -43.07%     -42.61%      1.52%
            2007     5/18/07     1.002%   1.802%     8.22      8.26       384,233       3,175,248   -17.35%     -12.96%      0.82%
LVIP COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
            2011                 1.000%   2.600%     6.27      6.76       455,675       3,065,319   -11.24%      -9.81%      0.00%
            2010                 1.000%   2.600%     7.07      7.49       396,148       2,956,711    14.65%      16.49%      0.00%
            2009                 1.000%   2.600%     6.30      6.43       291,612       1,869,424    35.04%      36.12%      0.00%
            2008                 1.000%   1.800%     4.66      4.72       184,483         869,931   -43.21%     -42.75%      1.34%
            2007     6/4/07      1.000%   1.800%     8.21      8.25        77,521         638,990   -18.21%      -5.58%      0.64%
LVIP COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
            2011                 1.000%   1.800%     8.69      9.01        22,430         200,806    -3.75%      -2.98%      0.00%
            2010                 1.000%   1.800%     9.19      9.29        19,613         181,071    22.84%      23.21%      0.00%
            2009                 1.000%   1.300%     7.48      7.54        23,644         177,941    22.75%      23.12%      0.36%
            2008                 1.000%   1.300%     6.10      6.12        19,453         118,999   -34.98%     -34.79%      0.26%
            2007     6/15/07     1.000%   1.300%     9.38      9.39        11,590         108,815    -6.96%      -1.96%      1.29%
LVIP DELAWARE BOND STANDARD CLASS
            2011                 0.550%   2.600%     9.40     17.18    33,318,623     334,381,944     4.88%       7.05%      3.33%
            2010                 0.550%   2.600%     8.85     16.12    37,044,897     348,818,183     5.70%       7.89%      3.37%
            2009                 0.550%   2.600%     8.26     15.01    40,260,631     352,396,046    16.26%      18.25%      4.23%
            2008                 0.550%   2.250%     7.04     12.75    45,357,833     335,604,648    -5.08%      -3.46%      4.59%
            2007                 0.550%   2.250%     7.35     13.27    48,170,653     369,981,385     3.10%       4.87%      4.95%
LVIP DELAWARE BOND SERVICE CLASS
            2011                 1.002%   1.002%    14.68     14.68     1,761,668      25,867,610     6.19%       6.19%      3.23%
            2010                 1.002%   1.002%    13.83     13.83     1,600,756      22,134,772     7.04%       7.04%      3.31%
            2009                 1.002%   1.002%    12.92     12.92     1,353,824      17,489,129    17.30%      17.30%      4.33%
            2008                 1.002%   1.002%    11.01     11.01     1,141,905      12,575,978    -4.22%      -4.22%      4.77%
            2007                 1.002%   1.002%    11.50     11.50       905,003      10,406,613     4.12%       4.12%      5.39%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
            2011     5/17/11     1.000%   1.800%   $ 9.72    $ 9.76        60,566  $      591,264    -2.47%      -0.24%      2.42%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2011                 1.000%   1.802%     3.79     15.23    30,434,378      120,916,415   -3.78%      -3.00%      2.04%
            2010                 1.000%   1.802%     3.92     15.83    34,534,572      141,737,955   10.47%      11.36%      2.67%
            2009                 1.000%   1.802%     3.53     14.33    39,459,380      145,249,902   29.64%      30.68%      1.65%
            2008                 1.000%   2.152%     2.71     11.05    46,239,559      130,488,766  -34.42%     -33.89%      6.25%
            2007                 1.000%   1.802%     4.11     16.85    53,644,322      229,050,374    4.47%       5.32%      1.66%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
            2011                 1.002%   1.002%    13.23     13.23       242,682        3,211,787   -3.25%      -3.25%      2.00%
            2010                 1.002%   1.002%    13.68     13.68       213,815        2,924,667   11.09%      11.09%      2.59%
            2009                 1.002%   1.002%    12.31     12.31       191,882        2,362,699   30.35%      30.35%      1.58%
            2008                 1.002%   1.002%     9.45      9.45       158,329        1,495,676  -34.05%     -34.05%      7.23%
            2007                 1.002%   1.002%    14.32     14.32       108,312        1,551,558    5.05%       5.05%      1.57%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION STANDARD CLASS
            2011                 0.550%   2.152%     6.80     14.65    36,571,206      261,019,073    0.06%       1.67%      6.31%
            2010                 0.550%   2.152%     6.74     14.59    41,066,974      289,557,453    8.08%       9.82%      1.68%
            2009                 0.550%   2.152%     6.18     13.45    46,270,649      298,489,104   20.23%      22.17%      2.86%
            2008                 0.550%   2.250%     5.10     11.15    52,644,737      279,056,184  -28.58%     -27.36%      2.37%
            2007                 0.550%   2.250%     7.07     15.54    62,261,149      456,251,555    2.26%       4.01%      2.31%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION SERVICE CLASS
            2011                 1.002%   1.002%    12.32     12.32       373,488        4,599,915    0.96%       0.96%      6.44%
            2010                 1.002%   1.002%    12.20     12.20       358,135        4,368,681    9.05%       9.05%      1.63%
            2009                 1.002%   1.002%    11.19     11.19       322,279        3,604,889   21.26%      21.26%      2.72%
            2008                 1.002%   1.002%     9.22      9.22       280,465        2,587,104  -27.94%     -27.94%      2.28%
            2007                 1.002%   1.002%    12.80     12.80       232,822        2,980,360    3.28%       3.28%      2.43%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION STANDARD CLASS
            2011                 1.000%   1.800%    12.61     12.87       201,137        2,586,958   -1.52%      -0.73%      2.99%
            2010                 1.000%   1.800%    12.97     12.97        92,080        1,193,855    9.90%       9.90%      3.59%
            2009     7/2/09      1.002%   1.002%    11.80     11.80        39,353          464,361   19.08%      19.08%      2.71%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION SERVICE CLASS
            2011                 1.002%   1.002%    12.78     12.78        81,916        1,047,214   -0.98%      -0.98%      3.11%
            2010                 1.002%   1.002%    12.91     12.91        28,868          372,699    9.62%       9.62%      4.19%
            2009     7/17/09     1.002%   1.002%    11.78     11.78         1,657           19,520   15.96%      15.96%      1.94%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2011                 0.550%   2.152%    11.06     14.80    72,003,912      893,602,339   -0.96%       0.64%      1.02%
            2010                 0.550%   2.152%    11.12     14.89    81,235,094    1,006,268,897   10.53%      12.32%      0.93%
            2009                 0.550%   2.152%    10.02     13.43    95,617,597    1,059,349,551   22.03%      24.00%      1.12%
            2008                 0.550%   2.152%     8.18     10.96   106,083,785      952,152,602  -37.14%     -36.12%      1.23%
            2007                 0.550%   2.152%    12.96     17.38   124,080,963    1,751,316,941    3.86%       5.54%      1.12%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
            2011                 1.002%   1.002%    11.84     11.84       348,565        4,125,913   -0.16%      -0.16%      0.76%
            2010                 1.002%   1.002%    11.86     11.86       313,340        3,715,040   11.42%      11.42%      0.65%
            2009                 1.002%   1.002%    10.64     10.64       298,312        3,174,304   23.00%      23.00%      0.86%
            2008                 1.002%   1.002%     8.65      8.65       251,942        2,179,614  -36.63%     -36.63%      1.03%
            2007                 1.002%   1.002%    13.65     13.65       209,119        2,855,014    4.80%       4.80%      1.07%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2011                 0.550%   2.152%     6.79     16.46    66,828,829      474,434,605   -1.50%       0.09%      0.74%
            2010                 0.550%   2.150%     6.83     16.65    75,130,706      535,442,674    9.20%      10.96%      0.59%
            2009                 0.550%   2.150%     6.20     15.19    85,534,742      551,755,780   27.49%      29.29%      0.69%
            2008                 0.550%   1.950%     4.83     11.90    97,127,360      486,687,455  -35.68%     -34.77%      0.86%
            2007                 0.550%   1.950%     7.47     18.47   113,611,901      876,777,353    0.98%       2.40%      0.82%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2011                 1.002%   1.002%    12.70     12.70       819,767       10,413,019   -0.71%      -0.71%      0.44%
            2010                 1.002%   1.002%    12.79     12.79       767,321        9,816,714   10.07%      10.07%      0.28%
            2009                 1.002%   1.002%    11.62     11.62       714,550        8,305,134   28.25%      28.25%      0.40%
            2008                 1.002%   1.002%     9.06      9.06       578,332        5,241,188  -35.29%     -35.29%      0.68%
            2007                 1.002%   1.002%    14.01     14.01       410,930        5,755,083    1.68%       1.68%      0.75%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2011                 0.550%   2.600%   $17.18    $21.32    22,452,011  $  403,411,847    -7.63%      -5.72%      0.30%
            2010                 0.550%   2.600%    18.36     22.90    25,291,841     484,158,705    28.12%      29.92%      0.73%
            2009                 0.550%   1.950%    14.24     17.85    27,514,039     407,188,333    27.92%      29.73%      0.97%
            2008                 0.550%   1.950%    11.06     13.93    30,865,380     353,705,115   -37.86%     -36.98%      1.07%
            2007                 0.550%   1.950%    17.68     22.38    36,635,734     669,117,339     1.80%       3.24%      0.92%
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2011                 1.002%   1.002%    15.83     15.83     1,316,748      20,841,395    -6.47%      -6.47%      0.00%
            2010                 1.002%   1.002%    16.92     16.92     1,238,824      20,965,162    28.88%      28.88%      0.42%
            2009                 1.002%   1.002%    13.13     13.13     1,135,475      14,909,897    28.69%      28.69%      0.69%
            2008                 1.002%   1.002%    10.20     10.20       962,052       9,816,088   -37.48%     -37.48%      0.88%
            2007                 1.002%   1.002%    16.32     16.32       762,393      12,443,100     2.52%       2.52%      0.85%
LVIP GLOBAL INCOME STANDARD CLASS
            2011                 1.002%   2.152%    11.30     11.71       686,822       8,039,207    -1.06%       0.08%      4.94%
            2010                 1.002%   2.152%    11.49     11.70       464,851       5,439,009     7.72%       8.58%      3.38%
            2009     5/29/09     1.002%   1.802%    10.67     10.78       207,871       2,240,533    -0.14%       7.40%      3.64%
LVIP GLOBAL INCOME SERVICE CLASS
            2011                 1.000%   1.950%    11.30     11.59       268,476       3,101,137    -1.12%      -0.17%      4.35%
            2010                 1.000%   2.150%    11.46     11.61       187,889       2,175,402     7.47%       8.33%      3.45%
            2009     6/5/09      1.000%   1.800%    10.66     10.71        41,369         443,069     2.34%       7.97%      3.29%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2011                 0.550%   2.152%     2.37     14.27    97,750,756     242,129,354    -7.69%      -6.20%      0.21%
            2010                 0.550%   2.150%     2.54     15.40   110,441,528     292,870,274     8.98%      10.74%      0.72%
            2009                 0.550%   2.150%     2.31     14.08   123,185,079     296,244,494    36.05%      37.77%      0.85%
            2008                 0.550%   1.802%     1.69     10.35   136,720,126     239,646,675   -41.88%     -41.15%      0.65%
            2007                 0.550%   2.152%     2.90     17.81   155,446,162     465,106,010    18.27%      19.76%      0.26%
LVIP JANUS CAPITAL APPRECIATION SERVICE CLASS
            2011                 1.002%   1.002%    11.73     11.73       126,905       1,488,624    -6.86%      -6.86%      0.00%
            2010                 1.002%   1.002%    12.59     12.59       116,723       1,470,092     9.97%       9.97%      0.52%
            2009                 1.002%   1.002%    11.45     11.45       116,208       1,330,936    36.79%      36.79%      0.93%
            2008                 1.002%   1.002%     8.37      8.37        78,304         655,593   -41.56%     -41.56%      0.57%
            2007                 1.002%   1.002%    14.33     14.33        46,601         667,920    18.92%      18.92%      0.07%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
            2011                 1.000%   1.800%     7.25      7.53        65,318         489,323   -11.71%     -11.00%      2.90%
            2010                 1.000%   1.800%     8.22      8.46        54,829         461,939    10.81%      11.70%      0.54%
            2009                 1.000%   1.800%     7.41      7.57        52,912         399,369    33.10%      34.16%      0.82%
            2008                 1.000%   1.800%     5.57      5.64        22,338         125,967   -49.98%     -49.58%      0.98%
            2007     7/16/07     1.000%   1.800%    11.14     11.19        17,080         191,087    -4.64%       6.43%      0.91%
LVIP MFS VALUE SERVICE CLASS
            2011                 1.000%   1.800%     8.16      8.46       233,328       1,968,008    -2.13%      -1.34%      1.20%
            2010                 1.000%   1.800%     8.35      8.58       216,506       1,852,632     9.38%      10.21%      1.19%
            2009                 1.000%   1.750%     7.72      7.79       153,505       1,193,688    19.11%      19.47%      2.31%
            2008                 1.000%   1.300%     6.49      6.52        33,430         217,697   -33.33%     -33.13%      0.96%
            2007     7/2/07      1.000%   1.300%     9.73      9.75         8,378          81,574    -3.69%      -1.97%      1.16%
LVIP MID-CAP VALUE SERVICE CLASS
            2011                 1.000%   2.600%     7.27      7.83        35,192         273,189   -11.87%     -10.45%      0.00%
            2010                 1.000%   2.600%     8.25      8.74        28,861         250,424    20.42%      22.36%      0.01%
            2009                 1.000%   2.600%     6.99      7.14        27,624         196,119    39.55%      40.67%      0.32%
            2008                 1.000%   1.800%     5.08      5.08        14,340          72,712   -41.44%     -41.44%      0.09%
            2007     6/19/07     1.000%   1.000%     8.67      8.67        17,354         150,455   -13.30%     -13.30%      0.24%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2011                 0.550%   2.600%     2.96     18.83    75,619,470     238,758,096    -6.68%      -4.74%      2.97%
            2010                 0.550%   2.600%     3.13     20.02    85,064,523     282,661,794    -0.17%       1.90%      3.25%
            2009                 0.550%   2.600%     3.09     19.89    97,780,309     319,915,547    18.66%      20.57%      3.30%
            2008                 0.550%   2.150%     2.58     16.71   112,211,692     305,352,394   -38.00%     -37.00%      4.65%
            2007                 0.550%   2.152%     4.13     26.85   133,697,714     578,376,029     9.12%      10.88%      1.94%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2011                 1.002%   1.002%   $13.78    $13.78       987,929  $   13,615,670    -5.41%      -5.41%      2.94%
            2010                 1.002%   1.002%    14.57     14.57       934,102      13,609,629     1.19%       1.19%      3.28%
            2009                 1.002%   1.002%    14.40     14.40       875,766      12,609,248    19.72%      19.72%      3.43%
            2008                 1.002%   1.002%    12.03     12.03       711,662       8,558,832   -37.44%     -37.44%      5.26%
            2007                 1.002%   1.002%    19.22     19.22       540,433      10,389,706    10.10%      10.10%      2.15%
LVIP MONEY MARKET STANDARD CLASS
            2011                 0.550%   2.152%     2.92     10.82    24,017,058      74,754,308    -2.10%      -0.52%      0.03%
            2010                 0.550%   2.152%     2.96     10.93    28,161,445      88,408,556    -2.08%      -0.50%      0.05%
            2009                 0.550%   2.152%     3.00     11.03    38,469,410     122,166,786    -1.83%      -0.25%      0.31%
            2008                 0.550%   2.150%     3.03     11.11    54,988,651     174,554,551     0.17%       1.78%      2.26%
            2007                 0.550%   2.150%     3.00     10.97    37,320,400     118,142,507     2.73%       4.39%      4.84%
LVIP MONEY MARKET SERVICE CLASS
            2011                 1.002%   1.002%    10.68     10.68       699,137       7,463,438    -0.97%      -0.97%      0.03%
            2010                 1.002%   1.002%    10.78     10.78       630,231       6,793,544    -0.95%      -0.95%      0.04%
            2009                 1.002%   1.002%    10.88     10.88       613,227       6,673,978    -0.92%      -0.92%      0.08%
            2008                 1.002%   1.002%    10.98     10.98       529,216       5,812,883     1.07%       1.07%      1.92%
            2007                 1.002%   1.002%    10.87     10.87       233,298       2,535,357     3.66%       3.66%      4.57%
LVIP PROTECTED PROFILE 2010 STANDARD CLASS
            2011                 1.002%   1.002%    10.77     10.77       387,190       4,169,518     0.24%       0.24%      0.78%
            2010                 1.002%   1.002%    10.74     10.74       435,943       4,683,268    10.36%      10.36%      1.09%
            2009                 1.002%   1.002%     9.73      9.73       418,949       4,078,365    23.16%      23.16%      1.97%
            2008                 1.002%   1.002%     7.90      7.90       336,470       2,659,465   -24.67%     -24.67%      2.22%
            2007     6/5/07      1.002%   1.002%    10.49     10.49       115,386       1,210,709     4.95%       4.95%      0.76%
LVIP PROTECTED PROFILE 2010 SERVICE CLASS
            2011                 1.000%   1.002%    10.64     10.65       130,054       1,384,303    -0.01%      -0.01%      0.74%
            2010                 1.000%   1.002%    10.65     10.65       132,174       1,407,072    10.07%      10.08%      0.97%
            2009                 1.000%   1.002%     9.67      9.67       104,054       1,006,355    22.86%      22.86%      1.99%
            2008                 1.002%   1.002%     7.87      7.87        44,920         353,600   -24.86%     -24.86%      3.57%
            2007     9/6/07      1.002%   1.002%    10.48     10.48           713           7,474     4.13%       4.13%      0.10%
LVIP PROTECTED PROFILE 2020 STANDARD CLASS
            2011                 1.002%   1.002%    10.24     10.24     1,054,925      10,803,426    -0.81%      -0.81%      0.74%
            2010                 1.002%   1.002%    10.32     10.32     1,035,281      10,688,321    10.92%      10.92%      0.95%
            2009                 1.002%   1.002%     9.31      9.31       876,489       8,158,448    24.41%      24.41%      2.00%
            2008                 1.002%   1.002%     7.48      7.48       654,490       4,896,911   -27.62%     -27.62%      1.93%
            2007     6/5/07      1.002%   1.002%    10.34     10.34       137,176       1,418,015     3.36%       3.36%      0.54%
LVIP PROTECTED PROFILE 2020 SERVICE CLASS
            2011                 1.000%   1.002%    10.12     10.13       669,933       6,783,116    -1.05%      -1.05%      0.79%
            2010                 1.000%   1.002%    10.23     10.23       565,037       5,781,576    10.64%      10.64%      0.83%
            2009                 1.000%   1.002%     9.25      9.25       361,359       3,341,947    24.10%      24.10%      1.86%
            2008                 1.000%   1.800%     7.45      7.45       188,871       1,407,411   -27.80%     -27.80%      2.26%
            2007     7/2/07      1.002%   1.002%    10.32     10.32        16,217         167,384     3.29%       3.29%      0.56%
LVIP PROTECTED PROFILE 2030 STANDARD CLASS
            2011                 1.002%   1.002%     9.95      9.95       543,380       5,403,985    -1.56%      -1.56%      0.67%
            2010                 1.002%   1.002%    10.10     10.10       456,119       4,607,851    11.42%      11.42%      0.89%
            2009                 1.002%   1.002%     9.07      9.07       370,300       3,357,316    26.67%      26.67%      1.85%
            2008                 1.002%   1.002%     7.16      7.16       282,378       2,021,081   -31.47%     -31.47%      1.32%
            2007     6/5/07      1.002%   1.002%    10.44     10.44        57,763         603,292     3.97%       3.97%      0.65%
LVIP PROTECTED PROFILE 2030 SERVICE CLASS
            2011                 1.000%   1.002%     9.83      9.83       715,556       7,035,279    -1.80%      -1.80%      0.70%
            2010                 1.000%   1.002%    10.01     10.01       515,740       5,163,661    11.14%      11.14%      0.72%
            2009                 1.000%   1.002%     9.01      9.01       329,297       2,966,567    26.37%      26.38%      1.67%
            2008                 1.000%   1.800%     7.13      7.13       157,459       1,122,375   -31.64%     -31.64%      1.13%
            2007     6/15/07     1.002%   1.002%    10.43     10.43         8,417          87,774     2.45%       2.45%      0.46%
LVIP PROTECTED PROFILE 2040 STANDARD CLASS
            2011                 1.002%   1.002%     9.33      9.33       209,803       1,956,728    -2.44%      -2.44%      0.63%
            2010                 1.002%   1.002%     9.56      9.56       190,506       1,821,248    12.53%      12.53%      0.87%
            2009                 1.002%   1.002%     8.50      8.50       138,078       1,173,026    29.65%      29.65%      1.61%
            2008                 1.002%   1.002%     6.55      6.55        69,977         458,541   -36.19%     -36.19%      0.54%
            2007     6/5/07      1.002%   1.002%    10.27     10.27        23,053         236,734     1.96%       1.96%      1.52%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP PROTECTED PROFILE 2040 SERVICE CLASS
            2011                 1.000%   1.002%   $ 9.21    $ 9.22       742,985  $    6,849,678    -2.69%      -2.68%      0.63%
            2010                 1.000%   1.002%     9.46      9.47       547,192       5,184,087    12.12%      12.25%      0.67%
            2009                 1.000%   1.002%     8.44      8.44       341,885       2,885,447    29.33%      29.33%      1.47%
            2008                 1.002%   1.002%     6.53      6.53       125,421         818,481   -36.35%     -36.35%      0.33%
            2007     6/12/07     1.002%   1.002%    10.25     10.25        17,260         176,967     4.60%       4.60%      0.95%
LVIP PROTECTED PROFILE 2050 STANDARD CLASS
            2011     5/23/11     1.002%   1.002%     9.21      9.21         2,678          24,674    -6.63%      -6.63%      0.00%
LVIP PROTECTED PROFILE 2050 SERVICE CLASS
            2011     5/23/11     1.002%   1.002%     9.20      9.20         3,951          36,337    -6.78%      -6.78%      0.00%
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
            2011                 1.002%   1.952%    12.66     13.34     1,831,000      24,366,090     1.83%       2.65%      1.98%
            2010                 1.002%   1.802%    12.43     13.00     2,013,753      26,119,429     8.53%       9.40%      3.57%
            2009                 1.002%   1.802%    11.45     11.88     2,127,388      25,224,155    22.62%      23.60%      4.26%
            2008                 1.002%   2.152%     9.22      9.61     2,064,342      19,822,477   -20.18%     -19.25%      2.10%
            2007                 1.002%   2.152%    11.66     11.90     1,631,470      19,414,870     5.85%       6.70%      2.43%
LVIP PROTECTED PROFILE CONSERVATIVE SERVICE CLASS
            2011                 1.000%   2.600%    11.82     13.12     1,257,036      16,439,721     0.77%       2.40%      1.76%
            2010                 1.000%   2.600%    12.26     12.82     1,215,689      15,524,092     8.26%       9.13%      3.62%
            2009                 1.000%   1.800%    11.32     11.74     1,010,999      11,841,052    22.32%      23.31%      4.42%
            2008                 1.000%   1.800%     9.26      9.52       688,639       6,541,829   -20.10%     -19.46%      2.39%
            2007                 1.000%   1.800%    11.60     11.83       320,063       3,776,768     5.64%       6.44%      2.25%
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
            2011                 1.002%   1.802%    11.60     12.23     2,396,199      29,299,510    -1.79%      -1.00%      1.93%
            2010                 1.002%   1.802%    11.82     12.35     2,527,113      31,213,441    10.71%      11.60%      2.80%
            2009                 1.002%   1.802%    10.67     11.07     2,646,317      29,289,716    26.72%      27.74%      4.52%
            2008                 1.002%   1.802%     8.42      8.67     2,819,467      24,430,353   -34.61%     -34.08%      1.04%
            2007                 1.002%   2.152%    13.04     13.15     2,673,296      35,140,923     8.39%       8.72%      1.79%
LVIP PROTECTED PROFILE GROWTH SERVICE CLASS
            2011                 1.000%   2.750%    10.83     12.03     3,008,663      36,097,034    -2.81%      -1.24%      1.74%
            2010                 1.000%   2.600%    11.14     12.18     2,888,590      35,090,296     9.54%      11.31%      2.72%
            2009                 1.000%   2.600%    10.17     10.95     2,496,004      27,266,279    25.41%      27.43%      4.61%
            2008                 1.000%   2.600%     8.11      8.59     1,890,358      16,192,398   -35.29%     -34.24%      0.85%
            2007                 1.000%   2.600%    12.54     13.06     1,301,129      16,944,197     6.73%       8.45%      1.62%
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
            2011                 1.002%   1.952%    12.25     12.91     3,286,877      42,365,936    -0.64%       0.16%      1.74%
            2010                 1.002%   1.802%    12.33     12.89     3,557,676      45,794,257     9.96%      10.84%      2.96%
            2009                 1.002%   1.802%    11.21     11.63     3,542,601      41,156,295    25.75%      26.76%      4.42%
            2008                 1.002%   1.802%     8.92      9.17     3,519,126      32,264,427   -27.93%     -27.35%      1.99%
            2007                 1.002%   1.802%    12.37     12.63     3,072,537      38,775,052     7.32%       8.18%      1.58%
LVIP PROTECTED PROFILE MODERATE SERVICE CLASS
            2011                 1.000%   2.600%    11.43     12.70     3,275,423      41,397,035    -1.68%      -0.09%      1.54%
            2010                 1.000%   2.600%    11.63     12.71     3,145,461      39,803,203     8.81%      10.57%      2.82%
            2009                 1.000%   2.600%    10.69     11.50     2,794,082      31,988,181    24.45%      26.46%      4.43%
            2008                 1.000%   2.600%     8.59      9.09     2,092,567      18,945,378   -28.69%     -27.54%      1.98%
            2007                 1.000%   2.600%    12.04     12.55     1,252,589      15,634,470     6.20%       7.91%      1.42%
LVIP SSgA BOND INDEX STANDARD CLASS
            2011                 1.002%   1.802%    11.26     11.50       685,085       7,878,164     5.48%       6.33%      4.21%
            2010                 1.002%   1.802%    10.77     10.82       399,942       4,325,700     4.61%       4.91%      2.35%
            2009     5/19/09     1.002%   1.302%    10.29     10.31       193,961       1,999,805    -0.25%       3.04%      3.23%
LVIP SSgA BOND INDEX SERVICE CLASS
            2011                 1.000%   1.950%    11.43     12.02       127,440       1,487,506     5.22%       6.07%      3.31%
            2010                 1.000%   1.800%    10.77     11.33        97,162       1,078,531     3.82%       4.65%      2.10%
            2009                 1.000%   1.800%    10.78     10.83        41,215         439,743     2.91%       3.22%      2.45%
            2008     7/2/08      1.000%   1.300%    10.48     10.49         3,388          35,526     4.14%       4.33%      0.21%
LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
            2011                 1.000%   1.800%     8.02      8.25         9,402          77,322   -13.92%     -13.23%      2.48%
            2010                 1.000%   1.800%     9.51      9.51         6,289          59,600     5.93%       5.93%      1.04%
            2009                 1.000%   1.000%     8.97      8.97         3,247          29,132    42.89%      42.89%      1.28%
            2008     11/26/08    1.000%   1.000%     6.28      6.28           309           1,942     9.37%       9.37%      1.10%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
            2011                 1.002%   2.152%   $14.88    $15.19     1,522,850  $   23,136,050   -16.46%     -15.79%      2.46%
            2010                 1.002%   1.802%    17.96     18.04     1,677,789      30,269,313    26.12%      26.48%      1.42%
            2009     5/18/09     1.002%   1.302%    14.24     14.26     1,222,602      17,439,331    36.14%      42.64%      1.87%
LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
            2011                 1.000%   1.800%    11.73     15.10       265,558       3,808,114   -16.67%     -16.00%      2.57%
            2010                 1.000%   1.950%    14.03     17.97       200,473       3,342,773    24.99%      26.18%      1.31%
            2009     1/13/09     1.000%   1.950%    11.22     14.24        71,159         943,216     0.82%     101.17%      2.34%
LVIP SSgA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2011                 1.002%   1.302%    11.09     11.31       958,333      10,838,659    -1.07%      -0.78%      1.29%
            2010                 1.002%   1.302%    11.21     11.40     1,115,527      12,715,080     7.33%       7.65%      1.03%
            2009                 1.002%   1.302%    10.44     10.59     1,203,384      12,741,744    29.10%      29.49%      6.89%
            2008                 1.002%   1.302%     8.09      8.18     1,183,104       9,674,275   -41.23%     -41.05%      0.61%
            2007                 1.002%   1.302%    13.77     13.87     1,067,396      14,806,921     9.58%       9.91%      0.96%
LVIP SSgA GLOBAL TACTICAL ALLOCATION SERVICE CLASS
            2011                 1.000%   2.150%    10.56     11.13     1,357,059      15,087,481    -1.82%      -1.03%      1.09%
            2010                 1.000%   1.800%    10.75     11.24     1,307,694      14,697,531     6.54%       7.40%      0.86%
            2009                 1.000%   1.800%    10.32     10.47     1,120,549      11,727,114    28.78%      29.17%      7.12%
            2008                 1.000%   1.300%     8.10      8.10       765,879       6,205,575   -41.21%     -41.21%      0.34%
            2007                 1.000%   1.750%    13.78     13.78       378,438       5,213,611     9.64%       9.64%      0.74%
LVIP SSgA INTERNATIONAL INDEX STANDARD CLASS
            2011                 1.002%   1.802%    11.22     11.46        95,216       1,090,741   -13.94%     -13.25%      1.06%
            2010                 1.002%   1.802%    13.14     13.21       107,456       1,418,980     5.66%       5.98%      1.84%
            2009     5/22/09     1.002%   1.302%    12.44     12.46        59,994         747,604     5.73%      22.45%      2.19%
LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
            2011                 1.000%   1.002%     7.41     11.38        55,711         533,247   -13.46%     -13.46%      1.20%
            2010                 1.000%   1.002%     8.56     13.15        39,792         410,036     5.71%       5.72%      1.46%
            2009     3/20/09     1.000%   1.002%     8.10     12.44        25,397         227,386    20.35%      52.74%      2.36%
LVIP SSgA LARGE CAP 100 SERVICE CLASS
            2011                 1.000%   1.300%    11.12     11.12        17,285         191,921     1.05%       1.05%      1.46%
            2010                 1.000%   1.800%    11.00     11.00        14,119         155,303    17.71%      17.71%      1.29%
            2009     1/9/09      1.000%   1.000%     9.35      9.35         4,915          45,935    34.80%      34.80%      1.37%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2011                 1.000%   2.152%     8.15     10.30     1,343,219      11,731,598    -0.32%       0.84%      0.90%
            2010                 1.000%   2.152%     8.18     10.22     1,374,516      11,923,148    12.29%      13.59%      1.16%
            2009                 1.000%   2.152%     7.45      8.99     1,332,662      10,177,249    23.86%      24.85%      1.60%
            2008                 1.000%   1.800%     5.98      7.20       909,990       5,543,710   -38.01%     -37.82%      4.97%
            2007     4/27/07     1.000%   1.802%     9.62     11.59       299,179       2,957,466    -3.33%      -0.09%      1.82%
LVIP SSgA S&P 500 INDEX SERVICE CLASS
            2011                 1.002%   1.002%     8.50      8.50       316,461       2,688,728     0.58%       0.58%      0.74%
            2010                 1.002%   1.002%     8.45      8.45       217,056       1,833,468    13.31%      13.31%      1.10%
            2009                 1.002%   1.002%     7.45      7.45       135,174       1,007,714    24.53%      24.53%      1.48%
            2008                 1.002%   1.002%     5.99      5.99        65,297         390,908   -37.97%     -37.97%      7.66%
            2007     5/25/07     1.002%   1.002%     9.65      9.65         4,312          41,619    -2.89%      -2.89%      0.97%
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
            2011                 1.002%   1.952%     8.53      8.85       613,138       5,431,286    -6.27%      -5.51%      0.31%
            2010                 1.002%   1.802%     9.27      9.37       739,338       6,925,628    24.56%      24.93%      0.56%
            2009                 1.002%   1.302%     7.44      7.50       513,407       3,849,989    24.39%      24.77%      0.76%
            2008                 1.002%   1.302%     5.98      6.01       402,227       2,417,577   -34.83%     -34.63%      1.16%
            2007     5/18/07     1.002%   1.302%     9.18      9.20       299,062       2,749,900    -8.05%      -7.65%      0.88%
LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
            2011                 1.000%   2.600%     8.13      8.75       292,747       2,551,718    -7.25%      -5.75%      0.10%
            2010                 1.000%   2.600%     8.76      9.28       270,373       2,502,715    22.65%      24.62%      0.36%
            2009                 1.000%   2.600%     7.30      7.45       163,686       1,217,902    23.46%      24.46%      0.69%
            2008                 1.000%   1.800%     5.91      5.99        59,120         353,754   -35.31%     -34.79%      0.99%
            2007     5/25/07     1.000%   1.800%     9.14      9.18        22,921         210,371    -7.78%      -2.92%      0.79%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
            2011                 1.000%   1.800%   $12.86    $13.22        44,574  $      588,073    -4.20%      -3.43%      1.42%
            2010                 1.000%   1.800%    13.44     13.69        40,100         548,754    25.22%      26.16%      1.55%
            2009     1/13/09     1.000%   1.750%    10.73     10.85        32,454         352,192    32.43%      59.58%      2.82%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2011                 1.000%   2.150%     8.58      9.05        55,168         502,505    -3.98%      -2.87%      0.00%
            2010                 1.000%   2.150%     8.94      9.32        45,210         420,139    13.96%      15.28%      0.00%
            2009                 1.000%   2.150%     8.02      8.08        43,499         350,970    40.89%      41.31%      0.00%
            2008                 1.000%   1.300%     5.69      5.72        12,048          68,885   -42.74%     -42.57%      0.00%
            2007     7/17/07     1.000%   1.300%     9.94      9.96         1,210          12,043    -3.55%       1.14%      0.15%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2011                 1.000%   2.152%     1.80     18.72    75,107,179     142,177,247    -5.72%      -4.82%      0.00%
            2010                 1.000%   1.950%     1.90     19.83    83,519,521     165,991,250    26.08%      27.09%      0.00%
            2009                 1.000%   1.802%     1.50     15.73    90,627,212     141,672,810    43.73%      44.89%      0.10%
            2008                 1.000%   1.802%     1.04     10.94    92,177,120      99,366,833   -43.80%     -43.35%      0.00%
            2007                 1.000%   1.802%     1.84     13.91   102,662,658     195,141,740    11.62%      12.46%      0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
            2011                 1.002%   1.002%    14.37     14.37       388,013       5,574,005    -5.07%      -5.07%      0.00%
            2010                 1.002%   1.002%    15.13     15.13       328,962       4,978,146    26.78%      26.78%      0.00%
            2009                 1.002%   1.002%    11.94     11.94       261,926       3,126,346    44.51%      44.51%      0.00%
            2008                 1.002%   1.002%     8.26      8.26       155,800       1,286,808   -43.49%     -43.49%      0.00%
            2007                 1.002%   1.002%    14.62     14.62       118,553       1,732,713    12.17%      12.17%      0.00%
LVIP TEMPLETON GROWTH SERVICE CLASS
            2011                 1.000%   1.800%     7.42      7.70        38,986         298,021    -5.06%      -4.30%      1.96%
            2010                 1.000%   1.800%     7.83      8.05        36,052         288,617     4.46%       5.25%      1.69%
            2009                 1.000%   1.750%     7.50      7.65        32,479         247,647    25.59%      26.53%      1.77%
            2008                 1.000%   1.750%     6.02      6.04        27,985         168,688   -38.70%     -38.52%      2.02%
            2007     7/20/07     1.000%   1.300%     9.81      9.83        17,577         172,762    -3.62%       1.78%      3.02%
LVIP TURNER MID-CAP GROWTH SERVICE CLASS
            2011                 1.000%   1.800%     8.91      9.25        31,581         291,127    -9.47%      -8.75%      0.00%
            2010                 1.000%   1.800%    10.03     10.13        30,069         303,885    25.30%      25.67%      0.00%
            2009                 1.000%   1.300%     8.00      8.06        23,076         185,877    46.14%      46.58%      0.00%
            2008                 1.000%   1.300%     5.47      5.50        25,275         138,955   -50.09%     -49.94%      0.00%
            2007     6/21/07     1.000%   1.800%    10.94     10.99        37,833         415,378     0.23%       6.80%      0.00%
LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
            2011     5/17/11     1.002%   1.302%     9.37      9.39        69,801         655,060    -5.98%       0.74%      0.79%
LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
            2011     5/17/11     1.002%   1.002%     8.37      8.37        62,336         521,993   -16.44%     -16.44%      0.00%
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            2011                 0.550%   2.250%     2.85     14.09    96,664,105     289,696,194    -4.75%      -3.11%      0.93%
            2010                 0.550%   2.250%     2.97     14.73   108,428,498     336,944,711    15.31%      17.28%      0.97%
            2009                 0.550%   2.250%     2.55     12.71   121,966,160     324,548,680    20.56%      22.62%      1.18%
            2008                 0.550%   2.250%     2.09     10.50   139,450,741     304,075,336   -39.70%     -38.66%      1.45%
            2007                 0.550%   2.250%     3.44     17.33   166,743,738     595,030,053     2.03%       3.78%      1.13%
LVIP WELLS FARGO INTRINSIC VALUE SERVICE CLASS
            2011                 1.002%   1.002%    10.99     10.99       554,840       6,096,876    -3.78%      -3.78%      0.74%
            2010                 1.002%   1.002%    11.42     11.42       545,556       6,230,585    16.47%      16.47%      0.80%
            2009                 1.002%   1.002%     9.81      9.81       513,624       5,036,522    21.77%      21.77%      1.01%
            2008                 1.002%   1.002%     8.05      8.05       461,535       3,716,669   -39.09%     -39.09%      1.41%
            2007                 1.002%   1.002%    13.22     13.22       387,930       5,129,144     3.06%       3.06%      1.08%
MFS VIT CORE EQUITY INITIAL CLASS
            2011                 1.000%   1.000%    11.07     11.07           720           7,972    -2.00%      -2.00%      0.96%
            2010                 1.000%   1.000%    11.30     11.30           751           8,480    16.05%      16.05%      1.09%
            2009                 1.000%   1.000%     9.73      9.73           785           7,639    31.11%      31.11%      1.41%
            2008                 1.000%   1.000%     7.42      7.42         2,343          17,391   -39.76%     -39.76%      0.78%
            2007                 1.000%   1.000%    12.32     12.32         2,823          34,797    10.04%      10.04%      0.28%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
MFS VIT TOTAL RETURN INITIAL CLASS
            2011                 1.000%   2.150%   $12.84    $14.12       119,022  $    1,633,681    -0.39%       0.76%      2.36%
            2010                 1.000%   2.150%    12.84     14.12       144,923       1,970,440     7.59%       8.84%      3.02%
            2009                 1.000%   2.150%    11.89     13.08       137,285       1,722,113    15.92%      16.85%      3.66%
            2008                 1.000%   1.800%    10.25     11.28       137,735       1,478,274   -23.52%     -22.91%      3.15%
            2007                 1.000%   1.950%    13.23     14.76       163,877       2,277,093     2.20%       3.18%      2.14%
MFS VIT UTILITIES INITIAL CLASS
            2011                 1.000%   2.600%     1.86     33.90    86,143,351     171,274,491     4.04%       5.72%      3.17%
            2010                 1.000%   2.600%     1.77     32.32    94,799,023     177,937,825    10.89%      12.68%      3.25%
            2009                 1.000%   2.600%     1.57     28.92   113,649,833     189,174,002    29.80%      31.89%      4.98%
            2008                 1.000%   2.600%     1.20     22.10   132,048,365     166,633,469   -39.27%     -38.29%      1.55%
            2007                 1.000%   2.600%     1.95     36.10   161,490,436     328,186,127    25.05%      26.62%      0.86%
MFS VIT UTILITIES SERVICE CLASS
            2011                 1.002%   1.002%    23.06     23.06     1,134,733      26,172,207     5.44%       5.44%      3.06%
            2010                 1.002%   1.002%    21.87     21.87     1,104,759      24,165,411    12.38%      12.38%      2.90%
            2009                 1.002%   1.002%    19.46     19.46     1,007,078      19,602,196    31.54%      31.54%      4.38%
            2008                 1.002%   1.002%    14.80     14.80       802,348      11,872,243   -38.43%     -38.43%      1.24%
            2007                 1.002%   1.002%    24.03     24.03       530,472      12,748,498    26.29%      26.29%      0.67%
NB AMT MID-CAP GROWTH I CLASS
            2011                 0.550%   2.600%     1.42     19.47    69,354,305     112,166,765    -2.11%      -0.08%      0.00%
            2010                 0.550%   2.600%     1.43     19.73    79,759,166     127,939,637    25.79%      28.39%      0.00%
            2009                 0.550%   2.600%     1.12     15.56    86,976,558     107,883,375    28.22%      30.88%      0.00%
            2008                 0.550%   2.600%     0.86     12.04    99,063,496      93,082,641   -44.83%     -43.68%      0.00%
            2007                 0.550%   2.600%     1.55     21.64   116,972,224     192,787,598    20.16%      21.86%      0.00%
NB AMT PARTNERS I CLASS
            2011                 0.550%   0.550%     1.29      1.29        42,857          55,370   -11.84%     -11.84%      0.00%
            2010                 0.550%   0.550%     1.47      1.47        44,075          64,596    15.03%      15.03%      0.74%
            2009                 0.550%   0.550%     1.27      1.27        18,717          23,847    55.22%      55.22%      2.69%
            2008                 0.550%   0.550%     0.82      0.82        18,435          15,132   -52.65%     -52.65%      0.54%
            2007                 0.550%   0.550%     1.73      1.73        18,235          31,614     8.74%       8.74%      0.63%
NB AMT REGENCY I CLASS
            2011                 1.000%   2.250%    15.81     17.79        12,231         205,845    -8.58%      -7.43%      0.66%
            2010                 1.000%   2.250%    17.20     19.37        12,853         234,625    23.38%      24.93%      0.66%
            2009                 1.000%   2.250%    13.87     15.63        22,599         330,005    43.30%      45.10%      1.74%
            2008                 1.000%   2.600%     9.49     10.86        35,716         360,023   -47.21%     -46.36%      1.15%
            2007                 1.000%   2.600%    17.87     20.40        44,933         847,209     1.00%       2.27%      0.43%
PIMCO VIT COMMODITY REAL RETURN ADVISOR CLASS
            2011                 1.000%   2.250%    14.02     14.13         9,411         132,731    -8.74%      -8.46%     13.85%
            2010                 1.000%   1.300%    15.44     15.44         8,473         130,450    23.01%      23.01%     15.50%
            2009     7/2/09      1.000%   1.000%    12.55     12.55         2,992          37,552    22.90%      22.90%      5.48%
PIMCO VIT TOTAL RETURN ADMINISTRATIVE CLASS
            2011     5/16/11     1.002%   1.302%    10.01     10.03       560,503       5,620,061    -0.02%       0.27%      1.78%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2011                 1.000%   1.300%    10.82     11.15         6,463          71,925    -2.45%      -2.16%      0.88%
            2010                 1.000%   1.300%    11.10     11.40         8,177          92,910     1.14%       1.45%      1.86%
            2009                 1.000%   1.300%    10.97     11.24         8,874          99,442    24.38%      24.75%      0.00%
            2008                 1.000%   1.300%     8.82      9.01        11,633         104,589   -18.15%     -17.90%      0.00%
            2007                 1.000%   1.300%    10.78     10.97        13,265         145,244    -1.89%      -1.59%      0.81%
WFVT ADVANTAGE INTRINSIC VALUE CLASS 2
            2011                 1.000%   1.800%    10.07     10.82        15,528         166,828    -3.85%      -3.13%      0.57%
            2010                 1.000%   1.750%    10.47     11.17        11,884         129,437    11.85%      12.70%      0.83%
            2009                 1.000%   1.750%     9.36      9.91        10,584         102,244    14.83%      15.70%      2.05%
            2008                 1.000%   1.750%     8.15      8.57         9,970          83,369   -37.57%     -37.10%      1.88%
            2007                 1.000%   1.800%    13.06     13.62        11,255         155,598     1.01%       1.77%      1.54%
WFVT ADVANTAGE LARGE COMPANY GROWTH CLASS 2
            2010                 0.000%   0.000%       --        --            --              --     0.00%       0.00%      0.66%
            2009                 1.000%   1.750%     9.18      9.72        16,370         156,912    40.89%      41.95%      0.45%
            2008                 1.000%   1.750%     6.52      6.85         6,970          46,363   -40.05%     -39.60%      0.27%
            2007                 1.000%   1.750%    10.87     11.34         6,774          74,860     5.75%       6.54%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
WFVT ADVANTAGE OMEGA GROWTH CLASS 2
            2011                 1.000%   1.800%   $ 9.63    $10.35        11,603  $      118,249    -7.18%      -6.48%      0.00%
            2010     7/16/10     1.000%   1.750%    10.37     11.07         9,034          97,117    25.89%      26.32%      0.00%
WFVT ADVANTAGE SMALL CAP GROWTH CLASS 2
            2011                 1.000%   1.750%    15.48     16.64        19,481         320,040    -6.25%      -5.55%      0.00%
            2010                 1.000%   1.750%    16.51     17.61        27,081         472,081    24.58%      25.51%      0.00%
            2009                 1.000%   1.750%    13.25     14.03        31,231         435,575    50.00%      51.13%      0.00%
            2008                 1.000%   1.750%     8.84      9.29        29,550         272,228   -42.44%     -42.01%      0.00%
            2007                 1.000%   1.800%    15.35     16.01        26,624         427,172    11.84%      12.68%      0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                    AGGREGATE    AGGREGATE
                                                     COST OF     PROCEEDS
                                                    PURCHASES    FROM SALES
                                                   -----------  -----------
ABVPSF Global Thematic Growth Class B              $   972,045  $ 5,749,431
ABVPSF Growth and Income Class B                     2,079,672    4,258,635
ABVPSF International Value Class B                     110,581       87,413
ABVPSF Small/Mid Cap Value Class A                     194,952      211,490
American Century VP Inflation Protection Class I    18,530,183    2,753,929
American Century VP Inflation Protection Class II    3,744,526    1,497,303
American Century VP International Class I               26,677        4,650
American Funds Global Growth Class 2                 3,872,189   10,364,823
American Funds Growth Class 2                        4,244,526   66,794,453
American Funds Growth-Income Class 2                 5,899,796   21,474,071
American Funds International Class 2                 5,967,038   29,698,985
BlackRock Global Allocation V.I. Class I             7,346,413    1,526,510
BlackRock Global Allocation V.I. Class III           4,747,627      392,243
Delaware VIP Diversified Income Standard Class      17,974,210   20,084,785
Delaware VIP Diversified Income Service Class        8,814,455    3,642,338

                                                                   AGGREGATE     AGGREGATE
                                                                    COST OF       PROCEEDS
                                                                   PURCHASES     FROM SALES
                                                                  -----------   ------------
Delaware VIP Emerging Markets Service Class                       $   660,871   $    658,830
Delaware VIP High Yield Standard Class                              9,317,523      8,090,141
Delaware VIP High Yield Service Class                               2,062,774        553,866
Delaware VIP Limited-Term Diversified Income Service Class            725,295        655,505
Delaware VIP REIT Standard Class                                    6,567,859     14,291,296
Delaware VIP REIT Service Class                                     1,648,006      1,036,605
Delaware VIP Small Cap Value Service Class                          2,820,649     28,250,612
Delaware VIP Smid Cap Growth Standard Class                        21,207,508     30,494,079
Delaware VIP Smid Cap Growth Service Class                          2,636,271        789,604
Delaware VIP U.S. Growth Service Class                                 77,242         49,016
Delaware VIP Value Standard Class                                   6,622,325      9,943,578
Delaware VIP Value Service Class                                    1,959,146        718,648
DWS VIP Alternative Asset Allocation Plus Class A                   1,745,608        632,608
DWS VIP Alternative Asset Allocation Plus Class B                     667,910         69,401
DWS VIP Equity 500 Index Class A                                    6,566,594     19,467,358
DWS VIP Equity 500 Index Class B                                    2,761,238        469,719
DWS VIP Small Cap Index Class A                                     1,836,334      7,096,830
DWS VIP Small Cap Index Class B                                       653,382        475,136
Fidelity VIP Contrafund Service Class                               4,548,920     23,188,672
Fidelity VIP Contrafund Service Class 2                             3,894,378      1,407,825
Fidelity VIP Growth Service Class                                   6,001,819     10,802,810
Fidelity VIP Growth Service Class 2                                 1,319,691        495,751
Fidelity VIP Mid Cap Service Class 2                                  611,245        691,255
FTVIPT Franklin Income Securities Class 2                             324,070        326,514
FTVIPT Mutual Shares Securities Class 2                               555,505        160,213
FTVIPT Templeton Global Bond Securities Class 2                     1,034,687        575,939
Invesco V.I. Core Equity Series I                                       9,496          5,099
Invesco V.I. International Growth Series I                              6,249          3,823
Janus Aspen Series Worldwide Institutional Class                       30,388         26,522
LVIP Baron Growth Opportunities Service Class                       3,525,369     14,873,929
LVIP Capital Growth Service Class                                       2,000            368
LVIP Cohen & Steers Global Real Estate Standard Class               1,878,241      1,624,490
LVIP Cohen & Steers Global Real Estate Service Class                  687,888        283,795
LVIP Columbia Value Opportunities Service Class                        73,250         49,267
LVIP Delaware Bond Standard Class                                  21,075,306     41,279,574
LVIP Delaware Bond Service Class                                    4,566,547      1,131,240
LVIP Delaware Diversified Floating Rate Service Class                 639,514         34,664
LVIP Delaware Foundation Aggressive Allocation Standard Class       3,114,064     18,946,306
LVIP Delaware Foundation Aggressive Allocation Service Class          727,180        301,752
LVIP Delaware Foundation Conservative Allocation Standard Class    17,887,776     35,263,382
LVIP Delaware Foundation Conservative Allocation Service Class        872,633        440,686
LVIP Delaware Foundation Moderate Allocation Standard Class         1,960,697        453,332
LVIP Delaware Foundation Moderate Allocation Service Class            727,312         24,055
LVIP Delaware Growth and Income Standard Class                     10,464,230    126,373,797
LVIP Delaware Growth and Income Service Class                         684,423        276,196
LVIP Delaware Social Awareness Standard Class                       4,835,039     66,540,527
LVIP Delaware Social Awareness Service Class                        1,167,764        544,860
LVIP Delaware Special Opportunities Standard Class                 38,345,866     59,338,344
LVIP Delaware Special Opportunities Service Class                   3,789,462        948,552
LVIP Global Income Standard Class                                   4,762,597      1,746,652
LVIP Global Income Service Class                                    1,669,479        632,470
LVIP Janus Capital Appreciation Standard Class                        447,934     35,826,940
LVIP Janus Capital Appreciation Service Class                         272,566        160,460
LVIP MFS International Growth Service Class                           154,439         54,046
LVIP MFS Value Service Class                                          274,866        129,465
LVIP Mid-Cap Value Service Class                                       72,419         25,098
LVIP Mondrian International Value Standard Class                    8,188,604     34,070,052
LVIP Mondrian International Value Service Class                     1,823,077        781,996
LVIP Money Market Standard Class                                   24,559,294     38,162,551
LVIP Money Market Service Class                                     2,656,143      1,933,567
LVIP Protected Profile 2010 Standard Class                          1,112,031      1,640,238

                                                                   AGGREGATE   AGGREGATE
                                                                    COST OF     PROCEEDS
                                                                   PURCHASES   FROM SALES
                                                                  ----------  -----------
LVIP Protected Profile 2010 Service Class                         $  406,471  $   434,304
LVIP Protected Profile 2020 Standard Class                         2,642,511    2,494,319
LVIP Protected Profile 2020 Service Class                          1,920,469      855,068
LVIP Protected Profile 2030 Standard Class                         2,030,617    1,148,527
LVIP Protected Profile 2030 Service Class                          2,351,267      366,971
LVIP Protected Profile 2040 Standard Class                           601,033      412,009
LVIP Protected Profile 2040 Service Class                          2,099,447      259,099
LVIP Protected Profile 2050 Standard Class                            27,477        1,110
LVIP Protected Profile 2050 Service Class                             37,760        2,731
LVIP Protected Profile Conservative Standard Class                 3,215,405    5,206,124
LVIP Protected Profile Conservative Service Class                  2,765,759    2,120,408
LVIP Protected Profile Growth Standard Class                       3,016,038    4,373,950
LVIP Protected Profile Growth Service Class                        4,428,351    2,709,856
LVIP Protected Profile Moderate Standard Class                     4,821,281    8,021,748
LVIP Protected Profile Moderate Service Class                      4,975,132    3,140,768
LVIP SSgA Bond Index Standard Class                                5,015,639    1,617,934
LVIP SSgA Bond Index Service Class                                   600,804      222,098
LVIP SSgA Developed International 150 Service Class                   50,323       19,297
LVIP SSgA Emerging Markets 100 Standard Class                      8,735,799    8,801,880
LVIP SSgA Emerging Markets 100 Service Class                       2,326,894      849,858
LVIP SSgA Global Tactical Allocation Standard Class                1,265,848    3,125,082
LVIP SSgA Global Tactical Allocation Service Class                 2,160,076    1,608,746
LVIP SSgA International Index Standard Class                       1,136,376    1,291,029
LVIP SSgA International Index Service Class                          328,412      124,586
LVIP SSgA Large Cap 100 Service Class                                 65,457       30,264
LVIP SSgA S&P 500 Index Standard Class                             4,648,412    4,857,605
LVIP SSgA S&P 500 Index Service Class                              1,304,332      454,393
LVIP SSgA Small-Cap Index Standard Class                           1,258,931    2,450,443
LVIP SSgA Small-Cap Index Service Class                              564,714      393,859
LVIP SSgA Small-Mid Cap 200 Service Class                            221,965      162,568
LVIP T. Rowe Price Growth Stock Service Class                        157,857       64,130
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        3,106,817   21,252,123
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class         1,253,427      396,113
LVIP Templeton Growth Service Class                                   50,819       23,601
LVIP Turner Mid-Cap Growth Service Class                             321,055      317,734
LVIP Vanguard Domestic Equity ETF Service Class                      727,069       81,292
LVIP Vanguard International Equity ETF Service Class                 597,615       45,228
LVIP Wells Fargo Intrinsic Value Standard Class                    3,627,137   40,781,179
LVIP Wells Fargo Intrinsic Value Service Class                       666,466      580,931
MFS VIT Core Equity Initial Class                                         80          428
MFS VIT Total Return Initial Class                                   100,147      437,851
MFS VIT Utilities Initial Class                                    8,940,161   21,654,269
MFS VIT Utilities Service Class                                    2,990,982    1,796,425
NB AMT Mid-Cap Growth I Class                                      1,076,686   17,816,285
NB AMT Partners I Class                                                  104        2,280
NB AMT Regency I Class                                                15,211       32,760
PIMCO VIT Commodity Real Return Advisor Class                        140,980      109,570
PIMCO VIT Total Return Administrative Class                        6,162,283      463,261
Putnam VT Global Health Care Class IB                                  3,956       20,975
WFVT Advantage Intrinsic Value Class 2                               109,233       63,770
WFVT Advantage Omega Growth Class 2                                   36,501        7,619
WFVT Advantage Small Cap Growth Class 2                               21,527      163,828

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                                  NET
                                                                     SHARES      ASSET    FAIR VALUE
                                                                     OWNED       VALUE     OF SHARES    COST OF SHARES
                                                                  ----------    ------   ------------   --------------
ABVPSF Global Thematic Growth Class B                              1,509,702    $14.50   $ 21,890,676    $ 23,874,823
ABVPSF Growth and Income Class B                                   1,684,284     17.86     30,081,309      35,284,991
ABVPSF International Value Class B                                    16,258     11.40        185,345         263,812
ABVPSF Small/Mid Cap Value Class A                                    56,611     15.46        875,209         847,691
American Century VP Inflation Protection Class I                   2,797,952     11.78     32,959,873      31,409,312
American Century VP Inflation Protection Class II                  1,114,670     11.75     13,097,373      12,136,745
American Century VP International Class I                              5,208      7.43         38,694          42,981
American Funds Global Growth Class 2                               4,156,790     19.29     80,184,473      84,577,064
American Funds Growth Class 2                                     10,830,929     51.68    559,742,413     578,388,400
American Funds Growth-Income Class 2                               5,789,599     33.07    191,462,050     206,637,001
American Funds International Class 2                              15,586,326     15.16    236,288,695     265,094,097
BlackRock Global Allocation V.I. Class I                           1,547,256     14.87     23,007,689      23,618,519
BlackRock Global Allocation V.I. Class III                           672,053     13.28      8,924,867       9,460,787
Delaware VIP Diversified Income Standard Class                    15,889,380     11.02    175,100,964     156,806,997
Delaware VIP Diversified Income Service Class                      4,852,218     10.96     53,180,306      49,534,137
Delaware VIP Emerging Markets Service Class                          149,224     17.45      2,603,953       2,898,899
Delaware VIP High Yield Standard Class                             6,411,036      5.68     36,414,685      34,966,423
Delaware VIP High Yield Service Class                              1,234,424      5.67      6,999,182       6,745,566
Delaware VIP Limited-Term Diversified Income Service Class           266,482     10.02      2,670,146       2,636,864
Delaware VIP REIT Standard Class                                  11,335,391     10.47    118,681,540     144,335,694
Delaware VIP REIT Service Class                                    1,476,557     10.46     15,444,789      17,243,787
Delaware VIP Small Cap Value Service Class                         6,754,043     31.30    211,401,537     170,065,933
Delaware VIP Smid Cap Growth Standard Class                        9,772,521     23.19    226,624,770     195,211,893
Delaware VIP Smid Cap Growth Service Class                           482,004     22.57     10,878,826       9,702,382
Delaware VIP U.S. Growth Service Class                                12,534      8.65        108,421          95,483
Delaware VIP Value Standard Class                                  6,727,678     17.73    119,281,722     116,899,573
Delaware VIP Value Service Class                                     736,982     17.70     13,044,583      12,691,666
DWS VIP Alternative Asset Allocation Plus Class A                    232,403     13.24      3,077,008       3,082,142
DWS VIP Alternative Asset Allocation Plus Class B                     71,996     13.23        952,508         965,595
DWS VIP Equity 500 Index Class A                                  11,658,819     13.20    153,896,405     147,910,161
DWS VIP Equity 500 Index Class B                                     964,169     13.19     12,717,396      11,934,688
DWS VIP Small Cap Index Class A                                    3,104,210     11.77     36,536,555      37,090,485
DWS VIP Small Cap Index Class B                                      442,515     11.77      5,208,406       5,176,621
Fidelity VIP Contrafund Service Class                              8,686,141     22.95    199,346,932     223,272,110
Fidelity VIP Contrafund Service Class 2                            1,665,793     22.64     37,713,549      40,232,590
Fidelity VIP Growth Service Class                                  1,566,888     36.81     57,677,150      67,854,952
Fidelity VIP Growth Service Class 2                                  152,255     36.53      5,561,858       5,084,507
Fidelity VIP Mid Cap Service Class 2                                  97,308     28.58      2,781,051       2,731,760
FTVIPT Franklin Income Securities Class 2                            133,382     14.32      1,910,028       1,949,645
FTVIPT Mutual Shares Securities Class 2                              124,897     15.38      1,920,918       1,987,857
FTVIPT Templeton Global Bond Securities Class 2                      282,735     18.15      5,131,636       4,870,362
Invesco V.I. Core Equity Series I                                      1,958     26.72         52,312          47,739
Invesco V.I. International Growth Series I                             2,054     26.37         54,153          45,088
Janus Aspen Series Worldwide Institutional Class                       6,477     25.83        167,303         181,215
LVIP Baron Growth Opportunities Service Class                      4,432,865     31.49    139,582,050     103,723,001
LVIP Capital Growth Service Class                                        502     23.20         11,633          11,937
LVIP Cohen & Steers Global Real Estate Standard Class              1,104,109      6.82      7,524,504       7,617,169
LVIP Cohen & Steers Global Real Estate Service Class                 451,976      6.77      3,061,235       2,949,029
LVIP Columbia Value Opportunities Service Class                       19,469     10.32        200,819         193,960
LVIP Delaware Bond Standard Class                                 24,032,046     13.92    334,429,955     304,385,026
LVIP Delaware Bond Service Class                                   1,857,199     13.92     25,844,780      24,423,669
LVIP Delaware Diversified Floating Rate Service Class                 59,897      9.87        590,943         604,409
LVIP Delaware Foundation Aggressive Allocation Standard Class     10,199,502     11.86    120,915,093     129,574,865
LVIP Delaware Foundation Aggressive Allocation Service Class         270,200     11.85      3,202,142       3,305,375
LVIP Delaware Foundation Conservative Allocation Standard Class   19,440,720     13.44    261,205,516     282,184,631
LVIP Delaware Foundation Conservative Allocation Service Class       341,918     13.44      4,594,691       4,915,321
LVIP Delaware Foundation Moderate Allocation Standard Class          194,495     13.33      2,593,392       2,626,694
LVIP Delaware Foundation Moderate Allocation Service Class            76,816     13.59      1,043,854       1,050,340

                                                                             NET
                                                                SHARES      ASSET    FAIR VALUE
                                                                 OWNED      VALUE     OF SHARES    COST OF SHARES
                                                              ----------   ------   ------------   --------------
LVIP Delaware Growth and Income Standard Class                30,832,974   $28.99   $893,909,579    $923,760,377
LVIP Delaware Growth and Income Service Class                    142,290    28.96      4,120,277       4,178,753
LVIP Delaware Social Awareness Standard Class                 15,549,825    30.53    474,705,049     456,244,420
LVIP Delaware Social Awareness Service Class                     341,467    30.48     10,407,226      10,319,420
LVIP Delaware Special Opportunities Standard Class            11,957,209    33.75    403,543,833     357,245,720
LVIP Delaware Special Opportunities Service Class                617,785    33.70     20,820,583      22,249,987
LVIP Global Income Standard Class                                718,726    11.19      8,044,695       8,331,579
LVIP Global Income Service Class                                 276,237    11.21      3,095,782       3,192,818
LVIP Janus Capital Appreciation Standard Class                11,967,034    20.23    242,140,969     246,560,863
LVIP Janus Capital Appreciation Service Class                     74,016    20.08      1,486,529       1,392,846
LVIP MFS International Growth Service Class                       44,780    10.93        489,352         505,148
LVIP MFS Value Service Class                                      87,685    22.45      1,968,788       1,773,051
LVIP Mid-Cap Value Service Class                                  21,299    12.83        273,207         252,277
LVIP Mondrian International Value Standard Class              16,686,477    14.31    238,783,486     233,071,858
LVIP Mondrian International Value Service Class                  950,480    14.31     13,597,568      16,864,358
LVIP Money Market Standard Class                               7,481,661    10.00     74,816,612      74,816,625
LVIP Money Market Service Class                                  748,202    10.00      7,482,022       7,482,020
LVIP Protected Profile 2010 Standard Class                       393,210    10.60      4,169,602       3,767,107
LVIP Protected Profile 2010 Service Class                        130,503    10.58      1,380,327       1,248,803
LVIP Protected Profile 2020 Standard Class                     1,063,061    10.16     10,799,641       9,988,212
LVIP Protected Profile 2020 Service Class                        668,073    10.14      6,771,593       6,180,076
LVIP Protected Profile 2030 Standard Class                       538,459    10.03      5,400,743       5,101,833
LVIP Protected Profile 2030 Service Class                        701,624    10.01      7,021,155       6,491,464
LVIP Protected Profile 2040 Standard Class                       205,888     9.50      1,956,555       1,848,814
LVIP Protected Profile 2040 Service Class                        722,015     9.47      6,833,876       6,225,606
LVIP Protected Profile 2050 Standard Class                         2,756     8.95         24,675          26,293
LVIP Protected Profile 2050 Service Class                          3,897     8.94         34,830          35,056
LVIP Protected Profile Conservative Standard Class             1,998,406    12.23     24,432,508      22,695,119
LVIP Protected Profile Conservative Service Class              1,342,780    12.23     16,415,484      15,107,820
LVIP Protected Profile Growth Standard Class                   2,617,909    11.19     29,294,402      29,823,315
LVIP Protected Profile Growth Service Class                    3,223,359    11.19     36,072,613      35,398,885
LVIP Protected Profile Moderate Standard Class                 3,576,992    11.84     42,365,890      40,951,312
LVIP Protected Profile Moderate Service Class                  3,491,678    11.84     41,351,940      38,818,915
LVIP SSgA Bond Index Standard Class                              688,889    11.42      7,867,108       7,714,352
LVIP SSgA Bond Index Service Class                               131,367    11.42      1,500,607       1,450,220
LVIP SSgA Developed International 150 Service Class               10,565     7.32         77,327          82,847
LVIP SSgA Emerging Markets 100 Standard Class                  2,189,065    10.56     23,125,284      25,068,932
LVIP SSgA Emerging Markets 100 Service Class                     358,358    10.56      3,785,693       4,346,159
LVIP SSgA Global Tactical Allocation Standard Class            1,062,789    10.19     10,833,008      11,779,387
LVIP SSgA Global Tactical Allocation Service Class             1,478,476    10.20     15,073,066      15,265,177
LVIP SSgA International Index Standard Class                     159,189     6.85      1,090,606       1,228,707
LVIP SSgA International Index Service Class                       77,692     6.86        532,578         575,737
LVIP SSgA Large Cap 100 Service Class                             18,441    10.41        191,932         175,674
LVIP SSgA S&P 500 Index Standard Class                         1,332,202     8.90     11,851,268      10,629,332
LVIP SSgA S&P 500 Index Service Class                            301,563     8.90      2,684,217       2,440,207
LVIP SSgA Small-Cap Index Standard Class                         318,643    17.03      5,425,216       4,991,242
LVIP SSgA Small-Cap Index Service Class                          149,611    17.03      2,548,022       2,238,460
LVIP SSgA Small-Mid Cap 200 Service Class                         47,558    12.37        588,108         518,568
LVIP T. Rowe Price Growth Stock Service Class                     29,015    17.32        502,535         425,479
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class   10,251,934    13.87    142,214,823     140,167,358
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class       409,838    13.59      5,568,873       4,683,799
LVIP Templeton Growth Service Class                               12,330    24.17        298,050         320,043
LVIP Turner Mid-Cap Growth Service Class                          28,258    10.30        291,144         309,686
LVIP Vanguard Domestic Equity ETF Service Class                   71,511     9.16        655,038         643,165
LVIP Vanguard International Equity ETF Service Class              65,359     7.99        522,022         548,142
LVIP Wells Fargo Intrinsic Value Standard Class               22,485,518    12.89    289,770,864     347,829,911
LVIP Wells Fargo Intrinsic Value Service Class                   473,244    12.87      6,092,542       6,846,947
MFS VIT Core Equity Initial Class                                    520    15.33          7,972           7,275
MFS VIT Total Return Initial Class                                88,170    18.53      1,633,785       1,661,939
MFS VIT Utilities Initial Class                                6,567,719    26.08    171,286,105     164,336,664
MFS VIT Utilities Service Class                                1,016,309    25.73     26,149,637      25,125,975

                                                                             NET
                                                                SHARES      ASSET    FAIR VALUE
                                                                 OWNED      VALUE     OF SHARES    COST OF SHARES
                                                              ----------   ------   ------------   --------------
NB AMT Mid-Cap Growth I Class                                  4,071,261   $27.55   $112,163,246    $ 95,574,603
NB AMT Partners I Class                                            5,543     9.99         55,372          68,427
NB AMT Regency I Class                                            14,436    14.26        205,858         200,329
PIMCO VIT Commodity Real Return Advisor Class                     18,258     7.27        132,739         157,474
PIMCO VIT Total Return Administrative Class                      508,075    11.02      5,598,987       5,694,618
Putnam VT Global Health Care Class IB                              6,153    11.69         71,929          69,402
WFVT Advantage Intrinsic Value Class 2                            13,433    12.42        166,840         196,168
WFVT Advantage Omega Growth Class 2                                5,261    22.48        118,257         106,776
WFVT Advantage Small Cap Growth Class 2                           41,674     7.68        320,060         296,728

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                               UNITS         UNITS     NET INCREASE
                                                               ISSUED      REDEEMED     (DECREASE)
                                                             ---------   -----------   ------------
ABVPSF Global Thematic Growth Class B                        1,536,409   (10,002,001)    (8,465,592)
ABVPSF Growth and Income Class B                               168,395      (363,443)      (195,048)
ABVPSF International Value Class B                              13,254       (12,014)         1,240
ABVPSF Small/Mid Cap Value Class A                               9,057        (9,987)          (930)
American Century VP Inflation Protection Class I             1,503,582      (249,960)     1,253,622
American Century VP Inflation Protection Class II              267,687      (111,318)       156,369
American Century VP International Class I                       18,410        (3,172)        15,238
American Funds Global Growth Class 2                           192,252      (610,847)      (418,595)
American Funds Growth Class 2                                  394,925   (54,482,923)   (54,087,998)
American Funds Growth-Income Class 2                           283,257    (1,655,804)    (1,372,547)
American Funds International Class 2                           506,235   (22,709,257)   (22,203,022)
BlackRock Global Allocation V.I. Class I                       510,447      (118,515)       391,932
BlackRock Global Allocation V.I. Class III                     343,558       (29,688)       313,870
Delaware VIP Diversified Income Standard Class                 260,803    (1,180,791)      (919,988)
Delaware VIP Diversified Income Service Class                  321,578      (220,445)       101,133
Delaware VIP Emerging Markets Service Class                     23,531       (23,290)           241
Delaware VIP High Yield Standard Class                         381,394      (526,449)      (145,055)
Delaware VIP High Yield Service Class                          108,145       (37,018)        71,127
Delaware VIP Limited-Term Diversified Income Service Class      54,520       (53,323)         1,197
Delaware VIP REIT Standard Class                             1,844,972    (4,886,154)    (3,041,182)
Delaware VIP REIT Service Class                                 95,651       (61,923)        33,728
Delaware VIP Small Cap Value Service Class                   1,053,646   (12,327,108)   (11,273,462)
Delaware VIP Smid Cap Growth Standard Class                  4,213,739    (9,470,480)    (5,256,741)
Delaware VIP Smid Cap Growth Service Class                     150,826       (50,894)        99,932
Delaware VIP U.S. Growth Service Class                           6,833        (4,388)         2,445
Delaware VIP Value Standard Class                            2,156,857    (4,211,201)    (2,054,344)
Delaware VIP Value Service Class                               145,631       (54,181)        91,450
DWS VIP Alternative Asset Allocation Plus Class A              133,797       (48,559)        85,238
DWS VIP Alternative Asset Allocation Plus Class B               52,612        (5,460)        47,152
DWS VIP Equity 500 Index Class A                             4,202,571   (17,938,200)   (13,735,629)
DWS VIP Equity 500 Index Class B                               223,776       (37,408)       186,368
DWS VIP Small Cap Index Class A                                912,281    (3,873,409)    (2,961,128)
DWS VIP Small Cap Index Class B                                 48,925       (33,378)        15,547
Fidelity VIP Contrafund Service Class                        1,661,142   (13,394,731)   (11,733,589)
Fidelity VIP Contrafund Service Class 2                        266,035       (91,731)       174,304
Fidelity VIP Growth Service Class                            6,048,903   (11,320,377)    (5,271,474)
Fidelity VIP Growth Service Class 2                            110,405       (39,659)        70,746
Fidelity VIP Mid Cap Service Class 2                            42,011       (44,853)        (2,842)
FTVIPT Franklin Income Securities Class 2                       17,993       (25,052)        (7,059)
FTVIPT Mutual Shares Securities Class 2                         52,359       (15,015)        37,344
FTVIPT Templeton Global Bond Securities Class 2                 42,851       (31,319)        11,532
Invesco V.I. Core Equity Series I                                  860          (414)           446
Invesco V.I. International Growth Series I                         325          (156)           169
Janus Aspen Series Worldwide Institutional Class                25,227       (20,014)         5,213

                                                                 UNITS         UNITS     NET INCREASE
                                                                 ISSUED      REDEEMED     (DECREASE)
                                                               ---------   -----------   ------------
LVIP Baron Growth Opportunities Service Class                  1,414,775    (6,528,101)    (5,113,326)
LVIP Capital Growth Service Class                                    204           (25)           179
LVIP Cohen & Steers Global Real Estate Standard Class            258,281      (217,604)        40,677
LVIP Cohen & Steers Global Real Estate Service Class              97,697       (38,170)        59,527
LVIP Columbia Value Opportunities Service Class                    7,671        (4,854)         2,817
LVIP Delaware Bond Standard Class                                287,368    (4,013,642)    (3,726,274)
LVIP Delaware Bond Service Class                                 237,735       (76,823)       160,912
LVIP Delaware Diversified Floating Rate Service Class             64,029        (3,463)        60,566
LVIP Delaware Foundation Aggressive Allocation Standard Class    180,001    (4,280,195)    (4,100,194)
LVIP Delaware Foundation Aggressive Allocation Service Class      50,537       (21,670)        28,867
LVIP Delaware Foundation Conservative Allocation Standard Class  113,557    (4,609,325)    (4,495,768)
LVIP Delaware Foundation Conservative Allocation Service Class    54,460       (39,107)        15,353
LVIP Delaware Foundation Moderate Allocation Standard Class      143,734       (34,677)       109,057
LVIP Delaware Foundation Moderate Allocation Service Class        54,892        (1,844)        53,048
LVIP Delaware Growth and Income Standard Class                   128,534    (9,359,716)    (9,231,182)
LVIP Delaware Growth and Income Service Class                     57,355       (22,130)        35,225
LVIP Delaware Social Awareness Standard Class                    216,869    (8,518,746)    (8,301,877)
LVIP Delaware Social Awareness Service Class                      92,347       (39,901)        52,446
LVIP Delaware Special Opportunities Standard Class                95,078    (2,934,908)    (2,839,830)
LVIP Delaware Special Opportunities Service Class                130,611       (52,687)        77,924
LVIP Global Income Standard Class                                371,254      (149,283)       221,971
LVIP Global Income Service Class                                 135,724       (55,137)        80,587
LVIP Janus Capital Appreciation Standard Class                     1,899   (12,692,671)   (12,690,772)
LVIP Janus Capital Appreciation Service Class                     23,047       (12,865)        10,182
LVIP MFS International Growth Service Class                       16,766        (6,277)        10,489
LVIP MFS Value Service Class                                      30,377       (13,555)        16,822
LVIP Mid-Cap Value Service Class                                   8,958        (2,627)         6,331
LVIP Mondrian International Value Standard Class                 182,015    (9,627,068)    (9,445,053)
LVIP Mondrian International Value Service Class                  104,308       (50,481)        53,827
LVIP Money Market Standard Class                               8,013,422   (12,157,809)    (4,144,387)
LVIP Money Market Service Class                                  248,708      (179,802)        68,906
LVIP Protected Profile 2010 Standard Class                       101,163      (149,916)       (48,753)
LVIP Protected Profile 2010 Service Class                         38,175       (40,295)        (2,120)
LVIP Protected Profile 2020 Standard Class                       252,991      (233,347)        19,644
LVIP Protected Profile 2020 Service Class                        187,026       (82,130)       104,896
LVIP Protected Profile 2030 Standard Class                       197,430      (110,169)        87,261
LVIP Protected Profile 2030 Service Class                        234,690       (34,874)       199,816
LVIP Protected Profile 2040 Standard Class                        61,705       (42,408)        19,297
LVIP Protected Profile 2040 Service Class                        222,392       (26,599)       195,793
LVIP Protected Profile 2050 Standard Class                         2,788          (110)         2,678
LVIP Protected Profile 2050 Service Class                          4,226          (275)         3,951
LVIP Protected Profile Conservative Standard Class               208,562      (391,315)      (182,753)
LVIP Protected Profile Conservative Service Class                201,379      (160,032)        41,347
LVIP Protected Profile Growth Standard Class                     208,016      (338,930)      (130,914)
LVIP Protected Profile Growth Service Class                      331,573      (211,500)       120,073
LVIP Protected Profile Moderate Standard Class                   328,683      (599,482)      (270,799)
LVIP Protected Profile Moderate Service Class                    363,294      (233,332)       129,962
LVIP SSgA Bond Index Standard Class                              438,558      (153,415)       285,143
LVIP SSgA Bond Index Service Class                                51,500       (21,222)        30,278
LVIP SSgA Developed International 150 Service Class                5,234        (2,121)         3,113
LVIP SSgA Emerging Markets 100 Standard Class                    346,704      (501,643)      (154,939)
LVIP SSgA Emerging Markets 100 Service Class                     118,740       (53,655)        65,085
LVIP SSgA Global Tactical Allocation Standard Class              103,745      (260,939)      (157,194)
LVIP SSgA Global Tactical Allocation Service Class               185,871      (136,506)        49,365
LVIP SSgA International Index Standard Class                      84,495       (96,735)       (12,240)
LVIP SSgA International Index Service Class                       27,770       (11,851)        15,919
LVIP SSgA Large Cap 100 Service Class                              5,691        (2,525)         3,166
LVIP SSgA S&P 500 Index Standard Class                           534,690      (565,987)       (31,297)
LVIP SSgA S&P 500 Index Service Class                            152,724       (53,319)        99,405
LVIP SSgA Small-Cap Index Standard Class                         137,474      (263,674)      (126,200)
LVIP SSgA Small-Cap Index Service Class                           64,672       (42,298)        22,374
LVIP SSgA Small-Mid Cap 200 Service Class                         16,651       (12,177)         4,474

                                                                 UNITS        UNITS      NET INCREASE
                                                                 ISSUED      REDEEMED     (DECREASE)
                                                               ---------   -----------   ------------
LVIP T. Rowe Price Growth Stock Service Class                     16,577        (6,619)         9,958
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class    1,624,701   (10,037,043)    (8,412,342)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class        84,694       (25,643)        59,051
LVIP Templeton Growth Service Class                                5,593        (2,659)         2,934
LVIP Turner Mid-Cap Growth Service Class                          30,778       (29,266)         1,512
LVIP Vanguard Domestic Equity ETF Service Class                   78,665        (8,864)        69,801
LVIP Vanguard International Equity ETF Service Class              67,533        (5,197)        62,336
LVIP Wells Fargo Intrinsic Value Standard Class                  304,294   (12,068,687)   (11,764,393)
LVIP Wells Fargo Intrinsic Value Service Class                    57,520       (48,236)         9,284
MFS VIT Core Equity Initial Class                                     --           (31)           (31)
MFS VIT Total Return Initial Class                                 5,557       (31,458)       (25,901)
MFS VIT Utilities Initial Class                                2,020,846   (10,676,518)    (8,655,672)
MFS VIT Utilities Service Class                                  104,678       (74,704)        29,974
NB AMT Mid-Cap Growth I Class                                    708,407   (11,113,268)   (10,404,861)
NB AMT Partners I Class                                               84        (1,302)        (1,218)
NB AMT Regency I Class                                               961        (1,583)          (622)
PIMCO VIT Commodity Real Return Advisor Class                      7,595        (6,657)           938
PIMCO VIT Total Return Administrative Class                      607,840       (47,337)       560,503
Putnam VT Global Health Care Class IB                                 56        (1,770)        (1,714)
WFVT Advantage Intrinsic Value Class 2                             9,001        (5,357)         3,644
WFVT Advantage Omega Growth Class 2                                3,102          (533)         2,569
WFVT Advantage Small Cap Growth Class 2                            1,344        (8,944)        (7,600)

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                 UNITS        UNITS      NET INCREASE
                                                                ISSUED      REDEEMED     (DECREASE)
                                                              ----------   -----------   ------------
ABVPSF Global Thematic Growth Class B                          8,672,569   (23,701,568)  (15,028,999)
ABVPSF Growth and Income Class B                                 404,504      (693,319)     (288,815)
ABVPSF International Value Class B                                12,614       (10,717)        1,897
ABVPSF Small/Mid Cap Value Class A                                18,651       (19,860)       (1,209)
American Century VP Inflation Protection Class I               1,152,063      (402,140)      749,923
American Century VP Inflation Protection Class II                364,699      (123,895)      240,804
American Century VP International Class I                          3,693        (9,027)       (5,334)
American Funds Global Growth Class 2                           1,060,621    (1,612,953)     (552,332)
American Funds Growth Class 2                                 45,351,082   (97,989,866)  (52,638,784)
American Funds Growth-Income Class 2                           3,158,926    (3,656,997)     (498,071)
American Funds International Class 2                          23,570,424   (46,032,499)  (22,462,075)
BlackRock Global Allocation V.I. Class I                       1,293,196      (308,667)      984,529
BlackRock Global Allocation V.I. Class III                       428,905       (75,272)      353,633
Delaware VIP Diversified Income Standard Class                 2,348,880    (2,618,083)     (269,203)
Delaware VIP Diversified Income Service Class                  1,058,528      (537,214)      521,314
Delaware VIP Emerging Markets Service Class                       27,864       (38,573)      (10,709)
Delaware VIP High Yield Standard Class                         1,073,448    (1,202,714)     (129,266)
Delaware VIP High Yield Service Class                            140,041      (111,438)       28,603
Delaware VIP Limited-Term Diversified Income Service Class       127,431       (49,286)       78,145
Delaware VIP REIT Standard Class                               9,858,162   (11,710,477)   (1,852,315)
Delaware VIP REIT Service Class                                  229,746      (144,015)       85,731
Delaware VIP Small Cap Value Service Class                    20,686,344   (25,061,875)   (4,375,531)
Delaware VIP Smid Cap Growth Standard Class                   82,120,750    (3,071,779)   79,048,971
Delaware VIP Smid Cap Growth Service Class                       629,357       (27,118)      602,239
Delaware VIP Trend Standard Class                              8,415,849   (92,922,375)  (84,506,526)
Delaware VIP Trend Service Class                                 130,628      (641,751)     (511,123)
Delaware VIP U.S. Growth Service Class                               843        (1,335)         (492)
Delaware VIP Value Standard Class                              5,038,437   (10,685,429)   (5,646,992)
Delaware VIP Value Service Class                                 217,015      (134,114)       82,901
DWS VIP Alternative Asset Allocation Plus Class A                150,091       (38,609)      111,482
DWS VIP Alternative Asset Allocation Plus Class B                 30,806        (6,836)       23,970
DWS VIP Equity 500 Index Class A                              13,057,992   (31,245,083)  (18,187,091)
DWS VIP Equity 500 Index Class B                                 264,508       (67,997)      196,511
DWS VIP Small Cap Index Class A                                4,745,090    (6,871,781)   (2,126,691)
DWS VIP Small Cap Index Class B                                   96,797       (51,318)       45,479

                                                                     UNITS         UNITS     NET INCREASE
                                                                    ISSUED       REDEEMED     (DECREASE)
                                                                  ----------   -----------   ------------
Fidelity VIP Contrafund Service Class                             15,297,882   (29,305,910)  (14,008,028)
Fidelity VIP Contrafund Service Class 2                              628,381      (343,790)      284,591
Fidelity VIP Growth Service Class                                  8,732,450   (14,076,471)   (5,344,021)
Fidelity VIP Growth Service Class 2                                  129,250       (68,149)       61,101
Fidelity VIP Mid Cap Service Class 2                                  59,682       (43,270)       16,412
FTVIPT Franklin Income Securities Class 2                             43,061       (33,247)        9,814
FTVIPT Mutual Shares Securities Class 2                               43,890       (28,328)       15,562
FTVIPT Templeton Global Bond Securities Class 2                       24,953       (53,590)      (28,637)
Invesco V.I. Core Equity Series I                                        139        (1,595)       (1,456)
Invesco V.I. International Growth Series I                             1,279        (6,802)       (5,523)
Janus Aspen Series Worldwide Institutional Class                      21,994       (44,488)      (22,494)
LVIP Baron Growth Opportunities Service Class                      6,756,721   (13,055,352)   (6,298,631)
LVIP Capital Growth Service Class                                         --          (134)         (134)
LVIP Cohen & Steers Global Real Estate Standard Class                558,144      (395,927)      162,217
LVIP Cohen & Steers Global Real Estate Service Class                 183,085       (78,549)      104,536
LVIP Columbia Value Opportunities Service Class                        4,980        (9,011)       (4,031)
LVIP Delaware Bond Standard Class                                  5,300,516    (8,516,250)   (3,215,734)
LVIP Delaware Bond Service Class                                     473,405      (226,473)      246,932
LVIP Delaware Foundation Aggressive Allocation Standard Class      1,263,945    (6,188,753)   (4,924,808)
LVIP Delaware Foundation Aggressive Allocation Service Class          66,194       (44,261)       21,933
LVIP Delaware Foundation Conservative Allocation Standard Class    1,464,173    (6,667,848)   (5,203,675)
LVIP Delaware Foundation Conservative Allocation Service Class        76,786       (40,930)       35,856
LVIP Delaware Foundation Moderate Allocation Standard Class           64,111       (11,384)       52,727
LVIP Delaware Foundation Moderate Allocation Service Class            27,896          (685)       27,211
LVIP Delaware Growth and Income Standard Class                     6,868,256   (21,250,759)  (14,382,503)
LVIP Delaware Growth and Income Service Class                         65,178       (50,150)       15,028
LVIP Delaware Social Awareness Standard Class                      3,574,198   (13,978,234)  (10,404,036)
LVIP Delaware Social Awareness Service Class                         159,549      (106,778)       52,771
LVIP Delaware Special Opportunities Standard Class                 2,570,592    (4,792,790)   (2,222,198)
LVIP Delaware Special Opportunities Service Class                    282,730      (179,381)      103,349
LVIP Global Income Standard Class                                    437,699      (180,719)      256,980
LVIP Global Income Service Class                                     178,823       (32,303)      146,520
LVIP Janus Capital Appreciation Standard Class                     5,351,848   (18,095,399)  (12,743,551)
LVIP Janus Capital Appreciation Service Class                         37,111       (36,596)          515
LVIP MFS International Growth Service Class                           19,083       (17,166)        1,917
LVIP MFS Value Service Class                                          76,843       (13,842)       63,001
LVIP Mid-Cap Value Service Class                                      11,125        (9,888)        1,237
LVIP Mondrian International Value Standard Class                   5,605,069   (18,320,855)  (12,715,786)
LVIP Mondrian International Value Service Class                      217,745      (159,409)       58,336
LVIP Money Market Standard Class                                  12,549,836   (22,857,801)  (10,307,965)
LVIP Money Market Service Class                                      347,191      (330,187)       17,004
LVIP SSgA Bond Index Standard Class                                  431,918      (225,937)      205,981
LVIP SSgA Bond Index Service Class                                    78,815       (22,868)       55,947
LVIP SSgA Developed International 150 Service Class                    3,398          (356)        3,042
LVIP SSgA Emerging Markets 100 Standard Class                      1,543,541    (1,088,354)      455,187
LVIP SSgA Emerging Markets 100 Service Class                         176,522       (47,208)      129,314
LVIP SSgA Global Tactical Allocation Standard Class                  240,339      (328,196)      (87,857)
LVIP SSgA Global Tactical Allocation Service Class                   419,444      (232,299)      187,145
LVIP SSgA International Index Standard Class                         130,584       (83,122)       47,462
LVIP SSgA International Index Service Class                           28,657       (14,262)       14,395
LVIP SSgA Large Cap 100 Service Class                                 12,792        (3,588)        9,204
LVIP SSgA S&P 500 Index Standard Class                               796,192      (754,338)       41,854
LVIP SSgA S&P 500 Index Service Class                                139,837       (57,955)       81,882
LVIP SSgA Small-Cap Index Standard Class                             693,248      (467,317)      225,931
LVIP SSgA Small-Cap Index Service Class                              159,711       (53,024)      106,687
LVIP SSgA Small-Mid Cap 200 Service Class                             27,150       (19,504)        7,646
LVIP T. Rowe Price Growth Stock Service Class                         15,084       (13,373)        1,711
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        9,159,630   (16,267,321)   (7,107,691)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class           116,630       (49,594)       67,036
LVIP Templeton Growth Service Class                                    6,948        (3,375)        3,573
LVIP Turner Mid-Cap Growth Service Class                              13,186        (6,193)        6,993
LVIP Wells Fargo Intrinsic Value Standard Class                    5,331,054   (18,868,716)  (13,537,662)

                                                       UNITS          UNITS     NET INCREASE
                                                       ISSUED       REDEEMED     (DECREASE)
                                                     ----------   -----------   ------------
LVIP Wells Fargo Intrinsic Value Service Class          116,499       (84,567)       31,932
LVIP Protected Profile 2010 Standard Class              154,316      (137,322)       16,994
LVIP Protected Profile 2010 Service Class                67,329       (39,209)       28,120
LVIP Protected Profile 2020 Standard Class              397,675      (238,883)      158,792
LVIP Protected Profile 2020 Service Class               253,153       (49,475)      203,678
LVIP Protected Profile 2030 Standard Class              187,152      (101,333)       85,819
LVIP Protected Profile 2030 Service Class               238,666       (52,223)      186,443
LVIP Protected Profile 2040 Standard Class              111,559       (59,131)       52,428
LVIP Protected Profile 2040 Service Class               267,238       (61,931)      205,307
LVIP Protected Profile Conservative Standard Class      379,540      (493,175)     (113,635)
LVIP Protected Profile Conservative Service Class       464,206      (259,516)      204,690
LVIP Protected Profile Moderate Standard Class          651,392      (636,317)       15,075
LVIP Protected Profile Moderate Service Class           786,764      (435,385)      351,379
LVIP Protected Profile Growth Standard Class            449,985      (569,189)     (119,204)
LVIP Protected Profile Growth Service Class             838,273      (445,687)      392,586
MFS VIT Core Equity Initial Class                            --           (34)          (34)
MFS VIT Total Return Initial Class                       54,235       (46,597)        7,638
MFS VIT Utilities Initial Class                      10,534,310   (29,385,120)  (18,850,810)
MFS VIT Utilities Service Class                         261,354      (163,673)       97,681
NB AMT Mid-Cap Growth I Class                         9,569,025   (16,786,417)   (7,217,392)
NB AMT Partners I Class                                  25,358            --        25,358
NB AMT Regency I Class                                      949       (10,695)       (9,746)
PIMCO VIT Commodity Real Return Advisor Class             6,891        (1,410)        5,481
Putnam VT Global Health Care Class IB                        --          (697)         (697)
WFVT Advantage Intrinsic Value Class 2                    2,297          (997)        1,300
WFVT Advantage Large Company Growth Class 2                 103       (16,473)      (16,370)
WFVT Advantage Omega Growth Class 2                       9,415          (381)        9,034
WFVT Advantage Small Cap Growth Class 2                  13,697       (17,847)       (4,150)

7. SUBSEQUENT EVENT

Management evaluated subsequent events through March 30, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 30, 2012